                                                    Registration Nos. 333-171496
                                                                       811-04865

     As filed with the Securities and Exchange Commission on April 30, 2013

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.       [_]               [_]

    Post-Effective Amendment No.      [3]               [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

    Amendment No.                     [10]              [X]

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                             SEPARATE ACCOUNT USL A
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              (Name of Depositor)

                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-4954
               (Depositor's Telephone Number, Including Area Code)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                               (Name of Guarantor)
                          175 Water Street, 18th Floor
                            New York, New York 10038

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                            Jennifer P. Powell, Esq.
                           Associate General Counsel
        The United States Life Insurance Company in the City of New York
                            2919 Allen Parkway, L4-01
                           Houston, Texas 77019-2111
 (Name and Address of Agent for Service for Depositor,Registrant and Guarantor)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

     It is proposed that the filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [x]  on  April 30, 2013 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)

     If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Separate Account USL A of The United States Life Insurance Company in the City of New York under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

            GROUP IMMEDIATE VARIABLE                 retirement plans (Vanguard Public Mutual Funds),
                ANNUITY CONTRACT                     will not be available for you to allocate your
                   PROSPECTUS                        money within your Contract. The fixed investment
                   MAY 1, 2013                       option is part of our general account and, if
                                                     chosen, each of your annuity payments will
   Issued By The United States Life Insurance        generally be the same amount. If you allocate
   Company in the City of New York Through Its       your money to the variable investment options,
             Separate Account USL A                  the periodic annuity payments will change
                                                     depending on the investment performance of the
This prospectus describes information you should     funds you select. You bear the investment risk.
know before you purchase a Group Immediate           Currently, the variable investment options are
Variable Annuity (the "Group IVA"). On page 5 you    funds of:
will find definitions of certain capitalized
terms used in this prospectus. Please read this      .   Vanguard(R) Variable Insurance Fund
prospectus carefully and keep it for future              ("Vanguard VIF Portfolios")
reference. For information on how to contact us,
please see page 10.                                  .   Vanguard Public Mutual Funds ("Vanguard
                                                         Funds")
The Group IVA is a single premium immediate
variable annuity Contract (the "Contract" or         See "Investment Options" on page 12 for a
"Contracts") between you and The United States       complete list of the variable investment options.
Life Insurance Company in the City of New York       You should be sure you also read the prospectuses
("US Life") where you agree to make one Premium      of the Funds underlying the variable investment
Payment to US Life and US Life agrees to make a      options that may interest you. You can request
stream of Income (annuity) Payments at a later       free copies of any or all of the Funds'
date. The Contract is a single premium,              prospectuses by contacting us as set
immediate, variable annuity offered to               out on page 10.
individuals within groups. It is immediate
because we start making Income Payments within 12    In addition, the Securities and Exchange
months from the Contract Date.                       Commission ("SEC") maintains a website at
                                                     http://www.sec.gov that contains the prospectus,
The description of the Contract in this              Statement of Additional Information ("SAI"),
prospectus is fully applicable to your               materials incorporated by reference, and other
certificate and the word "Contract" includes any     information that we have filed electronically
such certificate.                                    with the SEC.

THE CONTRACT IS DESIGNED TO MEET LONG-TERM           NEITHER THE SECURITIES AND EXCHANGE COMMISSION
FINANCIAL GOALS. DUE TO CERTAIN RESTRICTIONS ON      NOR ANY STATE SECURITIES COMMISSION HAS APPROVED
WITHDRAWALS AND SURRENDERS, THE CONTRACT IS NOT      OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON
SUITABLE AS A SHORT-TERM INVESTMENT.                 THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
                                                     REPRESENTATION TO THE CONTRARY IS A CRIMINAL
THE CONTRACT IS AVAILABLE AS A QUALIFIED             OFFENSE.
CONTRACT, SUCH AS AN INDIVIDUAL RETIREMENT
ANNUITY CONTRACT FUNDED WITH ROLLOVERS FROM          THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE
TAX-QUALIFIED PLANS, AND AS A NON-QUALIFIED          FEDERAL RESERVE BOARD, OR ANY SIMILAR AGENCY.
CONTRACT FUNDED WITH MONEY FROM ANY SOURCE.          THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF,
                                                     NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK
The Contract has 25 investment options to which      OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A
you can allocate your money - 24 variable            VARIABLE ANNUITY IS SUBJECT TO INVESTMENT RISKS,
investment options and one fixed investment          INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
option. If your Contract is a tax-deferred
non-qualified annuity that is not part of your       THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES.
retirement plan, those variable investment           THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN
options that are invested in Mutual Funds            ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY
available to the public outside of annuity           SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION
Contracts, life insurance Contracts, or certain      CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE
employer-sponsored                                   HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE
                                                     HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH
                                                     INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS


DEFINITIONS..........................................................................  5
THE MERGER...........................................................................  7
SUMMARY OF THE CONTRACT..............................................................  7
   Purpose of the Annuity Contract...................................................  7
   Type of Contract..................................................................  7
   Purchase of the Contract..........................................................  7
   The Investment Options............................................................  7
   Expenses..........................................................................  9
   Mortality and Expense Risk Charge.................................................  9
   Statutory Premium Tax Charge......................................................  9
   Other Expenses.................................................................... 10
   Right to Examine.................................................................. 10
   Partial Withdrawal Rights......................................................... 10
   Cancellation Rights............................................................... 10
INQUIRIES AND CONTRACT OWNER AND ANNUITANT INFORMATION............................... 10
   General........................................................................... 10
FEE TABLES........................................................................... 11
CONDENSED FINANCIAL INFORMATION...................................................... 11
INVESTMENT OPTIONS................................................................... 12
   Variable Investment Options....................................................... 12
   Separate Account USL A............................................................ 12
   Vanguard Funds.................................................................... 12
   Vanguard VIF Portfolios........................................................... 13
   Name Changes...................................................................... 17
   Fixed Investment Option........................................................... 17
EXPENSES............................................................................. 17
   Mortality and Expense Risk Charge................................................. 18
   Statutory Premium Taxes........................................................... 18
   Income Taxes...................................................................... 18
   Fund Expenses..................................................................... 19
   Fees and Expenses and Money Market Investment Options............................. 19
   Reduction of Certain Charges and Additional Amounts Credited...................... 19
THE CONTRACT......................................................................... 19
   General Description............................................................... 19
   Who Should Purchase a Contract.................................................... 20
   About the Contract................................................................ 20
   Purchasing a Contract............................................................. 20
   Allocation of Premium............................................................. 20
   Right to Return................................................................... 20
   Market Timing..................................................................... 21
   Restrictions Initiated By the Funds and Information Sharing Obligations........... 22
   Transfers Among Investment Options................................................ 22
   Transaction Requests in Good Order................................................ 23
   Partial Withdrawal Rights With Variable Payments For A Guaranteed Number of Years. 24
   Cancellation Rights............................................................... 26
   Access to your Money/Cancellation of the Contract................................. 26
   Computing the Cancellation Value.................................................. 26
   Taxes............................................................................. 27

   Additional Rights That We Have......................................................................... 27
   Variations in Contract or Investment Option Terms and Conditions....................................... 27
   Expenses or Risks...................................................................................... 28
   Underlying Investments................................................................................. 28
ANNUITY PAYMENTS.......................................................................................... 28
   Generally.............................................................................................. 28
   Annuity Payment Options................................................................................ 29
   Annuity Units.......................................................................................... 30
   Determination of the Initial Annuity Payment........................................................... 30
   Impact of Annuitant's Age on Annuity Payments.......................................................... 30
   Impact of Annuitant' Gender on Annuity Payments........................................................ 31
   Impact of Length of Payment Periods on Annuity Payments................................................ 31
   Impact of Optional Cancellation Endorsement on Annuity Payments........................................ 31
   Determination of Subsequent Variable Annuity Payments.................................................. 31
   Assumed Investment Return.............................................................................. 32
   Selecting an AIR--Pros and Cons........................................................................ 33
ACCESS TO YOUR MONEY...................................................................................... 33
   Generally.............................................................................................. 33
   Deferment of Payments.................................................................................. 33
DEATH BENEFIT............................................................................................. 34
   Death Within Six Months of the Contract Date........................................................... 34
   Death Prior to Income Start Date....................................................................... 34
   Death of Owner After the Income Start Date............................................................. 34
   Death of Annuitant After the Income Start Date......................................................... 35
   Designation of Beneficiary............................................................................. 35
PERFORMANCE............................................................................................... 35
TAXES..................................................................................................... 36
   Introduction........................................................................................... 36
   Annuity Contracts In General........................................................................... 37
   Tax Treatment of Distribution.......................................................................... 37
   Distributions In General............................................................................... 37
   Withdrawals Where Income Start Date Is Before Age 59 1/2 - A Partial Withdrawal or Complete Surrender
   May Trigger a 10% Tax Penalty Unless an Exception Applies.............................................. 37
   Individual Retirement Annuities........................................................................ 38
   Rollovers.............................................................................................. 38
   Conversions............................................................................................ 39
   Tax Treatment Of Distributions - Non-Qualified Contracts............................................... 39
   General................................................................................................ 39
   Complete Surrenders.................................................................................... 39
   Partial Withdrawal - 100% Taxable...................................................................... 39
   Taxable Amounts Associated with A Partial Withdrawal or Complete Surrender May Trigger an Additional
   Net Investment Income.................................................................................. 39
   A Partial Withdrawal or Complete Surrender May Trigger an Additional 10% Tax Penalty Unless an
   Exception Applies...................................................................................... 40
   Non-Qualified Contracts Owned By Non-Natural Persons................................................... 41
   Section 1035 Exchanges................................................................................. 41
   Diversification And Investor Control................................................................... 41
   Withholding............................................................................................ 41
OTHER INFORMATION......................................................................................... 42
   The United States Life Insurance Company in the City of New York....................................... 42
   National Union Guarantee............................................................................... 42

   Ownership........................................................................................ 43
   Voting Privileges................................................................................ 43
   Distribution of the Contract..................................................................... 44
   Legal Proceedings................................................................................ 44
FINANCIAL STATEMENTS................................................................................ 44
REGISTRATION STATEMENTS............................................................................. 45
APPENDIX A - CONDENSED FINANCIAL INFORMATION........................................................ 46
APPENDIX B - HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS......................................... 50
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 59

                                  DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

ANNUITANT

The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the Contract, but in some circumstances the owner may not be the Annuitant. In addition, certain annuity options under the Contract permit a Joint Annuitant.

ANNUITY PAYMENT OPTION

The method in which you choose to receive your stream of annuity payment(s).

ANNUITY UNIT

An accounting unit of measure used to calculate annuity payments after the Contract Date.

ASSUMED INVESTMENT RETURN

The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

COMPANY

The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, New York 10281. In this prospectus, the word "we" refers to the Company.

CONTRACT ANNIVERSARY

An anniversary of the date we issued your Contract.

CONTRACT DATE

The date your Contract is issued and becomes effective.

CONTRACT OWNER

The person (or persons) shown as the Owner under the Contract schedule. Unless otherwise noted, all references to "you" or "your" in this prospectus, refer to the Contract Owner.

CONTRACT YEAR

Each twelve-month period beginning on the Contract Date.

INCOME CHANGE DATE

The date on which the amount of your next variable annuity payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable annuity payments (monthly, quarterly, semi-annual or annual basis), which is specified in your Contract.

INCOME START DATE

The date on which annuity payments begin. You choose this date when you purchase the Contract. Because the Contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that annuity payments begin for an indefinite period of time.)

NON-QUALIFIED CONTRACT

An annuity purchased with dollars already subject to taxation.

PREMIUM PAYMENT

Money sent to us to be invested in your Contract. Because the Contract is a single premium Contract, you are permitted to make only one Premium Payment to us. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

QUALIFIED CONTRACT

An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

RIGHT TO EXAMINE PERIOD

Time period immediately following the Contract Date, when you may return your Contract to the Company.

STATUTORY PREMIUM TAX

A tax charged by a state or municipality on Premium Payments.

VALUATION DATE (ALSO CALLED A "BUSINESS DAY")

Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern Time.

VALUATION PERIOD

The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

VALUATION DATES, TIMES, AND PERIODS

We compute values under a Contract on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

We compute Contract values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one

Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

                                  THE MERGER

Effective December 31, 2010, American International Life Assurance Company of New York ("AI Life"), an affiliate of US Life, merged with and into US Life ("Merger"). Before the Merger, the Contracts were issued by AI Life. Upon the Merger, all Contract obligations that had been those of AI Life became obligations of US Life.

The Merger did not affect the terms of, or the rights and obligations under your Contract, other than to reflect the change to the company that provides your Contract benefits from AI Life to US Life. You will receive a Contract endorsement from US Life that reflects the change from AI Life to US Life. The Merger also did not result in any adverse tax consequences for any Contract owners.

                            SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

PURPOSE OF THE ANNUITY CONTRACT

The single premium immediate variable annuity Contract described in this prospectus provides annuity payments to the Annuitant for his or her life, and, under particular options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semi-annual, or annual basis.

The Contract is intended for people who want to receive a stream of income payments, generally for retirement but also for other long-term purposes.

TYPE OF CONTRACT

If you are eligible, you may purchase the Contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, governmental 457 Plans, or IRAs. You may also purchase the Contract as a non-qualified retirement plan for an individual.

PURCHASE OF THE CONTRACT

The minimum amount to purchase a Contract is $20,000. We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. In general, we will not issue a Contract to anyone who is over age 90, but reserve the right to increase or decrease that age.

THE INVESTMENT OPTIONS

When you purchase the Contract, you may allocate your Premium Payment to our Separate Account to provide a variable annuity. Our Separate Account is divided into subaccounts, 24 of which are offered under the Contract. Each of the 24 subaccounts invest exclusively in shares of a specific Vanguard Fund or Vanguard

VIF Portfolio. The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the Contracts.

   The Vanguard Funds are only available if your Contract has been issued on a qualified basis. The Vanguard VIF Portfolios are available for both qualified and non-qualified Contracts. You can allocate your Premium Payment to one or more subaccounts that invest exclusively in shares of the following variable investment options described in the Funds' prospectuses:

VANGUARD FUNDS (and their investment advisors)

Managed by Vanguard's Fixed Income Group
   Vanguard Inflation-Protected Securities Fund

Managed by Wellington Management Company, LLP
   Vanguard Dividend Growth Fund
   Vanguard GNMA Fund

Also included in the Vanguard Funds are the:
   Vanguard LifeStrategy(R) Conservative Growth Fund
   Vanguard LifeStrategy(R)Growth Fund
   Vanguard LifeStrategy(R) Income Fund
   Vanguard LifeStrategy(R) Moderate Growth Fund

   These Funds receive advisory services indirectly, by investing in other Vanguard funds.

VANGUARD VIF PORTFOLIOS (and their investment advisors)

Managed by Vanguard's Fixed Income Group
   Vanguard VIF Money Market Portfolio
   Vanguard VIF Short-Term Investment-Grade Portfolio
   Vanguard VIF Total Bond Market Index Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.
   Vanguard VIF Diversified Value Portfolio

Managed by Vanguard's Quantitative Equity Group
   Vanguard VIF Conservative Allocation Portfolio
   Vanguard VIF Equity Index Portfolio
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF Moderate Allocation Portfolio
   Vanguard VIF REIT Index Portfolio

Managed by AllianceBernstein L.P. and William Blair & Company, L.L.C.
   Vanguard VIF Growth Portfolio

Managed by Wellington Management Company, LLP
   Vanguard VIF Balanced Portfolio
   Vanguard VIF High Yield Bond Portfolio

Managed by Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group
   Vanguard VIF Small Company Growth Portfolio

Managed by Wellington Management Company, LLP and Vanguard's Quantitative Equity Group
   Vanguard VIF Equity Income Portfolio

Managed by Schroder Investment Management North America Inc.,
M&G Investment Management Limited, and Baillie Gifford Overseas Ltd
   Vanguard VIF International Portfolio

Managed by PRIMECAP Management Company
   Vanguard VIF Capital Growth Portfolio

Also included in Vanguard VIF Portfolio is:
   Vanguard VIF Total Stock Market Index Portfolio

Vanguard VIF Total Stock Market Index Portfolio receives advisory services indirectly, by investing in other Vanguard funds and Vanguard VIF Portfolios.

Each Vanguard Fund's board of trustees and each Vanguard VIF Portfolio's board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Vanguard Fund's or Vanguard VIF Portfolio's advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Vanguard Fund's and each Vanguard VIF Portfolio's overall manager, The Vanguard Group, Inc. ("Vanguard") may provide investment advisory services to any Vanguard Fund or Vanguard VIF Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

ALLOCATING PART OR ALL OF YOUR PREMIUM PAYMENT TO A SUBACCOUNT MEANS YOU HAVE ELECTED, AT LEAST IN PART, A VARIABLE ANNUITY PAYMENT. THE AMOUNT OF YOUR VARIABLE ANNUITY PAYMENT WILL INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS YOU SELECTED. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS ALLOCATED TO A SUBACCOUNT.

You can also allocate all or part of your Premium Payment to the general account and elect a fixed annuity payment. Under this option, the periodic amount you receive will not change once it is established. Each new allocation from the Separate Account A to the general account will establish a new periodic payment amount for that allocation.

EXPENSES

The company does not deduct a sales load from your Premium Payment, but does deduct the following charges in connection with the Contract. For additional information, see "EXPENSES" further on in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 0.52% per annum based on each subaccount's average daily net assets.

STATUTORY PREMIUM TAX CHARGE. Certain states assess a premium tax charge for Premium Payments made under the Contract. If applicable, the premium tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Statutory Premium Taxes" further on in this prospectus for more information.

OTHER EXPENSES. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

RIGHT TO EXAMINE

You may cancel your Contract within ten days after receiving it. We will refund your Premium Payment, adjusted as required by your Contract. See "Right to Return" further on in this prospectus.

PARTIAL WITHDRAWAL RIGHTS

If you choose an annuity payment option with a Guaranteed Number of Years, you will have the right to make a partial withdrawal from your Contract subject to certain provisions. See "Partial Withdrawal Rights with Variable Payments for a Guaranteed Number of Years" further on in this prospectus.

CANCELLATION RIGHTS

You may choose to have the right to cancel your Contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

            INQUIRIES AND CONTRACT OWNER AND ANNUITANT INFORMATION

If you have questions about your Contract, please telephone our Annuity Administration Department at 1-877-299-1724. Personal and/or account specific information may be requested to validate a caller's identity and authorization prior to the providing of any information. This information will be verified against the Contract Owner's records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the contract. You will receive periodic statements confirming any transactions that take place as well as other required periodic reports if you choose a variable payout option. Until we update all the forms to reflect that AI Life merged into US Life, we may provide you with forms, statements or reports that still reflect AI Life as the issuer and/or the former Separate Account's name.

You may also contact US Life, the issuer of the Contracts. You can contact US Life at its Group Annuity Administration Department, 405 King Street, 4th Floor, Wilmington, Delaware 19801.

GENERAL

It is your responsibility to carefully review all documents you receive from us and immediately notify the Annuity Administration Department of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Annuity Administration Department of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or transfer cash value between investment options. Statutory state premium taxes may also be deducted.

--------------------------------------------------------------------------------------
MAXIMUM OWNER TRANSACTION EXPENSES
--------------------------------------------------------------------------------------
CHARGE                                                     AMOUNT
--------------------------------------------------------------------------------------
Sales Load Imposed on Purchases (as a  None
percentage of purchase payments)
--------------------------------------------------------------------------------------

Transfer Fee                           $10 per transfer
                                       (There is no charge for the first 12 transfers
                                       each Contract year; thereafter, we reserve
                                       the right to charge a fee of $10 per
                                       transfer.)
--------------------------------------------------------------------------------------

Partial Withdrawal Transaction Charge  The lesser of 2% of the amount withdrawn or $25
--------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including fund fees and expenses.

      -------------------------------------------------------------------
      SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of
      average account value)
      -------------------------------------------------------------------
      CHARGE                                                       AMOUNT
      -------------------------------------------------------------------
      Maximum Mortality and Expense Risk Fees                       0.52%
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                        0.52%
      -------------------------------------------------------------------

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Contract. Total Annual Fund Operating Expenses vary for each Fund. The range in the table shows the minimum and maximum for the Funds as of each Fund's most recent fiscal year end. Current and future expenses for the Funds may be higher or lower than those shown.

  ----------------------------------------------------------------------------
  ANNUAL FUND FEES AND EXPENSES (as a percentage of average
  daily Separate Account value)
  ----------------------------------------------------------------------------
  CHARGE                                                       MAXIMUM MINIMUM
  ----------------------------------------------------------------------------
  Total Annual Fund Operating Expenses (expenses that are
    deducted from fund assets include management fees,
    distribution (12b-1) fees, and other expenses)              0.51%   0.14%
  ----------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

                        CONDENSED FINANCIAL INFORMATION

Historical accumulation unit values are contained in Appendix A.

                              INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS

SEPARATE ACCOUNT USL A

US Life holds the assets of your Account Value in subaccounts of Separate Account USL A (the "Separate Account"). The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). Before January 3, 2011, the Separate Account was a separate account of AI Life, created on June 5, 1986, under New York insurance law. At that time the Separate Account was named Variable Account A of American International Life Assurance Company of New York. On January 3, 2011, and in conjunction with the merger of US Life and AI Life, the Separate Account was transferred to and became a separate account of US Life under New York law.

US Life owns the assets in the Separate Account. The Separate Account is divided into subaccounts. The Separate Account may include other subaccounts which are not available under the Contract.

The assets in the Separate Account may not be used to pay any liabilities of US Life other than those arising from the Contracts, and US Life is obligated to pay all amounts due the Contract Owners under the Contracts.

VANGUARD FUNDS

Each of the Vanguard Funds is a mutual fund registered with the SEC. You should carefully read the prospectus for each of the Vanguard Funds before investing. They contain detailed information regarding management of the Vanguard Funds, investment objectives, investment advisory fees and expenses, and other charges. The prospectuses also discuss the risks involved in investing in the Vanguard Funds. Below is a summary of the investment objective and strategies of each Fund available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE.

    . Vanguard LifeStrategy(R) Income Fund seeks to provide current income and some capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks.

    . Vanguard LifeStrategy(R) Conservative Growth Fund seeks to provide current income and low to moderate capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks.

    . Vanguard LifeStrategy(R) Moderate Growth Fund seeks to provide capital appreciation and a low to moderate level of current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds.

    . Vanguard LifeStrategy(R) Growth Fund seeks to provide capital appreciation and some current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds.

    . Vanguard Dividend Growth Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income. The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically--but not always--will be undervalued relative to the market and will show potential for increasing dividends. The Fund will be diversified across industry sectors.

    . Vanguard GNMA Fund seeks to provide a moderate level of current income. The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in other types of securities, such as U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies, other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. Although the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years).

    . Vanguard Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade."

Each Fund is part of Vanguard, a family of 37 investment companies with more than 160 investment portfolios holding assets in excess of $1 trillion. Vanguard serves as the investment advisor to VANGUARD INFLATION-PROTECTED SECURITIES FUND. Vanguard manages the Inflation-Protected Securities Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. Certain funds employ external advisors. Wellington Management Company, LLP serves as advisor to VANGUARD DIVIDEND GROWTH FUND and VANGUARD GNMA FUND. The LifeStrategy Funds do not employ an investment advisor. The LifeStrategy Funds' board of trustees decides how to allocate their assets among the underlying funds.

VANGUARD VIF PORTFOLIOS

Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. It contains detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees and expenses, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF Portfolios. Below is a summary of the investment objective and strategies of each Portfolio available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE.

    . Vanguard VIF Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

    . Vanguard VIF Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investor Services, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

    . Vanguard VIF Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs a "passive management"--or indexing-- investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

    . Vanguard VIF High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds-- commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's, have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, and preferred stocks and fixed and floating rate loans of medium to lower-range credit quality. The loans that the Portfolio may invest in will be rated Baa or below by Moody's; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's high-yield bonds and loans mostly have short- and intermediate-term maturities.

    . Vanguard VIF Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

    . Vanguard VIF Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

    . Vanguard VIF Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

    . Vanguard VIF Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds, Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. Though the Portfolio seeks to track the Index, its performance typically can be expected to fall short by a small percentage representing operating costs of the underlying funds.

    . Vanguard VIF Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

    . Vanguard VIF Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI(R) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index.

    . Vanguard VIF Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

    . Vanguard VIF Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

    . Vanguard VIF Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

    . Vanguard VIF International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies large-, mid-, and small capitalization considered to have above-average growth potential. The Portfolio uses multiple investment advisors.

    . Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI(R) US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

    . Vanguard VIF Conservative Allocation Portfolio seeks to provide current income and low-to-moderate capital appreciation by investing in a diversified group of Vanguard index funds. The portfolio follows a balanced approach by allocating approximately 60% of its assets to bonds and 40% to common stocks. The portfolio's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holding consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid-cap and small-cap U.S. stocks and foreign stocks.

    . Vanguard VIF Moderate Allocation Portfolio seeks to provide capital appreciation and a low to moderate level of current income. The portfolio follows a balanced approach by allocating approximately 60% of its assets to common stocks and 40% to bonds. The portfolio's indirect bond holdings are a diversified mix of short-, intermediate-, U.S. agency, and invest-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid-cap and small-cap U.S. stocks and foreign stock.

Vanguard's Fixed Income Group serves as the investment advisor to VANGUARD VIF MONEY MARKET PORTFOLIO, VANGUARD VIF SHORT-TERM INVESTMENT-GRADE PORTFOLIO, and VANGUARD VIF TOTAL BOND MARKET INDEX PORTFOLIO. Vanguard's Quantitative Equity Group serves as the investment advisor to VANGUARD VIF CONSERVATIVE ALLOCATION PORTFOLIO, VANGUARD VIF EQUITY INDEX PORTFOLIO, VANGUARD VIF MID-CAP INDEX PORTFOLIO, VANGUARD VIF MODERATE ALLOCATION PORTFOLIO, and VANGUARD VIF REIT INDEX PORTFOLIO. VANGUARD VIF TOTAL STOCK MARKET INDEX PORTFOLIO receives advisory services indirectly, by investing in other Vanguard funds and Vanguard VIF Portfolios. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain funds employ external advisors. PRIMECAP Management Company serves as advisor to VANGUARD VIF CAPITAL GROWTH PORTFOLIO. AllianceBernstein, L.P. and William Blair & Company, L.L.C. serve as advisors to VANGUARD VIF GROWTH PORTFOLIO. Wellington Management Company, LLP serves as advisor to VANGUARD VIF HIGH YIELD BOND PORTFOLIO and VANGUARD VIF BALANCED PORTFOLIO. Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group serve as advisors to VANGUARD VIF SMALL COMPANY GROWTH PORTFOLIO. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd, and M&G Investment Management Limited serve as advisors to VANGUARD VIF INTERNATIONAL PORTFOLIO. Barrow, Hanley,
Mewhinney & Strauss, Inc. serves as advisor to VANGUARD VIF DIVERSIFIED VALUE PORTFOLIO. Wellington Management Company, LLP and Vanguard's Quantitative Equity Group serve as advisors to VANGUARD VIF EQUITY INCOME PORTFOLIO.

NAME CHANGES

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports, and confirmations that reflect a Fund's prior name.

FIXED INVESTMENT OPTION

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our Separate Accounts. Unlike our Separate Account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors.

No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.

                                   EXPENSES

         A CLOSER LOOK AT THE COSTS OF INVESTING IN A VARIABLE ANNUITY

   Costs are an important consideration in choosing a variable annuity. That's because you, as a Contract Owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity Contract itself. These combined costs can have a significant effect on the investment performance of the annuity Contract. Even seemingly small differences in mutual fund and annuity Contract expenses can, over time, have a dramatic effect on performance.

                SUMMARY OF COSTS OF INVESTING IN THE CONTRACTS

   .   No sales load or sales charge

   .   No annual Contract maintenance charge

   . No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee of $10.00 per transfer)

   .   Maximum Annual Mortality and Expense Risk Charge: 0.52%

   . Partial Withdrawal Transaction Charge: The lesser of 2% of the amount withdrawn or $25

   . Fees and expenses paid by the funds ranged from 0.14% to 0.51% at the end of each fund's most recent fiscal year

MORTALITY AND EXPENSE RISK CHARGE

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 0.52%. The charge compensates us for the expenses of administering the Contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

            A CLOSER LOOK AT THE MORTALITY AND EXPENSE RISK CHARGE

   The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives. The Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.`

   The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

STATUTORY PREMIUM TAXES

We will deduct from your Premium Payment any premium tax imposed on us by the state or locality where you reside. The State of New York currently imposes no premium taxes on annuity Contracts.

INCOME TAXES

Although we do not currently deduct any charge for income taxes attributable to your Contract, we reserve the right to do so in the future.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various funds. These charges are described in the prospectuses for the Vanguard Funds and the Vanguard VIF Portfolios. The maximum fund expenses are described in the fee table contained in the prospectus.

FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTIONS

During periods of low short-term interest rates, and in part due to Contract fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Contract's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your Contract value in the money market investment option will lose value.

REDUCTION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the Contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the Contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

(1)the size and nature of the group;

(2)the total amount of premium we expect to receive from the group;

(3)any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

                                 THE CONTRACT

GENERAL DESCRIPTION

An annuity is a Contract between you, as the owner, and a life insurance company. The Contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the Contract using after-tax dollars (a non-qualified Contract), transferring assets from another IRA, or by "rolling over" assets from a qualified plan (a qualified Contract).

The Contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our Separate Account invests in shares of a corresponding mutual fund. Depending on market conditions, the various funds may increase or decrease in value. If you allocate money to the funds, the amount of the variable annuity payments will depend on the investment performance of the funds you select.

The Contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your Contract will generally be for the same amount and will not vary with investment performance.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You can purchase the Contract as a non-qualified Contract, with money generally from any source. Or, you may purchase the Contract as a qualified Contract such as an individual retirement annuity Contract funded with rollovers from tax-qualified plans.

     A FEW THINGS TO KEEP IN MIND REGARDING WHO SHOULD PURCHASE A CONTRACT

   Under the Contract, you will have access to your investment only through annuity payments, or certain other Contract provisions discussed in your Contract (and any applicable endorsements thereto).

   The Contract should only be purchased by individuals who will not need full access to their Premium Payment on an immediate basis.

ABOUT THE CONTRACT

This prospectus describes a Contract between you and the Company, the issuer of the Contract. The Contract may provide income payments for the life of one or two persons, or for a designated period, or both.

PURCHASING A CONTRACT

The minimum investment for both qualified and non-qualified Contracts is $20,000. We reserve the right to refuse your Premium Payment. In general, we will not issue a Contract to anyone who is over age 90, but we reserve the right to lower or increase this age for new Contracts.

ALLOCATION OF PREMIUM

When you purchase a Contract, you will tell us how to allocate your Premium Payment among the investment options. At the time of application, we must receive your Premium Payment before the Contract will be effective. We will issue your Contract and allocate your Premium Payment to Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the Contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained.

RIGHT TO RETURN

If for any reason you are not satisfied with your Contract, you may return it to us and we will refund your Premium Payment received by us, and any applicable charges that have been deducted, adjusted by any investment experience. Because you have this right, we will direct the portion of your initial net Premium Payment that is to be allocated to a variable investment option, to Vanguard VIF Money Market Portfolio for a period of 15 days, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. The allocation of your investment out of Vanguard VIF Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investing in Vanguard VIF Money Market Portfolio during the right to return period.

To exercise your right to return your Contract, you must mail it directly to us at The United States Life Insurance Company in the City of New York, Attention:
Group Annuity Administration Department, 405 King Street, 4/th/ Floor, Wilmington, Delaware 19801, within 10 days after you receive it.

Any portion of your initial net premium that is to be allocated to the fixed investment option will be so allocated upon receipt.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

..   dilution in the value of Fund shares underlying investment options of other
    Contract Owners;

..   interference with the efficient management of the Fund's portfolio; and

..   increased administrative costs.

We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean a transfer of your account value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one variable annuity contract for another annuity contract or life insurance policy. We are required to monitor the Contracts to determine if a Contract Owner requests:

..   an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

..   an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

..   an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

..   an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, email and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days. A Contract Owner's subsequent violation of this policy will result in the suspension of Contract transfer privileges for six months.

In most cases, exchanges into and out of the Vanguard VIF Money Market Portfolio are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the

Vanguard VIF Money Market Portfolio. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

(1)if a Contract Owner requests an exchange out of any variable investment option into the Vanguard VIF Money Market Portfolio, and

(2)the same Contract Owner, within two calendar weeks requests an exchange out of the Vanguard VIF Money Market Portfolio back into that same variable investment option, then

(3)the second transaction above is considered market timing.

Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances, and we will treat all Contract Owners the same.

In addition, Contract Owners incur a $10 charge for each transfer in excess of 12 each Contract year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

The exchange privilege (your ability to transfer from one of the Vanguard Portfolios and Funds (the "funds") to another investment option among the funds) may be available to you through your annuity. Although Vanguard makes every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent market timing, the Funds have the right to request information regarding Contract Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Contract Owner transactions in the Fund.

TRANSFERS AMONG INVESTMENT OPTIONS

The initial allocation of premium among investment options to provide variable annuity payments can be changed by transfers of fund values among the investment options made by written request. We reserve the right to charge $10 per transfer after the first 12 transfers in a Contract year. We consider your instructions to transfer from or to more than one investment option at the same time to be one transfer.

No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

The company may offer certain features, such as dollar cost averaging and/or automatic rebalancing, that provide for automatic and scheduled transfers between variable investment options. Under these features, transactions are generally priced as of the date of the transfer. However, if the scheduled date of the transfer falls on a non-business day, it will be processed as of the preceding business day. Dollar cost averaging and automatic rebalancing transfers do not count against the free transfers you are permitted to make each Contract year.

         A CLOSER LOOK AT TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS

   HOW TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS ARE EFFECTED:

  (A)The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

  (B)The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

  (C)The result of (B) is the number of Annuity Units allocated to the new subaccount.

   MINIMUM TRANSFER AMOUNT. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Unit Value, is the minimum number of Annuity Units that may be transferred.

   FOR EXAMPLE, let's say that you owned 500 Annuity Units in subaccount one ("s1"), valued at $2 per Annuity Unit, for a total of $1,000 in monthly income. You decide to transfer the entire amount in s1 to subaccount two ("s2"). Annuity Units in s2 are currently valued at $5 per Annuity Unit. Upon completion of the transfer, you will own 200 Annuity Units in s2 valued at $5 per Annuity Unit, for a total of $1,000 in monthly income.

The transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that instructions are genuine.

TRANSACTION REQUESTS IN GOOD ORDER

We will accept the Contract Owner's instructions to withdraw value from the Contract or to transfer values in the Contract Owner's investment options, contingent upon the Contract Owner providing us with withdrawal or transfer requests in good order. This means that the Contract Owners' requests must be accompanied by sufficient detail to enable us to withdraw or transfer assets properly.

If we receive a transaction request and it is not in good order, the transfer will not be completed until we receive all necessary information. If we receive a withdrawal request and it is not in good order, the withdrawal will not be completed until we receive all necessary information.

We will attempt to make a Contract Owner's request in good order for up to five business days following its receipt. For instance, one of our representatives may telephone the Contract Owner to determine the intent of a request. If a Contract Owner's request is still not in good order after five business days, we will cancel the request and notify the Contract Owner when the request is cancelled.

PARTIAL WITHDRAWAL RIGHTS WITH VARIABLE PAYMENTS FOR A GUARANTEED NUMBER OF
YEARS

If you choose an annuity payment option where you will continuously receive annuity payments for "A Guaranteed Number of Years" (referred to as the "Guaranteed Period"), then you will have the right to make one partial withdrawal per Contract Year from the present value of your remaining variable annuity payments subject to the following provisions:

..   PARTIAL WITHDRAWAL TRANSACTION CHARGE. We will assess a partial withdrawal transaction charge for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the net proceeds of the partial withdrawal.

..   DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. This prospectus describes how we determine variable annuity payments subsequent to the initial annuity payment. While the number of Annuity Units for each subaccount will generally remain constant, this prospectus lists two exceptions to that rule on page 32. Another exception exists if you make a partial withdrawal, as permitted in this prospectus. A partial withdrawal involves a transfer of assets out of a subaccount. As actual assets decrease in a subaccount, the number of Annuity Units in such subaccount must also be decreased to reflect the loss of those assets.

..   ACCESS TO YOUR MONEY. You may elect a partial withdrawal of a portion of the present value of the variable annuity payments remaining in the Guaranteed Period as long as at least five (5) years of variable guaranteed periodic payments remain in your annuity after the partial withdrawal has been completed. A partial withdrawal will reduce all remaining variable annuity payments, both guaranteed and life contingent, by an equal amount and will also reduce the length of the Guaranteed Period for variable annuity payments. See the section on "Computing the Partial Withdrawal Amount" on the next page of this prospectus.

..   PARTIAL WITHDRAWAL LIMITATIONS. In determining the value available for a partial withdrawal, only the present value of the variable annuity payments will be used. No fixed Annuity Payments will be used in determining partial withdrawal values, and neither the amount of fixed annuity payments nor the length of the Guaranteed Period for such fixed annuity payments will be affected by a partial withdrawal. At any time after the Right to Examine period has ended, you may request a partial withdrawal from your Contract as long as more than five (5) years remain in the Guaranteed Period. Partial withdrawals are only available under annuity options which are either a single or joint life annuity with payments guaranteed for a minimum number of years. The Guaranteed Period can never exceed the life expectancy of the Annuitant or Joint Annuitant and cannot be less than five
    (5) years. To effect a partial withdrawal, the Contract must be in force. Only one partial withdrawal is permitted during any Contract Year. The minimum partial withdrawal amount is $2,500. The partial withdrawal is restricted to an amount that allows at least five (5) years of guaranteed period variable Annuity Payments to remain in the Contract after the withdrawal.

..   PARTIAL WITHDRAWALS REDUCE YOUR FUTURE VARIABLE ANNUITY PAYMENTS. If you
    make a partial withdrawal you will still receive annuity payments, but the partial withdrawal will result in a reduction in the amount of each remaining variable annuity payment as well as a decrease in the guaranteed period that will apply to such variable annuity payments. In addition, if you transfer values from one or more subaccounts which support those variable annuity payments to the fixed investment option which supports the fixed annuity payments at any time after a partial withdrawal has been taken, the Guaranteed Period related to those recently transferred values that are now supporting fixed annuity payments will remain shortened. The Guaranteed Period applicable to any pre-existing fixed annuity payments would not be affected. See "Partial Withdrawal Rights With Variable Payments For A Guaranteed Number of Years" above for the definition of the term "Guaranteed Period."

When you request a partial withdrawal, we will take it from the subaccounts in which the annuity is then invested in the same proportion as the value invested in each subaccount on the date of the partial withdrawal. We charge a fee for each partial withdrawal, which will be deducted from the lump sum payment at the time a partial withdrawal is effected. Since the amount of annuity payments changes on the next Income Change Date, the reduction in annuity payments due to the partial withdrawal (but not the payment of the partial withdrawal amount) will be delayed until that time.

..   COMPUTING THE PARTIAL WITHDRAWAL AMOUNT. If you make a partial withdrawal, we will calculate the present value of future variable annuity payments during the guaranteed period by discounting the payments at the assumed investment return, and with consideration to any fees charged for a partial withdrawal. The future variable income payment amount we use in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the withdrawal request by the current number of Annuity Units for each subaccount, and summing for all subaccounts. A partial withdrawal will reduce all future variable annuity payments by an equal amount, and the remaining length of the guaranteed period will also be reduced.

The following four factors will determine the specific amount by which the remaining variable annuity payments will be reduced and by which the remaining length of the Guaranteed Period will be shortened:

(1)the amount of the partial withdrawal request;

(2)the length of time remaining in the Guaranteed Period at the time that the partial withdrawal is requested;

(3)the age and sex of the Annuitant or Joint Annuitants; and

(4)the Annuity Income Option chosen.

In other words, the more you withdraw the lower future variable annuity payments will be and more of a reduction in the length of time in the guaranteed period will occur. Any fixed income payments remaining under the Contract and their guaranteed period will remain unchanged.

   EXAMPLE OF COMPUTING A PARTIAL WITHDRAWAL: Individual A is age 65 when he begins to receive variable annuity payments of $1,000. He receives payments in monthly installments from a Life Annuity with a Guaranteed Number of Years (20 years). In annuity payment year one, A requests the maximum partial withdrawal amount possible from his variable annuity. By taking this partial withdrawal, A's monthly variable annuity payments are reduced from $1,000 to $210 after the withdrawal, because the number of annuity units has been permanently reduced. A's guaranteed period for variable annuity payments is also reduced from 20 years to 5 years.

   Any portion of your Contract that is allocated to fixed annuity income will not be changed, the monthly fixed payments will remain the same and the guaranteed period for such payments will not be reduced.

..   TAXES. Please read the tax discussion in your prospectus for information relating to partial withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

CANCELLATION RIGHTS

If you elect to include the cancellation option with your Contract, you may have the right to cancel your Contract. Otherwise, the cancellation option described in this section does not apply to you. The cancellation option is available with both the variable and the fixed payouts under all annuity options. If you choose the cancellation endorsement, the amount of each annuity payment will be lower than without the cancellation option.

The Contract is designed to meet long-term financial goals and is not suitable as a short-term investment. If you are concerned that you may need to cancel the Contract within six months, you should consider selecting the Cancellation Endorsement for your Contract. However, since selecting the Cancellation Endorsement will lower your Annuity Payments, if you do not anticipate a need to cancel your Contract, you should not select the Cancellation Endorsement.

ACCESS TO YOUR MONEY/CANCELLATION OF THE CONTRACT. If you are the Annuitant, you may access your money by receiving your scheduled annuity payments. Also, you, as the Contract Owner may cancel your Contract for its cancellation value within six (6) months after the contract date if the following conditions are met:

..   At the time of Contract issue, the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80;

..   Your Contract includes a Cancellation Endorsement;

..   Your Contract is in force; and

..   A Voluntary Cancellation Form is received by us, in good order, no later than six (6) months after the Annuity Contract date.

If you cancel your Contract, we will pay you a lump sum amount. No residual benefit under the Contract will remain once a cancellation has been requested and paid during the six month period, which means that the annuitant(s) will receive no more payments under the Contract.

COMPUTING THE CANCELLATION VALUE. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed annuity payments, to be determined as follows.

(1)The value of future variable annuity payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine annuity payments, to the future variable annuity payments which are to be paid in accordance with the Annuity Income Option in effect when cancellation is requested. The amount of future variable annuity payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

(2)Fixed annuity payments will be determined by applying the then current annuity pricing factors, established in accordance with the Fixed Account section of the Contract, to the remaining value of fixed annuity payments which is to be paid in accordance with the Annuity Income Option in effect on the date the request is received. One of these annuity pricing factors is the current interest rate for the

   Fixed Account, or the "annuity purchase rate." We use investments in the fixed income market in part to support our obligations under the Contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of annuity payments at the Contract Date. For example, if the current annuity purchase rates for fixed annuity payments is seven percent (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed annuity payments portion of your Contract will be no less than four percent (4%) and no greater than ten percent (10%).

TAXES. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your Contract.

ADDITIONAL RIGHTS THAT WE HAVE

We have the right at any time to:

(1)Transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Annuity Unit value for that option to below $500;

(2)transfer the entire balance in proportion to any other investment options you then are using, if the Annuity Unit value in an investment option is below $500 for any other reason;

(3)end the automatic rebalancing feature if your Annuity Unit value falls below $5,000;

(4)replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

(5)add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Contracts from one investment option and put them into another, subject to SEC and other required regulatory approvals;

(6)operate the Separate Account under the direction of a committee or discharge such a committee at any time;

(7)operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

(8)make other changes in the Contract that in our judgment are necessary or appropriate to ensure that the Contract continues to qualify for tax treatment as an annuity.

VARIATIONS IN CONTRACT OR INVESTMENT OPTION TERMS AND CONDITIONS

We have the right to make some variations in the terms and conditions of a Contract or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Contract Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

EXPENSES OR RISKS. US Life may vary the charges and other terms within the limits of the Contract where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Contract.

UNDERLYING INVESTMENTS. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                               ANNUITY PAYMENTS

GENERALLY

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semi-annual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date, and can start as early as 1 month after we receive your Premium Payment. In addition, annuity payments must begin by the Annuitant's 91/st/ birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

We will make annuity payments to you as the Annuitant unless, in the case of non-qualified Contracts only, you designate another person as Annuitant to receive them.

            A FEW THINGS TO KEEP IN MIND REGARDING ANNUITY PAYMENTS

   . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

   . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

   . You may select an Annuity Payment Option and allocate your Premium Payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

   . If you choose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subaccount.

   . If you choose to include the Cancellation Endorsement with your Contract, the amount of each annuity payment will be lower than without the Cancellation Endorsement.

   . If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of their current address or active bank account location.

ANNUITY PAYMENT OPTIONS

The Contract currently offers the four annuity options described below. We may make other annuity options available subject to our discretion. Please refer to your Contract specific materials for the annuity options available in your Contract. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

..   Option 1 - LIFE ANNUITY

   Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

..   Option 2 - LIFE ANNUITY WITH A GUARANTEED NUMBER OF YEARS

   Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period.

..   Option 3 - JOINT AND SURVIVOR ANNUITY

   Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive. However, the amount of the remaining annuity payments will be either equal to or less than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

..   Option 4 - JOINT AND SURVIVOR ANNUITY WITH A GUARANTEED NUMBER OF YEARS

   Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

      SOMETHING TO KEEP IN MIND REGARDING ANNUITY PAYMENT OPTIONS 3 OR 4

   Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the annuity payments to be made to the Joint Annuitant, upon the Annuitant's death, will be:

  (A)equal to the annuity payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive; or

  (B)lower than the annuity payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive.

   All things being equal, annuity payments to the Annuitant while both the Annuitant and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

ANNUITY UNITS

Upon receiving your single Premium Payment, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each fund will vary from one Valuation Period to the next based on the investment experience of the assets in the Fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

DETERMINATION OF THE INITIAL ANNUITY PAYMENT

The following factors determine the amount of the first annuity payment:

..   the portion of the premium allocated to provide variable payments, the investment options and the Assumed Investment Return ("AIR") you chose and the performance of the investment options between the date we received your Premium Payment and the date of the first annuity payment;

..   the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;

..   the age and gender of the Annuitant (and Joint Annuitant, if any);

..   the annuity option selected;

..   the frequency of annuity payments;

..   the deduction of applicable premium taxes; and

..   the time period from the Contract Date to the Income Start Date.

IMPACT OF ANNUITANT'S AGE ON ANNUITY PAYMENTS

For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

IMPACT OF ANNUITANT' GENDER ON ANNUITY PAYMENTS

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity Contracts in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

In most cases, other than those mentioned above, the amount of fixed and variable Annuity Payments involving life income will be affected by the gender of the Annuitant and Joint Annuitant. However, we reserve the right to offer Contracts to certain groups in situations which, under current, law, may require gender-neutral benefits. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

IMPACT OF LENGTH OF PAYMENT PERIODS ON ANNUITY PAYMENTS

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

IMPACT OF OPTIONAL CANCELLATION ENDORSEMENT ON ANNUITY PAYMENTS

If you choose to include the Cancellation Endorsement with your Contract, the amount of each annuity payment will be lower than without the Cancellation Endorsement. The reduction per annuity payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose since the last Income Change Date. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

..   If value is transferred from one investment option to another. See the example under "A Closer Look At Transfers Among Variable Investment Options" in this prospectus.

..   Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor annuity option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the AIR.

ASSUMED INVESTMENT RETURN

The amount of the annuity payments provided by the portion of the Premium Payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the AIR. The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered.

A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.

               PLAIN TALK ABOUT ASSUMED INVESTMENT RETURN OR AIR

..   If you allocate a portion of your premium to variable annuity income then you invest this premium into the annuity investment options available and select an AIR. Currently, we offer an AIR of 5% or an AIR of 3.5%. In the future we may make additional AIRs available.

..   We use the AIR to help us calculate your current and future variable annuity benefits. In order to calculate the benefit amounts we need a rate of return for the annuity investment options you selected. Since we cannot know what the performance of the investment options will be in the future, we make an assumption, and this assumption is called the AIR.

..   For future variable annuity benefits, the AIR represents the total return after expenses of the investment options needed to keep your payments from increasing or decreasing. If the rate of return after expenses earned by your annuity investment options is higher than the AIR, then your benefit payment will increase. Similarly, if the rate of return after expenses earned by your annuity investment options is less than the AIR, then your benefit payment will decrease.

SELECTING AN AIR - PROS AND CONS

..   If more than one AIR is offered you will need to decide between a higher or lower AIR, for example, 3.5% and 5%.

..   With a 5% AIR you will receive a higher initial benefit amount than with a
    3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

   With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.

                             ACCESS TO YOUR MONEY

GENERALLY

Depending on the annuity option you select and whether you are the Annuitant, you may receive annuity payments according to the annuity option you select.

DEFERMENT OF PAYMENTS

We may delay making fixed payments from your Contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your Contract or processing transfer requests for an undetermined period of time when:

..   the NYSE is closed other than weekend and holiday closings;

..   trading on the NYSE is restricted,

..   an emergency exists, as determined by a regulatory authority, such that disposal of or determination of the value of shares of the funds is not reasonably practicable;

..   the SEC by order so permits for the protection of investors; or

..   we are on notice that this Contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

                                 DEATH BENEFIT

DEATH WITHIN SIX MONTHS OF THE CONTRACT DATE

In the event that the Annuitant and Joint Annuitant, if any, die within six
(6) months of the Contract Date, and your contract includes a Cancellation Endorsement, we may pay a lump sum death benefit to the Contract Owner, if living, or if not, to the Beneficiary, if the following conditions are met.

..   At the time of Contract issue, the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80; and

..   Your Contract includes a Cancellation Endorsement.

..   Note: If you choose the Cancellation Endorsement, the amount of each annuity payment will be lower than without the cancellation option.

..   The amount of the lump sum death benefit will be determined by:

..   Calculating the actuarial present value of future variable annuity payments as described under Computing the Cancellation Value earlier in this prospectus; and

..   Adding to that, the amount of premium allocated to pay fixed annuity payments, if any, minus any fixed annuity payments already made.

No residual benefit under the Contract will remain once a cancellation or a death benefit has been requested and paid during this six-month period.

If you do not elect the Cancellation Endorsement, we shall pay the annuity payments, if any, according to the annuity payment option you selected.

DEATH PRIOR TO INCOME START DATE

Subject to the above provision, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the Contract will be canceled and we will pay you a refund equal to your Premium Payment adjusted for any investment performance and any accumulated interest.

DEATH OF OWNER AFTER THE INCOME START DATE

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the Contract. Payments will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death.

DEATH OF ANNUITANT AFTER THE INCOME START DATE

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the annuity option in effect at the Annuitant's death. If no beneficiary survives the Annuitant we will pay any remaining benefit to the Annuitant's estate.

                         A WORD ABOUT JOINT ANNUITANTS

   The Contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your Contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

   .   Annuity Payment Option 3 - Joint and Survivor Annuity; or

   . Annuity Payment Option 4 - Joint and Survivor Annuity With A Guaranteed Number of Years.

   If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the Contract will have no effect on the benefits due under the Contract.

   .   Annuity Payment Option 1 - Life Annuity; or

   .   Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of
       Years.

   See "Annuity Payment Options" in this prospectus.

DESIGNATION OF BENEFICIARY

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the Beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. The Annuitant may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                  PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the Separate Account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the Separate Account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

(1)the MSCI Mid Cap 450 Index, the Standard & Poor's 500 Stock Index, MSCI U.S. Broad Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Barclays Capital and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

(2)other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

(3)the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

(4)indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                     TAXES

INTRODUCTION

The following discussion of the federal income tax treatment of this variable annuity policy is intended for general purposes only and is not intended as tax advice, either general or individualized, nor should it be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and my include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a chane could have retroactive effect as well. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to partial withdrawals and surrenders). For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS

If you purchase your Contract under a tax-favored retirement plan or account, your Contract is referred to as a qualified Contract. Examples of qualified plans or accounts are:

..   Individual Retirement Annuities ("IRAs");

..   Tax Deferred Annuities (governed by Code Section 403(b) and referred to as
    "403(b) Plans");

..   Keogh Plans; and

..   Employer-sponsored pension and profit sharing arrangements such as 401(k)
    plans.

DISTRIBUTIONS IN GENERAL

Generally, you have not paid any taxes on the premium used to buy a qualified Contract or on any earnings. Therefore, any such amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This additional 10% tax does not apply:

..   in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated joint annuitant;

..   where the taxpayer is age 59 1/2 or older;

..   where payment is made on account of death;

..   where the payment is made on account of the taxpayer's disability;

..   where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

..   in some cases, upon separation from service on or after age 55; or

..   certain other limited circumstances.

WITHDRAWALS WHERE INCOME START DATE IS BEFORE AGE 59 1/2 - A PARTIAL WITHDRAWAL OR COMPLETE SURRENDER MAY TRIGGER A 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, you should be aware that a partial withdrawal from or full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start

Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the Contract. You should also contact your tax adviser before taking partial withdrawals or surrenders.

   EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA. Since this is a qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2010, 2011 and 2012 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2013, when A is age 60 1/2, he takes a partial withdrawal. In 2013, A must pay the 10% penalty tax on the annuity payments received in 2010 and 2011, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of a different endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA.

Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA or a Roth IRA (in which case pre-tax amounts (and earnings on such amounts) are generally includible in gross income for the year the rollover takes place). In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

ROLLOVERS

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than hardship distributions, non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, and distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, traditional IRA or in certain circumstances a Roth IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and traditional or Roth IRAs.

Employers are permitted to offer a separate Roth account as part of their 401(k), 403(b), or governmental 457(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k), Roth 403(b), or Roth governmental 457(b) accounts can be directly or indirectly rolled into a Roth IRA or, under certain circumstances, directly rolled into a designated
Roth account with another empler plan. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations. Rollovers may also occur between one Roth IRA and another Roth IRA.

CONVERSIONS

Previously untaxed funds from a traditional IRA may be converted to a Roth IRA. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a qualified first-time home purchase. The Small Business Jobs Act of 2010 added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

GENERAL

For annuity payments, generally a portion of each payment will be considered a return of your Premium Payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable annuity payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

COMPLETE SURRENDERS

For payments made upon complete surrender of the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

PARTIAL WITHDRAWAL - 100% TAXABLE

As a general rule, partial withdrawals will be 100% taxable to the extent there is income in the Contract.

TAXABLE AMOUNTS ASSOCIATED WITH A PARTIAL WITHDRAWAL OR COMPLETE SURRENDER MAY TRIGGER AN ADDITIONAL NET INVESTMENT INCOME TAX

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross

Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

A PARTIAL WITHDRAWAL OR COMPLETE SURRENDER MAY TRIGGER AN ADDITIONAL 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES

If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax does not apply where:

..   the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

..   the payment is a part of a series of substantially equal periodic payments
    (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated joint annuitant;

..   the taxpayer is age 59 1/2 or older;

..   the payment is made on account of the taxpayer's disability;

..   the payment is made on account of death;

or in certain other circumstances.

You should be aware that a partial withdrawal or full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a partial withdrawal or full surrender of the Contract. You should also seek the advice of your tax adviser.

   EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS

As a general rule, non-qualified annuity Contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity Contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity Contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity Contracts should consult with a tax adviser.

SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

DIVERSIFICATION AND INVESTOR CONTROL

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

WITHHOLDING

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number on the appropriate forms, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the Company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                               OTHER INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

We are The United States Life Insurance Company in the City of New York ("US Life"). US Life is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. US Life's home office is The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, New York 10281. US Life is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Contract Owners and should not be considered as bearing on the investment performance of assets held in the Separate Account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

NATIONAL UNION GUARANTEE

Insurance obligations under all Contracts with an Issue Date prior to April 30, 2010 at 4:00 p.m. Eastern time are and continue to be guaranteed (the "NU Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of US Life. New York law provides for the continuation of such guarantees for policies and other contracts and certificates issued prior to a merger. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the fixed investment option. The NU Guarantee does not guarantee Contract value or the investment performance of any of the subaccounts available under the Contracts. The Guarantee provides that Contract Owners can enforce the Guarantee directly.

As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the NU Guarantee was terminated for prospectively issued Contracts. The NU Guarantee does not cover any Contracts with an Issue Date later than the Point of Termination. The NU Guarantee will continue to cover insurance obligations under the Contracts with an Issue Date earlier than the Point of Termination including obligations arising from premium payments or other payments received after the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of US Life.

OWNERSHIP

This prospectus describes a group single premium immediate variable annuity Contract. A group Contract is issued to a Contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term Contract is equally applicable to a certificate.

VOTING PRIVILEGES

We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) the corresponding value invested in that Fund divided by (b) the net asset value of one share of that fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

Even if Contract Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Contract Owners could determine the outcome of matters subject to shareholder vote.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

The voting rights relate only to amounts invested in the Separate Account. There are no voting rights with respect to Funds allocated to the fixed investment option.

We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

DISTRIBUTION OF THE CONTRACT

As of the date of this Prospectus, the principal underwriter and distributor of the Contracts for the Separate Account is American General Equity Services Corporation ("AGESC"). AGESC, an affiliate of US Life, is located at 2727-A Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGESC entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGESC will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or about May 31, 2013. Upon such date, SACS will become the distributor of the Contracts for the Separate Account. SACS, also an affiliate of US Life, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922.

AGESC also acts as principal underwriter for US Life's other separate accounts and for the separate accounts of certain US Life affiliates. AGESC and SACS are registered broker-dealers under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

US Life will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature and similar services.

LEGAL PROCEEDINGS

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $3.2 million of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of US Life, such as through financial examinations, market conduct exams or regulatory inquiries.

As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

The Financial Statements of US Life, the Separate Account and National Union can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of these Financial Statements if you write us at our Administrative Office, which is located at Group Annuity Administration Department, 405 King Street, 4th Floor, Wilmington, Delaware, 19801 or call us at 1-877-299-1724.

                            REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the Contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, US Life and its general account, the investment options and the Contracts, please refer to the registration statements and exhibits.

                 APPENDIX A - CONDENSED FINANCIAL INFORMATION

                           ACCUMULATION UNIT VALUES

VANGUARD(R) FUNDS:                            12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12
   VANGUARD DIVIDEND GROWTH FUND
   Accumulation Unit value at beginning of
     year                                         N/A      N/A  $ 12.68  $ 15.08  $ 16.06  $ 11.89  $ 14.40  $ 15.96  $ 17.37
   Accumulation Unit value at end of year         N/A  $ 12.68  $ 15.08  $ 16.06  $ 11.89  $ 14.40  $ 15.96  $ 17.37  $ 19.08
   Number of Accumulation Units outstanding
     at end of year                               N/A    1,937    1,829    1,724    1,622    1,852    1,734    1,620    1,509
   VANGUARD INFLATION-PROTECTED SECURITIES
     FUND
   Accumulation Unit value at beginning of
     year                                         N/A      N/A      N/A  $ 11.38  $ 12.63  $ 12.21  $ 13.46  $ 14.21  $ 16.01
   Accumulation Unit value at end of year         N/A      N/A  $ 11.38  $ 12.63  $ 12.21  $ 13.46  $ 14.21  $ 16.01  $ 17.01
                                                  N/A      N/A    1,517    5,248    3,520    3,198    2,891             2,320
   Number of Accumulation Units outstanding
     at end of year                                                                                            2,598

   VANGUARD LIFESTRATEGY(R) INCOME FUND
   Accumulation Unit value at beginning of
     year                                         N/A  $ 10.89  $ 11.18  $ 12.01  $ 12.75  $ 11.35  $ 12.65  $ 13.75  $ 14.19
   Accumulation Unit value at end of year      $10.89  $ 11.18  $ 12.01  $ 12.75  $ 11.35  $ 12.65  $ 13.75  $ 14.19  $ 15.04
   Number of Accumulation Units outstanding
     at end of year                             4,605    4,268    3,918    3,584    3,266    2,963    2,675    2,400    2,139

VANGUARD(R) VIF PORTFOLIOS:
   VANGUARD VIF BALANCED PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A  $ 11.98  $ 12.74  $ 14.57  $ 15.70  $ 12.09  $ 14.79  $ 16.33  $ 16.85
   Accumulation Unit value at end of year      $11.98  $ 12.74  $ 14.57  $ 15.70  $ 12.09  $ 14.79  $ 16.33  $ 16.85  $ 18.86
   Number of Accumulation Units outstanding
     at end of year                             9,626   16,264   21,748   19,875   17,468   16,104   13,871   22,759   20,421

                                              12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12
   VANGUARD VIF CAPITAL GROWTH PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A   $12.64   $13.54   $15.03   $16.82   $11.65   $15.57  $  17.51  $17.26
   Accumulation Unit value at end of year      $12.64   $13.54   $15.03   $16.82   $11.65   $15.57   $17.51  $  17.26  $19.83
   Number of Accumulation Units outstanding
     at end of year                             2,118    2,307    2,178    4,630      285    1,193      221       190     161

   VANGUARD VIF DIVERSIFIED VALUE PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A   $13.50   $14.45   $17.09   $17.67   $11.22   $14.17  $  15.42  $15.94
   Accumulation Unit value at end of year      $13.50   $14.45   $17.09   $17.67   $11.22   $14.17   $15.42  $  15.94  $18.47
   Number of Accumulation Units outstanding
     at end of year                             3,031    3,886    3,463    4,106    2,807    2,297    1,812     1,349   1,947
   VANGUARD VIF EQUITY INCOME PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A   $12.63   $13.08   $15.71   $16.33   $11.23   $13.04  $  14.88  $16.32
   Accumulation Unit value at end of year      $12.63   $13.08   $15.71   $16.33   $11.23   $13.04   $14.88  $  16.32  $18.42
   Number of Accumulation Units outstanding
     at end of year                             2,132    4,450    5,190    5,314    4,159    3,548    3,757     3,635   2,916
   VANGUARD VIF EQUITY INDEX PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A   $12.02   $12.53   $14.43   $15.12   $ 9.49      N/A  $  13.64  $13.83
   Accumulation Unit value at end of year      $12.02   $12.53   $14.43   $15.12   $ 9.49      N/A      N/A  $  13.83  $15.95
   Number of Accumulation Units outstanding
     at end of year                             2,169    1,964    2,550    2,296      N/A      N/A      N/A       544   1,202

   VANGUARD VIF GROWTH PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A   $11.41   $12.65   $12.83   $14.06   $ 8.71   $11.71  $  13.02  $12.85
   Accumulation Unit value at end of year      $11.41   $12.65   $12.83   $14.06   $ 8.71   $11.71   $13.02  $  12.85  $15.13
   Number of Accumulation Units outstanding
     at end of year                             3,245    2,951    3,020    4,627      727    3,138      587     1,347   1,743
   VANGUARD VIF HIGH YIELD BOND PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A   $11.31   $11.56   $12.45   $12.63   $ 9.81   $13.55  $  15.11  $16.07
   Accumulation Unit value at end of year      $11.31   $11.56   $12.45   $12.63   $ 9.81   $13.55   $15.11  $  16.07  $18.27
   Number of Accumulation Units outstanding
     at end of year                             2,272    2,058    2,208    1,977    1,011    2,385    1,952   216,169   1,040

   VANGUARD VIF INTERNATIONAL PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A   $13.34   $15.43   $19.46   $22.73   $12.46   $17.69  $  20.37  $17.52
   Accumulation Unit value at end of year      $13.34   $15.43   $19.46   $22.73   $12.46   $17.69   $20.37  $  17.52  $20.94
   Number of Accumulation Units outstanding
     at end of year                             4,459    7,918    6,750    6,306    2,262    3,635    2,372     2,466   1,383

                                              12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12
   VANGUARD VIF MID-CAP INDEX PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A  $ 13.23  $ 15.00  $ 16.98  $ 17.93  $ 10.38  $ 14.49   $18.07   $17.61
   Accumulation Unit value at end of year      $13.23  $ 15.00  $ 16.98  $ 17.93  $ 10.38  $ 14.49  $ 18.07   $17.61   $20.29
   Number of Accumulation Units outstanding
     at end of year                             4,226    8,695    7,665    3,189    1,742    3,457    2,385    1,988      481

   VANGUARD VIF MONEY MARKET PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A  $ 10.09  $ 10.35  $ 10.82  $ 11.33  $ 11.59  $ 11.60   $11.57   $11.53
   Accumulation Unit value at end of year      $10.09  $ 10.35  $ 10.82  $ 11.33  $ 11.59  $ 11.60  $ 11.57   $11.53   $11.48
   Number of Accumulation Units outstanding
     at end of year                             1,140    1,046    2,571    2,349    3,475    1,231    1,028      833      648

   VANGUARD VIF REIT INDEX PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A  $ 14.32  $ 15.93  $ 21.38  $ 17.74  $ 11.07  $ 14.23   $18.15   $19.58
   Accumulation Unit value at end of year      $14.32  $ 15.93  $ 21.38  $ 17.74  $ 11.07  $ 14.23  $ 18.15   $19.58   $22.88
   Number of Accumulation Units outstanding
     at end of year                             4,816    7,227    6,038    3,718    1,270      764    1,646    1,460    1,444

   VANGUARD VIF SHORT-TERM INVESTMENT- GRADE
     PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A  $ 10.22  $ 10.40  $ 10.86  $ 11.45  $ 11.00  $ 12.46   $13.04   $13.23
   Accumulation Unit value at end of year      $10.22  $ 10.40  $ 10.86  $ 11.45  $ 11.00  $ 12.46  $ 13.04   $13.23   $13.75
   Number of Accumulation Units outstanding
     at end of year                               543      487      433      382    1,734    5,076    2,079      769      608

   VANGUARD VIF SMALL COMPANY GROWTH
     PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A  $ 12.20  $ 12.90  $ 14.15  $ 14.60  $  8.79  $ 12.19   $15.98   $16.12
   Accumulation Unit value at end of year      $12.20  $ 12.90  $ 14.15  $ 14.60  $  8.79  $ 12.19  $ 15.98   $16.12   $18.38
   Number of Accumulation Units outstanding
     at end of year                             5,345    4,853    4,791    4,302      726    1,247    2,326    2,119      460

   VANGUARD VIF TOTAL BOND MARKET INDEX
     PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A  $ 10.51  $ 10.71  $ 11.11  $ 11.83  $ 12.38  $ 13.05   $13.83   $14.81
   Accumulation Unit value at end of year      $10.51  $ 10.71  $ 11.11  $ 11.83  $ 12.38  $ 13.05  $ 13.83   $14.81   $15.32
   Number of Accumulation Units outstanding
     at end of year                             4,732   14,408   14,378   13,232   19,364   10,448   10,608    8,025    7,004

                                              12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12
   VANGUARD VIF TOTAL STOCK MARKET INDEX
     PORTFOLIO
   Accumulation Unit value at beginning of
     year                                         N/A  $ 12.22  $ 12.90  $ 14.83   $15.51   $ 9.68   $12.35   $14.39   $14.43
   Accumulation Unit value at end of year     $ 12.22  $ 12.90  $ 14.83  $ 15.51   $ 9.68   $12.35   $14.39   $14.43   $16.70
   Number of Accumulation Units outstanding
     at end of year                            14,608   16,038   14,701   13,221    8,861    3,476    5,651    5,652    6,079

          APPENDIX B - HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS

We have prepared the following tables to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 4.28%, 6%, 8%, or 10%. The values would be different from those shown if the returns averaged 0%, 4.28%, 6%, 8%, or 10%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 0.52%. The amounts shown in the tables also take into account the arithmetic average of the funds' management fees and operating expenses at an annual rate of approximately 0.26% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your Contract may be more or less than 0.26%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of this prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.52% for mortality and expense risk and the assumed 0.26% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 0.78%.

The following tables include one set of illustrations showing Annuity Payments without the optional Cancellation Endorsement and one set of illustrations showing Annuity Payments with the optional Cancellation Endorsement.

Two sets of tables follow - one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable annuity option. The second assumes that 50% of the single Premium Payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single Premium Payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown, and is based on the fixed credit rate we offered on the fixed annuity option at the time this illustration was prepared. The illustrated variable annuity payments use an assumed investment return of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity payments and actual performance less than 3.5% per year will result in decreasing annuity payments. We may offer alternative assumed investment returns. Fixed annuity payments remain constant.

These tables show the monthly annuity payments for several hypothetical constant assumed investment returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

               ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                (100% VARIABLE)
                       SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: MALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payments based on current rates, if 100% fixed for annuity payment option selected: $517.62

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity payment option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly annuity payment on the date of the illustration: $567.58.

--------------------------------------------------------------------------------------------------
                                     MONTHLY PAYMENTS
                                 WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------------------------
PAYMENT      CALENDAR  ATTAINED    GROSS      0.00%   4.28%   6.00%    8.00%    10.00%    12.00%
YEAR          YEAR      YEAR      RETURN
                                 NET RETURN  -0.78%   3.50%   5.22%    7.22%    9.22%     11.22%
--------------------------------------------------------------------------------------------------
   1          2013       65                  $567.58 $567.58 $567.58 $  567.58 $  567.58 $  567.58
   2          2014       66                  $544.09 $567.58 $576.99 $  587.96 $  598.93 $  609.90
   3          2015       67                  $521.57 $567.58 $586.56 $  609.07 $  632.01 $  655.37
   4          2016       68                  $499.98 $567.58 $596.29 $  630.94 $  666.91 $  704.23
   5          2017       69                  $479.29 $567.58 $606.17 $  653.60 $  703.75 $  756.73
   10         2022       74                  $387.98 $567.58 $658.13 $  779.67 $  920.77 $1,084.12
   15         2027       79                  $314.07 $567.58 $714.53 $  930.06 $1,204.72 $1,553.17
   20         2032       84                  $254.23 $567.58 $775.77 $1,109.46 $1,576.23 $2,225.14
--------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE SEPARATE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

               ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                           (50% VARIABLE/50% FIXED)
                       SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: MALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $517.62

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $258.81. The monthly guaranteed payment of $258.81 is being provided by the $50,000 applied under the fixed Payout Option.

------------------------------------------------------------------------------------------------
                                    MONTHLY PAYMENTS
                                WITH AN ASSUMED RATE OF:
------------------------------------------------------------------------------------------------
PAYMENT      CALENDAR  ATTAINED    GROSS      0.00%   4.28%   6.00%   8.00%   10.00%    12.00%
YEAR          YEAR      YEAR      RETURN
                                 NET RETURN  -0.78%   3.50%   5.22%   7.22%   9.22%     11.22%
------------------------------------------------------------------------------------------------
   1          2013       65                  $542.60 $542.60 $542.60 $542.60 $  542.60 $  542.60
   2          2014       66                  $530.85 $542.60 $547.30 $552.79 $  558.27 $  563.76
   3          2015       67                  $519.59 $542.60 $552.09 $563.34 $  574.81 $  586.49
   4          2016       68                  $508.80 $542.60 $556.95 $574.28 $  592.26 $  610.92
   5          2017       69                  $498.45 $542.60 $561.90 $585.61 $  610.68 $  637.17
   10         2022       74                  $452.80 $542.60 $587.87 $648.64 $  719.19 $  800.87
   15         2027       79                  $415.84 $542.60 $616.08 $723.84 $  861.17 $1,035.39
   20         2032       84                  $385.93 $542.60 $646.70 $813.54 $1,046.92 $1,371.38
------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE SEPARATE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

               ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                (100% VARIABLE)
                       SINGLE PREMIUM PAYMENT: $100,000
                                  SEX: FEMALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $495.21

Illustrative amounts below assume 100% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $544.87

--------------------------------------------------------------------------------------------------
                                     MONTHLY PAYMENTS
                                 WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------------------------
PAYMENT      CALENDAR  ATTAINED    GROSS      0.00%   4.28%   6.00%    8.00%    10.00%    12.00%
YEAR          YEAR      YEAR      RETURN
                                 NET RETURN  -0.78%   3.50%   5.22%    7.22%    9.22%     11.22%
--------------------------------------------------------------------------------------------------
   1          2013       65                  $544.87 $544.87 $544.87 $  544.87 $  544.87 $  544.87
   2          2014       66                  $522.32 $544.87 $553.91 $  564.44 $  574.96 $  585.49
   3          2015       67                  $500.70 $544.87 $563.09 $  584.70 $  606.72 $  629.14
   4          2016       68                  $479.98 $544.87 $572.43 $  605.70 $  640.23 $  676.05
   5          2017       69                  $460.11 $544.87 $581.92 $  627.44 $  675.59 $  726.45
   10         2022       74                  $372.46 $544.87 $631.79 $  748.47 $  883.93 $1,040.75
   15         2027       79                  $301.50 $544.87 $685.94 $  892.85 $1,156.51 $1,491.02
   20         2032       84                  $244.06 $544.87 $744.73 $1,065.07 $1,513.16 $2,136.11
--------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE SEPARATE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

               ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                           (50% VARIABLE/50% FIXED)
                       SINGLE PREMIUM PAYMENT: $100,000
                                  SEX: FEMALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $495.21

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $247.61. The monthly guaranteed payment of $247.61 is being provided by the $50,000 applied under the fixed Payout Option.

------------------------------------------------------------------------------------------------
                                    MONTHLY PAYMENTS
                                WITH AN ASSUMED RATE OF:
------------------------------------------------------------------------------------------------
PAYMENT      CALENDAR  ATTAINED    GROSS      0.00%   4.28%   6.00%   8.00%   10.00%    12.00%
YEAR          YEAR      YEAR      RETURN
                                 NET RETURN  -0.78%   3.50%   5.22    7.22%   9.22%     11.22%
------------------------------------------------------------------------------------------------
   1          2013       65                  $520.04 $520.04 $520.04 $520.04 $  520.04 $  520.04
   2          2014       66                  $508.77 $520.04 $524.56 $529.82 $  535.09 $  540.35
   3          2015       67                  $497.96 $520.04 $529.15 $539.96 $  550.97 $  562.18
   4          2016       68                  $487.60 $520.04 $533.82 $550.45 $  567.72 $  585.63
   5          2017       69                  $477.66 $520.04 $538.57 $561.33 $  585.40 $  610.83
   10         2022       74                  $433.83 $520.04 $563.50 $621.84 $  689.57 $  767.98
   15         2027       79                  $398.36 $520.04 $590.58 $694.03 $  825.86 $  993.12
   20         2032       84                  $369.64 $520.04 $619.97 $780.14 $1,004.19 $1,315.66
------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE SEPARATE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                (100% VARIABLE)
                       SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: MALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payments based on current rates, if 100% fixed for annuity payment option selected: $515.85

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity payment option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly annuity payment on the date of the illustration: $565.63

--------------------------------------------------------------------------------------------------
                                     MONTHLY PAYMENTS
                                 WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------------------------
PAYMENT      CALENDAR  ATTAINED    GROSS      0.00%   4.28%   6.00%    8.00%    10.00%    12.00%
YEAR          YEAR      YEAR      RETURN
                                 NET RETURN  -0.78%   3.50%   5.22%    7.22%    9.22%     11.22%
--------------------------------------------------------------------------------------------------
   1          2013       65                  $565.63 $565.63 $565.63 $  565.63 $  565.63 $  565.63
   2          2014       66                  $542.22 $565.63 $575.01 $  585.94 $  596.87 $  607.80
   3          2015       67                  $519.78 $565.63 $584.54 $  606.98 $  629.83 $  653.11
   4          2016       68                  $498.26 $565.63 $594.24 $  628.77 $  664.62 $  701.80
   5          2017       69                  $477.64 $565.63 $604.09 $  651.35 $  701.33 $  754.13
   10         2022       74                  $386.65 $565.63 $655.87 $  776.99 $  917.60 $1,080.40
   15         2027       79                  $312.99 $565.63 $712.08 $  926.86 $1,200.58 $1,547.83
   20         2032       84                  $253.36 $565.63 $773.11 $1,105.65 $1,570.81 $2,217.49
--------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE SEPARATE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                           (50% VARIABLE/50% FIXED)
                       SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: MALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $515.85

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $257.93. The monthly guaranteed payment of $257.93 is being provided by the $50,000 applied under the fixed Payout Option.

------------------------------------------------------------------------------------------------
                                    MONTHLY PAYMENTS
                                WITH AN ASSUMED RATE OF:
------------------------------------------------------------------------------------------------
PAYMENT      CALENDAR  ATTAINED    GROSS      0.00%   4.28%   6.00%   8.00%   10.00%    12.00%
YEAR          YEAR      YEAR      RETURN
                                 NET RETURN  -0.78%   3.50%   5.22%   7.22%   9.22%     11.22%
------------------------------------------------------------------------------------------------
   1          2013       65                  $540.74 $540.74 $540.74 $540.74 $  540.74 $  540.74
   2          2014       66                  $529.04 $540.74 $545.43 $550.90 $  556.36 $  561.83
   3          2015       67                  $517.82 $540.74 $550.20 $561.42 $  572.84 $  584.48
   4          2016       68                  $507.06 $540.74 $555.05 $572.31 $  590.24 $  608.83
   5          2017       69                  $496.75 $540.74 $559.97 $583.60 $  608.59 $  634.99
   10         2022       74                  $451.25 $540.74 $585.86 $646.42 $  716.73 $  798.13
   15         2027       79                  $414.42 $540.74 $613.96 $721.36 $  858.21 $1,031.84
   20         2032       84                  $384.61 $540.74 $644.48 $810.75 $1,043.33 $1,366.67
------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE SEPARATE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                (100% VARIABLE)
                       SINGLE PREMIUM PAYMENT: $100,000
                                  SEX: FEMALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $493.76

Illustrative amounts below assume 100% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $543.25

--------------------------------------------------------------------------------------------------
                                     MONTHLY PAYMENTS
                                 WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------------------------
PAYMENT      CALENDAR  ATTAINED    GROSS      0.00%   4.28%   6.00%    8.00%    10.00%    12.00%
YEAR          YEAR      YEAR      RETURN
                                 NET RETURN  -0.78%   3.50%   5.22%    7.22%    9.22%     11.22%
--------------------------------------------------------------------------------------------------
   1          2013       65                  $543.25 $543.25 $543.25 $  543.25 $  543.25 $  543.25
   2          2014       66                  $520.76 $543.25 $552.26 $  562.75 $  573.25 $  583.75
   3          2015       67                  $499.21 $543.25 $561.41 $  582.96 $  604.91 $  627.27
   4          2016       68                  $478.55 $543.25 $570.72 $  603.89 $  638.32 $  674.04
   5          2017       69                  $458.74 $543.25 $580.19 $  625.58 $  673.58 $  724.29
   10         2022       74                  $371.35 $543.25 $629.91 $  746.24 $  881.29 $1,037.65
   15         2027       79                  $300.60 $543.25 $683.90 $  890.19 $1,153.07 $1,486.58
   20         2032       84                  $243.34 $543.25 $742.52 $1,061.90 $1,508.66 $2,129.75
--------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE SEPARATE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                           (50% VARIABLE/50% FIXED)
                       SINGLE PREMIUM PAYMENT: $100,000
                                  SEX: FEMALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                       FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $493.76

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $246.88. The monthly guaranteed payment of $246.88 is being provided by the $50,000 applied under the fixed Payout Option.

------------------------------------------------------------------------------------------------
                                    MONTHLY PAYMENTS
                                WITH AN ASSUMED RATE OF:
------------------------------------------------------------------------------------------------
PAYMENT      CALENDAR  ATTAINED    GROSS      0.00%   4.28%   6.00%   8.00%   10.00%    12.00%
YEAR          YEAR      YEAR      RETURN
                                 NET RETURN  -0.78%   3.50%   5.22%   7.22    9.22%     11.22%
------------------------------------------------------------------------------------------------
   1          2013       65                  $518.50 $518.50 $518.50 $518.50 $  518.50 $  518.50
   2          2014       66                  $507.26 $518.50 $523.01 $528.26 $  533.50 $  538.75
   3          2015       67                  $496.48 $518.50 $527.59 $538.36 $  549.34 $  560.51
   4          2016       68                  $486.15 $518.50 $532.24 $548.82 $  566.04 $  583.90
   5          2017       69                  $476.25 $518.50 $536.97 $559.67 $  583.67 $  609.02
   10         2022       74                  $432.55 $518.50 $561.84 $620.00 $  687.53 $  765.70
   15         2027       79                  $397.18 $518.50 $588.83 $691.97 $  823.41 $  990.17
   20         2032       84                  $368.55 $518.50 $618.14 $777.83 $1,001.21 $1,311.75
------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE SEPARATE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information..........................................................................  3
US Life......................................................................................  3
Separate Account USL A.......................................................................  3
National Union Fire Insurance Company of Pittsburgh, Pa......................................  4
Services.....................................................................................  4
Distribution of the Contracts................................................................  5
Performance Information......................................................................  6
Performance Data.............................................................................  6
Average Annual Total Return Calculations.....................................................  6
Fund Performance Calculations................................................................  8
Vanguard VIF Money Market Portfolio Investment Option Yield and Effective Yield Calculations.  9
Contract Provisions..........................................................................  9
Variable Income Payments.....................................................................  9
Annuity Income Unit Value.................................................................... 10
Net Investment Factor........................................................................ 10
Misstatement of Age or Gender................................................................ 11
Evidence of Survival......................................................................... 11
Additional Information About the Contracts................................................... 11
Gender Neutral Policies...................................................................... 11
Our General Account.......................................................................... 11
Material Conflicts........................................................................... 12
Financial Statements......................................................................... 13
Separate Account Financial Statements........................................................ 13
US Life Financial Statements................................................................. 13
National Union Statutory Basis Financial Statements.......................................... 13
American International Group, Inc. Financial Information..................................... 13

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

PRIVACY NOTICE

                                                                   REV. 04/2013

FACTS WHAT DO AMERICAN GENERAL LIFE INSURANCE COMPANY AND ITS AFFILIATES DO
      WITH YOUR PERSONAL INFORMATION?
WHY?  Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we
      do.
WHAT? The types of personal information we collect and share depend on the product or service you have with
      us. This information can include:
           . Social Security number and Medical Information
           . Income and Credit History
           . Payment History and Employment Information
      When you are no longer our customer, we continue to share your information as described in this notice.
HOW?  All financial companies need to share customers' personal information to run their everyday business.
      In the section below, we list the reasons financial companies can share their customers' personal information; the reasons American General Life Insurance Company and its affiliates as defined below choose to share; and whether you can limit this sharing.


REASONS WE CAN SHARE YOUR PERSONAL INFORMATION                       DOES AMERICAN GENERAL
                                                                     LIFE INSURANCE COMPANY   CAN YOU LIMIT
                                                                     OR ITS AFFILIATES SHARE? THIS SHARING?
                                                                     ------------------------ --------------
FOR OUR EVERYDAY BUSINESS PURPOSES--such as to process your
transactions, maintain your account(s), respond to court orders and
legal investigations, or report to credit bureaus.                             Yes                  No
FOR OUR MARKETING PURPOSES--to offer our products and services
to you                                                                         Yes                  No
FOR JOINT MARKETING WITH OTHER FINANCIAL COMPANIES                             Yes                  No
FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--information
about your transactions and experiences                                        No             We don't share
FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--information
about your creditworthiness                                                    No             We don't share
FOR NONAFFILIATES TO MARKET TO YOU                                             No             We don't share

QUESTIONS? Call 1-877-299-1724

                                                                   REV. 04/2013

 WHO WE ARE
 WHO IS PROVIDING THIS NOTICE?          American General Life Insurance
                                        Company and its affiliates as defined
                                        below.
 WHAT WE DO
 HOW DO AMERICAN GENERAL LIFE           To protect your personal information
 INSURANCE COMPANY AND ITS AFFILIATES   from unauthorized access and use, we
 PROTECT MY PERSONAL INFORMATION?       use security measures that comply
                                        with federal law. These measures
                                        include computer safeguards and
                                        secured files and buildings. We
                                        restrict access to employees,
                                        representatives, agents, or selected
                                        third parties who have been trained
                                        to handle nonpublic personal
                                        information.
 HOW DO AMERICAN GENERAL LIFE           We collect your personal information,
 INSURANCE COMPANY AND ITS AFFILIATES   for example, when you
 COLLECT MY PERSONAL INFORMATION?       .  Open an account or give us your
                                           contact information
                                        .  Provide account information or
                                           make a wire transfer
                                        .  Deposit money or close/surrender
                                           an account
                                        We also collect your personal
                                        information from others, such as
                                        credit bureaus, affiliates, or other
                                        companies.
 WHY CAN'T I LIMIT ALL SHARING?         Federal law gives you the right to
                                        limit only
                                        .  sharing for affiliates' everyday
                                           business purposes--information
                                           about your creditworthiness
                                        .  affiliates from using your
                                           information to market to you
                                        .  sharing for nonaffiliates to
                                           market to you
                                        State laws may give you additional
                                        rights to limit sharing. See below
                                        for more on your rights under state
                                        law.
 DEFINITIONS
 AFFILIATES                             Companies related by common ownership
                                        or control. They can be financial and
                                        non-financial companies.
                                        .  Our affiliates include the
                                           companies listed below and other
                                           member companies of American
                                           International Group, Inc.
 NONAFFILIATES                          Companies not related by common
                                        ownership or control. They can be
                                        financial and nonfinancial companies.
                                        .  American General Life Insurance
                                           Company does not share with
                                           nonaffiliates so they can market
                                           to you.
 JOINT MARKETING                        A formal agreement between
                                        nonaffiliated financial companies
                                        that together market financial
                                        products or services to you.
                                        .  Our joint marketing partners
                                           include companies with which we
                                           jointly offer insurance products,
                                           such as a bank.

OTHER IMPORTANT INFORMATION

THIS NOTICE IS PROVIDED BY AMERICAN GENERAL LIFE INSURANCE COMPANY AND THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: Group Annuity Administration Department, 405 King Street, 4/th/ Floor, Wilmington, DE 19801.

NEVADA RESIDENTS ONLY:
We are providing this notice pursuant to Nevada state law NRS 228.600. You may elect to be placed on our internal Do Not Call list by calling 1-877-299-1724. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington Street, Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: BCPIFO@ag.state.nv.us. You may contact our customer service department by calling 1-877-299-1724 or write to us at: Group Annuity Administration Department, 405 King Street, 4th Floor, Wilmington, DE 19801, or email us at customerservice@aglife.com to obtain further information concerning the provisions of this section.

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at: Group Annuity Administration Department, 405 King Street, 4/th/ Floor, Wilmington, DE 19801.

Issued by THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, Form Number 21GVIA1000

Distributed by AMERICAN GENERAL EQUITY SERVICES CORPORATION, Member FINRA.

Merger Endorsement Form Number L8204-AIL-NY

CONTACT INFORMATION

For additional information about the Group Immediate Variable Annuity Contracts and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2013. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at The United States Life Insurance Company in the City of New York, Attention:
Group Annuity Administration Department, 405 King Street, 4/th/ Floor, Wilmington, Delaware 19801, telephone 1-877-299-1724. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street NE, Washington, D.C. 20549.

Vanguard(R) and LifeStrategy(R) are trademarks of The Vanguard Group, Inc.

Only available in the state of New York.

American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including US Life.

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York are its responsibility. The United States Life Insurance Company in the City of New York is responsible for its own financial condition and contractual obligations.

                   THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK

PAIGNY 050113

(C) 2013. AMERICAN INTERNATIONAL GROUP, INC. ALL RIGHTS RESERVED

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL A

                   GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                    GROUP ANNUITY ADMINISTRATION DEPARTMENT

           405 KING STREET, 4/TH/ FLOOR, WILMINGTON, DELAWARE 19801

                           TELEPHONE: 1-877-299-1724

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2013

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL A (the "Separate Account" or "Separate Account USL A") dated May 1, 2013, describing the group immediate variable annuity contract (the "Contract" or "Contracts"). The description of the Contract or Contracts in the related prospectus is fully applicable to your certificate and the use of the word "Contract" or "Contracts" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("US Life" or "Company") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION.........................................................................  3

   US Life..................................................................................  3
   Separate Account USL A...................................................................  3
   National Union Fire Insurance Company of Pittsburgh, Pa..................................  4

SERVICES....................................................................................  4

DISTRIBUTION OF THE CONTRACTS...............................................................  5

PERFORMANCE INFORMATION.....................................................................  6

   Performance Data.........................................................................  6
       Average Annual Total Return Calculations.............................................  6
       Fund Performance Calculations........................................................  8
       Vanguard VIF Money Market Portfolio Investment Option Yield and Effective Yield
         Calculations.......................................................................  9

CONTRACT PROVISIONS.........................................................................  9
   Variable Income Payments.................................................................  9
   Annuity Income Unit Value................................................................ 10
   Net Investment Factor.................................................................... 10
   Misstatement of Age or Gender............................................................ 11
   Evidence of Survival..................................................................... 11

ADDITIONAL INFORMATION ABOUT THE CONTRACTS.................................................. 11

   Gender Neutral Policies.................................................................. 11
   Our General Account...................................................................... 11

MATERIAL CONFLICTS.......................................................................... 12

FINANCIAL STATEMENTS........................................................................ 13

   Separate Account Financial Statements.................................................... 13
   US Life Financial Statements............................................................. 13
   National Union Statutory Basis Financial Statements...................................... 13
   American International Group, Inc. Financial Information................................. 13

                              GENERAL INFORMATION

US LIFE

   We are The United States Life Insurance Company in the City of New York ("US Life"). US Life is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. US Life is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including US Life. The commitments under the Contracts are US Life's, and American International Group, Inc. has no legal obligation to back those commitments.

   On December 31, 2010, an affiliate of US Life, American International Life Assurance Company of New York ("AI Life") merged with US Life (the "Merger"). Prior to this date, the Contracts were issued by AI Life.

SEPARATE ACCOUNT USL A

   We hold the Fund shares in the subaccounts of Separate Account US Life A in which any of your single premium payment is invested. Separate Account US Life A is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to
December 31, 2010, the Separate Account was a separate account of AI Life, created on June 5, 1986, under New York law. On December 31, 2010, and in conjunction with the merger of US Life and AI Life, the Separate Account was transferred to and became a Separate Account of US Life under New York law.

   For record keeping and financial reporting purposes, Separate Account USL A is divided into 84 separate subaccounts, 24 of which are available under the Contracts offered by the Contract prospectus as variable investment options. All of these 24 subaccounts and the remaining 60 subaccounts are offered under other US Life contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the subaccount that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account USL A are our property. The assets in the Separate Account may not be used to pay any liabilities of US Life other than those arising from the Contracts. US Life is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

   All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Contracts with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of US Life.

                                   SERVICES

   US Life and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. US Life and AGLC were both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address was 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to US Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011 and 2010, US Life paid AGLC for these services $112,436,425 and $95,355,628, respectively.

   AGLC was merged into American General Life Insurance Company ("AGL") at the end of 2011. AGL is an affiliate of US Life. AGL now provides all services to US Life previously provided by AGLC. During 2012, US Life paid AGL for these services $135,800,144.

   AI Life maintained a services agreement with AGLC prior to the Merger. During 2010 AI Life paid AGLC for these services $17,198,169.

   In 2010, USL (previously AI Life) entered into an amended services agreement with The Vanguard Group, Inc. ("Vanguard"), a Pennsylvania corporation. Vanguard is an affiliate of the Vanguard Variable Insurance Fund and the Vanguard Public Mutual Funds. Under the services agreement, Vanguard provides administrative services to USL. Those services include, but are not limited to, processing of applications, processing of client service requests, and printing and delivery of contract prospectuses and other marketing materials. During 2012 and 2011, USL paid Vanguard $1,287.14 and $3,787.46, respectively for these services. During 2010, AI Life, under the predecessor services agreement, paid Vanguard for these services $25,575.88, respectively. These payments to Vanguard do not result in any additional charges under the Contracts that are not described in the prospectus

   AGLC was merged into American General Life Insurance Company ("AGL") at the end of 2011. AGL is an affiliate of US Life. AGL now provides all services to US Life previously provided by AGLC.

   We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE CONTRACTS

   As of the date of this SAI, the principal underwriter and distributor of the Contracts for the Separate Account is American General Equity Services Corporation ("AGESC"). AGESC, an affiliate of US Life, is located at 2727-A Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGESC entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGESC will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or about May 31, 2013. Upon such date, SACS will become the distributor of the Contracts for the Separate Account. SACS, also an affiliate of US Life, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922.

   AGESC also acts as principal underwriter for US Life's other separate accounts and for the separate accounts of certain US Life affiliates. AGESC and SACS are registered broker-dealers under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

   The Contracts are offered on a continuous basis.

   Individuals who sell the Contracts will be licensed by State insurance authorities as agents of US Life. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with US Life, or
(2) other broker-dealer firms, which are not affiliated with US Life. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

   US Life will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account USL A in advertisements, sales literature, or reports to Contract Owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner's Income Payments. We also may present the yield or total return of the division based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the sales charge, and withdrawal charge. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable annuity separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of US Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

   Performance information for any division reflects the performance of a hypothetical Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. You should not consider such performance information to be an estimate or guarantee of future performance.

PERFORMANCE DATA

   The following tables show the past performance data for the Contracts. The first table shows the average annual total return calculations of the variable investment options. The first table includes the applicable Separate Account or Contract charges: mortality and expense risk charge and withdrawal charge.

   The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does NOT reflect any charges of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

   AVERAGE ANNUAL TOTAL RETURN CALCULATIONS. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

          . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

          . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of 1, 3, 5 and 10 year period. If the Average Annual Total Return for a variable investment option is not available for a stated period, we may show the Average Annual Total Return since the variable investment option inception. The Redeemable Value reflects the effect of the mortality and expense risk charge and the withdrawal charge.

          .   We divide the Redeemable Value by the Initial Investment.

          . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

          Average annual total return quotations for the variable investment options for the period ended December 31, 2012 are shown in the table below.

            VARIABLE INVESTMENT OPTION AVERAGE ANNUAL TOTAL RETURNS
     WITH DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2012)

                                                                                      SINCE    INVESTMENT
                                                                                    INVESTMENT   OPTION
                                                                                      OPTION   INCEPTION
INVESTMENT OPTION*                               1 YEAR 3 YEARS 5 YEARS 10 YEARS/1/ INCEPTION     DATE
------------------                               ------ ------- ------- ----------  ---------- ----------
Vanguard Dividend Growth Fund                     5.71%   8.27%   2.47%    n/a         6.58%   9/22/2003
Vanguard GNMA Fund                               -1.99%   3.58%   4.27%    n/a         4.18%   9/22/2003
Vanguard Health Care Fund                        10.23%   8.70%   4.47%    n/a         7.40%   9/22/2003
Vanguard Inflation-Protected Securities Fund      2.25%   6.58%   5.06%    n/a         5.26%   9/22/2003
Vanguard LifeStrategy Conservative Growth Fund    4.56%   5.21%   1.51%    n/a         4.29%   9/22/2003
Vanguard LifeStrategy Growth Fund                 9.53%   6.64%  -0.47%    n/a         4.90%   9/22/2003
Vanguard LifeStrategy Income Fund                 2.03%   4.43%   2.33%    n/a         3.88%   9/22/2003
Vanguard LifeStrategy Moderate Growth Fund        7.03%   6.19%   0.79%    n/a         4.80%   9/22/2003
Vanguard Total International Stock Index Fund    13.13%   1.89%  -4.51%    n/a         6.66%   9/22/2003
Vanguard VIF Balanced Portfolio                   7.79%   6.91%   2.70%    n/a         6.45%   9/22/2003
Vanguard VIF Capital Growth Portfolio            10.58%   6.85%   2.30%    n/a         7.02%   9/22/2003
Vanguard VIF Diversified Value Portfolio         11.56%   7.67%  -0.12%    n/a         6.20%   9/22/2003
Vanguard VIF Equity Income Portfolio              8.59%  10.60%   1.40%    n/a         6.17%   9/22/2003
Vanguard VIF Equity Index Portfolio              10.95%   8.57%   0.05%    n/a         4.53%   9/22/2003
Vanguard VIF Growth Portfolio                    13.41%   7.39%   0.46%    n/a         3.95%   9/22/2003
Vanguard VIF High Yield Bond Portfolio            9.45%   8.92%   6.58%    n/a         6.08%   9/22/2003
Vanguard VIF International Portfolio             15.04%   4.27%  -2.62%    n/a         7.65%   9/22/2003
Vanguard VIF Mid-Cap Index Portfolio             10.91%  10.29%   1.48%    n/a         7.29%   9/22/2003
Vanguard VIF Money Market Portfolio              -4.10%  -1.76%  -0.74%    n/a         0.90%   9/22/2003
Vanguard VIF REIT Index Portfolio                12.48%  15.49%   4.16%    n/a         8.69%   9/22/2003
Vanguard VIF Short-Term Investment-Grade
  Portfolio                                      -0.01%   1.87%   2.68%    n/a         2.87%   9/22/2003
Vanguard VIF Small Company Growth Portfolio       9.79%  13.04%   3.66%    n/a         6.15%   9/22/2003
Vanguard VIF Total Bond Market Index Portfolio   -0.39%   4.00%   4.25%    n/a         4.09%   9/22/2003
Vanguard VIF Total Stock Market Index Portfolio  11.40%   9.01%   0.47%    n/a         5.06%   9/22/2003

--------

    * The performance figures in the table reflect the investment performance for the investment option for the stated periods and should not be used to infer that future performance will be the same.

    1. "n/a" indicates data is not available for the stated period. None of the investment options has an inception date earlier than September 22, 2003.

      FUND PERFORMANCE CALCULATIONS. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Contract.

      The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invests. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does NOT reflect the charges and deductions of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

                       FUND AVERAGE ANNUAL TOTAL RETURNS
   WITHOUT DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2012)

                                                                                       SINCE       FUND
                                                                                       FUND      INCEPTION
FUND                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS/1/ INCEPTION/2/   DATE
----                                             ------ ------- ------- ----------  -----------  ---------
Vanguard Dividend Growth Fund                    10.39%  10.41%   4.05%    8.84%        7.23%    5/15/1992
Vanguard GNMA Fund                                2.35%   5.63%   5.88%    5.06%        8.09%    6/27/1980
Vanguard Health Care Fund                        15.11%  10.85%   6.08%    9.54%       16.25%    5/23/1984
Vanguard Inflation-Protected Securities Fund      6.78%   8.68%   6.68%    6.39%        7.50%    6/29/2000
Vanguard LifeStrategy Conservative Growth Fund    9.19%   7.29%   3.07%    6.12%        7.17%    9/30/1994
Vanguard LifeStrategy Growth Fund                14.38%   8.75%   1.07%    7.36%        7.64%    9/30/1994
Vanguard LifeStrategy Income Fund                 6.54%   6.49%   3.90%    5.39%        6.86%    9/30/1994
Vanguard LifeStrategy Moderate Growth Fund       11.76%   8.29%   2.35%    6.93%        7.58%    9/30/1994
Vanguard Total International Stock Index Fund    18.14%   3.90%  -3.03%    9.41%        4.57%    4/29/1996
Vanguard VIF Balanced Portfolio                  12.56%   9.02%   4.28%    8.20%        8.88%    5/23/1991
Vanguard VIF Capital Growth Portfolio            15.47%   8.96%   3.88%   10.20%        9.40%     5/1/2003
Vanguard VIF Diversified Value Portfolio         16.50%   9.80%   1.42%    8.46%        5.26%     2/8/1999
Vanguard VIF Equity Income Portfolio             13.40%  12.78%   2.96%    7.92%        8.43%     6/7/1993
Vanguard VIF Equity Index Portfolio              15.86%  10.71%   1.59%    7.01%        8.01%    4/29/1991
Vanguard VIF Growth Portfolio                    18.43%   9.51%   2.01%    6.47%        4.95%     6/7/1993
Vanguard VIF High Yield Bond Portfolio           11.07%   8.23%   7.88%    6.56%        6.20%     6/3/1996
Vanguard VIF International Portfolio              6.35%  -1.12%  10.18%    6.88%        6.49%     6/3/1994
Vanguard VIF Mid-Cap Index Portfolio             15.82%  12.46%   3.04%    9.94%        8.45%     2/9/1999
Vanguard VIF Money Market Portfolio               0.14%   0.18%   0.79%    1.95%        3.00%     5/2/1991
Vanguard VIF REIT Index Portfolio                17.77%   5.77%  11.41%   10.92%       10.56%     2/9/1999
Vanguard VIF Short-Term Investment-Grade
  Portfolio                                       4.42%   3.88%   4.26%    4.01%        4.29%     2/8/1999
Vanguard VIF Small Company Growth Portfolio      14.65%  15.27%   5.26%    9.83%        9.22%     6/3/1996
Vanguard VIF Total Bond Market Index Portfolio    6.05%   5.86%   5.11%    6.85%        6.04%    4/29/1991
Vanguard VIF Total Stock Market Index Portfolio  11.16%   2.02%   1.71%     n/a         7.20%     5/1/2003

--------
1. "n/a" indicates data is not available for the stated period.
2. "*" indicates SEC rules that require us to show return information for no more than 10 years.

   VANGUARD VIF MONEY MARKET PORTFOLIO INVESTMENT OPTION YIELD AND EFFECTIVE YIELD CALCULATIONS. We calculate the Vanguard VIF Money Market Portfolio Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

   . We take the net change in the value of your single premium payment during the period.

   . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

   . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

   . We carry the current yield figure to the nearest one-hundredth of one percent.

   We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's division in the calculation. The Vanguard VIF Money Market Portfolio Investment Option's historical yield for the seven day period ended December 31, 2012 was -0.35%.

   We determine the Vanguard VIF Money Market Portfolio Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The Vanguard VIF Money Market Portfolio Investment Option's historical effective yield for the seven day period ended December 31, 2012 was -0.35%. Yield and effective yield do not reflect the deduction of any charges that we may impose when you redeem Annuity Units.

   The yield and effective yield calculations above do NOT reflect the Daily charge (mortality and expense risk charge) or any other noninsurance or insurance-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                              CONTRACT PROVISIONS

VARIABLE INCOME PAYMENTS

   A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable divisions. When you pay your single premium payment, we calculate the number of Annuity Income Units associated with each Income Payment determined by our currently used rate factor and the Annuity Income Unit Values.

ANNUITY UNIT VALUE

   The value of an Annuity Unit for each division was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Unit Value at the end of any subsequent Valuation Period is determined by multiplying the division's Annuity Unit Value for the immediately preceding Valuation Period by the quotient of
(a) and (b) where:

    (a)is the net investment factor (described below) for the Valuation Period for which the Annuity Unit Value is being determined; and

    (b)is the Assumed Investment Return for such Valuation Period.

   The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable Income Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

NET INVESTMENT FACTOR

   The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Unit Value of the division from one Valuation Period to the next. The net investment factor for each division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

    (a)is equal to:

           (i)the net asset value per share of the underlying Fund held in the division determined at the end of that Valuation Period, plus

          (ii)the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the division if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

         (iii)a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the division.

    (b)is equal to:

           (i)the net asset value per share of the underlying Fund held in the division determined as of the end of the prior Valuation Period, plus or minus

          (ii)the per share charge or credit for any change in tax reserves for the prior Valuation Period.

    (c)is equal to the mortality and expense risk charge rate for the Valuation Period.

   The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Income Unit Value may increase or decrease from Valuation Period to Valuation Period.

MISSTATEMENT OF AGE OR GENDER

   We will require proof of the age and gender of the Annuitant before making any Income Payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Income Payments have begun, any underpayment that may have been made will be paid in full with the next Income Payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

EVIDENCE OF SURVIVAL

   If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                  ADDITIONAL INFORMATION ABOUT THE CONTRACTS

   GENDER NEUTRAL POLICIES. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

   OUR GENERAL ACCOUNT. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of US Life in addition to those arising from the Contracts. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using underlying Funds for both variable universal life and variable annuity separate accounts. The boards of the Funds, US Life, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an underlying Fund changes; or

   . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

   Under the Investment Company Act of 1940, we may be required to get your approval for certain actions involving our Separate Account. We cast votes credited to amounts in the variable investment options not credited to Contracts in the same proportion as votes cast by Contract Owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account USL A and US Life. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and National Union.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The financial statements of Separate Account USL A as of December 31, 2012 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

US LIFE FINANCIAL STATEMENTS

   The financial statements of US Life as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION STATUTORY BASIS FINANCIAL STATEMENTS

   The statutory financial statements of National Union as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

   On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

   The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

   . Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over

       Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012

   The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

   . Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012

   American International Group, Inc. does not underwrite any insurance policy referenced herein.

   You should consider the financial statements of US Life that we include in this SAI as bearing on the ability of US Life to meet its obligations under the Policies.

   You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor to meet its obligations under the guarantee of insurance obligations under Contracts issued prior to April 30, 2010 at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the National Union guarantee.

[LOGO OF AMERICAN GENERAL LIFE COMPANIES]

                                                         Separate Account USL A
                                                               Variable Annuity

                                                                           2012

                                                                  Annual Report

                                                              December 31, 2012

               The United States Life Insurance Company in the City of New York

[LOGO OF PRICEWATERHOUSECOOPERS]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The United States Life Insurance Company in the City of New York and Contract Owners of
The United States Life Insurance Company in the City of New York Separate Account USL A

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of The United States Life Insurance Company in the City of New York Separate Account USL A at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The United States Life Insurance Company in the City of New York; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2012 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

                                                             Due from (to) The                                    NET ASSETS
                                                             United States Life                                  ATTRIBUTABLE
                                                                 Insurance                 Contract   Contract        TO
                                               Investment      Company in the              owners -   owners -     CONTRACT
                                             securities - at  City of New York             annuity  accumulation    OWNER
Sub-accounts                                   fair value         New York      NET ASSETS reserves   reserves     RESERVES
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A                 $2,694,893        $   4,548      $2,699,441 $118,033  $2,581,408   $2,699,441
AllianceBernstein Global Thematic
  Growth Portfolio - Class A                    2,559,718          (21,285)      2,538,433   39,652   2,498,781    2,538,433
AllianceBernstein Global Thematic
  Growth Portfolio - Class B                      350,906               --         350,906       --     350,906      350,906
AllianceBernstein Growth and Income
  Portfolio - Class A                           6,701,403         (107,711)      6,593,692  163,452   6,430,240    6,593,692
AllianceBernstein Growth and Income
  Portfolio - Class B                           4,256,592               --       4,256,592       --   4,256,592    4,256,592
AllianceBernstein Growth Portfolio -
  Class A                                       3,341,093          (54,554)      3,286,539  111,973   3,174,566    3,286,539
AllianceBernstein Growth Portfolio -
  Class B                                         902,699               --         902,699       --     902,699      902,699
AllianceBernstein Intermediate Bond
  Portfolio - Class A                           6,891,603         (235,197)      6,656,406  409,232   6,247,174    6,656,406
AllianceBernstein Intermediate Bond
  Portfolio - Class B                                  --               --              --       --          --           --
AllianceBernstein International Growth
  Portfolio - Class A                           2,515,157          (30,012)      2,485,145   40,661   2,444,484    2,485,145
AllianceBernstein International Value
  Portfolio - Class A                             566,316               --         566,316       --     566,316      566,316
AllianceBernstein Large Cap Growth
  Portfolio - Class A                           4,515,017          (97,962)      4,417,055  141,922   4,275,133    4,417,055
AllianceBernstein Large Cap Growth
  Portfolio - Class B                             958,125               --         958,125       --     958,125      958,125
AllianceBernstein Money Market
  Portfolio - Class A                                  --               --              --       --          --           --
AllianceBernstein Money Market
  Portfolio - Class B                                  --               --              --       --          --           --
AllianceBernstein Real Estate
  Investment Portfolio - Class A                1,200,995           (6,896)      1,194,099   16,155   1,177,944    1,194,099
AllianceBernstein Small Cap Growth
  Portfolio - Class A                           1,535,399              976       1,536,375   53,993   1,482,382    1,536,375
AllianceBernstein Small/Mid Cap Value
  Portfolio - Class A                           1,990,821               --       1,990,821       --   1,990,821    1,990,821
AllianceBernstein Value Portfolio -
  Class B                                       1,343,216               --       1,343,216       --   1,343,216    1,343,216
BlackRock Basic Value V.I. Fund -
  Class I                                           1,034               --           1,034       --       1,034        1,034
BlackRock Equity Dividend V.I. Fund -
  Class I                                              --               --              --       --          --           --
BlackRock Global Allocation V.I. Fund -
  Class I                                              --               --              --       --          --           --
BlackRock Global Opportunities V.I.
  Fund - Class I                                      763               --             763       --         763          763
BlackRock High Income V.I. Fund -
  Class I                                          60,899              273          61,172       --      61,172       61,172
BlackRock Large Cap Core V.I. Fund -
  Class I                                             876               --             876       --         876          876
BlackRock Total Return V.I. Fund -
  Class I                                          28,845               78          28,923       --      28,923       28,923
Delaware VIP Cash Reserve Series -
  Standard Class                                       --               --              --       --          --           --
Delaware VIP High Yield Series -
  Standard Class                                   13,511               --          13,511       --      13,511       13,511
Delaware VIP Limited-Term Diversified
  Income Series - Standard Class                   34,492               10          34,502       --      34,502       34,502
Delaware VIP Smid Cap Growth Series
  - Standard Class                                318,086               --         318,086       --     318,086      318,086
Delaware VIP Value Series - Standard
  Class                                           422,273           (9,328)        412,945    3,602     409,343      412,945
Dreyfus Stock Index Fund, Inc. - Initial
  Shares                                          507,890             (627)        507,263    2,367     504,896      507,263
Fidelity VIP Asset Manager Portfolio -
  Initial Class                                   300,708               --         300,708       --     300,708      300,708
Fidelity VIP Contrafund Portfolio - Initial
  Class                                           217,823               --         217,823       --     217,823      217,823
Fidelity VIP Growth Portfolio - Initial
  Class                                           618,779           (1,418)        617,361       --     617,361      617,361
Fidelity VIP High Income Portfolio -
  Initial Class                                   181,757               --         181,757       --     181,757      181,757
Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class                        32,686               --          32,686       --      32,686       32,686
Fidelity VIP Money Market Portfolio -
  Service Class 2                                 755,569               --         755,569       --     755,569      755,569
Fidelity VIP Money Market Portfolio -
  Initial Class                                 1,135,669          (41,415)      1,094,254    3,840   1,090,414    1,094,254
Fidelity VIP Overseas Portfolio - Initial
  Class                                            35,249               --          35,249       --      35,249       35,249
Invesco V.I. Capital Appreciation Fund
  - Series I                                           --               --              --       --          --           --
Invesco V.I. International Growth Fund
  - Series I                                      101,669               --         101,669       --     101,669      101,669
Invesco Van Kampen V.I. American
  Franchise Fund - Series I                        85,935               --          85,935       --      85,935       85,935
Lincoln VIP Delaware Foundation
  Moderate Allocation Fund - Standard
  Class                                             8,290               --           8,290       --       8,290        8,290
Van Eck VIP Emerging Markets Fund -
  Initial Class                                    13,955               --          13,955       --      13,955       13,955
Van Eck VIP Global Hard Assets Fund
  - Initial Class                                  48,606               --          48,606       --      48,606       48,606
Vanguard Dividend Growth Fund                      29,165                3          29,168   29,168          --       29,168
Vanguard GNMA Fund                                  1,804               (1)          1,803    1,803          --        1,803
Vanguard Inflation-Protected Securities
  Fund                                             43,713              401          44,114   44,114          --       44,114
Vanguard LifeStrategy Income Fund                  34,923              183          35,106   35,106          --       35,106
Vanguard VIF Balanced Portfolio                   409,156           (1,271)        407,885  407,885          --      407,885
Vanguard VIF Capital Growth Portfolio               4,355              105           4,460    4,460          --        4,460

                            See accompanying notes.

                                   VA A - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2012

                                                          Due from (to) The                                    NET ASSETS
                                                          United States Life                                  ATTRIBUTABLE
                                                              Insurance                 Contract   Contract        TO
                                            Investment      Company in the              owners -   owners -     CONTRACT
                                          securities - at  City of New York             annuity  accumulation    OWNER
Sub-accounts                                fair value         New York      NET ASSETS reserves   reserves     RESERVES
--------------------------------------------------------------------------------------------------------------------------
Vanguard VIF Diversified Value Portfolio     $ 39,579          $(1,761)       $ 37,818  $ 37,818     $--        $ 37,818
Vanguard VIF Equity Income Portfolio           59,687           (2,868)         56,819    56,819      --          56,819
Vanguard VIF Equity Index Portfolio            19,171            1,140          20,311    20,311      --          20,311
Vanguard VIF Growth Portfolio                  26,994            1,145          28,139    28,139      --          28,139
Vanguard VIF High Yield Bond Portfolio         18,998              774          19,772    19,772      --          19,772
Vanguard VIF International Portfolio           31,095             (500)         30,595    30,595      --          30,595
Vanguard VIF Mid-Cap Index Portfolio           12,089           (1,136)         10,953    10,953      --          10,953
Vanguard VIF Money Market Portfolio             8,266             (315)          7,951     7,951      --           7,951
Vanguard VIF REIT Index Portfolio              35,837               85          35,922    35,922      --          35,922
Vanguard VIF Short-Term Investment-
  Grade Portfolio                              10,523             (715)          9,808     9,808      --           9,808
Vanguard VIF Small Company Growth
  Portfolio                                     9,225               (9)          9,216     9,216      --           9,216
Vanguard VIF Total Bond Market Index
  Portfolio                                   111,279           (1,865)        109,414   109,414      --         109,414
Vanguard VIF Total Stock Market Index
  Portfolio                                   121,714            2,514         124,228   124,228      --         124,228

                            See accompanying notes.

                                   VA A - 3

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

                                          A            B          A+B=C         D            E             F           C+D+E+F
                                                                                                       Net change     INCREASE
                                                 Mortality and                 Net                   in unrealized  (DECREASE) IN
                                                  expense risk     NET      realized   Capital gain   appreciation   NET ASSETS
                                      Dividends       and       INVESTMENT gain (loss) distributions (depreciation)   RESULTING
                                     from mutual administrative   INCOME       on       from mutual        of           FROM
Sub-accounts                            funds       charges       (LOSS)   investments     funds      investments    OPERATIONS
------------                         ----------- -------------- ---------- ----------- ------------- -------------- -------------
AllianceBernstein Balanced
  Wealth Strategy Portfolio -
  Class A                             $ 59,450     $ (42,351)    $ 17,099   $138,465     $     --      $ 187,593     $  343,157
AllianceBernstein Global
  Thematic Growth Portfolio -
  Class A                                   --       (38,369)     (38,369)    55,208           --        308,268        325,107
AllianceBernstein Global
  Thematic Growth Portfolio -
  Class B                                   --        (5,516)      (5,516)     5,425           --         41,510         41,419
AllianceBernstein Growth and
  Income Portfolio - Class A           109,940      (101,445)       8,495    442,317           --        656,773      1,107,585
AllianceBernstein Growth and
  Income Portfolio - Class B            60,294       (63,704)      (3,410)   203,957           --        459,924        660,471
AllianceBernstein Growth Portfolio
  - Class A                              2,073       (52,688)     (50,615)   227,811           --        296,908        474,104
AllianceBernstein Growth Portfolio
  - Class B                                 --       (16,231)     (16,231)    85,073           --         68,577        137,419
AllianceBernstein Intermediate
  Bond Portfolio - Class A             339,130      (111,642)     227,488      4,784      230,374       (108,489)       354,157
AllianceBernstein Intermediate
  Bond Portfolio - Class B                  --           (16)         (16)       109           --            (12)            81
AllianceBernstein International
  Growth Portfolio - Class A            45,155       (40,745)       4,410    173,094           --        223,797        401,301
AllianceBernstein International
  Value Portfolio - Class A              9,343        (8,693)         650     13,058           --         59,375         73,083
AllianceBernstein Large Cap
  Growth Portfolio - Class A            13,982       (68,536)     (54,554)   247,216           --        528,191        720,853
AllianceBernstein Large Cap
  Growth Portfolio - Class B               302       (14,851)     (14,549)    54,079           --        110,446        149,976
AllianceBernstein Money Market
  Portfolio - Class A                       57        (5,983)      (5,926)        --           --             --         (5,926)
AllianceBernstein Money Market
  Portfolio - Class B                       54        (5,775)      (5,721)        --           --             --         (5,721)
AllianceBernstein Real Estate
  Investment Portfolio - Class A        14,092       (19,137)      (5,045)   112,061      151,445        (11,896)       246,565
AllianceBernstein Small Cap
  Growth Portfolio - Class A                --       (23,506)     (23,506)    80,292       57,932         99,600        214,318
AllianceBernstein Small/Mid Cap
  Value Portfolio - Class A             10,828       (29,984)     (19,156)    99,200       63,104        179,582        322,730
AllianceBernstein Value Portfolio -
  Class B                               24,429       (20,695)       3,734     71,340           --        116,567        191,641
BlackRock Basic Value V.I. Fund
  - Class I                                 18          (101)         (83)     9,377           --         (5,410)         3,884
BlackRock Equity Dividend V.I.
  Fund - Class I                            --            --           --         --           --             --             --
BlackRock Global Allocation V.I.
  Fund - Class I                            --          (227)        (227)     5,912           --            235          5,920
BlackRock Global Opportunities
  V.I. Fund - Class I                        8           (32)         (24)       458           --           (151)           283
BlackRock High Income V.I. Fund
  - Class I                              4,191          (890)       3,301      1,420           --          3,386          8,107
BlackRock Large Cap Core V.I.
  Fund - Class I                            13           (38)         (25)       762           --           (332)           405
BlackRock Total Return V.I. Fund
  - Class I                                932          (375)         557        320           --          1,294          2,171
Delaware VIP Cash Reserve
  Series - Standard Class                   --            --           --         --           --             --             --
Delaware VIP High Yield Series -
  Standard Class                         1,078          (159)         919         12           --            969          1,900
Delaware VIP Limited-Term
  Diversified Income Series -
  Standard Class                           578          (431)         147         (1)         259            103            508
Delaware VIP Smid Cap Growth
  Series - Standard Class                  770        (4,067)      (3,297)     2,721       17,394         12,269         29,087
Delaware VIP Value Series -
  Standard Class                         9,140        (5,063)       4,077      2,269           --         43,600         49,946
Dreyfus Stock Index Fund, Inc. -
  Initial Shares                        10,530        (7,382)       3,148     13,300       25,796         29,336         71,580
Fidelity VIP Asset Manager
  Portfolio - Initial Class              4,575        (4,088)         487        454        2,191         26,597         29,729
Fidelity VIP Contrafund Portfolio -
  Initial Class                          2,890        (4,010)      (1,120)    25,968           --         20,198         45,046
Fidelity VIP Growth Portfolio -
  Initial Class                          3,739        (9,716)      (5,977)    31,219           --         66,640         91,882
Fidelity VIP High Income Portfolio
  - Initial Class                       10,229        (2,436)       7,793        161           --         12,555         20,509
Fidelity VIP Investment Grade
  Bond Portfolio - Initial Class           755          (379)         376       (219)         864             91          1,112
Fidelity VIP Money Market
  Portfolio - Service Class 2               62        (8,631)      (8,569)        --           --             --         (8,569)
Fidelity VIP Money Market
  Portfolio - Initial Class              1,178       (13,049)     (11,871)        --           --             --        (11,871)
Fidelity VIP Overseas Portfolio -
  Initial Class                            660          (457)         203         53          114          5,275          5,645
Invesco V.I. Capital Appreciation
  Fund - Series I                           --          (560)        (560)    21,618           --         (3,794)        17,264
Invesco V.I. International Growth
  Fund - Series I                        1,419        (1,499)         (80)     2,915           --         10,622         13,457
Invesco Van Kampen V.I.
  American Franchise Fund -
  Series I                                  --          (833)        (833)    (1,873)          --         (1,611)        (4,317)
Lincoln VIP Delaware Foundation
  Moderate Allocation Fund -
  Standard Class                           190           (99)          91         10           11            637            749
Van Eck VIP Emerging Markets
  Fund - Initial Class                      --          (175)        (175)        24           --          3,206          3,055
Van Eck VIP Global Hard Assets
  Fund - Initial Class                     298          (676)        (378)        (1)       4,049         (2,742)           928

                            See accompanying notes.

                                   VA A - 4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2012

                                      A            B          A+B=C         D            E             F           C+D+E+F
                                                                                                 Net change in    INCREASE
                                             Mortality and                 Net                     unrealized   (DECREASE) IN
                                              expense risk     NET      realized   Capital gain   appreciation   NET ASSETS
                                  Dividends       and       INVESTMENT gain (loss) distributions (depreciation)   RESULTING
                                 from mutual administrative   INCOME       on       from mutual        of           FROM
Sub-accounts                        funds       charges       (LOSS)   investments     funds      investments    OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Vanguard Dividend Growth Fund      $   646      $  (152)      $  494    $    349      $   --       $   1,866       $ 2,709
Vanguard GNMA Fund                 $     8      $    (2)      $    6    $     --      $   15       $     (17)      $     4
Vanguard Inflation-Protected
  Securities Fund                    1,087         (231)         856         406         495             955         2,712
Vanguard LifeStrategy Income
  Fund                                 804         (185)         619         136       1,216              82         2,053
Vanguard VIF Balanced Portfolio     11,200       (2,164)       9,036       5,628          --          31,172        45,836
Vanguard VIF Capital Growth
  Portfolio                             33          (21)          12          (7)         51             449           505
Vanguard VIF Diversified Value
  Portfolio                            974         (217)         757       1,622          --           3,445         5,824
Vanguard VIF Equity Income
  Portfolio                          1,927         (379)       1,548       6,104          --           1,300         8,952
Vanguard VIF Equity Index
  Portfolio                             --          (41)         (41)       (350)         --           1,007           616
Vanguard VIF Growth Portfolio           32          (82)         (50)         (9)         --           2,102         2,043
Vanguard VIF High Yield Bond
  Portfolio                          1,067       (1,642)        (575)    256,376          --        (160,723)       95,078
Vanguard VIF International
  Portfolio                            578         (154)         424      (4,121)         --           8,866         5,169
Vanguard VIF Mid-Cap Index
  Portfolio                            151          (73)          78      (2,900)        389           4,599         2,166
Vanguard VIF Money Market
  Portfolio                             14          (52)         (38)         --          --              --           (38)
Vanguard VIF REIT Index
  Portfolio                            662         (183)         479         770       1,151           2,930         5,330
Vanguard VIF Short-Term
  Investment-Grade Portfolio           244          (53)         191         (84)         --             282           389
Vanguard VIF Small Company
  Growth Portfolio                      20          (50)         (30)     (2,833)        174           4,071         1,382
Vanguard VIF Total Bond Market
  Index Portfolio                    3,878         (686)       3,192         607       1,285            (240)        4,844
Vanguard VIF Total Stock Market
  Index Portfolio                    1,250         (512)         738       1,222       4,877           5,432        12,269

                            See accompanying notes.

                                   VA A - 5

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2012

                                                                                         Value of
                                                                      Net Asset Value Shares at Fair Cost of Shares
Sub-accounts                                                 Shares      Per Share        Value           Held      Level /(1)/
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                     222,351     $12.12        $2,694,893     $2,333,156       1
AllianceBernstein Global Thematic Growth Portfolio -
  Class A                                                     151,642      16.88         2,559,718      2,272,573       1
AllianceBernstein Global Thematic Growth Portfolio -
  Class B                                                      21,371      16.42           350,906        311,971       1
AllianceBernstein Growth and Income Portfolio - Class A       320,948      20.88         6,701,403      5,151,397       1
AllianceBernstein Growth and Income Portfolio - Class B       206,031      20.66         4,256,592      3,272,564       1
AllianceBernstein Growth Portfolio - Class A                  143,889      23.22         3,341,093      2,683,384       1
AllianceBernstein Growth Portfolio - Class B                   40,120      22.50           902,699        729,112       1
AllianceBernstein Intermediate Bond Portfolio - Class A       560,293      12.30         6,891,603      6,984,693       1
AllianceBernstein Intermediate Bond Portfolio - Class B            --      12.17                --             --       1
AllianceBernstein International Growth Portfolio - Class A    146,828      17.13         2,515,157      2,090,792       1
AllianceBernstein International Value Portfolio - Class A      43,697      12.96           566,316        491,227       1
AllianceBernstein Large Cap Growth Portfolio - Class A        144,851      31.17         4,515,017      3,586,771       1
AllianceBernstein Large Cap Growth Portfolio - Class B         31,538      30.38           958,125        761,537       1
AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                      98,040      12.25         1,200,995      1,025,414       1
AllianceBernstein Small Cap Growth Portfolio - Class A         80,981      18.96         1,535,399      1,242,973       1
AllianceBernstein Small/Mid Cap Value Portfolio - Class A     112,667      17.67         1,990,821      1,547,807       1
AllianceBernstein Value Portfolio - Class B                   127,440      10.54         1,343,216      1,062,126       1
BlackRock Basic Value V.I. Fund - Class I                          81      12.80             1,034            930       1
BlackRock Global Opportunities V.I. Fund - Class I                 55      13.90               763            639       1
BlackRock High Income V.I. Fund - Class I                       8,185       7.44            60,899         55,852       1
BlackRock Large Cap Core V.I. Fund - Class I                       34      25.54               876            727       1
BlackRock Total Return V.I. Fund - Class I                      2,402      12.01            28,845         27,852       1
Delaware VIP High Yield Series - Standard Class                 2,211       6.11            13,511         12,011       1
Delaware VIP Limited-Term Diversified Income Series -
  Standard Class                                                3,408      10.12            34,492         34,624       1
Delaware VIP Smid Cap Growth Series - Standard Class           13,052      24.37           318,086        284,821       1
Delaware VIP Value Series - Standard Class                     21,241      19.88           422,273        327,420       1
Dreyfus Stock Index Fund, Inc. - Initial Shares                15,941      31.86           507,890        432,259       1
Fidelity VIP Asset Manager Portfolio - Initial Class           19,823      15.17           300,708        273,647       1
Fidelity VIP Contrafund Portfolio - Initial Class               8,238      26.44           217,823        178,239       1
Fidelity VIP Growth Portfolio - Initial Class                  14,715      42.05           618,779        510,979       1
Fidelity VIP High Income Portfolio - Initial Class             31,284       5.81           181,757        173,900       1
Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                         2,503      13.06            32,686         33,620       1
Fidelity VIP Money Market Portfolio - Service Class 2         755,569       1.00           755,569        755,569       1
Fidelity VIP Money Market Portfolio - Initial Class         1,135,669       1.00         1,135,669      1,135,669       1
Fidelity VIP Overseas Portfolio - Initial Class                 2,191      16.09            35,249         29,551       1
Invesco V.I. International Growth Fund - Series I               3,386      30.03           101,669         82,908       1
Invesco Van Kampen V.I. American Franchise Fund -
  Series I                                                      2,369      36.28            85,935         87,546       1
Lincoln VIP Delaware Foundation Moderate Allocation
  Fund - Standard Class                                           573      14.48             8,290          7,384       1
Van Eck VIP Emerging Markets Fund - Initial Class               1,034      13.50            13,955         10,833       1
Van Eck VIP Global Hard Assets Fund - Initial Class             1,669      29.13            48,606         48,959       1
Vanguard GNMA Fund                                                165      10.91             1,804          1,821       1
Vanguard Dividend Growth Fund                                   1,753      16.64            29,165         24,395       1
Vanguard Inflation-Protected Securities Fund                    3,008      14.53            43,713         40,681       1
Vanguard LifeStrategy Income Fund                               2,458      14.21            34,923         34,747       1
Vanguard VIF Balanced Portfolio                                19,766      20.70           409,156        363,864       1
Vanguard VIF Capital Growth Portfolio                             246      17.68             4,355          4,174       1
Vanguard VIF Diversified Value Portfolio                        2,766      14.31            39,579         34,530       1
Vanguard VIF Equity Income Portfolio                            3,386      17.63            59,687         51,999       1
Vanguard VIF Equity Index Portfolio                               769      24.93            19,171         18,655       1
Vanguard VIF Growth Portfolio                                   1,762      15.32            26,994         25,813       1
Vanguard VIF High Yield Bond Portfolio                          2,281       8.33            18,998         17,706       1
Vanguard VIF International Portfolio                            1,695      18.35            31,095         31,988       1

                            See accompanying notes.

                                   VA A - 6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2012

                                                                              Value of
                                                           Net Asset Value Shares at Fair Cost of Shares
Sub-accounts                                        Shares    Per Share        Value           Held      Level /(1)/
--------------------------------------------------------------------------------------------------------------------
Vanguard VIF Mid-Cap Index Portfolio                  750      $16.13         $ 12,089       $ 12,127        1
Vanguard VIF Money Market Portfolio                 8,266        1.00            8,266          8,266        1
Vanguard VIF REIT Index Portfolio                   2,957       12.12           35,837         30,894        1
Vanguard VIF Short-Term Investment-Grade Portfolio    966       10.89           10,523         10,484        1
Vanguard VIF Small Company Growth Portfolio           459       20.08            9,225          9,181        1
Vanguard VIF Total Bond Market Index Portfolio      8,931       12.46          111,279        108,944        1
Vanguard VIF Total Stock Market Index Portfolio     4,807       25.32          121,714        115,832        1

/(1)/Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

                                   VA A - 7

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                   Sub-accounts
                                                   ----------------------------------------------------------------------------
                                                    AllianceBernstein   AllianceBernstein  AllianceBernstein  AllianceBernstein
                                                     Balanced Wealth     Global Thematic    Global Thematic       Growth and
                                                   Strategy Portfolio - Growth Portfolio - Growth Portfolio - Income Portfolio -
                                                         Class A             Class A            Class B            Class A
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                         $   17,099         $   (38,369)        $  (5,516)        $     8,495
   Net realized gain (loss) on investments                 138,465              55,208             5,425             442,317
   Capital gain distributions from mutual funds                 --                  --                --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                         187,593             308,268            41,510             656,773
                                                        ----------         -----------         ---------         -----------
Increase (decrease) in net assets resulting from
  operations                                               343,157             325,107            41,419           1,107,585
                                                        ----------         -----------         ---------         -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               (1,208)                 --                --                  --
   Administrative charges                                   (3,664)             (2,930)             (718)             (6,583)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                      44,393            (125,011)           (2,056)           (151,436)
   Mortality reserve transfers                               4,548             (21,285)               --            (107,711)
   Contract withdrawals                                   (849,588)           (416,790)          (86,045)         (1,742,720)
   Surrender charges                                            --                  --                --                  --
   Death benefits                                         (175,569)            (64,482)               --            (233,535)
   Annuity payments                                        (13,621)             (5,981)               --             (23,361)
                                                        ----------         -----------         ---------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (994,709)           (636,479)          (88,819)         (2,265,346)
                                                        ----------         -----------         ---------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (651,552)           (311,372)          (47,400)         (1,157,761)
NET ASSETS:
   Beginning of year                                     3,350,993           2,849,805           398,306           7,751,453
                                                        ----------         -----------         ---------         -----------
   End of year                                          $2,699,441         $ 2,538,433         $ 350,906         $ 6,593,692
                                                        ==========         ===========         =========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $   44,725         $   (30,707)        $  (6,167)        $    (4,416)
   Net realized gain (loss) on investments                (239,546)           (648,454)          (92,589)            (85,055)
   Capital gain distributions from mutual funds                 --                  --                --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                          30,903            (257,248)          (43,138)            484,633
                                                        ----------         -----------         ---------         -----------
Increase (decrease) in net assets resulting from
  operations                                              (163,918)           (936,409)         (141,894)            395,162
                                                        ----------         -----------         ---------         -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                  150                  --                --                  --
   Administrative charges                                   (4,433)             (4,149)           (1,127)             (7,760)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                    (396,121)            (11,016)          (93,302)           (229,818)
   Mortality reserve transfers                              (7,217)               (605)               --            (129,582)
   Contract withdrawals                                   (197,759)           (511,804)         (135,639)           (784,688)
   Surrender charges                                            --                  --                --                  --
   Death benefits                                           (6,443)           (181,072)               --            (221,665)
   Annuity payments                                         (4,200)               (129)               --              (1,327)
                                                        ----------         -----------         ---------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (616,023)           (708,775)         (230,068)         (1,374,840)
                                                        ----------         -----------         ---------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (779,941)         (1,645,184)         (371,962)           (979,678)
NET ASSETS:
   Beginning of year                                     4,130,934           4,494,989           770,268           8,731,131
                                                        ----------         -----------         ---------         -----------
   End of year                                          $3,350,993         $ 2,849,805         $ 398,306         $ 7,751,453
                                                        ==========         ===========         =========         ===========

                            See accompanying notes.

                                   VA A - 8

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                        Sub-accounts
                                -------------------------------------------------------------------------------------------
                                AllianceBernstein                                        AllianceBernstein AllianceBernstein
                                    Growth and     AllianceBernstein  AllianceBernstein    Intermediate      Intermediate
                                Income Portfolio - Growth Portfolio - Growth Portfolio - Bond Portfolio -  Bond Portfolio -
                                     Class B            Class A            Class B            Class A           Class B
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                         $   (3,410)       $   (50,615)        $  (16,231)       $   227,488        $    (16)
   Net realized gain (loss)
     on investments                    203,957            227,811             85,073              4,784             109
   Capital gain distributions
     from mutual funds                      --                 --                 --            230,374              --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       459,924            296,908             68,577           (108,489)            (12)
                                    ----------        -----------         ----------        -----------        --------
Increase (decrease) in net
  assets resulting from
  operations                           660,471            474,104            137,419            354,157              81
                                    ----------        -----------         ----------        -----------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments            5,760                  1             25,483             39,545              --
   Administrative charges               (4,192)            (3,468)            (1,941)            (7,346)             --
   Net transfers from (to)
     other Sub- accounts or
     fixed rate option                 (74,777)          (140,057)           (84,885)           886,777         (15,100)
   Mortality reserve transfers              --            (54,553)                --           (235,196)             --
   Contract withdrawals               (839,018)          (716,868)          (353,171)        (3,025,945)             --
   Surrender charges                        --                 --                 --                 --              --
   Death benefits                      (44,939)          (419,957)           (38,854)          (893,741)             --
   Annuity payments                    (13,022)           (19,523)                --            (59,881)             --
                                    ----------        -----------         ----------        -----------        --------
Increase (decrease) in net
  assets resulting from
  principal transactions              (970,188)        (1,354,425)          (453,368)        (3,295,787)        (15,100)
                                    ----------        -----------         ----------        -----------        --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (309,717)          (880,321)          (315,949)        (2,941,630)        (15,019)
NET ASSETS:
   Beginning of year                 4,566,309          4,166,860          1,218,648          9,598,036          15,019
                                    ----------        -----------         ----------        -----------        --------
   End of year                      $4,256,592        $ 3,286,539         $  902,699        $ 6,656,406        $     --
                                    ==========        ===========         ==========        ===========        ========
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                         $  (14,726)       $   (63,127)        $  (18,733)       $   340,475        $    453
   Net realized gain (loss)
     on investments                    (40,034)          (121,389)           (20,429)            31,782              68
   Capital gain distributions
     from mutual funds                      --                 --                 --             36,728              54
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       283,617            183,255             40,267             99,133             128
                                    ----------        -----------         ----------        -----------        --------
Increase (decrease) in net
  assets resulting from
  operations                           228,857             (1,261)             1,105            508,118             703
                                    ----------        -----------         ----------        -----------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments              408                 --              3,007             37,477              --
   Administrative charges               (5,105)            (4,248)            (2,312)            (9,572)            (15)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                (303,755)           (46,689)           (78,535)          (323,947)              1
   Mortality reserve transfers          (1,306)           (31,390)                --              4,448              --
   Contract withdrawals               (332,023)          (330,688)          (182,901)          (972,438)             --
   Surrender charges                       (80)                --                 (9)              (123)             --
   Death benefits                      (68,160)          (178,025)                --           (114,604)             --
   Annuity payments                     (3,282)            (7,029)                --             (7,490)             --
                                    ----------        -----------         ----------        -----------        --------
Increase (decrease) in net
  assets resulting from
  principal transactions              (713,303)          (598,069)          (260,750)        (1,386,249)            (14)
                                    ----------        -----------         ----------        -----------        --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (484,446)          (599,330)          (259,645)          (878,131)            689
NET ASSETS:
   Beginning of year                 5,050,755          4,766,190          1,478,293         10,476,167          14,330
                                    ----------        -----------         ----------        -----------        --------
   End of year                      $4,566,309        $ 4,166,860         $1,218,648        $ 9,598,036        $ 15,019
                                    ==========        ===========         ==========        ===========        ========

                            See accompanying notes.

                                   VA A - 9

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                      Sub-accounts
                                ----------------------------------------------------------------------------------------
                                AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein
                                  International     International       Large Cap         Large Cap       Money Market
                                Growth Portfolio  Value Portfolio - Growth Portfolio  Growth Portfolio     Portfolio -
                                    - Class A          Class A          - Class A         - Class B          Class A
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                        $     4,410       $      650        $   (54,554)      $  (14,549)       $    (5,926)
   Net realized gain (loss)
     on investments                    173,094           13,058            247,216           54,079                 --
   Capital gain distributions
     from mutual funds                      --               --                 --               --                 --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       223,797           59,375            528,191          110,446                 --
                                   -----------       ----------        -----------       ----------        -----------
Increase (decrease) in net
  assets resulting from
  operations                           401,301           73,083            720,853          149,976             (5,926)
                                   -----------       ----------        -----------       ----------        -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments               --            8,191                  1               --                 75
   Administrative charges               (2,843)            (858)            (5,111)          (1,515)              (501)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                (199,102)         (37,110)           (31,948)          32,659           (749,060)
   Mortality reserve transfers         (30,011)              --            (97,962)              --                 --
   Contract withdrawals               (979,087)         (99,384)        (1,018,138)        (303,309)          (164,653)
   Surrender charges                        --               --                 --               --                 --
   Death benefits                      (64,763)              --           (161,453)          (5,338)          (401,276)
   Annuity payments                    (14,396)              --            (34,025)          (7,368)              (375)
                                   -----------       ----------        -----------       ----------        -----------
Increase (decrease) in net
  assets resulting from
  principal transactions            (1,290,202)        (129,161)        (1,348,636)        (284,871)        (1,315,790)
                                   -----------       ----------        -----------       ----------        -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (888,901)         (56,078)          (627,783)        (134,895)        (1,321,716)
NET ASSETS:
   Beginning of year                 3,374,046          622,394          5,044,838        1,093,020          1,321,716
                                   -----------       ----------        -----------       ----------        -----------
   End of year                     $ 2,485,145       $  566,316        $ 4,417,055       $  958,125        $        --
                                   ===========       ==========        ===========       ==========        ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                        $    68,146       $   19,786        $   (60,437)      $  (18,995)       $   (19,633)
   Net realized gain (loss)
     on investments                   (707,120)        (168,589)          (261,657)         (20,363)                --
   Capital gain distributions
     from mutual funds                      --               --                 --               --                 --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                      (100,406)         (24,177)            97,860           (1,455)                --
                                   -----------       ----------        -----------       ----------        -----------
Increase (decrease) in net
  assets resulting from
  operations                          (739,380)        (172,980)          (224,234)         (40,813)           (19,633)
                                   -----------       ----------        -----------       ----------        -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments              528            1,504                 --              384                 25
   Administrative charges               (4,300)          (1,182)            (6,201)          (2,281)            (1,787)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                (299,252)         (85,668)          (159,343)        (229,384)           568,031
   Mortality reserve transfers          55,926               --             89,932               --                 --
   Contract withdrawals               (395,033)         (86,779)          (496,493)        (322,812)          (577,015)
   Surrender charges                       (55)              --                 --               --                 --
   Death benefits                     (100,194)         (63,576)          (192,379)         (84,953)          (115,297)
   Annuity payments                    (12,226)              --            (19,357)              --                 --
                                   -----------       ----------        -----------       ----------        -----------
Increase (decrease) in net
  assets resulting from
  principal transactions              (754,606)        (235,701)          (783,841)        (639,046)          (126,043)
                                   -----------       ----------        -----------       ----------        -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                        (1,493,986)        (408,681)        (1,008,075)        (679,859)          (145,676)
NET ASSETS:
   Beginning of year                 4,868,032        1,031,075          6,052,913        1,772,879          1,467,392
                                   -----------       ----------        -----------       ----------        -----------
   End of year                     $ 3,374,046       $  622,394        $ 5,044,838       $1,093,020        $ 1,321,716
                                   ===========       ==========        ===========       ==========        ===========

                            See accompanying notes.

                                   VA A - 10

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                      Sub-accounts
                                ----------------------------------------------------------------------------------------
                                                  AllianceBernstein AllianceBernstein
                                AllianceBernstein    Real Estate        Small Cap     AllianceBernstein
                                  Money Market       Investment          Growth         Small/Mid Cap   AllianceBernstein
                                   Portfolio -       Portfolio -       Portfolio -    Value Portfolio - Value Portfolio -
                                     Class B           Class A           Class A           Class A           Class B
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                        $    (5,721)      $   (5,045)       $  (23,506)       $  (19,156)       $    3,734
   Net realized gain (loss)
     on investments                         --          112,061            80,292            99,200            71,340
   Capital gain distributions
     from mutual funds                      --          151,445            57,932            63,104                --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                            --          (11,896)           99,600           179,582           116,567
                                   -----------       ----------        ----------        ----------        ----------
Increase (decrease) in net
  assets resulting from
  operations                            (5,721)         246,565           214,318           322,730           191,641
                                   -----------       ----------        ----------        ----------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments            1,000            4,420                --             4,420            10,400
   Administrative charges                 (691)          (1,921)           (1,582)           (2,325)           (1,855)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option              (1,219,026)         (42,925)           50,799           (90,492)         (107,455)
   Mortality reserve transfers              --           (6,896)              976                --                --
   Contract withdrawals               (255,161)        (451,534)         (332,109)         (414,150)         (253,176)
   Surrender charges                        --               --                --                --                --
   Death benefits                       (7,367)         (12,374)          (19,903)           (7,398)          (39,031)
   Annuity payments                     (1,493)          (1,889)          (16,419)               --                --
                                   -----------       ----------        ----------        ----------        ----------
Increase (decrease) in net
  assets resulting from
  principal transactions            (1,482,738)        (513,119)         (318,238)         (509,945)         (391,117)
                                   -----------       ----------        ----------        ----------        ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                        (1,488,459)        (266,554)         (103,920)         (187,215)         (199,476)
NET ASSETS:
   Beginning of year                 1,488,459        1,460,653         1,640,295         2,178,036         1,542,692
                                   -----------       ----------        ----------        ----------        ----------
   End of year                     $        --       $1,194,099        $1,536,375        $1,990,821        $1,343,216
                                   ===========       ==========        ==========        ==========        ==========
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                        $   (17,529)      $      616        $  (23,987)       $  (23,165)       $   (3,221)
   Net realized gain (loss)
     on investments                         --         (197,284)           12,775          (276,094)         (109,704)
   Capital gain distributions
     from mutual funds                      --          166,859                --                --                --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                            --          129,689            78,833            50,901            31,647
                                   -----------       ----------        ----------        ----------        ----------
Increase (decrease) in net
  assets resulting from
  operations                           (17,529)          99,880            67,621          (248,358)          (81,278)
                                   -----------       ----------        ----------        ----------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments            3,120               --               648                --                --
   Administrative charges               (1,617)          (2,193)           (1,944)           (3,022)           (2,350)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                 710,532         (171,376)           27,476          (150,422)         (131,025)
   Mortality reserve transfers              --           (1,445)           23,954                --                --
   Contract withdrawals               (210,778)        (171,644)         (193,312)         (236,719)         (268,415)
   Surrender charges                        --               --                --                --               (79)
   Death benefits                      (45,304)            (445)          (96,264)         (113,230)          (65,127)
   Annuity payments                         --             (350)          (12,775)               --                --
                                   -----------       ----------        ----------        ----------        ----------
Increase (decrease) in net
  assets resulting from
  principal transactions               455,953         (347,453)         (252,217)         (503,393)         (466,996)
                                   -----------       ----------        ----------        ----------        ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                           438,424         (247,573)         (184,596)         (751,751)         (548,274)
NET ASSETS:
   Beginning of year                 1,050,035        1,708,226         1,824,891         2,929,787         2,090,966
                                   -----------       ----------        ----------        ----------        ----------
   End of year                     $ 1,488,459       $1,460,653        $1,640,295        $2,178,036        $1,542,692
                                   ===========       ==========        ==========        ==========        ==========

                            See accompanying notes.

                                   VA A - 11

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                       Sub-accounts
                                ------------------------------------------------------------------------------------------
                                 BlackRock Basic   BlackRock Equity  BlackRock Global  BlackRock Global    BlackRock High
                                Value V.I. Fund - Dividend V.I. Fund Allocation V.I.  Opportunities V.I. Income V.I. Fund -
                                     Class I          - Class I       Fund - Class I    Fund - Class I        Class I
                                ----------------- ------------------ ---------------- ------------------ ------------------
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                         $    (83)          $     --          $   (227)         $   (24)           $ 3,301
   Net realized gain (loss)
     on investments                    9,377                 --             5,912              458              1,420
   Capital gain distributions
     from mutual funds                    --                 --                --               --                 --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                      (5,410)                --               235             (151)             3,386
                                    --------           --------          --------          -------            -------
Increase (decrease) in net
  assets resulting from
  operations                           3,884                 --             5,920              283              8,107
                                    --------           --------          --------          -------            -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments             --                 --                --               --                 --
   Administrative charges                 (7)                --               (13)              (5)               (68)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option               (54,719)                --           (97,076)              --               (327)
   Mortality reserve transfers            --                 --                --               --                 --
   Contract withdrawals               (5,955)                --                --           (4,263)            (7,088)
   Surrender charges                      --                 --                --               --                 --
   Death benefits                         --                 --                --               --                 --
   Annuity payments                       --                 --                --               --                 --
                                    --------           --------          --------          -------            -------
Increase (decrease) in net
  assets resulting from
  principal transactions             (60,681)                --           (97,089)          (4,268)            (7,483)
                                    --------           --------          --------          -------            -------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                         (56,797)                --           (91,169)          (3,985)               624
NET ASSETS:
   Beginning of year                  57,831                 --            91,169            4,748             60,548
                                    --------           --------          --------          -------            -------
   End of year                      $  1,034           $     --          $     --          $   763            $61,172
                                    ========           ========          ========          =======            =======
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                         $    257           $       (221)     $    778          $   (13)           $ 2,687
   Net realized gain (loss)
     on investments                   (4,672)              (106)           (4,470)            (744)            (4,912)
   Capital gain distributions
     from mutual funds                    --                 --             2,090               --                 --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       2,134              4,751            (2,755)               9              1,564
                                    --------           --------          --------          -------            -------
Increase (decrease) in net
  assets resulting from
  operations                          (2,281)             4,424            (4,357)            (748)              (661)
                                    --------           --------          --------          -------            -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments             --                 --                --               --                 --
   Administrative charges                (60)               (16)              (98)              (5)               (47)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                    (6)           (65,811)           (7,707)              (1)            53,635
   Mortality reserve transfers            --                 --                --               --                 --
   Contract withdrawals                   --                 --                --               --                 --
   Surrender charges                      --                 --                --               --                 --
   Death benefits                         --                 --                --               --                 --
   Annuity payments                       --                 --                --               --                 --
                                    --------           --------          --------          -------            -------
Increase (decrease) in net
  assets resulting from
  principal transactions                 (66)           (65,827)           (7,805)              (6)            53,588
                                    --------           --------          --------          -------            -------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (2,347)           (61,403)          (12,162)            (754)            52,927
NET ASSETS:
   Beginning of year                  60,178             61,403           103,331            5,502              7,621
                                    --------           --------          --------          -------            -------
   End of year                      $ 57,831           $     --          $ 91,169          $ 4,748            $60,548
                                    ========           ========          ========          =======            =======

                            See accompanying notes.

                                   VA A - 12

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                       Sub-accounts
                                ------------------------------------------------------------------------------------------
                                                                                                            Delaware VIP
                                                                     Delaware VIP                           Limited-Term
                                BlackRock Large  BlackRock Total     Cash Reserve       Delaware VIP     Diversified Income
                                 Cap Core V.I.  Return V.I. Fund - Series - Standard High Yield Series - Series - Standard
                                Fund - Class I       Class I             Class         Standard Class          Class
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                         $   (25)         $    557          $      --          $    919            $   147
   Net realized gain (loss)
     on investments                     762               320                 --                12                 (1)
   Capital gain distributions
     from mutual funds                   --                --                 --                --                259
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       (332)            1,294                 --               969                103
                                    -------          --------          ---------          --------            -------
Increase (decrease) in net
  assets resulting from
  operations                            405             2,171                 --             1,900                508
                                    -------          --------          ---------          --------            -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments            --                --                 --                --                 --
   Administrative charges                (6)              (21)                --                (6)               (12)
   Net transfers from (to)
     other Sub- accounts or
     fixed rate option                   --           (43,531)                --                --                 --
   Mortality reserve transfers           --                --                 --                --                 --
   Contract withdrawals              (5,064)               --                 --                --                 --
   Surrender charges                     --                --                 --                --                 --
   Death benefits                        --                --                 --                --                 --
   Annuity payments                      --                --                 --                --                 --
                                    -------          --------          ---------          --------            -------
Increase (decrease) in net
  assets resulting from
  principal transactions             (5,070)          (43,552)                --                (6)               (12)
                                    -------          --------          ---------          --------            -------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                         (4,665)          (41,381)                --             1,894                496

NET ASSETS:
   Beginning of year                  5,541            70,304                 --            11,617             34,006
                                    -------          --------          ---------          --------            -------
   End of year                      $   876          $ 28,923          $      --          $ 13,511            $34,502
                                    =======          ========          =========          ========            =======
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                         $   (13)         $  2,107          $    (610)         $  2,194            $   243
   Net realized gain (loss)
     on investments                    (162)              495                 --            (2,329)              (188)
   Capital gain distributions
     from mutual funds                   --                --                 --                --                519
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                        230               767                 --                (5)                (5)
                                    -------          --------          ---------          --------            -------
Increase (decrease) in net
  assets resulting from
  operations                             55             3,369               (610)             (140)               569
                                    -------          --------          ---------          --------            -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments            --                --                 --                --                 --
   Administrative charges                (6)              (69)               (30)              (20)               (12)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                   (1)             (216)          (107,390)               --                (22)
   Mortality reserve transfers           --                --                 --                --                 --
   Contract withdrawals                  --                --                 --                --                 --
   Surrender charges                     --                --                 --                --                 --
   Death benefits                        --                --                 --           (17,708)                --
   Annuity payments                      --                --                 --                --                 --
                                    -------          --------          ---------          --------            -------
Increase (decrease) in net
  assets resulting from
  principal transactions                 (7)             (285)          (107,420)          (17,728)               (34)
                                    -------          --------          ---------          --------            -------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                             48             3,084           (108,030)          (17,868)               535

NET ASSETS:
   Beginning of year                  5,493            67,220            108,030            29,485             33,471
                                    -------          --------          ---------          --------            -------
   End of year                      $ 5,541          $ 70,304          $      --          $ 11,617            $34,006
                                    =======          ========          =========          ========            =======

                            See accompanying notes.

                                   VA A - 13

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                       Sub-accounts
                                ------------------------------------------------------------------------------------------
                                  Delaware VIP                                                             Fidelity VIP
                                 Smid Cap Growth   Delaware VIP    Dreyfus Stock    Fidelity VIP Asset      Contrafund
                                Series - Standard Value Series - Index Fund, Inc. - Manager Portfolio - Portfolio - Initial
                                      Class       Standard Class   Initial Shares      Initial Class           Class
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                         $ (3,297)       $   4,077        $   3,148           $    487            $  (1,120)
   Net realized gain (loss)
     on investments                    2,721            2,269           13,300                454               25,968
   Capital gain distributions
     from mutual funds                17,394               --           25,796              2,191                   --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                      12,269           43,600           29,336             26,597               20,198
                                    --------        ---------        ---------           --------            ---------
Increase (decrease) in net
  assets resulting from
  operations                          29,087           49,946           71,580             29,729               45,046
                                    --------        ---------        ---------           --------            ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments             --               --               --                 --                   --
   Administrative charges               (214)            (246)            (569)              (213)                (514)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                    --           12,994                1                 --              (73,258)
   Mortality reserve transfers            --           (9,328)            (627)                --                   --
   Contract withdrawals              (22,902)         (19,884)         (26,024)            (2,776)             (22,709)
   Surrender charges                      --               --               --                 --                   --
   Death benefits                         --               --          (41,156)                --              (38,148)
   Annuity payments                       --             (747)            (138)                --                   --
                                    --------        ---------        ---------           --------            ---------
Increase (decrease) in net
  assets resulting from
  principal transactions             (23,116)         (17,211)         (68,513)            (2,989)            (134,629)
                                    --------        ---------        ---------           --------            ---------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                           5,971           32,735            3,067             26,740              (89,583)
NET ASSETS:
   Beginning of year                 312,115          380,210          504,196            273,968              307,406
                                    --------        ---------        ---------           --------            ---------
   End of year                      $318,086        $ 412,945        $ 507,263           $300,708            $ 217,823
                                    ========        =========        =========           ========            =========
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                         $   (882)       $   4,697        $   2,348           $  1,633            $  (1,215)
   Net realized gain (loss)
     on investments                   10,618           11,975          (12,772)           (13,566)             (13,130)
   Capital gain distributions
     from mutual funds                 9,414               --            4,252              1,377                   --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       3,230           19,215           12,866               (570)               1,955
                                    --------        ---------        ---------           --------            ---------
Increase (decrease) in net
  assets resulting from
  operations                          22,380           35,887            6,694            (11,126)             (12,390)
                                    --------        ---------        ---------           --------            ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments             --               --               --                 --                   --
   Administrative charges               (245)            (381)            (715)              (268)                (568)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                    --                1          (22,485)                (1)                   9
   Mortality reserve transfers            --               --              772                 --                   --
   Contract withdrawals              (28,396)        (114,563)        (130,476)            (5,680)              (5,468)
   Surrender charges                      --               --               --                 --                  (14)
   Death benefits                         --          (63,803)              --                 --                   --
   Annuity payments                       --               --             (126)                --                   --
                                    --------        ---------        ---------           --------            ---------
Increase (decrease) in net
  assets resulting from
  principal transactions             (28,641)        (178,746)        (153,030)            (5,949)              (6,041)
                                    --------        ---------        ---------           --------            ---------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (6,261)        (142,859)        (146,336)           (17,075)             (18,431)

NET ASSETS:
   Beginning of year                 318,376          523,069          650,532            291,043              325,837
                                    --------        ---------        ---------           --------            ---------
   End of year                      $312,115        $ 380,210        $ 504,196           $273,968            $ 307,406
                                    ========        =========        =========           ========            =========

                            See accompanying notes.

                                   VA A - 14

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                        Sub-accounts
                                -------------------------------------------------------------------------------------------
                                                                        Fidelity VIP
                                   Fidelity VIP    Fidelity VIP High  Investment Grade Fidelity VIP Money Fidelity VIP Money
                                Growth Portfolio - Income Portfolio - Bond Portfolio - Market Portfolio - Market Portfolio -
                                  Initial Class      Initial Class     Initial Class    Service Class 2     Initial Class
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                         $  (5,977)          $  7,793          $    376         $   (8,569)        $  (11,871)
   Net realized gain (loss)
     on investments                    31,219                161              (219)                --                 --
   Capital gain distributions
     from mutual funds                     --                 --               864                 --                 --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       66,640             12,555                91                 --                 --
                                    ---------           --------          --------         ----------         ----------
Increase (decrease) in net
  assets resulting from
  operations                           91,882             20,509             1,112             (8,569)           (11,871)
                                    ---------           --------          --------         ----------         ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments              --                 --                --                 --                 --
   Administrative charges                (710)              (106)              (72)            (1,050)            (1,112)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                     --                  1            12,107          1,054,460          1,071,225
   Mortality reserve transfers         (1,418)                --                --                 --            (41,414)
   Contract withdrawals               (65,161)            (2,066)          (12,781)          (283,323)          (157,927)
   Surrender charges                       --                 --                --                 --                 --
   Death benefits                     (94,156)                --                --             (3,056)          (133,306)
   Annuity payments                      (135)                --                --             (2,893)            (4,032)
                                    ---------           --------          --------         ----------         ----------
Increase (decrease) in net
  assets resulting from
  principal transactions             (161,580)            (2,171)             (746)           764,138            733,434
                                    ---------           --------          --------         ----------         ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (69,698)            18,338               366            755,569            721,563

NET ASSETS:
   Beginning of year                  687,059            163,419            32,320                 --            372,691
                                    ---------           --------          --------         ----------         ----------
   End of year                      $ 617,361           $181,757          $ 32,686         $  755,569         $1,094,254
                                    =========           ========          ========         ==========         ==========
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                         $  (8,071)          $  9,304          $    281                            $   (4,119)
   Net realized gain (loss)
     on investments                    (5,464)            (8,574)             (499)                                   --
   Capital gain distributions
     from mutual funds                  2,623                 --             1,337                                    --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                        3,339              2,729             2,022                                    --
                                    ---------           --------          --------         ----------         ----------
Increase (decrease) in net
  assets resulting from
  operations                           (7,573)             3,459             3,141                                (4,119)
                                    ---------           --------          --------         ----------         ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments              --                 --                --                                    --
   Administrative charges                (864)              (130)              (95)                                 (283)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                 (8,698)            39,330             3,407                               110,795
   Mortality reserve transfers           (391)                --                --                                    --
   Contract withdrawals               (67,479)            (1,185)          (32,021)                               (3,054)
   Surrender charges                       (9)                --                --                                    --
   Death benefits                          --                 --                --                                    --
   Annuity payments                      (125)                --                --                                    --
                                    ---------           --------          --------         ----------         ----------
Increase (decrease) in net
  assets resulting from
  principal transactions              (77,566)            38,015           (28,709)                              107,458
                                    ---------           --------          --------         ----------         ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (85,139)            41,474           (25,568)                              103,339
NET ASSETS:
   Beginning of year                  772,198            121,945            57,888                               269,352
                                    ---------           --------          --------         ----------         ----------
   End of year                      $ 687,059           $163,419          $ 32,320                            $  372,691
                                    =========           ========          ========         ==========         ==========

                            See accompanying notes.

                                   VA A - 15

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                      Sub-accounts
                                ----------------------------------------------------------------------------------------
                                                                                                           Lincoln VIP
                                                                                         Invesco Van        Delaware
                                   Fidelity VIP                          Invesco V.I.    Kampen V.I.       Foundation
                                     Overseas       Invesco V.I. Capital International     American         Moderate
                                Portfolio - Initial Appreciation Fund -  Growth Fund - Franchise Fund - Allocation Fund -
                                       Class              Series I         Series I        Series I      Standard Class
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                           $   203            $    (560)        $    (80)       $   (833)         $   91
   Net realized gain (loss)
     on investments                        53               21,618            2,915          (1,873)             10
   Capital gain distributions
     from mutual funds                    114                   --               --              --              11
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                        5,275               (3,794)          10,622          (1,611)            637
                                      -------            ---------         --------        --------          ------
Increase (decrease) in net
  assets resulting from
  operations                            5,645               17,264           13,457          (4,317)            749
                                      -------            ---------         --------        --------          ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments              --                   --               --              --              --
   Administrative charges                 (22)                 (94)            (211)            (38)             (2)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                     (1)            (116,006)              (1)        115,214              (1)
   Mortality reserve transfers             --                   --               --              --              --
   Contract withdrawals                    --                   --          (21,644)        (11,271)             --
   Surrender charges                       --                   --               --              --              --
   Death benefits                          --              (15,636)              --         (13,653)             --
   Annuity payments                        --                   --               --              --              --
                                      -------            ---------         --------        --------          ------
Increase (decrease) in net
  assets resulting from
  principal transactions                  (23)            (131,736)         (21,856)         90,252              (3)
                                      -------            ---------         --------        --------          ------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                            5,622             (114,472)          (8,399)         85,935             746
NET ASSETS:
   Beginning of year                   29,627              114,472          110,068              --           7,544
                                      -------            ---------         --------        --------          ------
   End of year                        $35,249            $      --         $101,669        $ 85,935          $8,290
                                      =======            =========         ========        ========          ======
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                           $     6            $  (1,561)        $    140                          $   98
   Net realized gain (loss)
     on investments                    (5,465)              (8,486)         (10,105)                           (337)
   Capital gain distributions
     from mutual funds                     65                   --               --                              --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       (1,248)              (1,546)             295                             165
                                      -------            ---------         --------        --------          ------
Increase (decrease) in net
  assets resulting from
  operations                           (6,642)             (11,593)          (9,670)                            (74)
                                      -------            ---------         --------        --------          ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments              --                   --               --                              --
   Administrative charges                 (24)                (157)            (259)                             (2)
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                     (3)                 (15)         (12,609)                             (1)
   Mortality reserve transfers             --                   --               --                              --
   Contract withdrawals                    --               (3,394)          (8,034)                             --
   Surrender charges                       --                   (8)              --                              --
   Death benefits                          --                   --               --                              --
   Annuity payments                        --                   --               --                              --
                                      -------            ---------         --------        --------          ------
Increase (decrease) in net
  assets resulting from
  principal transactions                  (27)              (3,574)         (20,902)                             (3)
                                      -------            ---------         --------        --------          ------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                           (6,669)             (15,167)         (30,572)                            (77)
NET ASSETS:
   Beginning of year                   36,296              129,639          140,640                           7,621
                                      -------            ---------         --------        --------          ------
   End of year                        $29,627            $ 114,472         $110,068                          $7,544
                                      =======            =========         ========        ========          ======

                            See accompanying notes.

                                   VA A - 16

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                    Sub-accounts
                                -----------------------------------------------------------------------------------
                                                      Van Eck VIP
                                    Van Eck VIP       Global Hard     Vanguard                   Vanguard Inflation-
                                  Emerging Markets   Assets Fund - Dividend Growth Vanguard GNMA      Protected
                                Fund - Initial Class Initial Class      Fund           Fund        Securities Fund
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                           $   (175)        $   (378)       $   494        $    6           $   856
   Net realized gain (loss)
     on investments                         24               (1)           349            --               406
   Capital gain distributions
     from mutual funds                      --            4,049             --            15               495
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                         3,206           (2,742)         1,866           (17)              955
                                      --------         --------        -------        ------           -------
Increase (decrease) in net
  assets resulting from
  operations                             3,055              928          2,709             4             2,712
                                      --------         --------        -------        ------           -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments               --               --             --            --                --
   Administrative charges                  (17)             (22)            --            --                --
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                      (1)              --             (6)        1,800              (130)
   Mortality reserve transfers              --               --            372            (1)            4,555
   Contract withdrawals                     --               --             --            --                --
   Surrender charges                        --               --             --            --                --
   Death benefits                           --               --             --            --                --
   Annuity payments                         --               --         (2,043)           --            (4,623)
                                      --------         --------        -------        ------           -------
Increase (decrease) in net
  assets resulting from
  principal transactions                   (18)             (22)        (1,677)        1,799              (198)
                                      --------         --------        -------        ------           -------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                             3,037              906          1,032         1,803             2,514
NET ASSETS:
   Beginning of year                    10,918           47,700         28,136            --            41,600
                                      --------         --------        -------        ------           -------
   End of year                        $ 13,955         $ 48,606        $29,168        $1,803           $44,114
                                      ========         ========        =======        ======           =======
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                           $      1         $   (125)       $   430                         $ 1,470
   Net realized gain (loss)
     on investments                     (3,733)          (8,211)           165                             102
   Capital gain distributions
     from mutual funds                      --              698             --                              52
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                          (416)          (2,547)         1,780                           3,318
                                      --------         --------        -------        ------           -------
Increase (decrease) in net
  assets resulting from
  operations                            (4,148)         (10,185)         2,375                           4,942
                                      --------         --------        -------        ------           -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments               --               --             --                              --
   Administrative charges                  (20)             (25)            --                              --
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                  (6,257)             (12)            (2)                             (1)
   Mortality reserve transfers              --               --             --                              --
   Contract withdrawals                     --               --             --                              --
   Surrender charges                        --               --             --                              --
   Death benefits                           --               --             --                              --
   Annuity payments                         --               --         (1,903)                         (4,424)
                                      --------         --------        -------        ------           -------
Increase (decrease) in net
  assets resulting from
  principal transactions                (6,277)             (37)        (1,905)                         (4,425)
                                      --------         --------        -------        ------           -------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                           (10,425)         (10,222)           470                             517
NET ASSETS:
   Beginning of year                    21,343           57,922         27,666                          41,083
                                      --------         --------        -------        ------           -------
   End of year                        $ 10,918         $ 47,700        $28,136                         $41,600
                                      ========         ========        =======        ======           =======

                            See accompanying notes.

                                   VA A - 17

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                 Sub-accounts
                                -----------------------------------------------------------------------------
                                  Vanguard                       Vanguard VIF    Vanguard VIF    Vanguard VIF
                                LifeStrategy    Vanguard VIF    Capital Growth Diversified Value Equity Income
                                Income Fund  Balanced Portfolio   Portfolio        Portfolio       Portfolio
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                       $   619         $  9,036        $      12        $    757        $  1,548
   Net realized gain (loss)
     on investments                   136            5,628               (7)          1,622           6,104
   Capital gain distributions
     from mutual funds              1,216               --               51              --              --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       82           31,172              449           3,445           1,300
                                  -------         --------        ---------        --------        --------
Increase (decrease) in net
  assets resulting from
  operations                        2,053           45,836              505           5,824           8,952
                                  -------         --------        ---------        --------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments          --               --               --              --              --
   Administrative charges              --               --               --              --              --
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option               (139)              80                4          18,922          (1,224)
   Mortality reserve transfers      2,977           21,586            1,214           1,730           2,848
   Contract withdrawals                --               --               --              --              --
   Surrender charges                   --               --               --              --              --
   Death benefits                      --               --               --              --              --
   Annuity payments                (3,849)         (43,038)            (550)        (10,161)        (13,092)
                                  -------         --------        ---------        --------        --------
Increase (decrease) in net
  assets resulting from
  principal transactions           (1,011)         (21,372)             668          10,491         (11,468)
                                  -------         --------        ---------        --------        --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                        1,042           24,464            1,173          16,315          (2,516)

NET ASSETS:
   Beginning of year               34,064          383,421            3,287          21,503          59,335
                                  -------         --------        ---------        --------        --------
   End of year                    $35,106         $407,885        $   4,460        $ 37,818        $ 56,819
                                  =======         ========        =========        ========        ========
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                       $   678         $  4,675        $  (1,297)       $    400        $  1,044
   Net realized gain (loss)
     on investments                    38            1,421         (201,051)            517             862
   Capital gain distributions
     from mutual funds                223               --               97              --              --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                      198            4,914             (469)            (48)          3,173
                                  -------         --------        ---------        --------        --------
Increase (decrease) in net
  assets resulting from
  operations                        1,137           11,010         (202,720)            869           5,079
                                  -------         --------        ---------        --------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments          --               --               --              --              --
   Administrative charges              --               --               --              --              --
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option                  2          174,963          215,726              (1)          8,837
   Mortality reserve transfers         --               --               --              --              --
   Contract withdrawals                --               --               --              --              --
   Surrender charges                   --               --               --              --              --
   Death benefits                      --               --               --              --              --
   Annuity payments                (3,843)         (29,082)         (13,586)         (7,292)        (10,486)
                                  -------         --------        ---------        --------        --------
Increase (decrease) in net
  assets resulting from
  principal transactions           (3,841)         145,881          202,140          (7,293)         (1,649)
                                  -------         --------        ---------        --------        --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                       (2,704)         156,891             (580)         (6,424)          3,430

NET ASSETS:
   Beginning of year               36,768          226,530            3,867          27,927          55,905
                                  -------         --------        ---------        --------        --------
   End of year                    $34,064         $383,421        $   3,287        $ 21,503        $ 59,335
                                  =======         ========        =========        ========        ========

                            See accompanying notes.

                                   VA A - 18

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                              Sub-accounts
                                -----------------------------------------------------------------------
                                Vanguard VIF Vanguard VIF  Vanguard VIF  Vanguard VIF  Vanguard VIF Mid-
                                Equity Index    Growth      High Yield   International     Cap Index
                                 Portfolio    Portfolio   Bond Portfolio   Portfolio       Portfolio
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                       $   (41)     $   (50)    $      (575)    $     424       $      78
   Net realized gain (loss)
     on investments                  (350)          (9)        256,376        (4,121)         (2,900)
   Capital gain distributions
     from mutual funds                 --           --              --            --             389
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                    1,007        2,102        (160,723)        8,866           4,599
                                  -------      -------     -----------     ---------       ---------
Increase (decrease) in net
  assets resulting from
  operations                          616        2,043          95,078         5,169           2,166
                                  -------      -------     -----------     ---------       ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments          --           --              --            --              --
   Administrative charges              --           --              --            --              --
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option             12,066        8,960          23,541       (15,074)        (21,748)
   Mortality reserve transfers      1,140        1,763             773         1,515           1,142
   Contract withdrawals                --           --              --            --              --
   Surrender charges                   --           --              --            --              --
   Death benefits                      --           --              --            --              --
   Annuity payments                (1,030)      (1,936)     (3,573,941)       (4,210)         (5,631)
                                  -------      -------     -----------     ---------       ---------
Increase (decrease) in net
  assets resulting from
  principal transactions           12,176        8,787      (3,549,627)      (17,769)        (26,237)
                                  -------      -------     -----------     ---------       ---------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                       12,792       10,830      (3,454,549)      (12,600)        (24,071)

NET ASSETS:
   Beginning of year                7,519       17,309       3,474,321        43,195          35,024
                                  -------      -------     -----------     ---------       ---------
   End of year                    $20,311      $28,139     $    19,772     $  30,595       $  10,953
                                  =======      =======     ===========     =========       =========
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                       $   178      $   (14)    $    (3,251)    $    (448)      $    (982)
   Net realized gain (loss)
     on investments                  (144)          56           1,909      (224,143)       (258,070)
   Capital gain distributions
     from mutual funds                456           --              --            --              --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                     (492)      (1,287)        161,749       (12,850)         (7,150)
                                  -------      -------     -----------     ---------       ---------
Increase (decrease) in net
  assets resulting from
  operations                           (2)      (1,245)        160,407      (237,441)       (266,202)
                                  -------      -------     -----------     ---------       ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments          --           --              --            --              --
   Administrative charges              --           --              --            --              --
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option              8,710       12,282       3,333,500       252,471         278,795
   Mortality reserve transfers         --           --              --            --              --
   Contract withdrawals                --           --              --            --              --
   Surrender charges                   --           --              --            --              --
   Death benefits                      --           --              --            --              --
   Annuity payments                (1,189)      (1,377)        (49,080)      (20,155)        (20,677)
                                  -------      -------     -----------     ---------       ---------
Increase (decrease) in net
  assets resulting from
  principal transactions            7,521       10,905       3,284,420       232,316         258,118
                                  -------      -------     -----------     ---------       ---------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                        7,519        9,660       3,444,827        (5,125)         (8,084)

NET ASSETS:
   Beginning of year                   --        7,649          29,494        48,320          43,108
                                  -------      -------     -----------     ---------       ---------
   End of year                    $ 7,519      $17,309     $ 3,474,321     $  43,195       $  35,024
                                  =======      =======     ===========     =========       =========

                            See accompanying notes.

                                   VA A - 19

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                Sub-accounts
                                ----------------------------------------------------------------------------
                                                            Vanguard VIF
                                Vanguard VIF Vanguard VIF    Short-Term      Vanguard VIF     Vanguard VIF
                                Money Market  REIT Index  Investment-Grade  Small Company   Total Bond Market
                                 Portfolio    Portfolio      Portfolio     Growth Portfolio  Index Portfolio
FOR THE YEAR ENDED
  DECEMBER 31, 2012

OPERATIONS:
   Net investment income
     (loss)                     $       (38)   $   479        $    191        $     (30)        $  3,192
   Net realized gain (loss)
     on investments                      --        770             (84)          (2,833)             607
   Capital gain distributions
     from mutual funds                   --      1,151              --              174            1,285
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                         --      2,930             282            4,071             (240)
                                -----------    -------        --------        ---------         --------
Increase (decrease) in net
  assets resulting from
  operations                            (38)     5,330             389            1,382            4,844
                                -----------    -------        --------        ---------         --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments        20,000         --              --               --               --
   Administrative charges                --         --              --               --               --
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option              (19,993)     3,119           1,809          (25,974)           2,641
   Mortality reserve transfers          514      2,713           1,384              750            1,945
   Contract withdrawals                  --         --              --               --               --
   Surrender charges                     --         --              --               --               --
   Death benefits                        --         --              --               --               --
   Annuity payments                  (2,130)    (3,821)         (3,945)          (1,088)         (18,843)
                                -----------    -------        --------        ---------         --------
Increase (decrease) in net
  assets resulting from
  principal transactions             (1,609)     2,011            (752)         (26,312)         (14,257)
                                -----------    -------        --------        ---------         --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                         (1,647)     7,341            (363)         (24,930)          (9,413)

NET ASSETS:
   Beginning of year                  9,598     28,581          10,171           34,146          118,827
                                -----------    -------        --------        ---------         --------
   End of year                  $     7,951    $35,922        $  9,808        $   9,216         $109,414
                                ===========    =======        ========        =========         ========
FOR THE YEAR ENDED
  DECEMBER 31, 2011

OPERATIONS:
   Net investment income
     (loss)                     $    (2,312)   $   326        $    369        $  (4,500)        $  3,542
   Net realized gain (loss)
     on investments                      --        373             (75)        (256,081)            (457)
   Capital gain distributions
     from mutual funds                   --        332             124               --            1,139
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                         --        917            (194)          (6,403)           4,157
                                -----------    -------        --------        ---------         --------
Increase (decrease) in net
  assets resulting from
  operations                         (2,312)     1,948             224         (266,984)           8,381
                                -----------    -------        --------        ---------         --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments     4,675,000         --              --               --               --
   Administrative charges                --         --              --               --               --
   Net transfers from (to)
     other Sub-accounts or
     fixed rate option           (4,653,492)      (228)        (12,996)         321,145          (19,125)
   Mortality reserve transfers           --         --              --               --               --
   Contract withdrawals                  --         --              --               --               --
   Surrender charges                     --         --              --               --               --
   Death benefits                        --         --              --               --               --
   Annuity payments                 (21,479)    (3,017)         (4,159)         (57,192)         (17,105)
                                -----------    -------        --------        ---------         --------
Increase (decrease) in net
  assets resulting from
  principal transactions                 29     (3,245)        (17,155)         263,953          (36,230)
                                -----------    -------        --------        ---------         --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                         (2,283)    (1,297)        (16,931)          (3,031)         (27,849)

NET ASSETS:
   Beginning of year                 11,881     29,878          27,102           37,177          146,676
                                -----------    -------        --------        ---------         --------
   End of year                  $     9,598    $28,581        $ 10,171        $  34,146         $118,827
                                ===========    =======        ========        =========         ========

                            See accompanying notes.

                                   VA A - 20

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                Sub-accounts
                                                             ------------------
                                                                Vanguard VIF
                                                             Total Stock Market
                                                              Index Portfolio
 FOR THE YEAR ENDED DECEMBER 31, 2012

 OPERATIONS:
    Net investment income (loss)                                  $    738
    Net realized gain (loss) on investments                          1,222
    Capital gain distributions from mutual funds                     4,877
    Net change in unrealized appreciation (depreciation) of
      investments                                                    5,432
                                                                  --------
 Increase (decrease) in net assets resulting from operations        12,269
                                                                  --------
 PRINCIPAL TRANSACTIONS:
    Contract purchase payments                                          --
    Administrative charges                                              --
    Net transfers from (to) other Sub-accounts or fixed
      rate option                                                   20,032
    Mortality reserve transfers                                     22,102
    Contract withdrawals                                                --
    Surrender charges                                                   --
    Death benefits                                                      --
    Annuity payments                                               (11,748)
                                                                  --------
 Increase (decrease) in net assets resulting from principal
   transactions                                                     30,386
                                                                  --------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                            42,655

 NET ASSETS:
    Beginning of year                                               81,573
                                                                  --------
    End of year                                                   $124,228
                                                                  ========
 FOR THE YEAR ENDED DECEMBER 31, 2011

 OPERATIONS:
    Net investment income (loss)                                  $    830
    Net realized gain (loss) on investments                            734
    Capital gain distributions from mutual funds                     2,771
    Net change in unrealized appreciation (depreciation) of
      investments                                                   (4,275)
                                                                  --------
 Increase (decrease) in net assets resulting from operations            60
                                                                  --------
 PRINCIPAL TRANSACTIONS:
    Contract purchase payments                                          --
    Administrative charges                                              --
    Net transfers from (to) other Sub-accounts or fixed
      rate option                                                   11,759
    Mortality reserve transfers                                         --
    Contract withdrawals                                                --
    Surrender charges                                                   --
    Death benefits                                                      --
    Annuity payments                                               (11,546)
                                                                  --------
 Increase (decrease) in net assets resulting from principal
   transactions                                                        213
                                                                  --------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                               273

 NET ASSETS:
    Beginning of year                                               81,300
                                                                  --------
    End of year                                                   $ 81,573
                                                                  ========

                            See accompanying notes.

                                   VA A - 21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Separate Account USL A, formerly Variable Account A (the "Account") was established by American International Life Assurance Company of New York ("AI Life") on June 5, 1986, to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by AI Life. New contracts for the following product are available for sale by the Account: Vanguard Group Immediate Variable Annuity ("Vanguard SPIA"). New contracts for the following products are no longer available for sale by the Account: Group Immediate Variable Annuity ("GIVA"), Ovation, Ovation Plus, Ovation Advisor, Gallery, The Variable Annuity, Paradigm, Trilogy, and Profile. On December 31, 2010, American International Life Assurance Company of New York merged into an affiliate company, The United States Life Insurance Company in the City of New York (the "Company"). The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

As a result of the merger, the Company became the depositor of the Account, and its assets are the property of the Company. The Company is now responsible for all life assurance contracts funded through the Account. The rights of the contract owners were not affected by the merger.

The Account is divided into "Sub-accounts" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Sub-accounts are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (3)
             Invesco V.I. Capital Appreciation Fund - Series I (4) Invesco V.I. International Growth Fund - Series I (5)
          Invesco Van Kampen V.I. American Franchise Fund - Series I

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCEBERNSTEIN"):
        AllianceBernstein Balanced Wealth Strategy Portfolio - Class A
         AllianceBernstein Global Thematic Growth Portfolio - Class A AllianceBernstein Global Thematic Growth Portfolio - Class B
            AllianceBernstein Growth and Income Portfolio - Class A AllianceBernstein Growth and Income Portfolio - Class B
                 AllianceBernstein Growth Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class B
            AllianceBernstein Intermediate Bond Portfolio - Class A
            AllianceBernstein Intermediate Bond Portfolio - Class B
          AllianceBernstein International Growth Portfolio - Class A
           AllianceBernstein International Value Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class B
              AllianceBernstein Money Market Portfolio - Class A
              AllianceBernstein Money Market Portfolio - Class B
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A
           AllianceBernstein Small/Mid Cap Value Portfolio - Class A
                  AllianceBernstein Value Portfolio - Class B

             BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"):
                   BlackRock Basic Value V.I. Fund - Class I
              BlackRock Equity Dividend V.I. Fund - Class I (10)
                BlackRock Global Allocation V.I. Fund - Class I
            BlackRock Global Opportunities V.I. Fund - Class I (6)
                   BlackRock High Income V.I. Fund - Class I
             BlackRock International Value V.I. Fund - Class I (1)
                 BlackRock Large Cap Core V.I. Fund - Class I
              BlackRock Large Cap Growth V.I. Fund - Class I (1)
                BlackRock Money Market V.I. Fund - Class I (1)

                                   VA A - 22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED


       BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"): - CONTINUED
                  BlackRock Total Return V.I. Fund - Class I
             BlackRock Value Opportunities V.I. Fund - Class I (1)

                     DELAWARE VIP TRUST ("DELAWARE VIP"):
            Delaware VIP Cash Reserve Series - Standard Class (11)
                Delaware VIP High Yield Series - Standard Class
     Delaware VIP Limited-Term Diversified Income Series - Standard Class
           Delaware VIP Smid Cap Growth Series - Standard Class (2)
                  Delaware VIP Value Series - Standard Class

                DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

           FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

          LINCOLN VARIABLE INSURANCE PRODUCTS TRUST ("LINCOLN VIP"):
   Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class

                      VAN ECK VIP TRUST ("VAN ECK"): (7)
             Van Eck VIP Emerging Markets Fund - Initial Class (8)
            Van Eck VIP Global Hard Assets Fund - Initial Class (9)

                    THE VANGUARD GROUP(R) ("VANGUARD(R)"):
                        Vanguard(R) 500 Index Fund (1)
                       Vanguard(R) Dividend Growth Fund
                           Vanguard(R) GNMA Fund (1)
                       Vanguard(R) Health Care Fund (1)
                Vanguard(R) Inflation-Protected Securities Fund
           Vanguard(R) LifeStrategy(R) Conservative Growth Fund (1)
                  Vanguard(R) LifeStrategy(R) Growth Fund (1)
                    Vanguard(R) LifeStrategy(R) Income Fund
             Vanguard(R) LifeStrategy(R) Moderate Growth Fund (1)
                    Vanguard(R) Prime Money Market Fund (1)
                  Vanguard(R) Small-Cap Growth Index Fund (1)
                  Vanguard(R) Small-Cap Value Index Fund (1)
                 Vanguard(R) Total Bond Market Index Fund (1)
             Vanguard(R) Total International Stock Index Fund (1)
                       Vanguard(R) U.S. Growth Fund (1)
                      Vanguard(R) Wellington(TM) Fund (1)
                       Vanguard(R) Windsor(TM) Fund (1)

             VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD VIF"):
                      Vanguard(R) VIF Balanced Portfolio
                   Vanguard(R) VIF Capital Growth Portfolio
                  Vanguard(R) VIF Diversified Value Portfolio
                    Vanguard(R) VIF Equity Income Portfolio
                    Vanguard(R) VIF Equity Index Portfolio
                       Vanguard(R) VIF Growth Portfolio
                   Vanguard(R) VIF High Yield Bond Portfolio
                    Vanguard(R) VIF International Portfolio

                                   VA A - 23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED


       VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD VIF"): - CONTINUED
                    Vanguard(R) VIF Mid-Cap Index Portfolio
                    Vanguard(R) VIF Money Market Portfolio
                     Vanguard(R) VIF REIT Index Portfolio
             Vanguard(R) VIF Short-Term Investment-Grade Portfolio
                Vanguard(R) VIF Small Company Growth Portfolio
               Vanguard(R) VIF Total Bond Market Index Portfolio
              Vanguard(R) VIF Total Stock Market Index Portfolio

(1)Sub-accounts had no activity in current year.
(2)Effective March 22, 2010, Delaware VIP Growth Opportunities Series -
   Standard Class changed its name to Delaware VIP Smid Cap Growth Series - Standard Class.
(3)Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
(4)Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I changed its name to Invesco V.I. Capital Appreciation Fund - Series I.
(5)Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
(6)Effective May 1, 2010, BlackRock Global Growth V.I. Fund - Class I changed its name to BlackRock Global Opportunities V.I. Fund - Class I.
(7)Effective May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.
(8)Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class.
(9)Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class.
(10)Effective October 1, 2010, BlackRock Utilities and Telecommunications V.I. Fund - Class I changed its name to BlackRock Equity Dividend V.I. Fund - Class I.
(11)Effective June 24, 2011, Delaware VIP Cash Reserve Series - Standard Class was closed and liquidated.
(12)Effective April 30, 2012, Invesco Van Kampen V.I. Capital Growth Fund-Series I changed its name to Invesco Van Kampen V.I. American Franchise Fund

In addition to the Sub-accounts above, contract owners may allocate contract funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.


                                   VA A - 24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED


SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

ANNUITY RESERVES - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 5.0% for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to the Company. If there are transfers between the Company and the Account they will be disclosed as mortality reserve transfers in the Statements of Changes in Net Assets under principal transactions.

Annuity reserves are calculated according to either the 1983(a) Individual Mortality Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most Account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

                                   VA A - 25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 3 - FAIR VALUE MEASUREMENTS - CONTINUED


Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Account assets measured at fair value as of December 31, 2012 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2012, and respective hierarchy levels. As all assets of the Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2012, is presented.

NOTE 4 - CONTRACT CHARGES

PREMIUM TAXES - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset values of the Sub-accounts. A summary of the charges by contract follows:

                  MORTALITY AND EXPENSE RISK
                  AND ADMINISTRATIVE CHARGES
CONTRACTS            MAXIMUM ANNUAL RATE
---------         --------------------------
Gallery                      1.40%
Ovation                      1.40%
Ovation Advisor              1.40%
Ovation Plus                 1.40%
Paradigm                     1.40%
Profile                      1.40%
GIVA                         1.25%
Trilogy                      1.40%
Vanguard SPIA                0.52%
Variable Annuity             1.40%

ACCIDENTAL DEATH BENEFIT CHARGES - Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts. These charges are included as part of the mortality and expense risk and administrative charges line in the Statements of Operations.

ANNUAL ADMINISTRATIVE FEE - An annual administrative expense charge of $30 may be assessed against each contract on its anniversary date. The annual administrative expense is paid by redemption of units outstanding. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge. Annual fees are included with administrative charges in the Statements of Changes in Net Assets under principal transactions.

DISTRIBUTION CHARGES - Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. Distribution charges are included as part of the administrative charges line in the Statements of Changes in Net Assets under principal transactions.

                                   VA A - 26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - CONTRACT CHARGES - CONTINUED

DEATH BENEFIT RIDER CHARGES - The Annual Ratchet Plan is a death benefit rider. Daily charges for the Annual Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. The Annual Ratchet Plan charges are included as part of the administrative charges line in the Statements of Changes in Net Assets under principal transactions.

The Equity Assurance Plan is a death benefit rider. Daily charges for the Equity Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. The Equity Assurance Plan charges are included as part of the administrative charges line in the Statements of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - A $10 transfer fee for each transfer in excess of 12 during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from
(to) other sub-accounts or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - In the event that a contract owner withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a surrender charge. The surrender charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subject to surrender charges. For the Vanguard SPIA product, a partial withdrawal transaction charge may be assessed for each partial withdrawal. The surrender charges and partial withdrawals are paid by redemption of units outstanding. The surrender charges and partial withdrawals charges are included with surrender charges and contract withdrawals, respectively, in the Statements of Changes in Net Assets under principal transactions.

                                   VA A - 27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                        Cost of   Proceeds from
Sub-accounts                                           Purchases      Sales
-------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio
  - Class A                                            $  303,346  $1,285,504
AllianceBernstein Global Thematic Growth Portfolio -
  Class A                                                  13,815     667,379
AllianceBernstein Global Thematic Growth Portfolio -
  Class B                                                   6,923     101,257
AllianceBernstein Growth and Income Portfolio -
  Class A                                                 126,062   2,275,202
AllianceBernstein Growth and Income Portfolio -
  Class B                                                  77,409   1,051,006
AllianceBernstein Growth Portfolio - Class A               10,924   1,361,411
AllianceBernstein Growth Portfolio - Class B               14,349     483,948
AllianceBernstein Intermediate Bond Portfolio -
  Class A                                               1,393,202   3,995,930
AllianceBernstein Intermediate Bond Portfolio -
  Class B                                                      --      15,115
AllianceBernstein International Growth Portfolio -
  Class A                                                  84,912   1,340,691
AllianceBernstein International Value Portfolio -
  Class A                                                  29,869     158,379
AllianceBernstein Large Cap Growth Portfolio - Class A     25,101   1,330,329
AllianceBernstein Large Cap Growth Portfolio - Class B      8,135     307,554
AllianceBernstein Money Market Portfolio - Class A        451,265   1,772,980
AllianceBernstein Money Market Portfolio - Class B          4,883   1,493,342
AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                 218,189     578,014
AllianceBernstein Small Cap Growth Portfolio - Class A     86,639     371,427
AllianceBernstein Small/Mid Cap Value Portfolio -
  Class A                                                  86,705     552,702
AllianceBernstein Value Portfolio - Class B                34,388     421,771
BlackRock Basic Value V.I. Fund - Class I                      18      60,782
BlackRock Global Allocation V.I. Fund - Class I                --      97,316
BlackRock Global Opportunities V.I. Fund - Class I              8       4,300
BlackRock High Income V.I. Fund - Class I                  18,004      22,099
BlackRock Large Cap Core V.I. Fund - Class I                   13       5,107
BlackRock Total Return V.I. Fund - Class I                 28,814      71,650
Delaware VIP High Yield Series - Standard Class             1,078         164
Delaware VIP Limited-Term Diversified Income Series -
  Standard Class                                              841         443
Delaware VIP Smid Cap Growth Series - Standard Class       18,164      27,183
Delaware VIP Value Series - Standard Class                  9,140      12,947
Dreyfus Stock Index Fund, Inc. - Initial Shares            36,327      75,269
Fidelity VIP Asset Manager Portfolio - Initial Class        6,766       7,078
Fidelity VIP Contrafund Portfolio - Initial Class           2,890     138,638
Fidelity VIP Growth Portfolio - Initial Class               3,739     169,878
Fidelity VIP High Income Portfolio - Initial Class         10,228       4,607
Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class                                            13,725      13,231
Fidelity VIP Money Market Portfolio - Service Class 2   1,053,710     298,141
Fidelity VIP Money Market Portfolio - Initial Class     1,161,366     398,388
Fidelity VIP Overseas Portfolio - Initial Class               775         480
Invesco V.I. Capital Appreciation Fund - Series I              --     132,296
Invesco V.I. International Growth Fund - Series I           1,418      23,355
Invesco Van Kampen V.I. American Franchise Fund -
  Series I                                                115,212      25,794
Lincoln VIP Delaware Foundation Moderate Allocation
  Fund - Standard Class                                       201         102
Van Eck VIP Emerging Markets Fund - Initial Class              --         193
Van Eck VIP Global Hard Assets Fund - Initial Class         4,347         698
Vanguard Dividend Growth Fund                               1,002       2,189
Vanguard GNMA Fund                                          1,822           2
Vanguard Inflation-Protected Securities Fund                5,716       4,966
Vanguard LifeStrategy Income Fund                           4,802       4,159
Vanguard VIF Balanced Portfolio                            46,822      57,887
Vanguard VIF Capital Growth Portfolio                       1,197         571
Vanguard VIF Diversified Value Portfolio                   23,823      10,814
Vanguard VIF Equity Income Portfolio                       26,181      33,233
Vanguard VIF Equity Index Portfolio                        19,709       8,715

                                   VA A - 28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                      Cost of   Proceeds from
  Sub-accounts                                        Purchases   Sales
  ---------------------------------------------------------------------------
  Vanguard VIF Growth Portfolio                       $20,355   $   12,762
  Vanguard VIF High Yield Bond Portfolio               15,909    3,566,886
  Vanguard VIF International Portfolio                  3,795       20,640
  Vanguard VIF Mid-Cap Index Portfolio                  2,824       27,457
  Vanguard VIF Money Market Portfolio                  20,845       22,177
  Vanguard VIF REIT Index Portfolio                     8,788        5,232
  Vanguard VIF Short-Term Investment-Grade Portfolio    4,149        3,996
  Vanguard VIF Small Company Growth Portfolio             955       27,114
  Vanguard VIF Total Bond Market Index Portfolio       36,405       44,319
  Vanguard VIF Total Stock Market Index Portfolio      56,070       22,584

                                   VA A - 29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2012.

                                                            Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
--------------------------------------------------------------------------------------------------------------------------------
1   AllianceBernstein Balanced Wealth Strategy Portfolio -
    Class A                                                    42,172       (115,307)       76,515       (93,364)      (89,984)
1   AllianceBernstein Global Thematic Growth Portfolio -
    Class A                                                     9,103        (40,312)       19,543       (28,471)      (40,137)
4   AllianceBernstein Global Thematic Growth Portfolio -
    Class B                                                    12,018        (27,680)           --            --       (15,662)
1   AllianceBernstein Growth and Income Portfolio - Class A     5,694        (44,887)       31,634       (40,627)      (48,186)
3   AllianceBernstein Growth and Income Portfolio - Class A        --         (2,083)           --            --        (2,083)
4   AllianceBernstein Growth and Income Portfolio - Class B     4,689        (27,988)           --            --       (23,299)
1   AllianceBernstein Growth Portfolio - Class A                8,686        (49,138)       24,005       (30,957)      (47,404)
4   AllianceBernstein Growth Portfolio - Class B                2,888        (19,634)           --            --       (16,746)
1   AllianceBernstein Intermediate Bond Portfolio - Class A    63,227       (177,763)      230,763      (256,921)     (140,694)
3   AllianceBernstein Intermediate Bond Portfolio - Class A         1             (9)           --            --            (8)
4   AllianceBernstein Intermediate Bond Portfolio - Class B        --           (725)           --            --          (725)
1   AllianceBernstein International Growth Portfolio -
    Class A                                                    11,474        (50,855)       11,293       (14,804)      (42,892)
1   AllianceBernstein International Value Portfolio -
    Class A                                                     7,739        (17,050)           --            --        (9,311)
1   AllianceBernstein Large Cap Growth Portfolio - Class A      9,374        (41,234)       32,180       (39,331)      (39,011)
3   AllianceBernstein Large Cap Growth Portfolio - Class A         --             (6)           --            --            (6)
4   AllianceBernstein Large Cap Growth Portfolio - Class B     30,697        (67,086)           --            --       (36,389)
1   AllianceBernstein Money Market Portfolio - Class A             --        (95,283)       27,238       (32,645)     (100,690)
4   AllianceBernstein Money Market Portfolio - Class B             --       (116,205)           --            --      (116,205)
1   AllianceBernstein Real Estate Investment Portfolio -
    Class A                                                     4,750        (18,935)          680        (1,221)      (14,726)
1   AllianceBernstein Small Cap Growth Portfolio - Class A     15,451        (31,997)        5,609        (7,069)      (18,006)
1   AllianceBernstein Small/Mid Cap Value Portfolio -
    Class A                                                    10,306        (33,886)           --            --       (23,580)
4   AllianceBernstein Value Portfolio - Class B                13,566        (48,889)           --            --       (35,323)
1   BlackRock Basic Value V.I. Fund - Class I                      --         (3,178)           --            --        (3,178)
1   BlackRock Equity Dividend V.I. Fund - Class I                  --             --            --            --            --
1   BlackRock Global Allocation V.I. Fund - Class I                --         (4,611)           --            --        (4,611)
1   BlackRock Global Opportunities V.I. Fund - Class I             --           (371)           --            --          (371)
1   BlackRock High Income V.I. Fund - Class I                     761         (1,164)           --            --          (403)
1   BlackRock Large Cap Core V.I. Fund - Class I                   --           (299)           --            --          (299)
1   BlackRock Total Return V.I. Fund - Class I                  1,681         (4,338)           --            --        (2,657)
5   Delaware VIP Cash Reserve Series - Standard Class              --             --            --            --            --
5   Delaware VIP High Yield Series - Standard Class                --             --            --            --            --
5   Delaware VIP Limited-Term Diversified Income Series -
    Standard Class                                                 --             --            --            --            --
5   Delaware VIP Smid Cap Growth Series - Standard Class           --           (455)           --            --          (455)
5   Delaware VIP Value Series - Standard Class                     91             --           597          (863)         (175)
1   Dreyfus Stock Index Fund, Inc. - Initial Shares               134         (3,190)           14            (7)       (3,049)
1   Fidelity VIP Asset Manager Portfolio - Initial Class            3           (154)           --            --          (151)
1   Fidelity VIP Contrafund Portfolio - Initial Class               1         (5,784)           --            --        (5,783)
1   Fidelity VIP Growth Portfolio - Initial Class                 176         (8,686)           16            (9)       (8,503)
1   Fidelity VIP High Income Portfolio - Initial Class              2           (133)           --            --          (131)
1   Fidelity VIP Investment Grade Bond Portfolio - Initial
    Class                                                       1,145         (1,193)           --            --           (48)
1   Fidelity VIP Money Market Portfolio - Initial Class         5,587         (3,129)           --            --         2,458
    Fidelity VIP Money Market Portfolio - Initial Class       109,761        (23,973)        3,593        (4,554)       84,827
5   Fidelity VIP Money Market Portfolio - Initial Class            --        (10,741)           --            --       (10,741)
4   Fidelity VIP Money Market Portfolio - Service Class 2     107,673        (31,398)           --            --        76,275
1   Fidelity VIP Overseas Portfolio - Initial Class                --             (2)           --            --            (2)
1   Invesco Van Kampen V.I. American Franchise Fund -
    Series I                                                   11,838         (2,949)           --            --         8,889
1   Invesco V.I. Capital Appreciation Fund - Series I              --        (12,252)           --            --       (12,252)
1   Invesco V.I. International Growth Fund - Series I              --         (1,252)           --            --        (1,252)
5   Lincoln VIP Delaware Foundation Moderate Allocation
    Fund - Standard Class                                          --             --            --            --            --
1   Van Eck VIP Emerging Markets Fund - Initial Class              --             (1)           --            --            (1)
1   Van Eck VIP Global Hard Assets Fund - Initial Class             1             (1)           --            --            --
6   Vanguard Dividend Growth Fund                                  --             --            20          (131)         (111)
6   Vanguard Inflation-Protected Securities Fund                   --             --           259          (537)         (278)

                                   VA A - 30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                        Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                            Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
----------------------------------------------------------------------------------------------------------------------------
6   Vanguard LifeStrategy Income Fund                        --            --              193          (454)         (261)
6   Vanguard VIF Balanced Portfolio                          --            --            2,027        (4,365)       (2,338)
6   Vanguard VIF Capital Growth Portfolio                    --            --              823          (852)          (29)
6   Vanguard VIF Diversified Value Portfolio                 --            --            1,399          (801)          598
6   Vanguard GNMA Fund                                       --            --              117            --           117
6   Vanguard VIF Equity Income Portfolio                     --            --            1,453        (2,172)         (719)
6   Vanguard VIF Equity Index Portfolio                      --            --            1,268          (610)          658
6   Vanguard VIF Growth Portfolio                            --            --            1,393          (997)          396
6   Vanguard VIF High Yield Bond Portfolio                   --            --            4,768      (219,897)     (215,129)
6   Vanguard VIF International Portfolio                     --            --           50,300       (51,383)       (1,083)
6   Vanguard VIF Mid-Cap Index Portfolio                     --            --           54,001       (55,508)       (1,507)
6   Vanguard VIF Money Market Portfolio                      --            --          528,923      (529,108)         (185)
6   Vanguard VIF REIT Index Portfolio                        --            --              337          (353)          (16)
6   Vanguard VIF Short-Term Investment-Grade Portfolio       --            --              289          (450)         (161)
6   Vanguard VIF Small Company Growth Portfolio              --            --          317,115      (318,774)       (1,659)
6   Vanguard VIF Total Bond Market Index Portfolio           --            --            2,111        (3,132)       (1,021)
6   Vanguard VIF Total Stock Market Index Portfolio          --            --            3,076        (2,649)          427

FOOTNOTES

1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
3  Profile product.
4 Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
5  Variable Annuity product.
6  Vanguard SPIA product.

                                   VA A - 31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2011.

                                                          Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                              Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
------------------------------------------------------------------------------------------------------------------------------
1   AllianceBernstein Balanced Wealth Strategy
    Portfolio - Class A                                     358,024       (414,738)       1,399        (2,550)      (57,865)
1   AllianceBernstein Global Thematic Growth Portfolio
    - Class A                                               215,539       (254,910)           2           (66)      (39,435)
4   AllianceBernstein Global Thematic Growth Portfolio
    - Class B                                                85,384       (119,568)          --            --       (34,184)
1   AllianceBernstein Growth and Income Portfolio -
    Class A                                                 212,351       (244,552)       4,327        (8,201)      (36,075)
3   AllianceBernstein Growth and Income Portfolio -
    Class A                                                   2,144         (2,151)          --            --            (7)
4   AllianceBernstein Growth and Income Portfolio -
    Class B                                                 126,260       (144,938)         242          (443)      (18,879)
1   AllianceBernstein Growth Portfolio - Class A            175,095       (197,826)       2,716        (3,764)      (23,779)
4   AllianceBernstein Growth Portfolio - Class B             53,529        (63,806)          --            --       (10,277)
1   AllianceBernstein Intermediate Bond Portfolio -
    Class A                                                 490,821       (556,936)       1,158        (1,399)      (66,356)
3   AllianceBernstein Intermediate Bond Portfolio -
    Class A                                                     101           (110)          --            --            (9)
4   AllianceBernstein Intermediate Bond Portfolio -
    Class B                                                     725           (725)          --            --            --
1   AllianceBernstein International Growth Portfolio -
    Class A                                                 128,346       (155,415)       1,853           750       (24,466)
1   AllianceBernstein International Value Portfolio -
    Class A                                                  54,840        (70,129)          --            --       (15,289)
1   AllianceBernstein Large Cap Growth Portfolio -
    Class A                                                 187,426       (213,797)       3,168        (2,260)      (25,463)
3   AllianceBernstein Large Cap Growth Portfolio -
    Class A                                                      70            (76)          --            --            (6)
4   AllianceBernstein Large Cap Growth Portfolio -
    Class B                                                 187,591       (272,513)          --            --       (84,922)
1   AllianceBernstein Money Market Portfolio - Class A      153,092       (162,651)          --            --        (9,559)
4   AllianceBernstein Money Market Portfolio - Class B      185,950       (150,593)          --            --        35,357
1   AllianceBernstein Real Estate Investment Portfolio
    - Class A                                                53,670        (65,757)         147          (214)      (12,154)
1   AllianceBernstein Small Cap Growth Portfolio -
    Class A                                                 112,215       (128,039)       1,662          (891)      (15,053)
1   AllianceBernstein Small/Mid Cap Value Portfolio -
    Class A                                                 118,065       (141,193)          --            --       (23,128)
4   AllianceBernstein Value Portfolio - Class B             168,625       (211,490)          --            --       (42,865)
1   BlackRock Basic Value V.I. Fund - Class I                 3,230         (3,234)          --            --            (4)
1   BlackRock Equity Dividend V.I. Fund - Class I                --         (3,005)          --            --        (3,005)
1   BlackRock Global Allocation V.I. Fund - Class I           4,612         (4,974)          --            --          (362)
1   BlackRock Global Opportunities V.I. Fund - Class I          433           (433)          --            --            --
1   BlackRock High Income V.I. Fund - Class I                 6,641         (3,558)          --            --         3,083
1   BlackRock Large Cap Core V.I. Fund - Class I                349           (349)          --            --            --
1   BlackRock Total Return V.I. Fund - Class I                4,337         (4,341)          --            --            (4)
5   Delaware VIP Cash Reserve Series - Standard
    Class                                                        --         (6,216)          --            --        (6,216)
5   Delaware VIP High Yield Series - Standard Class             839         (1,352)          --            --          (513)
5   Delaware VIP Limited-Term Diversified Income
    Series - Standard Class                                   1,234         (1,235)          --            --            (1)
5   Delaware VIP Smid Cap Growth Series - Standard
    Class                                                     6,629         (7,205)          --            --          (576)
5   Delaware VIP Value Series - Standard Class               10,664        (14,988)          --            --        (4,324)
1   Dreyfus Stock Index Fund, Inc. - Initial Shares          27,326        (35,041)          45           (27)       (7,697)
1   Fidelity VIP Asset Manager Portfolio - Initial Class     14,694        (14,997)          --            --          (303)
1   Fidelity VIP Contrafund Portfolio - Initial Class        15,194        (15,479)          --            --          (285)
1   Fidelity VIP Growth Portfolio - Initial Class            44,970        (49,538)         121          (170)       (4,617)
1   Fidelity VIP High Income Portfolio - Initial Class       12,561        (10,107)          --            --         2,454
1   Fidelity VIP Investment Grade Bond Portfolio -
    Initial Class                                             3,246         (4,622)          --            --        (1,376)
1   Fidelity VIP Money Market Portfolio - Initial Class      20,549        (20,545)          --            --             4
5   Fidelity VIP Money Market Portfolio - Initial Class      21,483        (10,743)          --            --        10,740
1   Fidelity VIP Overseas Portfolio - Initial Class           2,091         (2,092)          --            --            (1)
1   Invesco V.I. Capital Appreciation Fund - Series I        12,363        (12,711)          --            --          (348)
1   Invesco V.I. International Growth Fund - Series I         6,619         (7,778)          --            --        (1,159)
5   Lincoln VIP Delaware Foundation Moderate
    Allocation Fund - Standard Class                            595           (596)          --            --            (1)
1   Van Eck VIP Emerging Markets Fund - Initial Class           563           (806)          --            --          (243)
1   Van Eck VIP Global Hard Assets Fund - Initial
    Class                                                     1,516         (1,517)          --            --            (1)
6   Vanguard Dividend Growth Fund                                --             --           --          (114)         (114)
6   Vanguard Inflation-Protected Securities Fund                 --             --           --          (293)         (293)

                                   VA A - 32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note 6 - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2011.

                                                     Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                         Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-------------------------------------------------------------------------------------------------------------------------
6   Vanguard LifeStrategy Income Fund                     --            --                --          (275)       (275)
6   Vanguard VIF Balanced Portfolio                       --            --            10,626        (1,738)      8,888
6   Vanguard VIF Capital Growth Portfolio                 --            --            57,687       (57,718)        (31)
6   Vanguard VIF Diversified Value Portfolio              --            --                --          (463)       (463)
6   Vanguard VIF Equity Income Portfolio                  --            --               556          (678)       (122)
6   Vanguard VIF Equity Index Portfolio                   --            --             1,041          (497)        544
6   Vanguard VIF Growth Portfolio                         --            --               867          (107)        760
6   Vanguard VIF High Yield Bond Portfolio                --            --           218,661        (4,444)    214,217
6   Vanguard VIF International Portfolio                  --            --            51,310       (51,216)         94
6   Vanguard VIF Mid-Cap Index Portfolio                  --            --            54,047       (54,444)       (397)
6   Vanguard VIF Money Market Portfolio                   --            --         1,460,328    (1,460,522)       (194)
6   Vanguard VIF REIT Index Portfolio                     --            --               133          (319)       (186)
6   Vanguard VIF Short-Term Investment-Grade
    Portfolio                                             --            --                --        (1,310)     (1,310)
6   Vanguard VIF Small Company Growth Portfolio           --            --           317,152      (317,359)       (207)
6   Vanguard VIF Total Bond Market Index Portfolio        --            --                --        (2,583)     (2,583)
6   Vanguard VIF Total Stock Market Index Portfolio       --            --               988          (987)          1

FOOTNOTES

1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
3  Profile product.
4 Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
5  Variable Annuity product.
6  Vanguard SPIA product.

                                   VA A - 33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                At December 31                                For the year ended December 31
      -----------------------------------  --------------------------------------------------------------------
                                           Investment Income
                 Unit Value                     Ratio                    Expense Ratio         Total Return
       Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
      ------- ----------------  ---------- ----------------------   ---------------------   ---------------------

AllianceBernstein Americas Government Income Portfolio - Class A /(6)/
----------------------------------------------------------------------
2008       -- $   --            $       --  9.11%                   1.40%                     0.90%

AllianceBernstein Balanced Shares Portfolio - Class A/ (7)/
-----------------------------------------------------------
2008       -- $   --            $       --  8.55%           9.69%   1.25%           1.40%   -16.29%   to   -16.20%

AllianceBernstein Balanced Wealth Strategy Portfolio - Class A /(7)/
--------------------------------------------------------------------
2012  228,842 $11.78            $2,699,441  1.97%                   1.40%                    12.04%
2011  318,826  10.51             3,350,993  2.67%                   1.40%                    -4.16%
2010  376,691  10.97             4,130,934  2.66%    to     3.25%   1.40%                     9.08%
2009  443,120  10.05 to   10.07  4,455,021  1.08%    to     2.28%   1.25%    to     1.40%    23.14%   to    23.33%
2008  477,711   8.16 to    8.17  3,900,195  0.00%                   1.25%    to     1.40%   -17.80%   to   -17.77%

AllianceBernstein Global Bond Portfolio - Class A /(6)/
-------------------------------------------------------
2008       -- $   --            $       -- 21.36%    to    23.34%   1.40%                     4.94%

AllianceBernstein Global Dollar Government Portfolio - Class A /(6)/
--------------------------------------------------------------------
2008       -- $   --            $       -- 14.46%                   1.40%                     0.04%

AllianceBernstein Global Thematic Growth Portfolio - Class A
------------------------------------------------------------
2012  162,912 $14.17 to  $15.75 $2,538,433  0.00%                   1.40%                    11.94%
2011  203,049  12.66 to   14.07  2,849,805  0.60%                   1.40%                   -24.29%
2010  242,484  16.72 to   18.58  4,494,989  1.96%    to     2.06%   1.40%                    17.28%
2009  281,390  14.26 to   15.85  4,449,107  0.00%                   1.40%                    51.35%
2008  301,144   9.42 to   10.47  3,143,778  0.00%                   1.40%                   -48.10%

AllianceBernstein Global Thematic Growth Portfolio - Class B
------------------------------------------------------------
2012   58,556 $ 5.99            $  350,906  0.00%                   1.40%                    11.66%
2011   74,218   5.37               398,306  0.36%                   1.40%                   -24.47%
2010  108,402   7.11               770,268  2.15%                   1.40%                    16.94%
2009  155,677   6.08               945,987  0.00%                   1.40%                    51.01%
2008  174,829   4.02               703,499  0.00%                   1.40%                   -48.20%

AllianceBernstein Growth and Income Portfolio - Class A
-------------------------------------------------------
2012  151,120 $28.69 to  $46.58 $6,593,692  1.53%                   1.25%    to     1.40%    15.89%   to    16.06%
2011  201,389  24.76 to   40.14  7,751,453  1.36%                   1.25%    to     1.40%     4.84%   to     5.00%
2010  237,471  23.61 to   38.23  8,731,131  0.00%                   1.25%    to     1.40%    11.52%   to    11.69%
2009  272,351  21.17 to   34.22  8,977,412  3.81%    to     4.39%   1.25%    to     1.40%    19.14%   to    19.32%
2008  303,451  17.77 to   28.68  8,391,955  2.06%    to     2.10%   1.25%    to     1.40%   -41.43%   to   -41.34%

                                   VA A - 34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                      At December 31                                For the year ended December 31
           ------------------------------------  --------------------------------------------------------------------
                                                 Investment Income
                      Unit Value                      Ratio                    Expense Ratio         Total Return
            Units  Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
           ------- ----------------  ----------- ----------------------   ---------------------   ---------------------
AllianceBernstein Growth and Income Portfolio - Class B
-------------------------------------------------------
2012        96,984 $43.89            $ 4,256,592  1.37%                   1.40%                    15.61%
2011       120,283  37.96              4,566,309  1.10%                   1.40%                     4.60%
2010       139,162  36.29              5,050,755  0.00%                   1.40%                    11.23%
2009       155,086  32.63              5,060,367  3.33%                   1.40%                    18.68%
2008       187,706  27.49              5,160,880  1.69%                   1.40%                   -41.52%

AllianceBernstein Growth Portfolio - Class A
--------------------------------------------
2012       119,064 $18.24 to  $28.56 $ 3,286,539  0.06%                   1.40%                    12.30%
2011       166,468  16.24 to   25.43   4,166,860  0.00%                   1.40%                    -0.16%
2010       190,247  16.27 to   25.47   4,766,190  0.26%    to     0.27%   1.40%                    13.46%
2009       215,865  14.34 to   22.45   4,774,597  0.00%                   1.40%                    31.38%
2008       249,127  10.91 to   17.09   4,172,728  0.00%                   1.40%                   -43.27%

AllianceBernstein Growth Portfolio - Class B
--------------------------------------------
2012        32,708 $27.60            $   902,699  0.00%                   1.40%                    12.00%
2011        49,454  24.64              1,218,648  0.00%                   1.40%                    -0.43%
2010        59,731  24.75              1,478,293  0.05%                   1.40%                    13.20%
2009        68,168  21.86              1,490,365  0.00%                   1.40%                    31.02%
2008        79,759  16.69              1,330,909  0.00%                   1.40%                   -43.40%

AllianceBernstein High Yield Portfolio - Class A/ (6)/
------------------------------------------------------
2008            -- $   --            $        -- 17.33%                   1.40%                    -0.94%

AllianceBernstein Intermediate Bond Portfolio - Class A /(6)/
-------------------------------------------------------------
2012       308,121 $12.83 to  $22.95 $ 6,656,406  4.17%                   1.25%    to     1.40%     4.57%   to     4.73%
2011       448,823  12.27 to   21.92   9,598,036  4.80%                   1.25%    to     1.40%     5.16%   to     5.31%
2010       515,188  11.67 to   20.81  10,476,167  5.45%    to     7.56%   1.25%    to     1.40%     7.68%   to     7.84%
2009       599,558  10.84 to   19.30  11,317,759  3.49%    to     3.65%   1.25%    to     1.40%    16.87%   to    17.04%
2008       697,207   9.27 to   16.49  11,261,486  0.00%    to     5.18%   1.25%    to     1.40%    -7.68%   to    -6.81%

AllianceBernstein Intermediate Bond Portfolio - Class B
-------------------------------------------------------
2012            -- $21.62            $        --  0.00%                   1.40%                     4.32%
2011           725  20.72                 15,019  4.48%                   1.40%                     4.91%
2010           725  19.75                 14,330  8.55%                   1.40%                     7.41%
2009         3,127  18.39                 57,515  3.92%                   1.40%                    16.56%
2008         4,152  15.78                 65,517  5.73%                   1.40%                    -7.89%

AllianceBernstein International Growth Portfolio - Class A/ (5)/
----------------------------------------------------------------
2012        81,186 $30.98            $ 2,485,145  1.54%                   1.40%                    13.93%
2011       124,078  27.19              3,374,046  3.07%                   1.40%                   -17.02%
2010       148,544  32.77              4,868,032  2.02%                   1.40%                    11.33%
2009       178,752  24.75 to   29.44   5,261,937  4.56%    to    10.60%   1.25%    to     1.40%    37.64%   to    37.85%
2008       196,971  17.95 to   21.39   4,207,079  0.00%                   1.25%    to     1.40%   -49.56%   to   -49.49%

AllianceBernstein International Research Growth Portfolio - Class A /(5)/
-------------------------------------------------------------------------
2007            -- $   --            $        --  2.68%    to     3.17%   1.25%    to     1.40%    24.41%   to    24.58%

                                   VA A - 35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                        At December 31                                 For the year ended December 31
           ----------------------------------------  --------------------------------------------------------------------
                                                     Investment Income
                       Unit Value                        Ratio                     Expense Ratio         Total Return
            Units  Lowest to Highest    Net Assets   Lowest to Highest /(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
           ------- ------------------  ------------- ----------------------   ---------------------   ---------------------
AllianceBernstein International Value Portfolio - Class A
---------------------------------------------------------
2012        38,600 $  14.67            $     566,316 1.57%                    1.40%                    12.94%
2011        47,911    12.99                  622,394 3.83%                    1.40%                   -20.37%
2010        63,200    16.31                1,031,075 2.80%                    1.40%                     3.14%
2009        76,369    15.82                1,208,008 1.29%                    1.40%                    32.81%
2008        86,675    11.91                1,032,336 1.16%                    1.40%                   -53.84%

AllianceBernstein Large Cap Growth Portfolio - Class A
------------------------------------------------------
2012       135,246 $  14.40 to  $34.36 $   4,417,055 0.30%                    1.25%    to     1.40%    14.77%   to    14.94%
2011       174,263    12.55 to   29.90     5,044,838 0.33%                    1.25%    to     1.40%    -4.39%   to    -4.24%
2010       199,732    13.12 to   31.22     6,052,913 0.46%    to     0.48%    1.25%    to     1.40%     8.57%   to     8.73%
2009       233,964    12.09 to   28.71     6,536,659 0.10%    to     0.33%    1.25%    to     1.40%    35.61%   to    35.81%
2008       269,392     8.91 to   21.14     5,521,978 0.00%                    1.25%    to     1.40%   -40.50%   to   -40.41%

AllianceBernstein Large Cap Growth Portfolio - Class B
------------------------------------------------------
2012       118,818 $   8.06            $     958,125 0.03%                    1.40%                    14.50%
2011       155,207     7.04                1,093,020 0.09%                    1.40%                    -4.61%
2010       240,129     7.38                1,772,879 0.25%                    1.40%                     8.31%
2009       259,075     6.82                1,766,079 0.00%                    1.40%                    35.20%
2008       326,775     5.04                1,647,620 0.00%                    1.40%                   -40.66%

AllianceBernstein Money Market Portfolio - Class A
--------------------------------------------------
2012            -- $     --            $          -- 0.01%                    0.00%                     0.00%
2011       100,690    13.13                1,321,716 0.01%                    1.40%                    -1.38%
2010       110,249    13.31                1,467,392 0.01%                    1.40%                    -1.38%
2009       171,929    13.50                2,320,378 0.18%                    1.40%                    -1.22%
2008       245,249    13.66                3,350,898 1.80%                    1.40%                     0.48%

AllianceBernstein Money Market Portfolio - Class B
--------------------------------------------------
2012            -- $     --            $          -- 0.01%                    0.00%                     0.00%
2011       116,205    12.81                1,488,459 0.01%                    1.40%                    -1.38%
2010        80,848    12.99                1,050,035 0.01%                    1.40%                    -1.38%
2009        99,706    13.17                1,313,089 0.08%                    1.40%                    -1.30%
2008       100,623    13.34                1,342,640 1.42%                    1.40%                     0.23%

AllianceBernstein Real Estate Investment Portfolio - Class A
------------------------------------------------------------
2012        32,482 $  36.97            $   1,194,099 1.06%                    1.40%                    19.50%
2011        47,208  30.9409             1,460,653.00 1.40%                    1.40%                     7.52%
2010        59,362    28.78                1,708,226 1.49%                    1.40%                    24.59%
2009        70,765    23.10                1,634,463 2.74%                    1.40%                    27.66%
2008        85,343    18.09 to   18.42     1,544,098 0.00%    to     1.86%    1.25%    to     1.40%   -36.58%   to   -36.49%

AllianceBernstein Small Cap Growth Portfolio - Class A
------------------------------------------------------
2012        85,110 $  17.58 to  $18.05 $   1,536,375 0.00%                    1.40%                    13.42%
2011       103,116    15.50 to   15.91     1,640,295 0.00%                    1.40%                     3.01%
2010       118,169    15.05 to   15.45     1,824,891 0.00%                    1.40%                    35.00%
2009       147,027    11.15 to   11.44     1,681,979 0.00%                    1.40%                    39.78%
2008       157,066     7.97 to    8.19     1,285,446 0.00%                    1.40%                   -46.30%

                                   VA A - 36

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                               For the year ended December 31
           ----------------------------------   --------------------------------------------------------------------
                                                Investment Income
                     Unit Value                      Ratio                    Expense Ratio         Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
           ------- ---------------   ---------- ----------------------   ---------------------   ---------------------
AllianceBernstein Small/Mid Cap Value Portfolio - Class A
---------------------------------------------------------
2012        83,902 $23.73            $1,990,821  0.52%                   1.40%                    17.09%
2011       107,482  20.26             2,178,036  0.50%                   1.40%                    -9.66%
2010       130,610  22.43             2,929,787  0.42%                   1.40%                    25.15%
2009       150,029  17.92             2,689,167  1.12%                   1.40%                    40.87%
2008       153,416  12.72             1,952,070  0.82%                   1.40%                   -36.47%

AllianceBernstein Utility Income Portfolio - Class A/(10)/
----------------------------------------------------------
2009            -- $   --            $       --  8.66%                   1.40%                     8.39%
2008        94,700  21.28  to  21.75  2,059,826  0.00%    to     2.81%   1.25%    to     1.40%   -37.47%   to   -37.38%

AllianceBernstein Value Portfolio - Class B
-------------------------------------------
2012       114,494 $11.73            $1,343,216  1.69%                   1.40%                    13.93%
2011       149,817  10.30             1,542,692  1.23%                   1.40%                    -5.11%
2010       192,682  10.85             2,090,966  1.70%                   1.40%                     9.87%
2009       219,716   9.88             2,170,112  2.84%                   1.40%                    19.35%
2008       249,681   8.28             2,066,181  2.13%                   1.40%                   -41.84%

BlackRock Basic Value V.I. Fund - Class I
-----------------------------------------
2012            51 $20.14            $    1,034  0.06%                   1.40%                    12.46%
2011         3,229  17.91                57,831  1.85%                   1.40%                    -3.80%
2010         3,233  18.62                60,178  1.57%                   1.40%                    11.24%
2009         3,405  16.74                56,993  1.87%                   1.40%                    29.31%
2008         4,232  12.94                54,774  2.44%                   1.40%                   -37.65%

BlackRock Global Allocation V.I. Fund - Class I
-----------------------------------------------
2012            -- $21.50            $       --  0.00%                   1.40%                     8.74%
2011         4,611  19.77                91,169  2.20%                   1.40%                    -4.83%
2010         4,973  20.78               103,331  1.17%                   1.40%                     8.52%
2009         4,978  19.15                95,309  2.05%                   1.40%                    19.52%
2008         2,123  16.02                34,010  2.24%                   1.40%                   -20.54%

BlackRock Global Opportunities V.I. Fund - Class I
--------------------------------------------------
2012            62 $12.40            $      763  0.29%                   1.40%                    13.02%
2011           433  10.97                 4,748  1.17%                   1.40%                   -13.61%
2010           433  12.70                 5,502  0.67%                   1.40%                     9.68%
2009           637  11.58                 7,375  1.63%                   1.40%                    33.76%
2008         1,624   8.66                14,059  0.38%                   1.40%                   -46.68%

BlackRock High Income V.I. Fund - Class I
-----------------------------------------
2012         3,134 $19.52            $   61,172  6.89%                   1.40%                    14.01%
2011         3,537  17.12                60,548  9.81%                   1.40%                     1.88%
2010           454  16.80                 7,621  9.00%                   1.40%                    13.71%
2009           667  14.78                 9,854 10.15%                   1.40%                    54.21%
2008         1,700   9.58                16,294 10.26%                   1.40%                   -30.11%

                                   VA A - 37

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                                      For the year ended December 31
           ---------------------------------- -----------------------------------------------------------------
                                                Investment Income
                    Unit Value                        Ratio                 Expense Ratio        Total Return
           Units Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest/(2)/ Lowest to Highest/(3)/
           ----- ----------------- ---------- ----------------------  ---------------------  ---------------------
BlackRock Large Cap Core V.I. Fund - Class I
--------------------------------------------
2012          50      $17.67        $    876           0.41%                  1.40%                  11.14%
2011         349       15.90           5,541           1.20%                  1.40%                   0.97%
2010         349       15.74           5,493           0.87%                  1.40%                   7.61%
2009         513       14.63           7,505           0.79%                  1.40%                  20.83%
2008       1,308       12.11          15,839           1.26%                  1.40%                 -39.61%

BlackRock Total Return V.I. Fund - Class I
------------------------------------------
2012       1,667      $17.35        $ 28,923           1.88%                  1.40%                   6.73%
2011       4,324       16.26          70,304           4.46%                  1.40%                   4.69%
2010       4,328       15.53          67,220           5.05%                  1.40%                   8.04%
2009       4,333       14.38          62,281           5.95%                  1.40%                  16.20%
2008       4,337       12.37          53,654           5.34%                  1.40%                 -13.36%

BlackRock Equity Dividend V.I. Fund - Class I
---------------------------------------------
2012          --      $   --        $     --           0.00%                  0.00%                   0.00%
2011          --       21.35              --           0.00%                  1.40%                   4.49%
2010       3,005       20.43          61,403           2.66%                  1.40%                   8.80%
2009       3,008       18.78          56,492           2.67%                  1.40%                   7.87%

Delaware VIP Balanced Series - Standard Class /(9)/
---------------------------------------------------
2008          --      $25.59        $     --           7.26%                  1.25%                 -23.45%

Delaware VIP Cash Reserve Series - Standard Class /(11)/
--------------------------------------------------------
2012          --      $   --        $     --           0.00%                  0.00%                   0.00%
2011          --          --              --           0.07%                  1.25%                  -0.57%
2010       6,216       17.38         108,030           0.10%                  1.25%                  -1.15%
2009       6,944       17.58         122,065           0.26%                  1.25%                  -0.98%
2008       6,946       17.75         123,314           2.08%                  1.25%                   0.83%

Delaware VIP High Yield Series - Standard Class
-----------------------------------------------
2012         327      $41.32        $ 13,511           8.58%                  1.25%                  16.36%
2011         327       35.51          11,617          12.29%                  1.25%                   1.11%
2010         840       35.12          29,485           7.62%                  1.25%                  13.89%
2009         840       30.84          25,910           5.60%                  1.25%                  47.12%
2008       1,451       20.96          30,412           9.16%                  1.25%                 -25.12%

Delaware VIP Limited-Term Diversified Income Series - Standard Class
--------------------------------------------------------------------
2012       1,234      $27.96        $ 34,502           1.69%                  1.25%                   1.49%
2011       1,234       27.55          34,006           1.97%                  1.25%                   1.64%
2010       1,235       27.11          33,471           2.22%                  1.25%                   3.14%
2009       1,051       26.28          27,610           3.29%                  1.25%                  11.39%
2008       1,663       23.59          39,239           4.96%                  1.25%                  -1.53%

                                   VA A - 38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                                      For the year ended December 31
           ----------------------------------- ----------------------------------------------------------------
                                                 Investment Income
                     Unit Value                        Ratio                Expense Ratio        Total Return
           Units  Lowest to Highest Net Assets Lowest to Highest/(1)/ Lowest to Highest/(2)/ Lowest to Highest/(3)/
           ------ ----------------- ---------- ---------------------  ---------------------  ---------------------
Delaware VIP Smid Cap Growth Series - Standard Class
----------------------------------------------------
2012        5,997      $53.04        $318,086          0.24%                  1.25%                   9.64%
2011        6,452       48.38         312,115          1.04%                  1.25%                   6.79%
2010        7,028       45.30         318,376          0.00%                  1.25%                  34.63%
2009       14,255       33.65         479,650          0.00%                  1.25%                  43.60%
2008       12,263       23.43         287,347          0.00%                  1.25%                 -41.29%

Delaware VIP Value Series - Standard Class
------------------------------------------
2012        8,680      $48.65        $412,945          2.30%                  1.25%                  13.30%
2011        8,855       42.94         380,210          2.32%                  1.25%                   8.18%
2010       13,179       39.69         523,069          2.19%                  1.25%                  14.19%
2009       22,464       34.76         780,776          3.21%                  1.25%                  16.50%
2008       29,263       29.84         873,061          2.86%                  1.25%                 -34.25%

Dreyfus Stock Index Fund, Inc. - Initial Shares
-----------------------------------------------
2012       22,935      $22.14        $507,263          2.08%                  1.40%                  14.13%
2011       25,984       19.40         504,196          1.83%                  1.40%                   0.46%
2010       33,681       19.31         650,532          1.73%                  1.40%                  13.24%
2009       38,826       17.06         662,200          1.97%                  1.40%                  24.58%
2008       44,458       13.69         608,660          2.10%                  1.40%                 -38.02%

Dreyfus VIF Small Company Stock Portfolio - Initial Shares /(4)/
----------------------------------------------------------------
2007           --      $   --        $     --          0.00%                  1.40%                   8.44%

Fidelity VIP Asset Manager Portfolio - Initial Class
----------------------------------------------------
2012       14,427      $20.84        $300,708          1.59%                  1.40%                  10.91%
2011       14,578       18.79         273,968          2.01%                  1.40%                  -3.91%
2010       14,881       19.56         291,043          1.61%                  1.40%                  12.68%
2009       16,815       17.36         291,871          2.33%                  1.40%                  27.32%
2008       18,035       13.63         245,876          2.58%                  1.40%                 -29.71%

Fidelity VIP Contrafund Portfolio - Initial Class
-------------------------------------------------
2012        9,328      $23.35        $217,823          1.10%                  1.40%                  14.79%
2011       15,111       20.34         307,406          1.04%                  1.40%                  -3.88%
2010       15,396       21.16         325,837          1.19%                  1.40%                  15.59%
2009       19,743       18.31         361,479          1.24%                  1.40%                  33.82%
2008       25,856       13.68         353,763          1.01%                  1.40%                 -43.31%

Fidelity VIP Growth Portfolio - Initial Class
---------------------------------------------
2012       33,254      $18.61        $617,361          0.57%                  1.40%                  13.09%
2011       41,757       16.45         687,059          0.37%                  1.40%                  -1.19%
2010       46,374       16.65         772,198          0.25%                  1.40%                  22.45%
2009       55,574       13.60         755,746          0.41%                  1.40%                  26.50%
2008       65,669       10.75         705,925          0.83%                  1.40%                 -47.90%

                                   VA A - 39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                               For the year ended December 31
           -----------------------------------  -----------------------------------------------------------
                                                Investment Income
                      Unit Value                   Ratio                     Expense Ratio       Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest/(2)/ Lowest to Highest/(3)/
           ------- ----------------  ---------- ------------------      ------------------     -------------------
Fidelity VIP High Income Portfolio - Initial Class
--------------------------------------------------
2012        10,335 $17.59            $  181,757 5.93%         1.40%                             12.64%
2011        10,466  15.61               163,419 7.90%         1.40%                              2.59%
2010         8,012  15.22               121,945 8.28%         1.40%                             12.24%
2009         7,179  13.56                97,349 7.80%         1.40%                             41.96%
2008         8,494   9.55                81,131 9.43%         1.40%                            -26.03%

Fidelity VIP Investment Grade Bond Portfolio - Initial Class
------------------------------------------------------------
2012         1,488 $21.97            $   32,686 2.32%         1.40%                              4.42%
2011         1,536  21.04                32,320 2.34%         1.40%                              5.85%
2010         2,912  19.88                57,888 3.20%         1.40%                              6.31%
2009         3,821  18.70                71,435 8.57%         1.40%                             14.11%
2008         4,676  16.38                76,620 4.05%         1.40%                             -4.59%

Fidelity VIP Money Market Portfolio - Initial Class
---------------------------------------------------
2012       107,368 $ 9.83 to  $13.08 $1,094,254 0.16%         1.25%     to          1.40%       -1.26%   to   -0.87%
2011        30,823   9.94 to   13.24    372,691 0.11%         1.25%     to          1.40%       -1.28%   to   -0.60%
2010        20,079  13.41               269,352 0.18%         1.40%                             -1.15%
2009        21,851  13.57               296,538 0.73%         1.40%                             -0.68%
2008        26,900  13.66               367,558 3.47%         1.40%                              1.59%

Fidelity VIP Money Market Portfolio - Service Class 2
-----------------------------------------------------
2012        76,275 $ 9.91            $  755,569 0.02%         1.40%                             -0.94%

Fidelity VIP Overseas Portfolio - Initial Class
-----------------------------------------------
2012         2,088 $16.88            $   35,249 2.03%         1.40%                             19.06%
2011         2,090  14.18                29,627 1.49%         1.40%                            -18.31%
2010         2,091  17.36                36,296 1.34%         1.40%                             11.54%
2009         2,165  15.56                33,684 2.01%         1.40%                             24.77%
2008         2,404  12.47                29,984 2.40%         1.40%                            -44.59%

Invesco V.I. Capital Appreciation Fund - Series I
-------------------------------------------------
2012            -- $   --            $       -- 0.00%         0.00%                              0.00%
2011        12,252   9.34               114,472 0.16%         1.40%                             -9.19%
2010        12,600  10.29               129,639 0.76%         1.40%                             13.88%
2009        14,746   9.03               133,225 0.53%         1.40%                             19.40%
2008        20,799   7.57               157,379 0.00%         1.40%                            -43.29%

Invesco V.I. International Growth Fund - Series I
-------------------------------------------------
2012         5,367 $18.94            $  101,669 1.34%         1.40%                             13.92%
2011         6,619  16.63               110,068 1.45%         1.40%                             -8.04%
2010         7,778  18.08               140,640 2.20%         1.40%                             11.30%
2009         8,073  16.25               131,166 1.44%         1.40%                             33.36%
2008         8,920  12.18               108,674 0.55%         1.40%                            -41.21%

Invesco Van Kampen V.I. American Franchise Fund - Series I
----------------------------------------------------------
2012         8,889 $ 9.67            $   85,935 0.00%         1.40%                             -3.32%

Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class /(9)/
-------------------------------------------------------------------------------
2012           595 $13.93            $    8,290 2.40%         1.25%                              9.92%
2011           595  12.67                 7,544 2.56%         1.25%                             -0.97%
2010           596  12.79                 7,621 3.66%         1.25%                              1.60%

                                   VA A - 40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                                       For the year ended December 31
           ----------------------------------- -----------------------------------------------------------------
                                                 Investment Income
                     Unit Value                        Ratio                 Expense Ratio        Total Return
           Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest/(2)/ Lowest to Highest/(3)/
           ------ ----------------- ---------- ----------------------  ---------------------  ---------------------
UBS U.S. Allocation Portfolio/(8)/
----------------------------------
2009           --      $   --        $     --           9.26%                  1.40%                  -2.37%
2008        2,854       11.37          32,461           3.46%                  1.40%                 -36.04%

Van Eck VIP Emerging Markets Fund - Initial Class
-------------------------------------------------
2012          562      $24.83        $ 13,955           0.00%                  1.40%                  28.00%
2011          563       19.39          10,918           1.23%                  1.40%                 -26.77%
2010          806       26.48          21,343           0.59%                  1.40%                  25.08%
2009          965       21.17          20,437           0.15%                  1.40%                 110.22%
2008          967       10.07           9,738           0.00%                  1.40%                 -65.27%

Van Eck VIP Global Hard Assets Fund - Initial Class
---------------------------------------------------
2012        1,515      $32.09        $ 48,606           0.62%                  1.40%                   1.95%
2011        1,515       31.48          47,700           1.23%                  1.40%                 -17.61%
2010        1,516       38.21          57,922           0.44%                  1.40%                  27.44%
2009        3,031       29.98          90,874           0.25%                  1.40%                  55.34%
2008        3,033       19.30          58,527           0.34%                  1.40%                 -46.88%

Vanguard Dividend Growth Fund
-----------------------------
2012        1,509      $19.08        $ 29,168           2.25%                  0.52%                   9.81%
2011        1,620       17.37          28,136           2.06%                  0.52%                   8.86%
2010        1,734       15.96          27,666           1.95%                  0.52%                  10.84%
2009        1,852       14.40          26,659           2.58%                  0.52%                  21.11%
2008        1,622       11.89          19,282           1.97%                  0.52%                 -25.96%

Vanguard GNMA Fund
------------------
2012          117      $15.46        $  1,803           0.89%                  0.52%                   1.81%

Vanguard Inflation-Protected Securities Fund
--------------------------------------------
2012        2,320      $17.01        $ 44,114           2.54%                  0.52%                   6.22%
2011        2,598       16.01          41,600           4.08%                  0.52%                  12.65%
2010        2,891       14.21          41,083           2.41%                  0.52%                   5.62%
2009        3,198       13.46          43,029           1.68%                  0.52%                  10.23%
2008        3,520       12.21          42,970           4.65%                  0.52%                  -3.35%

Vanguard LifeStrategy Income Fund
---------------------------------
2012        2,139      $15.04        $ 35,106           2.32%                  0.52%                   5.99%
2011        2,400       14.19          34,064           2.44%                  0.52%                   3.24%
2010        2,675       13.75          36,768           2.78%                  0.52%                   8.66%
2009        2,963       12.65          37,487           3.21%                  0.52%                  11.50%
2008        3,266       11.35          37,056           4.00%                  0.52%                 -10.99%

Vanguard VIF Balanced Portfolio
-------------------------------
2012       20,421      $18.86        $407,885           2.83%                  0.52%                  11.98%
2011       22,759       16.85         383,421           1.91%                  0.52%                   3.16%
2010       13,871       16.33         226,530           3.03%                  0.52%                  10.44%
2009       16,104       14.79         238,126           4.35%                  0.52%                  22.26%
2008       17,468       12.09         211,262           3.63%                  0.52%                 -22.97%

                                   VA A - 41

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                 At December 31                                       For the year ended December 31
      ------------------------------------ -----------------------------------------------------------------
                                             Investment Income
                 Unit Value                        Ratio                 Expense Ratio        Total Return
       Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest/(2)/ Lowest to Highest/(3)/
      ------- ----------------- ---------- ----------------------  ---------------------  ---------------------
Vanguard VIF Capital Growth Portfolio
-------------------------------------
2012      161      $19.83       $    4,460          0.85%                  0.52%                  14.87%
2011      190       17.26            3,287          0.92%                  0.52%                  -1.44%
2010      221       17.51            3,867          2.01%                  0.52%                  12.49%
2009    1,193       15.57           18,579          0.35%                  0.52%                  33.60%
2008      285       11.65            3,319          1.65%                  0.52%                 -30.73%

Vanguard VIF Diversified Value Portfolio
----------------------------------------
2012    1,947      $18.47       $   37,818          3.28%                  0.52%                  15.89%
2011    1,349       15.94           21,503          2.14%                  0.52%                   3.38%
2010    1,812       15.42           27,927          2.55%                  0.52%                   8.77%
2009    2,297       14.17           32,557          4.12%                  0.52%                  26.27%
2008    2,807       11.22           31,506          1.74%                  0.52%                 -36.48%

Vanguard VIF Equity Income Portfolio
------------------------------------
2012    2,916      $18.42       $   56,819          3.32%                  0.52%                  12.81%
2011    3,635       16.32           59,335          2.33%                  0.52%                   9.69%
2010    3,757       14.88           55,905          2.58%                  0.52%                  14.12%
2009    3,548       13.04           46,264          4.81%                  0.52%                  16.17%
2008    4,159       11.23           46,687          2.72%                  0.52%                 -31.27%

Vanguard VIF Equity Index Portfolio
-----------------------------------
2012    1,202      $15.95       $   20,311          0.00%                  0.52%                  15.26%
2011      544       13.83            7,519          6.14%                  0.52%                   1.41%
2010       --       13.64               --          0.00%                  0.52%                  14.32%
2009       --       11.93               --          0.00%                  0.52%                  25.79%
2008       --        9.49               --          3.59%                  0.52%                 -37.26%

Vanguard VIF Growth Portfolio
-----------------------------
2012    1,743      $15.13       $   28,139          0.14%                  0.52%                  17.82%
2011    1,347       12.85           17,309          0.38%                  0.52%                  -1.35%
2010      587       13.02            7,649          0.71%                  0.52%                  11.23%
2009    3,138       11.71           36,730          0.33%                  0.52%                  34.35%
2008      727        8.71            6,336          1.43%                  0.52%                 -38.04%

Vanguard VIF High Yield Bond Portfolio
--------------------------------------
2012    1,040      $18.27       $   19,772          0.06%                  0.52%                  13.70%
2011  216,169       16.07        3,474,321          0.04%                  0.52%                   6.38%
2010    1,952       15.11           29,494          5.58%                  0.52%                  11.52%
2009    2,385       13.55           32,312          4.21%                  0.52%                  38.13%
2008    1,011        9.81            9,913         10.60%                  0.52%                 -22.36%

                                   VA A - 42

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                At December 31                                       For the year ended December 31
      ----------------------------------- -----------------------------------------------------------------
                                            Investment Income
                Unit Value                        Ratio                 Expense Ratio        Total Return
      Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest/(2)/ Lowest to Highest/(3)/
      ------ ----------------- ---------- ----------------------  ---------------------  ---------------------
Vanguard VIF International Portfolio
------------------------------------
2012   1,383      $20.94        $ 30,595           1.57%                  0.52%                  19.51%
2011   2,466       17.52          43,195           2.35%                  0.52%                 -13.98%
2010   2,372       20.37          48,320           2.03%                  0.52%                  15.12%
2009   3,635       17.69          64,315           2.62%                  0.52%                  42.04%
2008   2,262       12.46          28,175           4.47%                  0.52%                 -45.20%

Vanguard VIF Mid-Cap Index Portfolio
------------------------------------
2012     481      $20.29        $ 10,953           0.66%                  0.52%                  15.21%
2011   1,988       17.61          35,024           1.00%                  0.52%                  -2.54%
2010   2,385       18.07          43,108           0.87%                  0.52%                  24.72%
2009   3,457       14.49          50,099           0.98%                  0.52%                  39.64%
2008   1,742       10.38          18,075           2.00%                  0.52%                 -42.12%

Vanguard VIF Money Market Portfolio
-----------------------------------
2012     648      $11.48        $  7,951           0.16%                  0.52%                  -0.38%
2011     833       11.53           9,598           9.70%                  0.52%                  -0.35%
2010   1,027       11.57          11,881           0.23%                  0.52%                  -0.29%
2009   1,231       11.60          14,283           0.47%                  0.52%                   0.10%
2008   3,475       11.59          40,273           2.24%                  0.52%                   2.28%

Vanguard VIF REIT Index Portfolio
---------------------------------
2012   1,444      $22.88        $ 35,922           2.05%                  0.52%                  16.85%
2011   1,460       19.58          28,581           1.61%                  0.52%                   7.88%
2010   1,646       18.15          29,878           1.63%                  0.52%                  27.59%
2009     764       14.23          10,867           5.41%                  0.52%                  28.47%
2008   1,270       11.07          14,069           5.06%                  0.52%                 -37.57%

Vanguard VIF Short-Term Investment-Grade Portfolio
--------------------------------------------------
2012     608      $13.75        $  9,808           2.44%                  0.52%                   3.87%
2011     769       13.23          10,171           2.35%                  0.52%                   1.49%
2010   2,079       13.04          27,102           3.99%                  0.52%                   4.67%
2009   5,076       12.46          63,231           7.23%                  0.52%                  13.27%
2008   1,734       11.00          19,068           1.59%                  0.52%                  -3.96%

Vanguard VIF Small Company Growth Portfolio
-------------------------------------------
2012     460      $18.38        $  9,216           0.09%                  0.52%                  14.06%
2011   2,119       16.12          34,146           0.20%                  0.52%                   0.84%
2010   2,326       15.98          37,177           0.30%                  0.52%                  31.10%
2009   1,247       12.19          15,201           0.71%                  0.52%                  38.65%
2008     726        8.79           6,386           0.98%                  0.52%                 -39.79%

Vanguard VIF Total Bond Market Index Portfolio
----------------------------------------------
2012   7,004      $15.32        $109,414           3.40%                  0.52%                   3.48%
2011   8,025       14.81         118,827           3.16%                  0.52%                   7.10%
2010  10,608       13.83         146,676           3.47%                  0.52%                   5.95%
2009  10,448       13.05         136,351           6.02%                  0.52%                   5.39%
2008  19,364       12.38         239,783           3.40%                  0.52%                   4.68%

                                   VA A - 43

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

            At December 31                                     For the year ended December 31
      ----------------------------------     --------------------------------------------------------------------
                                               Investment Income
                 Unit Value                          Ratio                Expense Ratio              Total Return
      Units Lowest to Highest     Net Assets Lowest to Highest /(1)/ Lowest to Highest/(2)/     Lowest to Highest/(3)/
      ----- -----------------     ---------- ----------------------  ----------------------     ----------------------
Vanguard VIF Total Stock Market Index Portfolio
-----------------------------------------------
2012  6,079 $16.70                 $124,228           1.21%          0.52%                       15.72%
2011  5,652  14.43                   81,573           1.59%          0.52%                        0.31%
2010  5,651  14.39                   81,300           1.53%          0.52%                       16.50%
2009  3,476  12.35                   42,921           0.98%          0.52%                       27.59%
2008  8,861   9.68                   85,762           1.78%          0.52%                      -37.61%

                                   VA A - 44

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

/(1)/These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-account invests. In 2011 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.
/(2)/These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
/(3)/These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2011, 2010, 2009, 2008, and 2007, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.
/(4)/Effective April 30, 2007, Dreyfus VIF Small Company Stock Portfolio -
     Initial Shares was closed and liquidated.
/(5)/Effective December 7, 2007, AllianceBernstein International Research
     Growth Portfolio - Class A was acquired by AllianceBernstein International Growth Portfolio - Class A.
/(6)/Effective April 25, 2008, AllianceBernstein Americas Government Income
     Portfolio - Class A, AllianceBernstein Global Bond Portfolio - Class A, AllianceBernstein Global Dollar Government Portfolio - Class A, and AllianceBernstein High Yield Portfolio - Class A were acquired by AllianceBernstein U.S. Government/High Grade Securities Portfolio -
     Class A, which subsequently changed its name to AllianceBernstein Intermediate Bond Portfolio - Class A.
/(7)/Effective September 26, 2008, AllianceBernstein Balanced Shares Portfolio
     - Class A was acquired by AllianceBernstein Balanced Wealth Strategy Portfolio - Class A.
/(8)/Effective April 24, 2009, UBS U.S. Allocation Portfolio was closed and liquidated.
/(9)/Effective June 12, 2009, Delaware VIP Balanced Series - Standard Class was acquired by Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class.
/(10)/Effective September 25, 2009, AllianceBernstein Utility Income Portfolio
      - Class A was closed and liquidated.
/(11)/Effective June 24, 2011, Delaware VIP Cash Reserve Series - Standard
      Class was closed and liquidated.

                                   VA A - 45

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                   VA A - 46

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         INDEX TO FINANCIAL STATEMENTS

                                                                                    Page
                                                                                   Numbers
                                                                                   -------
Report of Independent Registered Public Accounting Firm                                  1
Balance Sheets - December 31, 2012 and 2011                                         2 to 3
Statements of Income - Years Ended December 31, 2012, 2011 and 2010                      4
Statements of Comprehensive Income - Years Ended December 31, 2012, 2011 and 2010        5
Statements of Shareholder's Equity - Years Ended December 31, 2012, 2011 and 2010        6
Statements of Cash Flows - Years Ended December 31, 2012, 2011 and 2010             7 to 8
Notes to Financial Statements                                                      9 to 69

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets and the related statements of income, of comprehensive income, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 27, 2013

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                BALANCE SHEETS

                                                                      December 31,
                                                                  ---------------------
                                                                   2012       2011
                                                                  ------- -------------
                                                                          (as adjusted,
                                                                           see Note 2)
                                                                      (In Millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
     (amortized cost: 2012 - $19,280; 2011 - $19,435)             $21,417    $20,651
   Fixed maturity securities, trading, at fair value                   --        111
   Hybrid securities, at fair value
     (cost: 2012 - $66; 2011 - $32)                                    68         31
   Equity securities, available for sale, at fair value
     (cost: 2012 - $2; 2011 - $5)                                       4          6
   Mortgage and other loans receivable
     (net of allowance: 2012 - $16; 2011 - $26)                     1,622      1,379
   Policy loans                                                       224        229
   Investment real estate
     (net of accumulated depreciation of: 2012 - $9; 2011 - $9)        39         26
   Partnerships and other invested assets                             528        335
   Short-term investments
     (portion measured at fair value: 2012 - $691; 2011 - $58)        954        105
   Derivative assets, at fair value                                     4          9
                                                                  -------    -------
Total investments                                                  24,860     22,882
Cash                                                                   15         31
Accrued investment income                                             216        217
Reinsurance receivables                                               290        293
Deferred policy acquisition costs                                     227        428
Deferred sales inducements                                              5         68
Income taxes receivable                                                 5         --
Deferred tax asset                                                     --         45
Other assets                                                          170        119
Separate account assets, at fair value                              1,135        751
                                                                  -------    -------
TOTAL ASSETS                                                      $26,923    $24,834
                                                                  =======    =======

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          BALANCE SHEETS (Continued)



                                                                                          December 31,
                                                                                     -------------------------
                                                                                       2012         2011
                                                                                      -------   -------------
                                                                                                (as adjusted,
                                                                                                 see Note 2)
                                                                                     (In Millions, except share
                                                                                             data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Future policy benefits                                                            $ 5,891       $ 5,470
   Policyholder contract deposits                                                     13,899        14,044
   Policy claims and benefits payable                                                    255           256
   Other policyholders' funds                                                            362           405
   Reserve for unearned premiums                                                         100           100
   Income taxes payable to parent                                                         --            46
   Deferred income taxes payable                                                          54            --
   Notes payable - to third parties, net                                                  10            --
   Securities lending payable                                                            784            --
   Derivative liabilities, at fair value                                                  16             9
   Other liabilities                                                                     389           281
   Separate account liabilities                                                        1,135           751
                                                                                      -------      -------
TOTAL LIABILITIES                                                                     22,895        21,362
                                                                                      -------      -------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 12)
SHAREHOLDER'S EQUITY:
   Common stock, $2 par value, 1,980,658 shares authorized, issued and outstanding         4             4
   Additional paid-in capital                                                          3,740         3,961
   Accumulated deficit                                                                  (482)         (846)
   Accumulated other comprehensive income                                                766           353
                                                                                      -------      -------
TOTAL SHAREHOLDER'S EQUITY                                                             4,028         3,472
                                                                                      -------      -------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                           $26,923       $24,834
                                                                                      =======      =======

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                             STATEMENTS OF INCOME

                                                                                        Years ended December 31,
                                                                                        ----------------------
                                                                                         2012     2011    2010
                                                                                        ------   ------  ------
                                                                                             (In Millions)
REVENUES:
   Premiums and other considerations                                                    $  503   $  480  $  508
   Net investment income                                                                 1,238    1,175   1,211
   Net realized investment gains (losses):
       Total other-than-temporary impairments on available for sale securities             (25)    (114)   (140)
       Portion of other-than-temporary impairments on available for sale fixed
         maturity securities recognized in accumulated other comprehensive income          (21)      (6)    (48)
                                                                                        ------   ------  ------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income                                                          (46)    (120)   (188)
       Other realized investment gains                                                     195      238      66
                                                                                        ------   ------  ------
          Total net realized investment gains (losses)                                     149      118    (122)
   Insurance charges                                                                       223      193     196
   Other                                                                                    58       69      62
                                                                                        ------   ------  ------
TOTAL REVENUES                                                                           2,171    2,035   1,855
                                                                                        ------   ------  ------
BENEFITS AND EXPENSES:
   Policyholder benefits                                                                 1,035      933     796
   Interest credited on policyholder contract deposits                                     454      465     446
   Amortization of deferred policy acquisition costs                                        87       93      72
   Amortization of deferred sales inducements                                               40       29      13
   General and administrative expenses, net of deferrals                                   127      144     197
   Commissions, net of deferrals                                                           130      125     105
                                                                                        ------   ------  ------
TOTAL BENEFITS AND EXPENSES                                                              1,873    1,789   1,629
                                                                                        ------   ------  ------
INCOME BEFORE INCOME TAX BENEFIT                                                           298      246     226
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                                  35       72     (30)
   Deferred                                                                               (101)     (75)   (154)
                                                                                        ------   ------  ------
TOTAL INCOME TAX BENEFIT                                                                   (66)      (3)   (184)
                                                                                        ------   ------  ------
NET INCOME                                                                              $  364   $  249  $  410
                                                                                        ======   ======  ======

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF COMPREHENSIVE INCOME

                                                                                         Years ended December 31,
                                                                                    ----------------------------------
                                                                                     2012       2011          2010
                                                                                    ------  ------------- -------------
                                                                                            (as adjusted, (as adjusted,
                                                                                             see Note 2)   see Note 2)
                                                                                               (In Millions)
NET INCOME                                                                          $  364      $ 249         $ 410
OTHER COMPREHENSIVE INCOME:
   Net unrealized gains (losses) of fixed maturity investments on which other-than-temporary credit impairments were taken - net of
     reclassification adjustments                                                      (81)        60           393
   Deferred income tax (expense) benefit on above changes                               29        (23)         (126)
   Net unrealized gains on all other invested assets arising during the current
     period - net of reclassification adjustments                                    1,014        382           465
   Deferred income tax expense on above changes                                       (339)      (143)         (163)
   Adjustment to deferred policy acquisition costs and deferred sales inducements     (198)       (59)         (235)
   Deferred income tax benefit on above changes                                         73         21            89
   Insurance loss recognition                                                         (131)      (227)         (217)
   Deferred income tax benefit on above changes                                         46         79            76
                                                                                    ------      -----         -----
OTHER COMPREHENSIVE INCOME                                                             413         90           282
                                                                                    ------      -----         -----
COMPREHENSIVE INCOME                                                                $  777      $ 339         $ 692
                                                                                    ======      =====         =====

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                     Years ended December 31,
                                                                ----------------------------------
                                                                 2012       2011          2010
                                                                ------  ------------- -------------
                                                                        (as adjusted, (as adjusted,
                                                                         see Note 2)   see Note 2)
                                                                           (In Millions)
COMMON STOCK:
   Balance at beginning and end of year                         $    4     $     4       $     4
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  3,961       4,076         4,075
       Capital contributions from Parent (see Note 13)              --           1             1
       Return of capital                                          (221)       (116)           --
                                                                ------     -------       -------
   Balance at end of year                                        3,740       3,961         4,076
                                                                ------     -------       -------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                   (846)     (1,095)       (1,464)
       Cumulative effect of accounting change, net of tax           --          --           (41)
                                                                ------     -------       -------
   Adjusted balance at beginning of year                          (846)     (1,095)       (1,505)
       Net income                                                  364         249           410
                                                                ------     -------       -------
   Balance at end of year                                         (482)       (846)       (1,095)
                                                                ------     -------       -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                    353         263           (19)
       Cumulative effect of accounting change, net of tax           --          --             4
                                                                ------     -------       -------
   Adjusted balance at beginning of year                           353         263           (15)
       Other comprehensive income                                  413          90           278
                                                                ------     -------       -------
   Balance at end of year                                          766         353           263
                                                                ------     -------       -------
TOTAL SHAREHOLDER'S EQUITY                                      $4,028     $ 3,472       $ 3,248
                                                                ======     =======       =======

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           STATEMENTS OF CASH FLOWS

                                                                                    Years ended December 31,
                                                                                   -------------------------
                                                                                     2012     2011     2010
                                                                                   -------  -------  -------
                                                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $   364  $   249  $   410
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                                    454      465      446
Fees charged for policyholder contract deposits                                       (196)    (188)    (188)
Amortization of deferred policy acquisition costs                                       87       93       72
Amortization of deferred sales inducements                                              40       29       13
Net realized investment (gains) losses                                                (149)    (118)     122
Equity in income of partnerships and other invested assets                             (20)      (2)     (21)
Depreciation and amortization                                                            3        4      (21)
Amortization (accretion) of net premium/discount on investments                       (137)    (142)     (92)
Provision for deferred income taxes                                                   (101)    (114)    (181)
Unrealized (gains) losses in earnings - net                                             18       (2)     (41)
Capitalized interest                                                                   (15)     (15)      (2)
CHANGE IN:
   Hybrid securities, at fair value                                                     --      (22)      --
   Accrued investment income                                                             1      (26)      (3)
   Amounts due to/from related parties                                                 (14)      33      (13)
   Worker's compensation claim reserve, net                                             --       --     (331)
   Reinsurance receivables                                                               3       24       16
   Deferral of deferred policy acquisition costs                                       (39)     (86)     (83)
   Deferral of sales inducements                                                        (1)      --       --
   Income taxes currently receivable/payable                                           (43)     128       64
   Other assets                                                                        (32)      18       37
   Future policy benefits                                                              274       (3)      (4)
   Other policyholders' funds                                                          (43)     (12)     (10)
   Other liabilities                                                                   100        4       27
Other, net                                                                              (1)      (2)      23
                                                                                   -------  -------  -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                       553      315      240
                                                                                   -------  -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities, available for sale                                    (3,828)  (7,103)  (3,134)
   Mortgage and other loans                                                           (312)    (265)     (32)
   Other investments, excluding short-term investments                                (406)    (297)     (93)
Sales of:
   Fixed maturity securities, available for sale                                     2,724    2,157    1,998
   Equity securities                                                                     5        9       12
   Other investments, excluding short-term investments                                 133       79       85
Redemptions and maturities of:
   Fixed maturity securities, available for sale                                     1,553    1,508      909
   Mortgage and other loans                                                             93       94       49
   Other investments, excluding short-term investments                                 160       42        7
Purchases of property, equipment and software                                           (1)      (1)      --
Change in short-term investments                                                      (849)   2,566     (630)
                                                                                   -------  -------  -------
       NET CASH USED IN INVESTING ACTIVITIES                                       $  (728) $(1,211) $  (829)
                                                                                   -------  -------  -------

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                     STATEMENTS OF CASH FLOWS (Continued)


                                                               Years ended December 31,
                                                               -----------------------
                                                                 2012    2011    2010
                                                               -------  ------  ------
                                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                  $   699  $1,934  $1,604
Policyholder account withdrawals                                (1,054)   (669)   (636)
Net exchanges from separate accounts                               (57)    (21)    (10)
Claims and annuity payments                                         (6)   (237)   (372)
Change in securities lending payable                               784      --      --
Net receipts from (repayments of) other short-term financings       10       6      (4)
Cash overdrafts                                                      4       8      --
Return of capital                                                 (221)   (116)     --
                                                               -------  ------  ------
   NET CASH PROVIDED BY FINANCING ACTIVITIES                       159     905     582
                                                               -------  ------  ------
INCREASE (DECREASE) IN CASH                                        (16)      9      (7)
CASH AT BEGINNING OF PERIOD                                         31      22      29
                                                               -------  ------  ------
CASH AT END OF PERIOD                                          $    15  $   31  $   22
                                                               =======  ======  ======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                              $    86  $   18  $   27
Interest (received) paid                                       $   (13) $   --  $   51
Non-cash activity:
Sales inducements credited to policyholder contract deposits   $    23  $   28  $   24
Other various non-cash contributions                           $    --  $    1  $    1

                See accompanying notes to financial statements

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York ("US Life" or the "Company") is a direct, wholly-owned subsidiary of AGC Life Insurance Company (the "Parent"), which is in turn an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual fixed and variable annuity and life products, group insurance and certain credit products. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in American Samoa, U.S. Virgin Islands, and Guam.

Individual annuity products offered by the Company include fixed and equity-indexed annuities, immediate annuities, terminal funding annuities, structured settlement contracts and annuities directed at the market for tax-deferred, long-term savings products. These individual annuity products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions, affiliated and independent broker-dealers and full-service securities firms.

The individual life insurance products include universal life, term life, whole life and interest sensitive whole life. These individual life products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions. The Company also provides products for certain international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective December 31, 2011, First SunAmerica Life Insurance Company ("FSA"), a subsidiary of the former SunAmerica Life Insurance Company ("SALIC"), merged with US Life, the surviving entity.

Effective December 31, 2012, SALIC merged into the American General Life Insurance Company ("AGL"), along with several other insurance companies within AIG's Life and Retirement segment (the "Merger"). The primary purpose of the Merger was to reduce costs, complexity and regulatory requirements by reducing the number of separate legal entities. The Merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying financial statements include the financial position, results of operations and cash flows of FSA for all periods presented.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Effective December 31, 2010, American International Life Assurance Company of New York ("AIL"), a subsidiary of AIG, merged with US Life, the surviving entity. The primary purpose of the merger was to reduce costs, complexity and regulatory requirements by reducing the number of separate legal entities. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying financial statements include the financial position, results of operations and cash flows of AIL for all periods presented.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers the accounting policies that are most dependent on the application of estimates and assumptions to be those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  policyholder contract deposits;

    . recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets; and

    .  fair value measurement of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

Revision of Prior Year Financial Statements

The Balance Sheet as of December 31, 2011, and the Statements of Comprehensive Income and Statements of Shareholder's Equity for the periods ending
December 31, 2011 and 2010, were revised to correct the amortization factors that were used to calculate shadow DAC and shadow sales inducements on a certain block of business. These revisions were not considered to be material, individually or in aggregate to previously issued financial statements. There was no effect to the Statements of Income, or the Statement of Cash Flows.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following tables reflect this revision and its effect on line items in the financial statements for 2011 and 2010 as follows:

As of and for the year ended December 31, 2011:

                                                              As previously
                                                                reported     Adjustment   As revised
                                                              ------------- ------------- ----------
                                                                            (In Millions)
Balance Sheet
Deferred policy acquisition costs                                $   504        $(76)      $   428
Deferred sales inducements                                            93         (25)           68
Deferred tax asset                                                    10          35            45
Total Assets                                                      24,900         (66)       24,834
Accumulated other comprehensive income                               419         (66)          353
Total Shareholder's Equity                                         3,538         (66)        3,472
Total Liabilities and Shareholder's Equity                        24,900         (66)       24,834
Statements of Comprehensive Income
Adjustment to deferred policy acquisition costs and deferred
  sales inducements                                                   (8)        (51)          (59)
Deferred income tax benefit on above changes                           3          18            21
Other comprehensive income                                           123         (33)           90
Comprehensive income                                                 372         (33)          339
Statement of Shareholder's Equity
Accumulated other comprehensive income:
Balance at beginning of year                                         296         (33)          263
Adjusted balance at beginning of year                                296         (33)          263
Other comprehensive income                                           123         (33)           90
Balance at end of year                                               419         (66)          353
Total Shareholder's Equity                                         3,538         (66)        3,472

As of and for the year ended December 31, 2010:

                                                              As previously                 As
                                                                reported     Adjustment   revised
                                                              ------------- ------------- -------
                                                                            (In Millions)
Statements of Comprehensive Income
Adjustment to deferred policy acquisition costs and deferred
  sales inducements                                              $ (185)        $(50)     $ (235)
Deferred income tax benefit on above changes                         72           17          89
Other comprehensive income                                          315          (33)        282
Comprehensive income                                                725          (33)        692
Statement of Shareholder's Equity
Accumulated other comprehensive income:
Balance at beginning of year                                        (19)          --         (19)
Adjusted balance at beginning of year                               (15)          --         (15)
Other comprehensive income                                          311          (33)        278
Balance at end of year                                              296          (33)        263
Total Shareholder's Equity                                        3,281          (33)      3,248

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, guaranteed renewable term life, limited payment and investment contracts. Long duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical, credit and disability policies. These contracts provide insurance protection for a fixed period of short duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2012 or 2011.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (loss), net of deferred taxes and an adjustment to DAC and deferred sales inducements, in shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired ("PCI") securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's previous economic interest in Maiden Lane II LLC ("ML II"), which was carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Impairment Policy

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income).

When estimating future cash flows for a structured fixed maturity security (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income. Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on such impaired loans is recognized as cash is received.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a three percent interest (five percent in 2011) are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a three percent or greater interest or less than three percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include the Company's carrying value of its ownership in the Federal Home Loan Bank ("FHLB") of New York.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate and foreign currency swaps, options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues or has issued equity-indexed universal life and annuity products that offer optional guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum account value ("GMAV") living benefits. These types of guarantees are considered embedded derivatives that are required to be bifurcated from the host

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

contract and carried at fair value. The Company purchases exchange traded and over-the-counter options and exchange traded futures from various indicies to offset the increase in its liabilities resulting from the indexed features of these products. Exchange traded options and futures are marked to market using observable market quotes, while the over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company issues or has issued certain variable annuity products that offer optional guaranteed living benefits which are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded and over-the-counter options and exchange traded futures. Exchange traded options and futures are marked to market using observable market quotes while over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs.

See Note 5 for further discussion of embedded derivatives.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the balance sheets as derivative assets or derivative liabilities. The fair value of the embedded derivatives is reflected in policyholder contract deposits in the balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the statements of income.

See Notes 3 and 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses.

DAC for certain investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC on certain products equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. For long-duration traditional business, if

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

such reinvestment would not be sufficient to recover DAC, and meet policyholder obligations, an adjustment to DAC and additional future policy benefits for those products is recorded using best estimates that incorporate a review of assumptions regarding mortality, morbidity, persistency, maintenance expenses and investment returns. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income. DAC related to certain investment-oriented business sold on AIL paper prior to its December 31, 2010 merger with US Life was not adjusted for changes in net unrealized gains or losses.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.0 percent. For the Company's variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 7.5 percent.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policyholders on certain of its products. The sales inducements provided to the variable annuity policyholders are primarily reflected in the separate account liability on the balance sheets. All other sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the balance sheets. The cost of such sales inducements is deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statements of income.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefits ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or (ii) a guaranteed minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for GMDB are included in policyholder benefits in the statements of income. The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis.

Waiver of premium reserves for life insurance are based primarily on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral and the average is approximately 5.15 percent.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gains (losses) in the statements of income.

GMWB is a feature the Company offers on certain variable annuity products. If available and elected by the policyholder at the time of contract issuance and subject to the specific provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is based off of a guaranteed benefit base, the amount of which is determined by the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying policyholder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the second quarter of 2004 to May 2009. If available and elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying policyholder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of policyholder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique was modified during 2010, primarily with respect to the discount rates applied to certain projected benefits payments. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives.

Equity-indexed annuities and equity-indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience-rated group products and liabilities for premiums received in advance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90% of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income. The Company's participating business has not been profitable and has resulted in an asset, rather than a liability balance. Such assets or receivable balances are not recognized for financial reporting purposes at December 31, 2012 or 2011.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized as revenue when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the statements of income.

Premiums on accident and health policies and credit products are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums. The Company estimates and accrues group and credit premiums due but not yet collected.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value and investments for which the fair value option has been elected.

    . Earnings from private equity funds and hedge fund investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected), real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected) and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivative assets and liabilities.

INSURANCE CHARGES AND OTHER

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the statements of income. As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the Financial Accounting Standards Board ("FASB") issued an accounting standard that allows a company the option to first assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. A company is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the company determines it is more likely than not the asset is impaired.

The standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. While early adoption was permitted, the Company adopted the standard on its required effective date of January 1, 2013. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In February 2013, the FASB issued guidance that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The guidance applies to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard is effective for fiscal years and interim periods beginning on or after January 1, 2013, and will be applied retrospectively to all comparative periods presented. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Comprehensive Income

In February 2013, the FASB issued guidance on the presentation requirements for items reclassified out of accumulated other comprehensive income. Companies will be required to disclose the effect of significant items reclassified out of accumulated other comprehensive income on the respective line items of net income or provide a cross-reference to other disclosures currently required under GAAP for relevant items.

The standard is effective for annual and interim reporting periods beginning after December 15, 2012. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2012:

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The Company adopted the standard retrospectively on January 1, 2012.

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

The method the Company uses to amortize DAC did not change as a result of the adoption of the standard.

The adoption of the standard resulted in an increase to beginning of period accumulated deficit for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, the Company revised its historical financial statements and accompanying notes in the financial statements for the changes in DAC and associated changes in acquisitions expenses and income taxes.

The following table presents amounts previously reported as of December 31, 2011, to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the balance sheet.

                                                        As Reported
                                                        w. revisions Effect of As Currently
                                                        (see Note 2)  Change     Reported
DECEMBER 31, 2011                                       ------------ --------- ------------
                                                                   (in Millions)
Balance Sheet:
   Deferred policy acquisition cost                       $   482      $(54)     $   428
   Deferred sales inducements                                  70        (2)          68
   Income tax receivable                                       35        10           45
   Total assets                                            24,880       (46)      24,834
   Income tax payable                                          56       (10)          46
   Total liabilities                                       21,372       (10)      21,362
   Accumulated deficit                                       (803)      (43)        (846)
   Accumulated other comprehensive income                     346         7          353
   Total shareholder's equity                               3,508       (36)       3,472
   Total liabilities and shareholder's equity              24,880       (46)      24,834

The following tables present amounts previously reported for the years ended December 31, 2011 and 2010 to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the statements of income and statements of cash flows.

                                                           As Previously Effect of As Currently
                                                             Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2011                               ------------- --------- ------------
                                                                      (in Millions)
Statement of Income:
   Amortization of deferred policy acquisition costs          $  103       $(10)      $   93
   Amortization of deferred sales inducements                     28          1           29
   General and administrative expenses, net of deferrals         131         13          144
   Total benefits and expenses                                 1,785          4        1,789
   Income before income tax benefit                              250         (4)         246
   Income tax benefit                                             (2)        (1)          (3)
   Net income                                                    252         (3)         249

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                           As Previously Effect of As Currently
                                                             Reported     Change     Reported
                                                           ------------- --------- ------------
                                                                      (in Millions)
YEAR ENDED DECEMBER 31, 2010
Statement of Income:
   Amortization of deferred policy acquisition costs          $   85       $(13)      $   72
   General and administrative expenses, net of deferrals         185         12          197
   Total benefits and expenses                                 1,630         (1)       1,629
   Income before income tax benefit                              225          1          226
   Net income                                                    409          1          410

Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of net cash flows provided by operating activities.

                                                       As Previously Effect of As Currently
                                                         Reported     Change     Reported
                                                       ------------- --------- ------------
                                                                  (in Millions)
YEAR ENDED DECEMBER 31, 2011
Cash flows from operating activities:
   Net income                                              $252        $ (3)       $249
   Amortization of deferred policy acquisition costs        103         (10)         93
   Amortization of deferred sales inducements                28           1          29
   Deferral of deferred policy acquisition costs            (94)          8         (86)
   Income taxes currently receivable/payable                126           2         128

                                                       As Previously Effect of As Currently
                                                         Reported     Change     Reported
                                                       ------------- --------- ------------
                                                                  (in Millions)
YEAR ENDED DECEMBER 31, 2010
Cash flows from operating activities:
   Net income                                              $ 409       $  1       $ 410
   Amortization of deferred policy acquisition costs          85        (13)         72
   Provision for deferred income taxes                      (182)         1        (181)
   Deferral of deferred policy acquisition costs             (90)         7         (83)
   Income taxes currently receivable/payable                  62          2          64

Reconsideration of Effective Control for Secured Borrowings

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The guidance in the standard was required to be applied prospectively to transactions or modifications that occur on or after January 1, 2012.

Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. The measurement and disclosure requirements under GAAP and IFRS are now generally consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value measurement and disclosure guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. The guidance clarifies existing guidance on the application of fair value measurements, changes certain principles or requirements for measuring fair value, and requires significant additional disclosures for Level 3 valuation inputs. The new disclosure requirements were applied prospectively. The standard became effective for the Company beginning January 1, 2012. The standard did not have any effect on the Company's financial condition, results of operations or cash flows. See Note 3 herein.

Presentation of Comprehensive Income

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The standard became effective beginning January 1, 2012 with retrospective application required. The standard did not have any effect on the Company's financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

Fair Value Measurements and Disclosures

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

Consolidation of Investments in Separate Accounts

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows. See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of Variable Interest Entities ("VIE")

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

Accounting for Embedded Credit Derivatives

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

.. Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

.. The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

.. Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

   based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities--Trading and Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third-party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market--observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities - Available for Sale and Trading

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the statements of income and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain
(i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with equity-indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment also reflects a market participant's view of the Company's claims-paying ability and incorporates an additional spread to the swap curve used to value embedded policy derivatives.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

At December 31, 2012

                                                      Level 1  Level 2  Level 3 Total Fair Value
                                                     -------- -------- -------- ----------------
                                                                    (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                         $ --   $   115   $   --      $   115
   Foreign government                                    --       503       --          503
   States, territories & political subdivisions          --       375      136          511
   Corporate debt                                        --    15,265      203       15,468
   RMBS                                                  --     1,493    1,062        2,555
   CMBS                                                  --       348      652        1,000
   CDO/ABS                                               --       498      767        1,265
                                                       ----   -------   ------      -------
Total fixed maturity securities, available for sale      --    18,597    2,820       21,417
                                                       ----   -------   ------      -------
Hybrid securities:
   RMBS                                                  --        33        6           39
   CMBS                                                  --        --       11           11
   CDO/ABS                                               --         9        9           18
                                                       ----   -------   ------      -------
Total hybrid securities                                  --        42       26           68
                                                       ----   -------   ------      -------
Equity securities, available for sale:
   Preferred stocks                                      --        --        4            4
                                                       ----   -------   ------      -------
Total equity securities, available for sale              --        --        4            4
                                                       ----   -------   ------      -------
Partnerships and other invested assets (a)               --        55       37           92
Short-term investments (b)                                3       688       --          691
Derivative assets:
   Equity contracts                                       4        --       --            4
                                                       ----   -------   ------      -------
Total derivative assets                                   4        --       --            4
                                                       ----   -------   ------      -------
Separate account assets                                 970       165       --        1,135
                                                       ----   -------   ------      -------
       Total                                           $977   $19,547   $2,887      $23,411
                                                       ====   =======   ======      =======
LIABILITIES:
Policyholder contract deposits (c)                     $ --   $    --   $   59      $    59
Derivative liabilities:
   Foreign exchange contracts                            --        16       --           16
                                                       ----   -------   ------      -------
Total derivative liabilities                             --        16       --           16
                                                       ----   -------   ------      -------
       Total                                           $ --   $    16   $   59      $    75
                                                       ====   =======   ======      =======

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2011

                                                     Level 1 Level 2 Level 3 Total Fair Value
                                                     ------- ------- ------- ----------------
                                                                  (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                        $124   $   122 $   --      $   246
   Foreign government                                   --       246     --          246
   States, territories & political subdivisions         --       264    164          428
   Corporate debt                                       --    15,003    165       15,168
   RMBS                                                 --     1,753  1,013        2,766
   CMBS                                                 --       267    544          811
   CDO/ABS                                              --       479    507          986
                                                      ----   ------- ------      -------
Total fixed maturity securities, available for sale    124    18,134  2,393       20,651
                                                      ----   ------- ------      -------
Fixed maturity securities, trading:
   CDO/ABS                                              --        --    111          111
                                                      ----   ------- ------      -------
Total fixed maturity securities, trading                --        --    111          111
                                                      ----   ------- ------      -------
Hybrid securities:
   RMBS                                                 --         6      8           14
   CDO/ABS                                              --         8      9           17
                                                      ----   ------- ------      -------
Total hybrid securities                                 --        14     17           31
                                                      ----   ------- ------      -------
Equity securities, available for sale:
   Common stocks                                        --        --      1            1
   Preferred stocks                                     --         5     --            5
                                                      ----   ------- ------      -------
Total equity securities, available for sale             --         5      1            6
                                                      ----   ------- ------      -------
Partnerships and other invested assets (a)              --       148     36          184
Short-term investments (b)                              --        58     --           58
Derivative assets:
   Interest rate contracts                               2        --     --            2
   Equity contracts                                      7        --     --            7
                                                      ----   ------- ------      -------
Total derivative assets                                  9        --     --            9
                                                      ----   ------- ------      -------
Separate account assets                                751        --     --          751
                                                      ----   ------- ------      -------
       Total                                          $884   $18,359 $2,558      $21,801
                                                      ====   ======= ======      =======
LIABILITIES:
Policyholder contract deposits (c)                    $ --   $    -- $   44      $    44
Derivative liabilities:
   Foreign exchange contracts                           --         9     --            9
                                                      ----   ------- ------      -------
Total derivative liabilities                            --         9     --            9
                                                      ----   ------- ------      -------
       Total                                          $ --   $     9 $   44      $    53
                                                      ====   ======= ======      =======

(a) Amounts presented for partnerships and other invested assets in the tables above differ from the amounts presented in the balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(b) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $263 million and $47 million at December 31, 2012 and 2011, respectively.
(c) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2012 and 2011, Level 3 assets were 10.7 percent and 10.3 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.2 percent of total liabilities, respectively.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2012 and 2011 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income during 2012 and 2011 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2012 and 2011:



                                                             Net
                                                           Realized
                                                             and                    Purchases,
                                                          Unrealized                  Sales,
                                                  Fair      Gains     Accumulated   Issuances                        Fair
                                                  Value    (Losses)      Other         and        Gross     Gross   Value
                                                Beginning  included  Comprehensive Settlements, Transfers Transfers End of
December 31, 2012                                of Year  in Income  Income (Loss)     Net         In        Out     Year
-----------------                               --------- ---------- ------------- ------------ --------- --------- ------
                                                                                     (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political
     subdivisions                                $  164      $  4        $  7         $ (10)      $ 10      $ (39)  $  136
   Corporate debt                                   165        (6)          1            35        152       (144)     203
   RMBS                                           1,013        60         181           (96)        43       (139)   1,062
   CMBS                                             544        (2)         81            29          9         (9)     652
   CDO/ABS                                          507        10          29           260         63       (102)     767
                                                 ------      ----        ----         -----       ----      -----   ------
Total fixed maturity securities, available for
  sale                                            2,393        66         299           218        277       (433)   2,820
                                                 ------      ----        ----         -----       ----      -----   ------
Fixed maturity securities, trading:
   CDO/ABS                                          111        38         (18)         (131)        --         --       --
                                                 ------      ----        ----         -----       ----      -----   ------
Total fixed maturity securities, trading            111        38         (18)         (131)        --         --       --
                                                 ------      ----        ----         -----       ----      -----   ------
Hybrid securities:
   RMBS                                               8         1          --            (2)        --         (1)       6
   CMBS                                              --         1          --            10         --         --       11
   CDO/ABS                                            9       (85)         --            85         --         --        9
                                                 ------      ----        ----         -----       ----      -----   ------
Total hybrid securities                              17       (83)         --            93         --         (1)      26
                                                 ------      ----        ----         -----       ----      -----   ------
Equity securities, available for sale:
   Common stocks                                      1        --          --            (1)        --         --       --
   Preferred stocks                                  --        --           2             2         --         --        4
                                                 ------      ----        ----         -----       ----      -----   ------
Total equity securities, available for sale           1        --           2             1         --         --        4
                                                 ------      ----        ----         -----       ----      -----   ------
Partnerships and other invested assets               36         2           6            15         --        (22)      37
                                                 ------      ----        ----         -----       ----      -----   ------
       Total                                     $2,558      $ 23        $289         $ 196       $277      $(456)  $2,887
                                                 ------      ----        ----         -----       ----      -----   ------
LIABILITIES:
Policyholder contract deposits                   $  (44)     $(10)       $ --         $  (5)      $ --      $  --   $  (59)

                                                Changes in
                                                Unrealized
                                                   Gains
                                                 (Losses)
                                                Included in
                                                 Income on
                                                Instruments
                                                  Held at
                                                  End of
December 31, 2012                                  Year
-----------------                               -----------

ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political
     subdivisions                                   $--
   Corporate debt                                    --
   RMBS                                              --
   CMBS                                              --
   CDO/ABS                                           --
                                                    ---
Total fixed maturity securities, available for
  sale                                               --
                                                    ---
Fixed maturity securities, trading:
   CDO/ABS                                           --
                                                    ---
Total fixed maturity securities, trading             --
                                                    ---
Hybrid securities:
   RMBS                                              --
   CMBS                                               1
   CDO/ABS                                           --
                                                    ---
Total hybrid securities                               1
                                                    ---
Equity securities, available for sale:
   Common stocks                                     --
   Preferred stocks                                  --
                                                    ---
Total equity securities, available for sale          --
                                                    ---
Partnerships and other invested assets               --
                                                    ---
       Total                                        $ 1
                                                    ---
LIABILITIES:
Policyholder contract deposits                      $--

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                                                 Changes in
                                                                                                                 Unrealized
                                                  Net                                                               Gains
                                                Realized                                                          (Losses)
                                                  and                    Purchases,                              Included in
                                               Unrealized                  Sales,                                 Income on
                                       Fair      Gains     Accumulated   Issuances                        Fair   Instruments
                                       Value    (Losses)      Other         and        Gross     Gross   Value     Held at
                                     Beginning  included  Comprehensive Settlements, Transfers Transfers End of    End of
December 31, 2011                     of Year  in Income  Income (Loss)     Net         In        Out     Year      Year
-----------------                    --------- ---------- ------------- ------------ --------- --------- ------  -----------
                                                                          (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories & political
     subdivisions                     $   34      $ --        $ 24          $114       $ --      $  (8)  $  164      $--
   Corporate debt                        203         4          (2)           10        258       (308)     165       --
   RMBS                                  523       (34)         30           399         95         --    1,013       --
   CMBS                                  503        (8)         19            49         --        (19)     544       --
   CDO/ABS                               429        24         (13)           51         89        (73)     507       --
                                      ------      ----        ----          ----       ----      -----   ------      ---
Total fixed maturity securities,
  available for sale                   1,692       (14)         58           623        442       (408)   2,393       --
                                      ------      ----        ----          ----       ----      -----   ------      ---
Fixed maturity securities,
  trading:
   CDO/ABS                               107         4          --            --         --         --      111        1
                                      ------      ----        ----          ----       ----      -----   ------      ---
Total fixed maturity securities,
  trading                                107         4          --            --         --         --      111        1
                                      ------      ----        ----          ----       ----      -----   ------      ---
Hybrid securities:
   RMBS                                   --        --          --             8         --         --        8       --
   CDO/ABS                                --        (1)         --            18         --         (8)       9       (1)
                                      ------      ----        ----          ----       ----      -----   ------      ---
Total hybrid securities                   --        (1)         --            26         --         (8)      17       (1)
                                      ------      ----        ----          ----       ----      -----   ------      ---
Equity securities, available
  for sale:
   Common stocks                           2         1          --            (2)        --         --        1       --
                                      ------      ----        ----          ----       ----      -----   ------      ---
Total equity securities,
  available for sale                       2         1          --            (2)        --         --        1       --
                                      ------      ----        ----          ----       ----      -----   ------      ---
Partnerships and other
  invested assets                         32        (1)          1             5         --         (1)      36       --
                                      ------      ----        ----          ----       ----      -----   ------      ---
       Total                          $1,833      $(11)       $ 59          $652       $442      $(417)  $2,558      $--
                                      ------      ----        ----          ----       ----      -----   ------      ---
LIABILITIES :
Policyholder contract deposits        $  (19)     $(18)       $ --          $ (7)      $ --      $  --   $  (44)     $--

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the statements of income as follows:

                                                             Net
                                                           Realized
                                                  Net     Investment
                                               Investment   Gains
At December 31, 2012                             Income    (Losses)  Total
--------------------                           ---------- ---------- -----
                                                      (In Millions)
Fixed maturity securities, available for sale     $100       $(34)   $ 66
Fixed maturity securities, trading                  38         --      38
Hybrid securities                                  (83)        --     (83)
Partnerships and other invested assets               2         --       2
Policyholder contract deposits                      --        (10)    (10)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                               Net Realized
                                               Net Investment   Investment
At December 31, 2011                               Income     Gains (Losses) Total
--------------------                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale       $87           $(101)     $(14)
Fixed maturity securities, trading                    4              --         4
Hybrid securities                                    (1)             --        (1)
Equity securities, available for sale                --               1         1
Partnerships and other invested assets               --              (1)       (1)
Policyholder contract deposits                       --             (18)      (18)

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                   Purchases,
                                                                                     Sales,
                                                                                   Issuances
                                                                                      and
                                                                                  Settlements,
December 31, 2012                                    Purchases Sales  Settlements   Net (a)
-----------------                                    --------- -----  ----------- ------------
                                                                   (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions        $ 18    $ (18)    $ (10)      $ (10)
   Corporate debt                                       125      (61)      (29)         35
   RMBS                                                 127      (45)     (178)        (96)
   CMBS                                                  80      (15)      (36)         29
   CDO/ABS                                              348       --       (88)        260
                                                       ----    -----     -----       -----
Total fixed maturity securities, available for sale     698     (139)     (341)        218
                                                       ----    -----     -----       -----
Fixed maturity securities, trading:
   CDO/ABS                                               --       --      (131)       (131)
                                                       ----    -----     -----       -----
Total fixed maturity securities, trading                 --       --      (131)       (131)
                                                       ----    -----     -----       -----
Hybrid securities:
   RMBS                                                  --       --        (2)         (2)
   CMBS                                                  10       --        --          10
   CDO/ABS                                              101       (9)       (7)         85
                                                       ----    -----     -----       -----
Total hybrid securities                                 111       (9)       (9)         93
                                                       ----    -----     -----       -----
Equity securities, available for sale:
   Common stocks                                         --       (1)       --          (1)
   Preferred stocks                                       1        1        --           2
                                                       ----    -----     -----       -----
Total equity securities, available for sale               1       --        --           1
                                                       ----    -----     -----       -----
Partnerships and other invested assets                   31       --       (16)         15
                                                       ----    -----     -----       -----
       Total                                           $841    $(148)    $(497)      $ 196
                                                       ----    -----     -----       -----
LIABILITIES:
Policyholder contract deposits                         $ --    $  (3)    $  (2)      $  (5)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                  Purchases,
                                                                                    Sales,
                                                                                  Issuances
                                                                                     and
                                                                                 Settlements,
December 31, 2011                                    Purchases Sales Settlements   Net (a)
-----------------                                    --------- ----- ----------- ------------
                                                                  (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions       $  114   $ --     $  --        $114
   Corporate debt                                         50     --       (40)         10
   RMBS                                                  531     --      (132)        399
   CMBS                                                   76     --       (27)         49
   CDO/ABS                                               270     (8)     (211)         51
                                                      ------   ----     -----        ----
Total fixed maturity securities, available for sale    1,041     (8)     (410)        623
                                                      ------   ----     -----        ----
Hybrid securities:
   RMBS                                                    9     --        (1)          8
   CDO/ABS                                                18     --        --          18
                                                      ------   ----     -----        ----
Total hybrid securities                                   27     --        (1)         26
                                                      ------   ----     -----        ----
Equity securities, available for sale:
   Common stocks                                          --     (2)       --          (2)
                                                      ------   ----     -----        ----
Total equity securities, available for sale               --     (2)       --          (2)
                                                      ------   ----     -----        ----
Partnerships and other invested assets                    10     --        (5)          5
                                                      ------   ----     -----        ----
       Total                                          $1,078   $(10)    $(416)       $652
                                                      ------   ----     -----        ----
LIABILITIES:
Policyholder contract deposits                        $   --   $ (5)    $  (2)       $ (7)

(a)  There were no issuances during the year ended December 31, 2012 and 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2012 and 2011 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the year ended December 31, 2012, transfers into Level 3 included certain RMBS, CMBS, CDO/ABS, private placement corporate debt and certain private equity funds and hedge funds. Transfers of certain RMBS and certain CDO/ABS into Level 3 were related to decreased observations of market transactions and price information for those securities. The transfers of investments in certain other RMBS and CMBS into Level 3 were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers of private placement corporate debt and certain other ABS into Level 3 were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity. Certain private equity fund and hedge fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's influence over the respective investments. Other hedge fund investments were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2012, transfers out of Level 3 assets primarily related to certain RMBS, ABS, investments in private placement corporate debt and private equity funds and hedge funds. Transfers of certain RMBS out of Level 3 assets were based on consideration of the market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of ABS and private placement corporate debt out of Level 3 assets were primarily the result of the Company using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The removal of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting based on our level of influence over the respective investments, resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2012.

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from pricing vendors and from internal valuation models. Because input information with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                  Fair Value at                                                               Range
                                December 31, 2012 Valuation Technique     Unobservable Input (a)      (Weighted Average)(a)
                                ----------------- -------------------- ----------------------------- ------------------------
                                  (In Millions)
Assets:
RMBS                                  $939        Discounted cash flow  Constant prepayment rate (c)   0.00% - 13.37% (6.50%)
                                                                                   Loss severity (c) 39.93% - 77.71% (58.82%)
                                                                           Constant default rate (c)   2.48% - 12.17% (7.33%)
                                                                                           Yield (c)    2.87% - 9.87% (6.37%)
Certain CDO/ABS                        273        Discounted cash flow  Constant prepayment rate (c)  0.00% - 37.52% (13.11%)
                                                                                           Yield (c)    0.43% - 5.28% (2.86%)
CMBS                                   306        Discounted cash flow                     Yield (b)  0.00% - 31.10% (12.21%)
LIABILITIES:
Policyholder contract deposits          59        Discounted cash flow Equity implied volatility (b)           6.00% - 39.00%
                                                                                Base lapse rates (b)           1.00% - 40.00%
                                                                             Dynamic lapse rates (b)           0.20% - 60.00%
                                                                                 Mortality rates (b)           0.50% - 40.00%
                                                                               Utilization rates (b)           0.50% - 25.00%

(a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c) Information received from independent third-party valuation service providers.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The ranges of reported inputs for RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of +/- one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), constant default rates ("CDR"), loss severity, and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in yield, CPR, CDR, and loss severity, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, mainly GMWB for variable annuity products, are equity volatility, mortality rates, lapse rates and utilization rates. Mortality, lapse and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the GMWB.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                             December 31, 2012       December 31, 2011
                                                                          ----------------------- -----------------------
                                                                          Fair Value              Fair Value
                                                                           Using Net   Unfunded    Using Net   Unfunded
                                 Investment Category Includes             Asset Value Commitments Asset Value Commitments
                       -------------------------------------------------- ----------- ----------- ----------- -----------
INVESTMENT CATEGORY                                                                        (In Millions)
Private equity funds:
   Leveraged buyout    Debt and/or equity investments made as part of         $28         $10        $ 25         $14
                       a transaction in which assets of mature
                       companies are acquired from the current
                       shareholders, typically with the use of financial
                       leverage.
   Non-U.S.            Investments that focus primarily on Asian and           --          --           2           2
                       European based buyouts, expansion capital,
                       special situations, turnarounds, venture capital,
                       mezzanine and distressed opportunities
                       strategies.
   Venture capital     Early-stage, high-potential, growth companies            4          --           2           2
                       expected to generate a return through an
                       eventual realization event, such as an initial
                       public offering or sale of the company.
   Other               Real estate, energy, multi-strategy, mezzanine,          5          19           5          21
                       and industry-focused strategies.
                                                                              ---         ---        ----         ---
Total private equity funds                                                     37          29          34          39
                                                                              ---         ---        ----         ---
Hedge funds:
   Long-short          Securities that the manager believes are                --          --          63          --
                       undervalued, with corresponding short
                       positions to hedge market risk.
   Other               Non-U.S. companies, futures and commodities,            55          --          85          --
                       macro and multi-strategy and industry-focused
                       strategies.
                                                                              ---         ---        ----         ---
Total hedge funds                                                              55          --         148          --
                                                                              ---         ---        ----         ---
Total                                                                         $92         $29        $182         $39
                                                                              ===         ===        ====         ===

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2012, assuming average original expected lives of 10 years for the funds, 10 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 70 percent between three and seven years and 20 percent between seven and 10 years.

At December 31, 2012, hedge fund investments included above are all redeemable semi-annually with redemption notices ranging from 60 days to 180 days. All require redemption notices of less than 90 days. None of the hedge fund investments can be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2013. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Fair Value Option - Fixed Maturity Securities, Trading and Hybrid Securities

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $21 million, $4 million and $44 million in the years ended December 31, 2012, 2011 and 2010, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income.

The Company has elected fair value accounting for its hybrid securities. Net unrealized gains (losses) included in net investment income on the consolidated statements of income were $8 million and $(1) million for the years ended December 31, 2012 and 2011, respectively. The Company did not invest in any hybrid securities in 2010.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date, or in some cases, based on the present value of the loans using a discounted cash flow model.

Partnerships and Other Invested Assets

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                             Estimated Fair Value
                                        -------------------------------
                                                                        Carrying
                                        Level 1 Level 2 Level 3  Total   Value
                                        ------- ------- ------- ------- --------
                                                     (In Millions)
December 31, 2012
ASSETS
Mortgage and other loans receivable       $--    $ 54   $ 1,721 $ 1,775 $ 1,622
Policy loans                               --      --       224     224     224
Partnerships and other invested assets     --      10        --      10      10
Short-term investments                     --     263        --     263     263
Cash                                       15      --        --      15      15
LIABILITIES
Policyholder contract deposits (a)         --      --    13,693  13,693  11,815
December 31, 2011 (b)
ASSETS
Mortgage and other loans receivable                             $ 1,495 $ 1,379
Policy loans                                                        229     229
Partnerships and other invested assets                                5       5
Short-term investments                                               47      47
Cash                                                                 31      31
LIABILITIES
Policyholder contract deposits (a)                               12,258  12,220

(a) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.
(b) Estimated fair value measurement based on the levels of the inputs used is not required for 2011.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                Other-Than-
                                                                    Gross      Gross             Temporary
                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------- -----------
                                                                         (In Millions)
December 31, 2012
Fixed maturity securities, available for sale:
   U.S. government obligations                         $    97      $   18     $  --    $   115    $ --
   Foreign government                                      470          36        (3)       503      --
   States, territories & political subdivisions            449          64        (2)       511      --
   Corporate debt                                       13,766       1,752       (50)    15,468      11
   RMBS                                                  2,320         265       (30)     2,555     129
   CMBS                                                    961          85       (46)     1,000      26
   CDO/ABS                                               1,217          58       (10)     1,265       6
                                                       -------      ------     -----    -------    ----
Total fixed maturity securities, available for sale     19,280       2,278      (141)    21,417     172
Equity securities, available for sale:
   Preferred stocks                                          2           2        --          4      --
                                                       -------      ------     -----    -------    ----
Total equity securities, available for sale                  2           2        --          4      --
                                                       -------      ------     -----    -------    ----
Total                                                  $19,282      $2,280     $(141)   $21,421    $172
                                                       =======      ======     =====    =======    ====

                                                                                             Other-Than-
                                                     Amortized   Gross      Gross             Temporary
                                                      Cost or  Unrealized Unrealized  Fair   Impairments
                                                       Cost      Gains      Losses    Value  in AOCI (a)
                                                     --------- ---------- ---------- ------- -----------
                                                                        (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government obligations                        $   223    $   23     $  --    $   246    $ --
   Foreign government                                     203        43        --        246      --
   States, territories & political subdivisions           376        52        --        428      --
   Corporate debt                                      14,002     1,307      (141)    15,168       7
   RMBS                                                 2,774       132      (140)     2,766     (49)
   CMBS                                                   864        55      (108)       811      24
   CDO/ABS                                                993        26       (33)       986       8
                                                      -------    ------     -----    -------    ----
Total fixed maturity securities, available for sale    19,435     1,638      (422)    20,651     (10)
Equity securities, available for sale:
   Common stocks                                            1        --        --          1      --
   Preferred stocks                                         4         1        --          5      --
                                                      -------    ------     -----    -------    ----
Total equity securities, available for sale                 5         1        --          6      --
                                                      -------    ------     -----    -------    ----
Total                                                 $19,440    $1,639     $(422)   $20,657    $(10)
                                                      =======    ======     =====    =======    ====

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss). This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012 and 2011:

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ---------------   ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2012                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                    ------  ----------  -----  ---------- ------ ----------
                                                                        (In Millions)
Fixed maturity securities, available for sale:
   Foreign government                                $  153     $ (3)    $ --     $  --    $  153   $  (3)
   States, territories &political subdivisions           97       (2)      --        --        97      (2)
   Corporate debt                                     1,125      (28)     231       (22)    1,356     (50)
   RMBS                                                   5       --      185       (30)      190     (30)
   CMBS                                                  53       (3)     168       (43)      221     (46)
   CDO/ABS                                              242       (5)     128        (5)      370     (10)
                                                     ------     ----     ----     -----    ------   -----
Total fixed maturity securities, available for sale   1,675      (41)     712      (100)    2,387    (141)
                                                     ------     ----     ----     -----    ------   -----
Total                                                $1,675     $(41)    $712     $(100)   $2,387   $(141)
                                                     ======     ====     ====     =====    ======   =====

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2011                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                    ------  ----------  ------ ---------- ------ ----------
                                                                         (In Millions)
Fixed maturity securities, available for sale:
   Corporate debt                                    $1,370    $ (70)    $  537   $ (71)   $1,907   $(141)
   RMBS                                                 679      (64)       418     (76)    1,097    (140)
   CMBS                                                 277      (36)       193     (72)      470    (108)
   CDO/ABS                                              456      (19)        77     (14)      533     (33)
                                                     ------    -----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   2,782     (189)     1,225    (233)    4,007    (422)
                                                     ------    -----     ------   -----    ------   -----
Total                                                $2,782    $(189)    $1,225   $(233)   $4,007   $(422)
                                                     ======    =====     ======   =====    ======   =====

As of December 31, 2012, the Company held 523 individual fixed maturity and equity securities that were in an unrealized loss position, of which 186 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2012, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2012:

                                                             Total Fixed Maturity Available
                                                                   for Sale Securities
                                                             ------------------------------
                                                              Amortized        Fair
                                                                Cost            Value
                                                             ----------       -------
                                                                     (In Millions)
Due in one year or less                                       $   489         $   505
Due after one year through five years                           3,476           3,796
Due after five years through ten years                          5,848           6,507
Due after ten years                                             4,969           5,813
Mortgage-backed, asset-backed and collateralized securities     4,498           4,796
                                                              -------         -------
Total fixed maturity securities available for sale            $19,280         $21,417
                                                              =======         =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

The Company's investments at December 31, 2012 and 2011 did not include any investments in a single issuer that exceeded 10 percent of the Company's shareholder's equity.

Trading Securities

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company has determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred in 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $18 million on March 1, 2012 and additional cash receipts of $113 million on March 15, 2012 from ML II that consisted of $66 million, $9 million, and $38 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The total amount received of $131 million by the Company from ML II was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

Net unrealized gains (losses) included in the statements of income from fixed maturity securities classified as trading securities in 2012, 2011 and 2010 were $(18) million, $1 million and $41 million, respectively.

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                                             December 31, December 31,
                                                                 2012         2011
                                                             ------------ ------------
                                                                   (In Millions)
Invested assets on deposit:
   Regulatory agencies                                           $11          $15
Invested assets pledged as collateral:
   Advance agreements - Federal Home Loan Bank of New York        22            5

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these programs, the Company lends securities to financial institutions and receives collateral equal to 102 percent of the fair value of the loaned securities. Reinvestment of cash collateral received is restricted to highly liquid short-term investments. The Company is obligated to return the cash collateral received to its counterparties. Elements of the securities lending program are presented below as of December 31:

                                                        2012
                                                    -------------
                                                    (In Millions)
Securities on loan: (a)
   Amortized cost                                       $663
   Estimated fair value                                  758
Cash collateral on deposit from counterparties (b)       784
Reinvestment portfolio - estimated fair value            784

(a) Included within Fixed maturity securities, available for sale on the balance sheet.
(b) Included within Short-term investments on the balance sheet. Liability is reported in securities lending payable.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2012, the Company had direct U.S. commercial mortgage loan exposure of $1.6 billion. At that date, substantially all of the loans were current.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The commercial loan exposure by state and type of loan, at December 31, 2012, were as follows:

              # of                                                                % of
State         Loans Amount * Apartments Offices Retails Industrials Hotels Others Total
-----         ----- -------- ---------- ------- ------- ----------- ------ ------ -----
                                                    ($ In Millions)
New York        33   $  338     $ 39     $199    $ 27      $ 65      $ 3    $  5   21.7%
California      27      305       17      101      52        31       24      80   19.6%
New Jersey      15      156       93       11      28        --       17       7   10.0%
Texas           12       71       --       15      28        27       --       1    4.6%
Wisconsin       10       69       25        5      37         2       --      --    4.4%
Other states   119      618       75      143     132       145       35      88   39.7%
               ---   ------     ----     ----    ----      ----      ---    ----  -----
   Total       216   $1,557     $249     $474    $304      $270      $79    $181  100.0%
               ===   ======     ====     ====    ====      ====      ===    ====  =====

* Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                             Class
                                   # of                                                               %of
December 31, 2012                  Loans Apartments Offices Retails Industrials Hotels Others Total  Total
-----------------                  ----- ---------- ------- ------- ----------- ------ ------ ------ -----
                                                                ($In Millions)
Credit Quality Indicator:
In good standing..................  212     $249     $458    $304      $270      $79    $181  $1,541  99.0%
Restructured (a)..................    4       --       16      --        --       --      --      16   1.0%
90 days or less delinquent........   --       --       --      --        --       --      --      --   0.0%
>90 days delinquent or in process
  of foreclosure..................   --       --       --      --        --       --      --      --   0.0%
Total (b).........................  216     $249     $474    $304      $270      $79    $181  $1,557 100.0%
                                    ---     ----     ----    ----      ----      ---    ----  ------ -----
Valuation allowance...............          $  1     $  8    $ --      $  1      $--    $  6  $   16   1.0%
                                    ===     ====     ====    ====      ====      ===    ====  ====== =====

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)  Does not reflect valuation allowances.

The Company owns mortgages with a carrying value of $16 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation.

As discussed in Note 2 - Summary of Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreement, and a general reserve for probable incurred but not specifically identified losses.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company's mortgage and other loan valuation allowance activity are as follows:

                                                         2012  2011  2010
                                                         ----  ----  ----
                                                           (In Millions)
     Allowance, beginning of year                        $ 26  $ 44  $ 14
        Additions (reductions) to allowance for losses    (11)  (13)   44
        Charge-offs, net of recoveries                      1    (5)  (14)
                                                         ----  ----  ----
     Allowance, end of year                              $ 16  $ 26  $ 44
                                                         ====  ====  ====

The Company's impaired mortgage loans are as follows:

                                                       2012 2011 2010
                                                       ---- ---- ----
                                                       (In Millions)
          Impaired loans with valuation allowances     $ 9  $15  $22
          Impaired loans without valuation allowances   --   13   17
             Total impaired loans                        9   28   39
          Valuation allowances on impaired loans        (4)  (4)  (6)
                                                       ---  ---  ---
             Impaired loans, net                       $ 5  $24  $33
                                                       ===  ===  ===

The Company recognized $485 thousand, $2 million and $2 million in interest income on the above impaired mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively.

Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held no commercial mortgage loans that had been modified in a TDR at December 31, 2012. The Company held $25 million of commercial mortgage loans that had been modified in a TDR at December 31, 2011. The Company had no other loans that had been modified in a TDR. At December 31, 2012, these commercial mortgage loans had no related total allowances for credit losses. At
December 31, 2011, these commercial mortgage loans had related total allowances for credit losses of $3 million The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to its 2012 restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


PARTNERSHIPS

Investments in partnerships totaled $505 million and $317 million at December 31, 2012 and 2011, respectively, and were comprised of 42 partnerships and 35 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                             2012    2011    2010
                                            ------  ------  ------
                                                 (In Millions)
Investment income:
   Fixed maturities                         $1,137  $1,100  $1,117
   Equity securities                             1       1       1
   Mortgage and other loans                     87      78      74
   Policy loans                                 15      15      16
   Investment real estate                        7       6       6
   Partnerships and other invested assets       23       4      14
   Other investment income                       1       1       5
                                            ------  ------  ------
Gross investment income                      1,271   1,205   1,233
Investment expenses                            (33)    (30)    (22)
                                            ------  ------  ------
Net investment income                       $1,238  $1,175  $1,211
                                            ======  ======  ======

The carrying value of investments that produced no investment income during 2012 was $29 million, which is less than 0.2 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                                           2012   2011   2010
                                                                           ----  -----  -----
                                                                              (In Millions)
Sales of fixed maturity securities, available for sale                     $219  $ 220  $  72
Sales of equity securities, available for sale                                1      2      3
Mortgage and other loans                                                     11     13    (24)
Derivatives                                                                 (36)     8      4
Securities lending collateral, including other-than-temporary impairments    --      -     28
Other-than-temporary impairments                                            (46)  (125)  (205)
                                                                           ----  -----  -----
Net realized investment gains (losses) before taxes                        $149  $ 118  $(122)
                                                                           ====  =====  =====

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                 2012              2011              2010
                           ----------------  ----------------  ----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
                            Gains    Losses   Gains    Losses   Gains    Losses
                           -------- -------- -------- -------- -------- --------
                                               (In Millions)

Fixed maturity securities    $222     $(3)     $228     $(8)     $83      $(11)
Equity securities               1       -         2       -        3         -
                             ----     ---      ----     ---      ---      ----
Total                        $223     $(3)     $230     $(8)     $86      $(11)
                             ====     ===      ====     ===      ===      ====

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                                      2012  2011  2010
                                                                                      ----  ----  ----
                                                                                        (In Millions)
Balance, beginning of year                                                            $704  $697  $603
Increases due to:
   Credit impairments on new securities subject to impairment losses                     9    50    60
   Additional credit impairments on previously impaired securities                      37    69   143
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent or
     requirement to sell                                                               (89)  (48)  (60)
   Credit impaired securities for which there is a current intent or anticipated
     requirement to sell                                                                --    --    (1)
   Accretion on securities previously impaired due to credit                           (87)  (64)  (13)
Other                                                                                   --    --   (35)
                                                                                      ----  ----  ----
Balance, end of year                                                                  $574  $704  $697
                                                                                      ====  ====  ====

PURCHASED CREDIT IMPAIRED SECURITIES

In 2011, the Company began purchasing certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest and considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                           At Date of
                                                           Acquisition
                                                          -------------
                                                          (In Millions)
Contractually required payments (principal and interest)     $1,648
Cash flows expected to be collected (a)                       1,243
Recorded investment in acquired securities                      818

(a)Represents undiscounted expected cash flows, including both principal and interest.

                               December 31, 2012 December 31, 2011
                               ----------------- -----------------
                                          (In Millions)
Outstanding principal balance        $997              $944
Amortized cost                        636               649
Fair value                            733               597

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                                                   2012   2011
                                                                                   ----   ----
                                                                                   (In Millions)
Balance, beginning of year                                                         $349   $ --
   Newly purchased PCI securities                                                   102    329
   Accretion                                                                        (59)   (37)
   Decreases due to disposal                                                         (6)    --
   Effect of changes in interest rate indices                                       (16)    (8)
   Net reclassification from (to) non-accretable difference,including effects of
     prepayments                                                                     33     65
                                                                                   ----   ----
Balance, end of year                                                               $403   $349
                                                                                   ====   ====

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
December 31, 2012                                                 (In Millions)
Derivatives not designated as hedging instruments:
   Foreign exchange contracts                          $ --       $--      $   48       $16
   Equity contracts                                     213         4          --        --
   Other contracts (c)                                   --        --         973        59
                                                       ----       ---      ------       ---
Total derivatives, gross                               $213         4      $1,021        75
                                                       ====       ---      ======       ---
Less: Bifurcated embedded derivatives                              --                    59
                                                                  ---                   ---
Total derivatives on balance sheets                               $ 4                   $16
                                                                  ===                   ===

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
December 31, 2011                                                 (In Millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                             $100       $ 2       $ --        $--
   Foreign exchange contracts                             5        --         30          9
   Equity contracts                                     149         7          5         --
   Other contracts (c)                                   23        --        688         44
                                                       ----       ---       ----        ---
Total derivatives, gross                               $277         9       $723         53
                                                       ====       ---       ====        ---
Less: Bifurcated embedded derivatives                              --                    44
                                                                  ---                   ---
Total derivatives on balance sheets                               $ 9                   $ 9
                                                                  ===                   ===

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c) Included in Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company issues or has issued certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying statements of income.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the statements of income:

                                                   2012  2011  2010
                                                   ----  ----  ----
                                                     (In Millions)
Derivatives not designated as hedging instruments
   Interest rate contracts                         $ --  $ (1) $ --
   Foreign exchange contracts                        (9)    4   (10)
   Equity contracts                                 (17)   24    (2)
   Other contracts                                  (10)  (19)   16
                                                   ----  ----  ----
Total                                              $(36) $  8  $  4
                                                   ====  ====  ====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $16 million and $9 million of net derivative liabilities at December 31, 2012 and 2011, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Exposure to Loss

The Company did not have any off-balance sheet exposure associated with VIEs at December 31, 2012 and 2011, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                 Maximum Exposure to Loss
                                               -----------------------------
                                     Total VIE On--Balance Off-Balance
                                      Assets      Sheet       Sheet    Total
                                     --------- ----------- ----------- -----
   December 31, 2012                              (In Millions)
   Real estate and investment funds   $   344     $ 29         $--     $ 29
                                      -------     ----         ---     ----
   Total                              $   344     $ 29         $--     $ 29
                                      =======     ====         ===     ====
   December 31, 2011
   Real estate and investment funds   $ 2,005     $ 60         $--     $ 60
   Maiden Lane II                       9,254      111          --      111
                                      -------     ----         ---     ----
   Total                              $11,259     $171         $--     $171
                                      =======     ====         ===     ====

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs was classified on the Company's balance sheets as follows:

                                                       At December 31,
                                                       ---------------
                                                       2012    2011
                                                       ----    ----
                                                       (In Millions)
               Assets:
                  Fixed maturity securities, trading   $--     $111
                  Other invested assets                 29       60
                                                       ---      ----
               Total assets                            $29     $171
                                                       ===      ====

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2012 or 2011.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. Prior to the March 2012 liquidation of ML II by the New York Fed, the Company had a significant variable economic interest in ML II, which was a VIE. See Note 4 for further discussion.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                                              2012  2011   2010
                                                                             -----  ----  -----
                                                                                (In Millions)
Balance at January 1                                                         $ 428  $488  $ 668
   Deferrals                                                                    38    81     77
   Accretion of interest/amortization                                          (80)  (85)   (81)
   Effect of unlocking assumptions used in estimating future gross profits     (10)    5     (9)
   Effect of realized (gains) losses on securities                               3   (13)    18
   Effect of unrealized gains on securities                                   (152)  (48)  (185)
                                                                             -----  ----  -----
Balance at December 31                                                       $ 227  $428  $ 488
                                                                             =====  ====  =====

The following table summarizes the activity in deferred sales inducements:

                                                                             2012  2011  2010
                                                                             ----  ----  ----
                                                                               (In Millions)
Balance at January 1                                                         $ 68  $ 80  $119
   Deferrals                                                                   23    28    24
   Accretion of interest/amortization                                         (38)  (27)  (22)
   Effect of unlocking assumptions used in estimating future gross profits     (2)   --    --
   Effect of realized (gains) losses on securities                             --    (2)    9
   Effect of unrealized gains on securities                                   (46)  (11)  (50)
                                                                             ----  ----  ----
Balance at December 31                                                       $  5  $ 68  $ 80
                                                                             ====  ====  ====

The Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2012, unlocking increased amortization primarily due to decreased interest spreads, offset by improved surrenders and mortality. In 2011, unlocking decreased amortization due to improved persistency for annuities. In 2010, unlocking increased amortization due to improved mortality for life insurance.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                     2012    2011
                                    ------- -------
                                     (In Millions)
Future policy benefits:
   Ordinary life                    $   709 $   691
   Group life                           123     118
   Life contingent annuities          3,286   2,984
   Terminal funding                   1,256   1,167
   Accident and health                  517     510
                                    ------- -------
Total                               $ 5,891 $ 5,470
                                    ======= =======
Policyholder contract deposits:
   Annuities                        $11,829 $11,945
   Corporate-owned life insurance        45      44
   Universal life                     1,946   1,971
   Other contract deposits               79      84
                                    ------- -------
Total                               $13,899 $14,044
                                    ======= =======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to 10.0 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company recognized a pre-tax decrease of $131 million and $227 million to accumulated other comprehensive income in 2012 and 2011, respectively, as a consequence of the recognition of additional policyholder benefit reserves. A deferred tax benefit of $46 million and $79 million in 2012 and 2011, respectively, was recorded related to these adjustments, resulting in a $85 million and $148 million decrease to comprehensive income and total shareholder's equity in 2012 and 2011, respectively.

For the years ended December 31, 2012 and 2011, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $239 million and $127 million, respectively, as a consequence of actual loss recognition. There was no actual loss recognition recorded in 2010.

The liability for future policy benefits has been established on the basis of the following assumptions for 2012:

..   Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to 8.5 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 12.4 percent and grade to no less than 0.5 percent.

..   Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately 8.1 percent.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The liability for policyholder contract deposits has been established on the basis of the following assumptions for 2012:

..   Interest rates credited on deferred annuities, which vary by year of issuance, range from 1.0 percent to 9.0 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 9.0 percent grading to zero over a period of zero to 9 years.

..   Interest rates on corporate-owned life insurance are guaranteed at 4.0 percent and the weighted average rate credited in 2012 was 4.16 percent.

..   The universal life policies have credited interest rates of 2.2 percent to
    8.0 percent and guarantees ranging from 1.0 percent to 4.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 8 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 16.6 percent of life insurance in force at December 31, 2012.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2 million in 2012 and $3 million each year in 2011 and 2010, respectively, and are included in policyholder benefits in the statements of income.

Guaranteed Benefits

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                                            2012                          2011
                                                                ----------------------------- -----------------------------
                                                                 Net Deposits     Highest      Net Deposits     Highest
                                                                Plus a Minimum Contract Value Plus a Minimum Contract Value
                                                                    Return        Attained        Return        Attained
                                                                -------------- -------------- -------------- --------------
                                                                                      ($ In Millions)
In the event of death (GMDB)
   Account value                                                 $        453       $727       $        269       $630
   Net amount at risk (a)                                                   6         33                 15         79
   Average attained age of contract holders                                64         65                 64         65
   Range of guaranteed minimum return rates                       0.00%-10.00%                  0.00%-10.00%
Annual withdrawals at specified date (GMWB)
   Account value                                                 $        758                  $        467
   Net amount at risk (b)                                                  44                            64
   Weighted average period remaining until guaranteed payment        18 years                      17 years
Accumulation at specified date (GMAV)
   Account value                                                 $         48                  $         48
   Net amount at risk (c)                                                   1                             3
   Weighted average period remaining until guaranteed payment         3 years                       4 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal at the same balance sheet date.
(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders reached the specified date at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB) and policyholder contract deposits (GMWB/GMAV) on the balance sheets:

                                                GMDB GMWB GMAV
                                                ---- ---- ----
                                                (In Millions)
                  2012
                  Balance at January 1          $ 8  $24  $ 7
                  Guaranteed benefits incurred    1   11   (2)
                  Guaranteed benefits paid       (2)  --   --
                                                ---  ---  ---
                  Balance at December 31        $ 7  $35  $ 5
                                                ===  ===  ===
                  2011
                  Balance at January 1          $ 7  $ 4  $ 5
                  Guaranteed benefits incurred    2   20    2
                  Guaranteed benefits paid       (1)  --   --
                                                ---  ---  ---
                  Balance at December 31        $ 8  $24  $ 7
                                                ===  ===  ===

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2012:

       . Data used was up to 50 stochastically generated investment performance scenarios.

       . Mean investment performance assumption was approximately 7.5 percent, depending on the block of business.

       .  Volatility assumption was 16 percent.

       . Mortality was assumed at 50 percent to 80 percent of the 1994 VA GMDB mortality tables.

       . Lapse rates vary by contract type and duration and range from zero to 37 percent.

       .  The discount rate used ranged from 5.5 percent to 10.0 percent.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


9. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                             2012 2011 2010
                                                             ---- ---- ----
                                                             (In Millions)
Balance as of January 1, net of reinsurance recoverable      $117 $149 $669
Add: Incurred losses related to:
Current year                                                   53   64   72
Prior years                                                   125  217  118
                                                             ---- ---- ----
Total incurred losses                                         178  281  190
                                                             ---- ---- ----
Deduct: Paid losses related to:
Current year                                                   44   66   72
Prior years                                                   122  247  638
                                                             ---- ---- ----
Total paid losses                                             166  313  710
                                                             ---- ---- ----
Balance as of December 31, net of reinsurance recoverable     129  117  149
Reinsurance recoverable                                         3    3    5
                                                             ---- ---- ----
Balance as of December 31, gross of reinsurance recoverable  $132 $120 $154
                                                             ==== ==== ====

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million. For employer group life business, the Company limits its exposure to $500 thousand on any coverage per policy. For employer group long term disability ("LTD"), the Company reinsures risks in excess of $6 thousand of monthly disability income.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2012, 2011 and 2010 were as follows:

                                                       Assumed           Percentage
                                            Ceded to    From             of Amount
                                    Gross     Other     Other     Net     Assumed
                                    Amount  Companies Companies  Amount    to Net
                                   -------- --------- --------- -------- ----------
                                                    (In Millions)
December 31, 2012
Life insurance in force            $119,894  $18,922    $311    $101,283    0.31%
                                   ========  =======    ====    ========
Premiums:
   Life insurance and annuities    $    348  $   137    $  1    $    212    0.47%
   Accident and health insurance        303       12      --         291    0.00%
                                   --------  -------    ----    --------
Total premiums                     $    651  $   149    $  1    $    503    0.20%
                                   ========  =======    ====    ========
December 31, 2011
Life insurance in force            $127,327  $20,359    $476    $107,444    0.44%
                                   ========  =======    ====    ========
Premiums:
   Life insurance and annuities    $    357  $   147    $  1    $    211    0.47%
   Accident and health insurance        279       10      --         269    0.00%
                                   --------  -------    ----    --------
Total premiums                     $    636  $   157    $  1    $    480    0.21%
                                   ========  =======    ====    ========
December 31, 2010
Life insurance in force            $124,979  $22,584    $544    $102,939    0.53%
                                   ========  =======    ====    ========
Premiums:
   Life insurance and annuities    $    372  $   137    $  1    $    236    0.42%
   Accident and health insurance        291       19      --         272    0.00%
                                   --------  -------    ----    --------
Total premiums                     $    663  $   156    $  1    $    508    0.20%
                                   ========  =======    ====    ========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $32 million and $23 million at December 31, 2012 and 2011, respectively. Reinsurance recoverable on unpaid losses was approximately $13 million and $17 million at December 31, 2012 and 2011, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $108 million, $122 million and $118 million for the years ended 2012, 2011 and 2010, respectively.

During 2010, the Company fully terminated and recaptured the reinsurance treaty with Swiss Re Life and Health America, Inc. for a specified block of disability income business. The recapture resulted in a pre-tax gain of $217 thousand.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures a 90 percent quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $8 million, $7 million and $6 million, respectively, representing the risk charge associated with the reinsurance agreement.

11. DEBT

In 2011, the Company became a member of the FHLB of New York. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of New York to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of New York's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

At December 31, 2012 and 2011, the carrying value of the Company's ownership in the FHLB of New York was $10 million and $5 million, respectively, which was reported in partnership and other invested assets. At December 31, 2012, the fair value of collateral pledged to secure advances was $23 million. As of December 31, 2012, the Company had outstanding borrowings of $10 million. There were no advances taken during 2011.

Advances taken by the Company which were outstanding at December 31, 2012 mature at various dates through 2017 and have stated interest rates which range from 0.52 percent to 0.80 percent.

12. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases for office space which expire at various dates through 2013. At December 31, 2012, the future minimum lease payments under the operating leases are as follows:

       (In Millions)
2013        $3
            --
Total       $3
            ==

Rent expense was $3 million each year for the years ended December 31, 2012, 2011 and 2010.

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $66 million and $84 million for the periods ended December 31, 2012 and 2011, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $43 million of the total commitments at December 31, 2012 are currently expected to expire by 2013, and the remainder by 2017 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

Mortgage Loan Commitments

The Company had $2 million in commitments relating to mortgage loans at December 31, 2012.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CONTINGENT LIABILITIES

Superior National Matter

In 1997, USLIFE Corporation (the former parent of the Company) entered into the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998.

On November 29, 1999, the Company initiated an arbitration proceeding to rescind the Superior National contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National. Subsequent settlements were made with Centre Insurance Company in 2004 and Converium Insurance in 2005. Arbitration was decided in favor of Superior National in 2007, but was appealed by the Company to the United States Court of Appeals for the Ninth Circuit ("the Ninth Circuit"). The appeals process continued until 2010.

As of December 31, 2009, the Company recorded a liability of $639 million, which represented a decrease of $23 million over the December 31, 2008 recorded liability of $662 million. This decrease was driven by a draw-down of $53 million from funds held on deposit by the Company to secure its obligations under the 1998 treaty ("Special California Schedule P Deposit") to reimburse Superior National for claim amounts billed subsequent to the February 2007 arbitration ruling and offset by increases in interest charges.

On January 4, 2010, the Ninth Circuit denied the Company's appeal and affirmed the arbitration award in favor of Superior National Insurance Company in Liquidation ("SNICIL"). On January 19, 2010, the Company filed a petition for a rehearing before the entire Ninth Circuit panel of judges. The Ninth Circuit, in turn, directed SNICIL to file a response to the Company's petition.

On March 19, 2010, the Ninth Circuit denied the petition for rehearing. On March 25, 2010, the Company filed a motion to stay the mandate for entry of judgment pending a filing of a petition for certiorari in the Supreme Court of the United States. On March 28, 2010, the Ninth Circuit granted the motion to stay.

On June 18, 2010, the California liquidation court "so ordered" the parties' agreed stipulation under which $186 million of the Special Schedule P Deposit would be released to the California Insurance Commissioner for distribution to the California Insurance Guarantee Association in partial satisfaction of the judgment against the Company. The release of the $186 million from the Special Schedule P Deposit was made by wire transfer to the Commissioner on June 21, 2010. On June 18, 2010, the Company paid the balance of the judgment, with interest on the full amount, amounting to approximately $343 million. The total amount paid to satisfy the judgment was approximately $529 million.

The Company negotiated with SNICIL and on October 8, 2010 accepted their commutation offer of $139 million. On January 13, 2011, the California Liquidation Court approved the commutation agreement.

As of December 31, 2010, the Company recorded a liability of $139 million for amounts due to Superior National Insurance Group. The outstanding balance was paid by release of the Special Schedule P Deposit on January 28, 2011. The remaining Special Schedule P Deposit funds were released to the Company in February, 2011. With this settlement, the Company's obligations under this treaty are fully satisfied or otherwise discharged.

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $45 million and $65 million for these guaranty fund assessments at December 31, 2012, and 2011, respectively, which is reported within other liabilities in the accompanying balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company recorded an increase of approximately $7 million and $22 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. The Company paid $3 million of this amount. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

13. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were $7 thousand, $1 million and $1 million in 2012, 2011 and 2010, respectively.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The components of accumulated other comprehensive income are as follows:

                                                            2012    2011    2010
                                                           ------  ------  ------
                                                                (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                  $2,280  $1,639  $1,164
   Gross unrealized losses                                   (141)   (422)   (384)
Net unrealized gains on other invested assets                  19       8       3
Adjustments to DAC and deferred sales inducements            (416)   (218)   (159)
Insurance loss recognition                                   (575)   (444)   (217)
Deferred federal and state income tax expense                (401)   (210)   (144)
                                                           ------  ------  ------
   Accumulated other comprehensive income                  $  766  $  353  $  263
                                                           ======  ======  ======

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                                                             Unrealized gains                           Adjustment to
                                                            (losses) of fixed                          deferred policy
                                                           maturity investments                       acquisition costs,
                                                           on which other-than                        value of business
                                                             temporary credit     Unrealized gains       acquired and
                                                             impairments were   (losses) on all other   deferred sales
                                                                  taken            invested assets       inducements
                                                           -------------------- --------------------- ------------------
                                                                                              (In Millions)
DECEMBER 31, 2012
Unrealized change arising during period                           $ (38)               $  794               $(201)
Less: Reclassification adjustments included in net income            43                  (220)                 (3)
                                                                  -----                ------               -----
Total other comprehensive income, before income tax
  (expense) benefit                                                 (81)                1,014                (198)
Less: Income tax (expense) benefit                                   29                  (339)                 73
                                                                  -----                ------               -----
Total other comprehensive income, net of income tax
  (expense) benefit                                               $ (52)               $  675               $(125)
                                                                  =====                ======               =====
DECEMBER 31, 2011
Unrealized change arising during period                           $ (11)               $  340               $ (44)
Less: Reclassification adjustments included in net income           (71)                  (42)                 15
                                                                  -----                ------               -----
Total other comprehensive income, before income tax
  (expense) benefit                                                  60                   382                 (59)
Less: Income tax (expense) benefit                                  (23)                 (143)                 21
                                                                  -----                ------               -----
Total other comprehensive income, net of income tax
  (expense) benefit                                               $  37                $  239               $ (38)
                                                                  =====                ======               =====
DECEMBER 31, 2010
Unrealized change arising during period                           $ 251                $  737               $(262)
Less: Reclassification adjustments included in net income          (142)                  272                 (27)
                                                                  -----                ------               -----
Total other comprehensive income, before income tax
  (expense) benefit                                                 393                   465                (235)
Less: Income tax (expense) benefit                                 (126)                 (163)                 89
                                                                  -----                ------               -----
Total other comprehensive income, net of income tax
  (expense) benefit                                               $ 267                $  302               $(146)
                                                                  =====                ======               =====





                                                           Insurance loss
                                                            recognition   Total
                                                           -------------- -----

DECEMBER 31, 2012
Unrealized change arising during period                        $(370)     $ 185
Less: Reclassification adjustments included in net income       (239)      (419)
                                                               -----      -----
Total other comprehensive income, before income tax
  (expense) benefit                                             (131)       604
Less: Income tax (expense) benefit                                46       (191)
                                                               -----      -----
Total other comprehensive income, net of income tax
  (expense) benefit                                            $ (85)     $ 413
                                                               =====      =====
DECEMBER 31, 2011
Unrealized change arising during period                        $(354)     $ (69)
Less: Reclassification adjustments included in net income       (127)      (225)
                                                               -----      -----
Total other comprehensive income, before income tax
  (expense) benefit                                             (227)       156
Less: Income tax (expense) benefit                                79        (66)
                                                               -----      -----
Total other comprehensive income, net of income tax
  (expense) benefit                                            $(148)     $  90
                                                               =====      =====
DECEMBER 31, 2010
Unrealized change arising during period                        $(217)     $ 509
Less: Reclassification adjustments included in net income         --        103
                                                               -----      -----
Total other comprehensive income, before income tax
  (expense) benefit                                             (217)       406
Less: Income tax (expense) benefit                                76       (124)
                                                               -----      -----
Total other comprehensive income, net of income tax
  (expense) benefit                                            $(141)     $ 282
                                                               =====      =====

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Dividends that the Company may pay to the Parent in any year without prior approval of the New York State Department of Financial Services ("NYDFS") are limited by statute. The maximum amount of dividends which can be paid during a calendar year to shareholders of insurance companies domiciled in the state of New York without obtaining the prior approval of the New York State Superintendent of Insurance is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. The maximum dividends payout that may be made in 2013 without prior approval of the New York State Superintendent of Insurance is $188 million.

In 2012 and 2011, the Company paid dividends totaling $221 million and $116 million, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The NYDFS has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the NYDFS to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income and capital and surplus of the Company at December 31 were as follows:

                                2012   2011   2010
                               ------ ------ ------
                                  (In Millions)
Statutory net income           $  270 $  127 $  102
Statutory capital and surplus  $1,878 $1,862 $1,914

14. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                           2012  2011   2010
                          -----  ----  -----
                             (In Millions)
Current                   $  35  $ 72  $ (30)
Deferred                   (101)  (75)  (154)
                          -----  ----  -----
Total income tax benefit  $ (66) $ (3) $(184)
                          =====  ====  =====

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The US statutory income tax rate is 35 percent for 2012, 2011 and 2010. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                      2012   2011   2010
                                                     -----  -----  -----
                                                        (In Millions)
U.S. federal income tax (benefit) at statutory rate  $ 104  $  87  $  78
Adjustments:
   Valuation allowance                                (163)  (109)  (267)
   State income tax                                     (4)    14      7
   Dividends received deduction                         (1)    (1)    (1)
   IRS audit settlements                                (3)     4     --
   Other credits, taxes and settlements                  1      2     (1)
                                                     -----  -----  -----
Total income tax benefit                             $ (66) $  (3) $(184)
                                                     =====  =====  =====

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                            2012    2011
                                                                           ------  ------
                                                                            (In Millions)
Deferred tax assets:
   Excess capital losses and other tax carryovers                          $  413  $  615
   Basis differential of investments                                          248     135
   State deferred tax benefits                                                  2      24
   Policy reserves                                                            403     431
   Other                                                                       12      23
                                                                           ------  ------
   Total deferred tax assets before valuation allowance                     1,078   1,228
   Valuation allowance                                                       (413)   (615)
                                                                           ------  ------
   Total deferred tax assets                                                  665     613
Deferred tax liabilities:
   Deferred policy acquisition costs                                         (311)   (162)
   Basis differential of investments                                           --      (8)
   Net unrealized gains on debt and equity securities available for sale     (406)   (354)
   State deferred tax liabilities                                              (2)    (11)
   Other                                                                       --     (33)
                                                                           ------  ------
   Total deferred tax liabilities                                            (719)   (568)
                                                                           ------  ------
Net deferred tax asset (liability)                                         $  (54) $   45
                                                                           ======  ======

At December 31, 2012, the Company had the following operating loss carryforwards:

                      Year
          Amount     expired
       ------------- -------
       (In Millions)
2010        $8        2025
            --
Total       $8
            ==

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2012, the Company had the following capital loss carryforwards:

                      Year
          Amount     expired
       ------------- -------
       (In Millions)
2008      $1,206      2013
2009         129      2014
          ------
Total     $1,335
          ======

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

    . the nature, frequency and severity of cumulative financial reporting losses in recent years;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences;

    . prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2012, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration.

For the year ended December 31, 2012, the Company released $199 million of its deferred tax asset valuation allowance associated with capital loss carryforwards, of which $163 million was allocated to net income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may results in a reduction in projected taxable gains and reestablishment of a valuation allowance.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                        December 31,
                                                        ------------
                                                        2012    2011
                                                        ----    ----
                                                        (In Millions)
Gross unrecognized tax benefits at beginning of period  $10     $10
   Increases in tax positions for prior years            --      --
                                                        ---     ---
Gross unrecognized tax benefits at end of period        $10     $10
                                                        ===     ===

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2012, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2012 and 2011, the Company's unrecognized tax benefits, excluding interest and penalties, were $10 million each year. As of December 31, 2012 and 2011, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were approximately $200 thousand each year.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2012 and December 31, 2011, the Company had accrued approximately $704 thousand and $511 thousand, respectively, for the payment of interest (net of federal tax) and penalties. For the years ended December 31, 2012, 2011 and 2010, the Company recognized an expense of $193 thousand, $176 thousand and $323 thousand, respectively, of interest (net of federal tax) and penalties in the statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2002 to 2012 remain subject to examination by major tax jurisdictions.

15. RELATED-PARTY TRANSACTIONS

Events Related to AIG

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG common stock, and the U.S. Department of the Treasury (the "Department of the Treasury") became AIG's majority shareholder, with approximately 92 percent of outstanding AIG common stock at that time.

The Department of the Treasury, as selling shareholder, sold all of its shares of AIG common stock through six registered public offerings completed in May 2011 and in March, May, August, September and December 2012 (the 2012 offerings collectively referred to as "the 2012 Offerings"). In the 2012 Offerings, the Department of the Treasury sold approximately 1.5 billion shares of AIG common stock for aggregate proceeds of approximately $45.8 billion. AIG purchased approximately 421 million shares of AIG common stock at an average price of $30.86 per share, for an aggregate purchase amount of approximately $13.0 billion, in the first four of the 2012 Offerings. AIG did not purchase any shares in the December 2012 offering. The Department of the Treasury still owns warrants to purchase 2.7 million shares of AIG common stock which expire in 2018.

AIG is currently regulated by the Board of Governors of the Federal Reserve System ("FRB") and subject to its examination, supervision and enforcement authority and reporting requirements as a savings and loan holding company ("SLHC"). In addition, under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), AIG may separately become subject to the examination, enforcement and supervisory authority of the FRB. In October 2012, AIG received a notice that it is under consideration by the Financial Stability Oversight Council created by Dodd-Frank for a proposed determination that it is a systemically important financial institution

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

("SIFI"). Changes mandated by Dodd-Frank include directing the FRB to promulgate minimum capital requirements for both SLHCs and SIFIs.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $(9) thousand, $456 thousand and $11 million for the years ended December 31, 2012, 2011 and 2010, respectively. Commission ceded to affiliates was $(2) thousand, $69 thousand and $2 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2012, 2011 and 2010, the Company was charged $136 million, $138 million and $138 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2012 and 2011 were not material.

The Company provides life insurance coverage to employees of AIG and its domestic subsidiaries in connection with AIG's employee benefit plans. The statements of income include $10 million in premiums relating to this business for 2012, $10 million for 2011 and $12 million for 2010.

The Company pays commissions, including support fees to defray marketing and training costs, to three affiliated broker-dealers for distributing its annuity products. Commissions paid to these broker-dealers totaled $2 million, $2 million and $1 million in 2012, 2011 and 2010, respectively. These affiliated broker-dealers represented approximately 3.7 percent, 1.3 percent and 1.0 percent of premiums received in 2012, 2011 and 2010, respectively.

On February 1, 2004, the Company entered into an administrative services agreement with its affiliate SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage of all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $3 million, $3 million and $2 million in 2012, 2011 and 2010, respectively, and are included in other revenues in the statements of income.

Financing Arrangements

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SunAmerica Annuity and Life Assurance Company ("SAAL"), dated February 15, 2004, whereby the Company has the right to borrow up to $15 million from SAAL. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2012 and 2011. As a result of the Merger, AGL assumed all of SAAL's rights and obligations under this short-term financing arrangement.

On February 15, 2004, the Company entered into a short-term financing arrangement with SAAL whereby SAAL has the right to borrow up to $15 million from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2012 and 2011. As a result of the Merger, AGL assumed all of SAAL's rights and obligations under this short-term financing arrangement.

On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15 million from SAII. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2012 and 2011. As a result of the Merger, AGL assumed all of SAII's rights and obligations under this short-term financing arrangement.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


On January 20, 2004, the Company entered into a short-term financing arrangement with the SALIC whereby the Company has the right to borrow up to $15 million from the SALIC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2012 and 2011. As a result of the Merger, AGL assumed all of SALIC's rights and obligations under this short-term financing arrangement.

Notes of Affiliates

On December 27, 2006, the Company invested $117 million in a 5.18 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."), which matured on December 27, 2011. The Company recognized interest income of $6 million each year on the Note during 2011 and 2010. Upon maturity, the Company reinvested the $117 million in a 2.25 percent Senior Promissory Note due December 27, 2013, issued by SAFG, Inc. On December 27, 2012, the Company received a principal payment of $67 million from SAFG, Inc. The Company recognized interest income of $3 million and $29 thousand on the Note during 2012 and 2011, respectively.

On September 15, 2006, the Company invested $5 million in a 5.57 percent fixed rate Senior Promissory Note issued by SAFG, Inc. which matured on September 15, 2011. The Company recognized interest income of $196 thousand and $279 thousand on the Note during 2011 and 2010, respectively.

National Union and American Home Guarantees

Due to the merger of AIL into the Company at December 31, 2010, policies that were originally issued by AIL are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), while policies issued by the Company are guaranteed by American Home Assurance Company ("American Home"). Both guarantors are indirect wholly owned subsidiaries of AIG. National Union and American Home have terminated the General Guarantee Agreements dated
July 13, 1998 and March 3, 2003, respectively (the "Guarantees") with respect to prospectively issued policies and contracts issued by AIL or the Company. Both of the Guarantees terminated on April 30, 2010 ("Point of
Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover all policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. The Guarantees provide that the policyowners owning policies issued by AIL or the Company with a date of issue earlier than the Point of Termination can enforce the applicable Guarantee directly against National Union or American Home.

Insurance policy obligations for individual and group policies issued by FSA prior to January 31, 2008, are guaranteed (the "FSA Guarantee") by American Home. As of January 31, 2008 (the "FSA Point of Termination"), the FSA Guarantee was terminated for prospectively issued policies. The FSA Guarantee will not cover any policies with a date of issue later than the FSA Point of Termination. The FSA Guarantee will, however, continue to cover insurance obligations on policies issued by FSA with a date of issue earlier than the FSA Point of Termination, including obligations arising from purchase payments received with respect to these policies after the FSA Point of Termination. The FSA Guarantee provides that the policyowners owning policies issued by the Company with a date of issue earlier than the FSA Point of Termination can enforce the FSA Guarantee directly against American Home.

National Union's and American Home's audited statutory financial statements are filed with the SEC, as applicable, as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination and the FSA Point of Termination.

Capital Maintenance Agreement

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG will maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

statement), subject to Board of Directors and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $2.4 billion and $2.2 billion at December 31, 2012 and 2011, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

16. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

17. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

The Company paid a $185 million dividend to AGC Life on March 28, 2013.

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                               NAIC CODE: 19445

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       AS OF DECEMBER 31, 2012 AND 2011

           AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                     STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                               TABLE OF CONTENTS

Independent Auditor's Report................................................  2
Statements of Admitted Assets...............................................  4
Statements of Liabilities, Capital and Surplus..............................  5
Statements of Operations and Changes in Capital and Surplus.................  6
Statements of Cash Flow.....................................................  7
Note 1 - Organization and Summary of Significant Statutory Basis Accounting
Policies....................................................................  8
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements..... 20
Note 3 - Investments........................................................ 24
Note 4 - Reserves for Loss and Loss Adjustment Expense...................... 34
Note 5 - Related Party Transactions......................................... 39
Note 6 - Reinsurance........................................................ 50
Note 7 - Deposit Accounting Assets and Liabilities.......................... 56
Note 8 - Federal Income Taxes............................................... 57
Note 9 - Pension Plans and Deferred Compensation Arrangements............... 65
Note 10 - Capital and Surplus and Dividend Restrictions..................... 67
Note 11 - Contingencies..................................................... 69
Note 12 - Other Significant Matters......................................... 77
Note 13 - Subsequent Events................................................. 80

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory financial statements of National Union Fire Insurance Company of Pittsburgh, Pa., which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years ended December 31, 2012.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years ended December 31, 2012.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1B. The financial statements give retroactive effect to the merger of Landmark Insurance Company into the Company on January 1, 2012 in a transaction accounted for as a statutory merger, as described in Notes 1 and 5 to the accompanying financial statements.

OTHER MATTER

As discussed in Notes 1, 4 and 5 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

PRICEWATERHOUSECOOPERS LLP
New York, New York
April 26, 2013

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                            (DOLLARS IN THOUSANDS)

AS OF DECEMBER 31,                                                                               2012         2011
------------------                                                                            ----------- -----------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2012 - $15,156,100; 2011 - $15,737,286)    $14,245,527 $15,386,797
   Common stocks, primarily at carrying value adjusted for nonadmitted assets (cost: 2012 -
     $3,774,410; 2011 - $1,499,608)                                                             9,008,683   6,911,789
   Other invested assets (cost: 2012 - $3,586,503; 2011 - $3,441,378)                           4,007,170   3,938,581
   Derivatives                                                                                      2,323       2,509
   Short-term investments, at amortized cost (approximates fair value)                            303,188     173,663
   Cash equivalents and cash (overdrafts)                                                         102,015    (134,853)
   Receivable for securities sold                                                                   3,211       3,639
                                                                                              ----------- -----------
       TOTAL CASH AND INVESTED ASSETS                                                          27,672,117  26,282,125
                                                                                              ----------- -----------
Investment income due and accrued                                                                 159,520     160,173
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                               778,174     453,367
   Premiums and installments booked but deferred and not yet due                                  303,626     362,444
   Accrued retrospective premiums                                                               1,180,119   1,454,580
Amounts billed and receivable from high deductible policies                                        60,776      40,431
Reinsurance recoverable on loss payments                                                          436,391     380,513
Funds held by or deposited with reinsurers                                                         79,950      75,887
Net deferred tax assets                                                                           885,686     887,922
Equities in underwriting pools and associations                                                   269,842     281,764
Receivables from parent, subsidiaries and affiliates                                              366,647     167,221
Other admitted assets                                                                             327,950     394,881
                                                                                              ----------- -----------
       TOTAL ADMITTED ASSETS                                                                  $32,520,798 $30,941,308
                                                                                              =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                (DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                                                2012        2011
------------------                                                                             ----------- -----------
                                         Liabilities
Reserves for losses and loss adjustment expenses                                               $12,280,858 $12,342,958
Unearned premium reserves                                                                        2,375,430   2,567,425
Commissions, premium taxes, and other expenses payable                                             269,360     318,910
Reinsurance payable on paid loss and loss adjustment expenses                                      297,992      88,014
Current federal taxes payable to parent                                                                492      63,965
Funds held by company under reinsurance treaties                                                 1,070,100   1,031,053
Provision for reinsurance                                                                           50,810      77,539
Ceded reinsurance premiums payable, net of ceding commissions                                      424,394     323,658
Collateral deposit liability                                                                       397,920     316,620
Payable for securities purchased                                                                     7,736         329
Payable to parent, subsidiaries and affiliates                                                     464,721     593,674
Other liabilities                                                                                  482,081     442,411
                                                                                               ----------- -----------
   TOTAL LIABILITIES                                                                            18,121,894  18,166,556
                                                                                               ----------- -----------
                                     Capital and Surplus
Common capital stock, $5.00 par value, 1,000,000 shares authorized, 895,750 shares issued and
  outstanding                                                                                        4,479       4,479
Capital in excess of par value                                                                   8,800,382   6,388,635
Unassigned surplus                                                                               5,592,771   5,772,155
Special surplus tax - SSAP 10R                                                                          --     609,232
Special surplus funds from retroactive reinsurance                                                   1,272         251
                                                                                               ----------- -----------
   TOTAL CAPITAL AND SURPLUS                                                                    14,398,904  12,774,752
                                                                                               ----------- -----------
   TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                      $32,520,798 $30,941,308
                                                                                               =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                   2012         2011         2010
--------------------------------                                               -----------  -----------  -----------
                          Statement of Operations
Underwriting income:
   Premiums earned                                                             $ 4,830,308  $ 5,293,586  $ 5,339,239
Underwriting deductions:
   Losses incurred                                                               3,596,181    3,836,877    4,855,589
   Loss adjustment expenses incurred                                               612,110      616,469      934,751
   Other underwriting expenses incurred                                          1,337,353    1,332,551    1,412,886
                                                                               -----------  -----------  -----------
Total underwriting deductions                                                    5,545,644    5,785,897    7,203,226
                                                                               -----------  -----------  -----------
Loss portfolio transfer:
   Premium from affiliated loss portfolio transfer (Note 4)                        (42,477)  (1,814,940)          --
   Losses recognized from affiliated loss portfolio transfer (Note 4)               42,477    1,814,940           --
                                                                               -----------  -----------  -----------
Total loss portfolio transfer                                                           --           --           --
                                                                               -----------  -----------  -----------
Net underwriting loss                                                             (715,336)    (492,311)  (1,863,987)
                                                                               -----------  -----------  -----------
Investment gain:
   Net investment income earned                                                  1,805,552      981,112    1,113,159
   Net realized capital gains (net of capital gains tax: 2012 - $ 2; 2011 -
     $ 2,096; 2010 - $17,787)                                                       26,074      176,048        8,856
                                                                               -----------  -----------  -----------
Net investment gain                                                              1,831,626    1,157,160    1,122,015
                                                                               -----------  -----------  -----------
Net (loss) gain from agents' or premium balances charged-off                       (60,217)     (17,105)      22,205
Other (expense) income                                                              (2,827)     (38,544)      42,805
                                                                               -----------  -----------  -----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES          1,053,246      609,200     (676,962)
Federal and foreign income tax expense (benefit)                                    14,278        4,776          (61)
                                                                               -----------  -----------  -----------
   NET INCOME (LOSS)                                                           $ 1,038,968  $   604,424  $  (676,901)
                                                                               ===========  ===========  ===========
                       Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year $                         12,774,752  $12,913,542  $12,828,996
   Adjustment to beginning surplus                                                  55,356     (373,381)     (54,138)
Capital and surplus, as of January 1,                                           12,830,108   12,540,161   12,774,858
   Net income (loss)                                                             1,038,968      604,424     (676,901)
   Change in net unrealized capital (losses) gains (net of capital gains tax
     (benefit)expense: 2012 - $(15,710); 2011 - $(3,817): 2010 - $ 63,042)        (216,527)     389,013      428,758
   Change in net deferred income tax                                               (75,234)     182,102       30,914
   Change in non-admitted assets                                                   129,220     (232,514)      81,715
   Change in provision for reinsurance                                              26,729       17,034       (8,078)
   Capital contribution                                                          2,401,423      651,765      774,479
   Dividends to stockholders                                                    (1,735,998)    (881,346)    (889,961)
   Foreign exchange translation                                                        215           --       (4,244)
   Change in SSAP 10R                                                                   --        7,435      356,128
   Other surplus adjustments                                                            --        6,678       45,874
   Return of capital                                                                    --     (510,000)          --
                                                                               -----------  -----------  -----------
 Total changes in capital and surplus                                            1,568,796      234,591      138,684
                                                                               -----------  -----------  -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                        $14,398,904  $12,774,752  $12,913,542
                                                                               ===========  ===========  ===========

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                              2012         2011         2010
--------------------------------                                           ----------  -----------  -----------
                          Cash from Operations
Premiums collected, net of reinsurance                                     $4,805,816  $ 4,828,083  $ 5,097,077
Net investment income                                                       1,751,882    1,000,207    1,135,097
Miscellaneous (expense) income                                                (20,480)     (59,534)      22,050
                                                                           ----------  -----------  -----------
   SUB-TOTAL                                                                6,537,218    5,768,756    6,254,224
                                                                           ----------  -----------  -----------
Benefit and loss related payments                                           3,451,479    4,112,321    4,315,640
Payment to an affiliate under loss portfolio transfer                              --      827,363           --
Commission and other expense paid                                           2,069,508    2,086,052    2,160,708
Dividends paid to policyholders                                                    --           --           --
Federal and foreign income taxes paid (recovered)                                  65      (38,969)    (130,706)
                                                                           ----------  -----------  -----------
   NET CASH PROVIDED FROM (USED IN) OPERATIONS                              1,016,166   (1,218,011)     (91,418)
                                                                           ----------  -----------  -----------
                         Cash from Investments
Proceeds from investments sold, matured, or repaid:
   Bonds                                                                    2,694,473    4,730,149    6,214,943
   Stocks                                                                       9,810    1,468,434      532,652
   Other                                                                      301,493      470,130    1,006,732
                                                                           ----------  -----------  -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                 3,005,776    6,668,713    7,754,327
                                                                           ----------  -----------  -----------
Cost of investments acquired:
   Bonds                                                                    2,308,892    5,720,496    7,607,962
   Stocks                                                                     216,285      658,502      621,311
   Other                                                                      454,820    1,310,840    1,160,055
                                                                           ----------  -----------  -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                       2,979,997    7,689,838    9,389,328
                                                                           ----------  -----------  -----------
   NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES                       25,779   (1,021,125)  (1,635,001)
                                                                           ----------  -----------  -----------
             Cash from Financing and Miscellaneous Sources
Capital contributions                                                         300,000    1,387,617           --
Return of capital                                                                  --     (510,000)          --
Dividends to stockholder                                                     (833,896)    (845,000)    (776,238)
Intercompany receivable and payable, net                                     (322,440)     508,588    2,144,287
Net deposit on deposit-type contracts and other insurance                      (1,775)      (2,479)      14,281
Equities in underwriting pools and associations                                57,752      292,276        6,871
Collateral deposit liability                                                   81,300     (114,101)     (14,278)
Other                                                                          43,507       25,421      (75,817)
                                                                           ----------  -----------  -----------
   NET CASH (USED IN) PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES     (675,552)     742,322    1,299,106
                                                                           ----------  -----------  -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                              366,393   (1,496,814)    (427,313)
Cash and short-term investments:
   Beginning of year                                                           38,810    1,535,624    1,962,937
                                                                           ----------  -----------  -----------
   END OF YEAR                                                             $  405,203  $    38,810  $ 1,535,624
                                                                           ==========  ===========  ===========

Refer to Note 12D for non-cash items.

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. ORGANIZATION

   National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc., a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or
   AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial and consumer lines both domestically and abroad. These operations were branded under the Chartis name in 2009 and rebranded as AIG Property Casualty in the third quarter of 2012. On April 1, 2013, Chartis, U.S., Inc. and Chartis Inc. were renamed as AIG Property Casualty U.S., Inc. and AIG Property Casualty Inc., respectively.

   AIG PC conducts the general insurance operations of AIG. AIG PC presents its financial information in two operating segments - commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2012, 22.8 percent of its net premiums written represented workers' compensation business. During 2012, of the Company's total direct written premium, 12.5 percent, 9.1 percent and
   8.3 percent were written in California, Texas, and New York, respectively. Direct premiums written in non-U.S. jurisdictions accounted for 10.8 percent of the Company's direct writings. No other jurisdiction accounted for more than 5.0 percent of such premiums.

   The Company is party to an Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Companies Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The member companies, their National Association of Insurance Commissioners
   (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                           Pool
                                                                NAIC   Participation   State of
Company                                                        Co Code  Percentage     Domicile
-------                                                        ------- ------------- ------------
(1) National Union*                                             19445       38%      Pennsylvania
(2) American Home Assurance Company (American Home)             19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)               19410       11%        New York
(4) Chartis Property Casualty Company (CPCC)                    19402       5%       Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)             23841       5%       Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)   19429       5%       Pennsylvania
(7) Chartis Casualty Company (CCC)                              40258       0%       Pennsylvania
(8) Granite State Insurance Company (Granite)                   23809       0%       Pennsylvania
(9) Illinois National Insurance Co. (Illinois National)         23817       0%         Illinois
*Lead Company

   The accompanying financial statements include the Company's U.S. operation and its participation in the Chartis Overseas Association (COA or the Association). Refer to Note 5 for additional information pertaining to the Association.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and its affiliates. Refer to Note 5 for additional information.

   Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into the Company. In conjunction with this merger, the Company retroceded all of Landmark's gross reserves to Lexington Insurance Company (Lexington). Refer to Note 5 for additional information.

   Prior year amounts within the Statements of Admitted Assets, Liabilities, Capital and Surplus and Operations and Changes in Capital and Surplus, have been adjusted to reflect the merger of Landmark into the Company and subsequent retrocession to Lexington as if these transactions had occurred as of January 1, 2011. However, the Company received Pennsylvania Department of Insurance (PA DOI) concurrence to support its decision to not present the full impact of the merger in the 2011 and 2010 prior year's Statement of Operations and Changes in Capital and Surplus. Refer to Note 5 for additional information.

   Asset and liability accounts acquired by the Company as a result of the merger that are subject to pooling under the Admitted Pooling Agreement have been allocated to each pool participant in accordance with its pooling participation percentage. Accounts not subject to pooling, (e.g. cash and invested assets) have been added to the Company's prior year balances.

B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

   PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

   The Company's financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   PA SAP recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

   PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, including the prescribed practices of allowing the discounting of workers' compensation known case and incurred but not reported (IBNR) loss reserves on a non-tabular basis (under NAIC SAP, non-tabular discounting of reserves is not permitted).

   With the concurrence of the Pennsylvania Insurance Department (PA DOI), the Company has also discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   With the concurrence of the PA DOI, certain offsets to the provision for reinsurance have been calculated in accordance with the accounting practice prescribed by the State of New York.

   Had the aforementioned prescribed and permitted practices not been utilized, the Company would continue to comply with the NAIC's risk based capital and surplus requirements for the 2012, 2011 and 2010 reporting periods.

   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

DECEMBER 31,                                             2012         2011         2010
------------                                         -----------  -----------  -----------
Net income (loss), PA SAP                            $ 1,038,968  $   604,424  $  (676,901)
State prescribed practices - addition (deduction):
   Non-tabular discounting                                11,750      221,772     (267,788)
                                                     -----------  -----------  -----------
NET INCOME (LOSS), NAIC SAP                          $ 1,050,718  $   826,196  $  (944,689)
                                                     ===========  ===========  ===========
STATUTORY SURPLUS, PA SAP                            $14,398,904  $12,774,752  $12,913,542
State prescribed or permitted practices - (charge):
   Non-tabular discounting                              (974,532)    (986,282)  (1,208,054)
   Credits for reinsurance                              (122,388)    (100,092)    (181,992)
                                                     -----------  -----------  -----------
STATUTORY SURPLUS, NAIC SAP                          $13,301,984  $11,688,378  $11,523,496
                                                     ===========  ===========  ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs that are incremental, directly related and essential to the successful acquisition of new or existing insurance contracts, as well as costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, do not exist in GAAP;

    c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is generally included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are generally consolidated;

    d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance recoverable asset;

    e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. This includes securities where management elects to, where it was not otherwise required to, report under fair value (referred to a fair value option securities). The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income. Securities that are designated as held to maturity are valued at amortized cost;

    f. Direct written premium contracts that do not have sufficient risk transfer between the parties, as defined, are treated as deposit accounting liabilities;

    g. Retroactive insurance and reinsurance contracts require the deferral and amortization of gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statement of Operations immediately;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the financial statements. The provision for deferred income taxes can be reported in both income and comprehensive income;

    i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e., the settlement remains the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

    k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in income. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

    l. The statement of cash flow differs in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

   Under NAIC SAP:

    a. All costs related to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

    d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    g. Retroactive insurance and reinsurance contracts gains and losses are recognized in earnings and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. The admissibility of deferred tax assets is limited;

    i. Structured settlement annuities where the claimant is the payee are treated as completed transactions (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    j. NAIC SAP does not require consolidation of VIEs;

    k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

    l. Statutory statement of cash flows presents changes in cash and short-term investments and certain sources of cash are excluded from operational cash flows.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates, which include those estimates for loss reserves and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:

       . Cash and Cash Equivalents: Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and
          (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. As described in Note 5, the Company is party to an Admitted Pool pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which may also result in a negative cash position. As required by the NAIC SAP, any negative cash balance is presented within the Statements of Admitted Assets.

       . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office). The Company's strategy is to maximize its investment return by investing a significant amount of cash-on-hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments.

       . Bonds: Bonds (other than Loan Backed and Structured Securities i.e. "Bonds") with an NAIC designation of 1 and 2 are carried at amortized cost. Bonds with an NAIC designation of 3 thru 6 are

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

          carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss. If approved, bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can be carried at a value greater than zero.

          Initial NAIC designations are determined by comparing the amortized cost of the security to the appropriate range of values either predetermined by the NAIC or provided through the NAIC's third party modelers. Initial NAIC designations of 1 and 2 are carried at amortized cost. Initial NAIC designations of 3 thru 6 are carried at the lower of amortized cost or fair value. A final NAIC designation is determined by comparing the carrying value of the security to the same range of provided values. Modeled securities, agency securities, credit tenant loans, equipment trust certificates, corporate-like securities rated by the NAIC Capital Markets and Investment Analysis Office, interest only securities, and those securities with original NAIC designations of 1, 5*, 6, or 6* are excluded from the multi-step process.

          Loan-backed and structured securities are carried at amortized cost. As of December 31, 2012 and 2011, the fair value of the Company's loan-backed and structured securities approximated $5,823,124 and $5,190,542, respectively. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its loan-backed and structured securities. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

       . COMMON AND PREFERRED STOCKS: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2, which have characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All below investment grade, NAIC 3 to 6, preferred stocks are carried at the lower of amortized cost or fair value.

          Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

       . OTHER INVESTED ASSETS: Other invested assets primarily include joint ventures and partnerships. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary impairment ("OTTI") in value, the cost basis is written down to fair value as the new cost basis, with a corresponding charge to Net Realized Capital Gains/(Losses) as a realized capital loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


       . Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the derivative contract expires, realized gains and losses are recorded in investment income.

       . Net Investment Gains: Net investment gains consist of net investment income earned and realized capital gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Dividends received from subsidiaries are recorded as dividend income within net investment income on the date of declaration. Realized capital gains or losses on the disposition of investments are determined on the basis of specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any recorded amounts over 90 days past due are non-admitted assets of the Company. As of December 31, 2012 and 2011, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

       . UNREALIZED GAINS (LOSSES): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   OTHER THAN TEMPORARY IMPAIRMENT:

   Management regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI and the amount of any loss recognition requires judgment and a continual review of the investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP NO. 43R REVISED,-LOAN-BACKED AND STRUCTURED SECURITIES, SSAP NO. 26 - BONDS, EXCLUDING LOAN BACKED AND STRUCTURED SECURITIES, SSAP NO. 30 - INVESTMENTS IN COMMON STOCK (EXCLUDING INVESTMENTS IN COMMON STOCK OF SUBSIDIARY, CONTROLLED, OR AFFILIATED ENTITIES), SSAP NO. 48 - JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES AND INTERPRETATION OF THE EMERGING ACCOUNTING ISSUES WORKING GROUP (INT) 06-07 DEFINITION OF PHRASE "OTHER THAN TEMPORARY".

   For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses). In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

    . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    .  There are other factors precluding a full recovery of the investments.

       Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered candidates for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed. Factors include:

    .  The Company may not realize a full recovery on its investment;

    .  Fundamental credit issues of the issuer exist;

    . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

    . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered candidates for OTTI. OTTI factors to consider include:

    . An order of liquidation or other fundamental credit issues with the partnership exists;

    . Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

    . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

    . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Revenue Recognition: Direct written premiums are primarily earned on a pro rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized in the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for all amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted, and thereafter for 10 percent of any amounts recoverable not offset by retrospectively rated premiums or collateral. At December 31, 2012 and 2011, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,180,119 and $1,454,580, respectively, net of non-admitted premium balances of $40,186 and $61,447, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                  2012      2011      2010
--------------------------------                                --------  --------  --------
Net written premiums subject to retrospectively rated premiums  $163,089  $370,673  $552,805
Percentage of total net written premiums                             3.5%      7.6%     11.5%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10 percent of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the unearned premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation (refer to Note 2A within these financial statements).

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year or five year term) or an indefinite period. For defined reporting periods, premiums are earned over the term. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the Statement of Liabilities, Capital and Surplus. Gains or losses are recognized in the Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated Unassigned Surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP
   No. 62R, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if; i) the assuming company is licensed, accredited or qualified by PA DOI, or, ii) the collateral (i.e.: funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to Other Income in the Statements of Operations and Changes in Capital and Surplus.

   High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2012 and 2011, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $4,387,850 and $3,905,073, respectively.

   The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for all paid loss recoverables where no collateral is held. As of December 31, 2012 and 2011, the net amount billed and recoverable on paid claims was $85,644 and $66,826, respectively, of which $24,868 and $26,395, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the PA DOI, the Company accounts for its participation in the business of the Association (see Note
   5) by: (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
   (c) recording in the Statements of Admitted Assets and Liabilities, Capital and Surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses are charged to income at the time associated premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, reserves for losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves as follows:

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. As of December 31, 2012 and 2011, the Company's tabular discount amounted to $223,283 and $214,052, respectively, all of which were applied against the Company's case reserves.

   As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's workers' compensation non-tabular discount is determined as follows:

    . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0 percent interest rate.

    . For accident years 2002 and subsequent - At December 31, 2012 and 2011, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at an interest rate no greater than 4.25 percent, which is commensurate with the average yield on its bond portfolio with maturities consistent with the expected payout pattern.

   As of December 31, 2012, the Company's non-tabular discount amounted to $974,532 of which $480,332 and $494,200 were applied to case reserves and IBNR, respectively. As of December 31, 2011, the Company's non-tabular discount amounted to $986,282, of which $405,872 and $580,410 were applied to case reserves and IBNR, respectively. As of December 31, 2012 and 2011, the discounted reserves for losses (net of reinsurance) were $3,622,672 and $3,743,396, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by the stated par value per share. Capital in excess of par value represents the value received by the Company in excess of the stated par value per share and subsequent capital contributions in cash or in kind from its shareholders.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet PA SAP requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. Depreciation and amortization expense for the years ended December 31, 2012 and 2011, amounted to $9,643 and $15,194, respectively, and accumulated depreciation as of December 31, 2012 and 2011 amounted to $172,094 and $162,468, respectively.

   Reclassifications: Certain balances contained in the 2011 and 2010 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2-ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

   In 2012, the Company adopted changes in accounting principle impacting the following areas:

   Income Taxes:

   Effective January 1, 2012 the Company adopted SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP 101). SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes. The adoption of SSAP 101 did not impact the Company's surplus. Refer to Note 8 for additional information.

   Premium Deficiency Calculation:

   For short-duration insurance contracts, starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it includes in the recoverability analysis the fact that there is a timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retrospective application to all periods presented. Because the Company historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In 2011, the Company adopted a change in accounting principle affecting the following area:

   Guaranty Fund and Other Assessments:

   In 2011, the Company adopted SSAP No. 35 - Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning
   January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions are met:

    1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;

    2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and

    3. The amount of the assessment can be reasonably estimated.

      For premium based assessments, the amount to be accrued is based on current year premiums written and not estimated future premiums written.

   Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset (refer to Note 12).

   The adoption of SSAP 35R did not impact the Company's surplus.

B. OTHER ADJUSTMENTS TO SURPLUS:

   The Company has dedicated significant effort to the resolution of deficiencies in internal controls. As a result of these remediation efforts, management concluded that subsequently identified adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2011, 2010, and 2009 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors have been reported as an adjustment to Unassigned Surplus as of January 1, 2012, 2011, and 2010. The impact of these adjustments on policyholder surplus as of January 1, 2012, 2011, and 2010 is as follows:

   2012 ADJUSTMENTS:

                                                               POLICYHOLDERS TOTAL ADMITTED
                                                                  SURPLUS        ASSETS     TOTAL LIABILITIES
                                                               ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2011                                    $12,774,752   $30,941,308      $18,166,556
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $5,574 of deemed capital
     contribution)                                                   23,356        23,356               --
   Liability corrections                                            (27,898)           --           27,898
   Income tax corrections (includes $4,750 of deemed capital
     contribution)                                                   59,898        59,898               --
                                                                -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND
         SURPLUS                                                     55,356        83,254           27,898
                                                                -----------   -----------      -----------
BALANCE AT JANUARY 1, 2012, AS ADJUSTED                         $12,830,108   $31,024,562      $18,194,454
                                                                ===========   ===========      ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The composition of each of the net correcting adjustments to opening January 1, 2012 surplus, admitted assets and admitted liabilities is described below:

   ASSET CORRECTIONS-The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) overstated allowance accounts, c) reduction of accrued recoverables related to self insured retention programs, d) cross-ownership interest in affiliated companies, e) reconciling items relating to other assets and deposit programs, and f) reductions for unrealizable retrospectively rated premiums.

   LIABILITY CORRECTIONS-The net amount relates to corrections for the following items: a) unearned premium and loss reserves validation adjustments b) statutory to GAAP IBNR differences c) deposit liability validations and d) residual market plan excess liabilities.

   INCOME TAX CORRECTIONS- The net amount relates to corrections for the following items: a) current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

2011 ADJUSTMENTS:

                                                         POLICYHOLDERS TOTAL ADMITTED
                                                            SURPLUS        ASSETS     TOTAL LIABILITIES
                                                         ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2010                              $12,740,815   $32,248,074      $19,507,259
Adjustments to beginning Capital and Surplus
   Asset corrections                                         (151,727)     (151,727)              --
   Liability corrections                                     (211,512)           --          211,512
   Income tax corrections                                     (10,142)      (10,142)              --
                                                          -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BE GINNING CAPITAL AND
         SURPLUS                                             (373,381)     (161,869)         211,512
                                                          -----------   -----------      -----------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                   $12,367,434   $32,086,205      $19,718,771
                                                          ===========   ===========      ===========

   The composition of each of the net correcting adjustments to opening January 1, 2011 surplus, admitted assets and admitted liabilities is described below:

   ASSET CORRECTIONS - The decrease in net admitted assets is primarily the result of corrections for: (a) cross ownership interest in affiliated companies; (b) non-admitted assets; (c) a pooling of equities and deposits in pools and associations; (d) valuation of SSAP 97 investments; and
   (e) non-admitted assets related to retro premium and high deductible recoverables; partially offset by (f) allowance account adjustments;
   (g) reclassification of paid losses; (h) a surplus adjustment; and (i) other small miscellaneous adjustments.

   LIABILITY CORRECTIONS - The increase in total liabilities is primarily the result of: (a) a deferral of a gain associated with investment transfers and sale amongst affiliates in 2010 (this gain was realized in 2011, when the securities were sold to third parties); (b) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and (c) adjustment of paid losses and loss reserves; partially offset by (d) miscellaneous reserve adjustments; and (e) other small miscellaneous adjustments.

   INCOME TAX CORRECTIONS - The decrease in taxes is primarily the result of:
   (a) adjustments to the current and deferred tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset and liability corrections.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2010 ADJUSTMENTS:

                                                            POLICYHOLDERS TOTAL ADMITTED
                                                               SURPLUS        ASSETS     TOTAL LIABILITIES
                                                            ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2009                                 $12,658,360   $32,031,866      $19,373,506
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $173,473 of deemed capital
     contribution)                                               (50,416)      (50,416)              --
   Liability corrections                                         (25,068)           --           25,068
   Income tax corrections                                         21,346        21,346               --
                                                             -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND
         SURPLUS                                                 (54,138)      (29,070)          25,068
                                                             -----------   -----------      -----------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                      $12,604,222   $32,002,796      $19,398,574
                                                             ===========   ===========      ===========

   The composition of each of the net correcting adjustments to opening January 1, 2010 surplus, admitted assets and admitted liabilities is described below:

   ASSET CORRECTIONS - The decrease in net admitted assets is primarily the result of: (a) a decrease in the value of the affiliated common stock of United Guaranty Corporation (UGC), resulting from miscellaneous 2009 audit adjustments identified at UGC after the filing of the Company's 2009 financial statements; (b) a decrease in miscellaneous accounts receivable; and (c) a decrease in the value of investments in subsidiaries; partially offset by, (d) an increase in equities and deposits in pools and association; and, (e) other miscellaneous adjustments.

   LIABILITY CORRECTIONS - The increase in total liabilities is primarily the result of: (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and, (d) other small miscellaneous adjustments.

   INCOME TAX CORRECTIONS - The change in taxes is primarily the result of:
   (a) adjustments to the deferred tax balances; and (b) the tax effect of the corresponding change in asset and liability corrections.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 3 - INVESTMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and fair values of the Company's financial instruments as of December 31, 2012 and 2011:

                                                                2012                    2011
                                                       ----------------------- -----------------------
                                                        CARRYING                CARRYING
                                                         VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                       ----------- ----------- ----------- -----------
Assets:
   Bonds                                               $14,245,527 $15,156,100 $15,386,797 $15,737,286
   Common stock                                          9,008,683  10,564,678   6,911,789   8,966,208
   Preferred stocks                                             --          --          --       1,867
   Derivatives                                               2,323       2,323       2,509       2,509
   Other invested assets                                 4,007,170   4,007,170   3,938,581   3,938,581
   Cash, cash equivalents and short-term investments       405,203     405,203      38,810      38,810
   Receivable for securities                                 3,211       3,211       3,639       3,639
   Equities and deposits in pool & associations            269,842     269,842     281,764     281,764
Liabilities:
   Collateral deposit liability                            397,920     397,920     316,620     316,620
   Payable for securities                                    7,736       7,736         329         329

The methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office.

    . The fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

    . Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2012 and 2011 are outlined in the tables below:

                                                                                 GROSS      GROSS
                                                                    CARRYING   UNREALIZED UNREALIZED
                                                                     VALUE *     GAINS      LOSSES   FAIR VALUE
                                                                   ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2012:
   U.S. governments                                                $   430,234  $ 16,139   $   114   $   446,259
   All other governments                                             1,559,337   100,618       202     1,659,753
   States, territories and possessions                                 830,661    72,485         5       903,141
   Political subdivisions of states, territories and possessions     1,154,431    75,316     1,030     1,228,717
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities
     and their political subdivisions                                2,790,498   195,832        10     2,986,320
   Industrial and miscellaneous                                      7,480,366   493,922    42,378     7,931,910
                                                                   -----------  --------   -------   -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2012                            $14,245,527  $954,312   $43,739   $15,156,100
                                                                   ===========  ========   =======   ===========

At December 31, 2012 the Company held hybrid securities with a fair value of $82,675 and carrying value of $78,493. The securities are included in the Industrial and miscellaneous category.

                                                                                 GROSS      GROSS
                                                                    CARRYING   UNREALIZED UNREALIZED
                                                                     VALUE *     GAINS      LOSSES   FAIR VALUE
                                                                   ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2011:
   U.S. governments                                                $   451,897  $ 16,383   $      1  $   468,279
   All other governments                                             1,695,122    79,651      2,925    1,771,848
   States, territories and possessions                               1,077,767    79,882         --    1,157,649
   Political subdivisions of states, territories and possessions     1,407,364    97,063      2,672    1,501,755
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities
     and their political subdivisions                                3,399,824   181,549     11,761    3,569,612
   Industrial and miscellaneous                                      7,354,823   106,527    193,207    7,268,143
                                                                   -----------  --------   --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2011                            $15,386,797  $561,055   $210,566  $15,737,286
                                                                   ===========  ========   ========  ===========

At December 31, 2011 the Company held hybrid securities with a fair value of $74,546 and carrying value of $73,504. The securities are included in the Industrial and miscellaneous category.

--------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2012 and 2011, the carrying value of those bonds amounted to $278,063 and $219,451, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The carrying values and fair values of bonds at December 31, 2012, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                         CARRYING
                                          VALUE *   FAIR VALUE
                                        ----------- -----------
Due in one year or less                 $   532,223 $   536,281
Due after one year through five years     3,028,033   3,195,728
Due after five years through ten years    3,062,939   3,294,947
Due after ten years                       2,125,448   2,306,020
Structured securities                     5,496,884   5,823,124
                                        ----------- -----------
   TOTAL BONDS                          $14,245,527 $15,156,100
                                        =========== ===========

Proceeds from sales and associated gross realized capital gains and losses for each of the three years ended December 31, 2012 were as follows:

FOR THE YEARS ENDED DECEMBER 31           2012                   2011                    2010
-------------------------------  ---------------------  ----------------------  ---------------------
                                               EQUITY                 EQUITY                  EQUITY
                                    BONDS    SECURITIES    BONDS    SECURITIES     BONDS    SECURITIES
                                 ----------  ---------- ----------  ----------  ----------  ----------
    Proceeds from sale           $2,182,266    $7,796   $3,520,358  $1,314,510  $5,085,708   $111,224
    Gross realized gains             79,131     1,076      110,006       1,850     198,111     14,691
    Gross realized losses            (9,259)     (269)      (4,189)     (1,062)    (29,723)    (3,240)

The reconciliation from cost or amortized cost to carrying value of the Company's common and preferred stocks, as of December 31, 2012 and 2011, are set forth in the tables below:

                                   DECEMBER 31, 2012
                --------------------------------------------------------
                 COST OR     GROSS      GROSS
                AMORTIZED  UNREALIZED UNREALIZED NON-ADMITTED  CARRYING
                  COST       GAINS      LOSSES      ASSET       VALUE
                ---------- ---------- ---------- ------------ ----------
Common stocks:
   Affiliated   $3,643,368 $5,238,725   $3,088     $ 1,795    $8,877,210
Non-affiliated     131,042        431       --          --       131,473
                ---------- ----------   ------     -------    ----------
   TOTAL        $3,774,410 $5,239,156   $3,088     $ 1,795    $9,008,683
                ========== ==========   ======     =======    ==========

                                      DECEMBER 31, 2011
                   --------------------------------------------------------
                    COST OR     GROSS      GROSS
                   AMORTIZED  UNREALIZED UNREALIZED NON-ADMITTED  CARRYING
                     COST       GAINS      LOSSES      ASSET       VALUE
                   ---------- ---------- ---------- ------------ ----------
Common stocks:
   Affiliated      $1,401,047 $5,390,605   $3,921     $    --    $6,787,731
Non-affiliated         98,561     25,667      170          --       124,058
                   ---------- ----------   ------     -------    ----------
   TOTAL           $1,499,608 $5,416,272   $4,091     $    --    $6,911,789
                   ========== ==========   ======     =======    ==========

Preferred stocks:
Non-affiliated     $       -- $    1,867   $   --     $    --            --
                   ---------- ----------   ------     -------    ----------
   TOTAL           $       -- $    1,867   $   --     $    --    $       --
                   ========== ==========   ======     =======    ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The fair value associated with the affiliated common stocks were $10,564,678 and $8,966,208 as of December 31, 2012 and 2011, respectively.

The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2012 and 2011 is set forth in the tables below:

                                                               LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                                              --------------------- --------------------- ---------------------
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                              FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
DESCRIPTION OF SECURITIES                                     ---------- ---------- ---------- ---------- ---------- ----------
As of December 31, 2012:

U.S. governments                                               $ 14,792    $   99    $  1,712   $    15   $   16,504  $   114
All other governments                                            47,630       154      10,006        48       57,636      202
States, territories and possessions                              12,537         5          --        --       12,537        5
Political subdivisions of states,territories and possessions     10,477         3      14,973     1,027       25,450    1,030
Special revenue                                                  61,187        10          --        --       61,187       10
Industrial and miscellaneous                                    453,594     5,250     605,653    37,128    1,059,247   42,378
                                                               --------    ------    --------   -------   ----------  -------
TOTAL BONDS                                                    $600,217    $5,521    $632,344   $38,218   $1,232,561  $43,739
                                                               --------    ------    --------   -------   ----------  -------
Affiliated                                                           --        --      14,590     3,088       14,590    3,088
Non-affiliated                                                       --        --          10        --           10       --
                                                               --------    ------    --------   -------   ----------  -------
TOTAL COMMON STOCKS                                            $     --    $   --    $ 14,600   $ 3,088   $   14,600  $ 3,088
                                                               --------    ------    --------   -------   ----------  -------
TOTAL BONDS AND STOCKS                                         $600,217    $5,521    $646,944   $41,306   $1,247,161  $46,827
                                                               ========    ======    ========   =======   ==========  =======

                                                               LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                                              --------------------- --------------------- ---------------------
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                              FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
DESCRIPTION OF SECURITIES                                     ---------- ---------- ---------- ---------- ---------- ----------
As of December 31, 2011:
U.S. governments                                              $      881  $      1   $      7   $    --   $      888  $      1
All other governments                                            137,882     2,925         --        --      137,882     2,925
States, territories and possessions                                   --        --         --        --           --        --
Political subdivisions of states,territories and possessions          --        --     13,346     2,672       13,346     2,672
Special revenue                                                   16,330       294     93,431    11,467      109,761    11,761
Industrial and miscellaneous                                   3,576,648   130,733    540,308    62,474    4,116,956   193,207
                                                              ----------  --------   --------   -------   ----------  --------
TOTAL BONDS                                                   $3,731,741  $133,953   $647,092   $76,613   $4,378,833  $210,566
                                                              ----------  --------   --------   -------   ----------  --------
Affiliated                                                            --        --     26,287     3,921       26,287     3,921
Non-affiliated                                                     1,201       170         --        --        1,201       170
                                                              ----------  --------   --------   -------   ----------  --------
TOTAL COMMON STOCKS                                           $    1,201  $    170   $ 26,287   $ 3,921   $   27,488  $  4,091
                                                              ----------  --------   --------   -------   ----------  --------
TOTAL BONDS AND STOCKS                                        $3,732,942  $134,123   $673,379   $80,534   $4,406,321  $214,657
                                                              ==========  ========   ========   =======   ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $30,590, $60,751, and $217,924 in 2012, 2011 and 2010, respectively, and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $1,821, $1,784, and $4,269 during 2012, 2011 and 2010, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gain ( Losses) as a realized capital loss.

During 2012, 2011 and 2010, the Company reported the following write-downs on its joint ventures and partnership investments due to an OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                               2012    2011    2010
--------------------------------                              ------- ------- -------
KRG Capital Fund III, L.P.                                    $ 5,074 $    -- $    --
PAI Europe IV, L.P.                                             3,514      --      --
PineBridge Southern Cone Partners, L.P.                         1,911      --      --
Thayer Equity IV                                                1,686
Matlin Patterson Global Opportunities Partners II, L.P.         3,349   2,707   8,699
Doughty Hanson & Co. III, LP                                    1,383   2,427      --
Apollo IV LP                                                    1,004      --      --
Knowledge Universe Education, L.P.                                 --  13,237      --
PineBridge Portable Alpha Fund SPC, solely on behalf of            --
       Class A - PineBridge Value/S&P 500 Portfolio                --   3,891      --
PineBridge Multi-Strategy Fund-of-Funds LLC, solely on             --
   behalf of PineBridge Volatility Arbitrage Onshore Series        --   2,955      --
AIG Africa Infrastructure Fund                                     --   2,844      --
Questor Partners Fund II, L.P.                                     --   2,810      --
Warbug Pincus Equity Partners, LP                                  --   2,383      --
AIG Africa Infrastructure Mgmt Fund LLC                            --   2,134      --
Carlyle Europe Partners, L.P.                                      --   1,669      --
PineBridge Asia Partners, L.P.                                     --   1,298      --
General Atlantic Partners 82, L.P.                                 --   1,022      --
Satellite Fund II, LP                                              --     342   4,382
North Castle II                                                    --      --   1,900
The Good Steward Enhanced Fund, Ltd.                               --      --   1,264
Odyssey Investment Partners Funds, LP                              --      --   1,121
Items less than $1.0 million                                    1,508     623   1,187
                                                              ------- ------- -------
TOTAL                                                         $19,429 $40,342 $18,553
                                                              ======= ======= =======

Securities at carrying value of $2,960,603 and $3,094,652 were deposited with regulatory authorities as required by law as of December 31, 2012 and 2011, respectively.

During 2012, 2011 and 2010, investment expenses of $30,749, $37,979, and $13,195, respectively, and interest expense of $1,062, $5, and $5,341, respectively were included in Net Investment Income Earned.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

    . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following tables present information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2012 and 2011:

                       DECEMBER 31, 2012
               ---------------------------------
               Level 1 Level 2 Level 3   Total
               ------- ------- -------- --------
Bonds          $   --  $70,614 $ 65,311 $135,925
Common stocks   1,704       --  122,411  124,115
Derivatives        --    2,323       --    2,323
               ------  ------- -------- --------
Total          $1,704  $72,937 $187,722 $262,363
               ======  ======= ======== ========

                       DECEMBER 31, 2011
               ----------------------------------
               Level 1 Level 2  Level 3   Total
               ------- -------- -------- --------
Bonds          $   --  $151,427 $ 27,986 $179,413
Common stocks   2,236        --  121,822  124,058
Derivatives        --     2,509       --    2,509
               ------  -------- -------- --------
Total          $2,236  $153,936 $149,808 $305,980
               ======  ======== ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The following tables present changes during 2012 and 2011 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2012 and 2011 related to the Level 3 financial instruments that remained in the Statements of Admitted Assets at December 31, 2012 and 2011:

                                                                              Unrealized Gains
                 Balance                                                          (Losses)        Purchases, Sales,
               Beginning of Transfers Transfers Total Realized Gains (Losses)   Included in    Issuances, Settlements,
                   Year        In        Out       Included in Net Income         Surplus                Net
               ------------ --------- --------- ----------------------------- ---------------- -----------------------
Bonds            $ 27,986    $26,379  $(54,805)             $198                   $2,164              $63,389
Common stocks     121,822        589        --                --                       --                   --
                 --------    -------  --------              ----                   ------              -------
Total            $149,808    $26,968  $(54,805)             $198                   $2,164              $63,389
                 ========    =======  ========              ====                   ======              =======

                Balance at
               December 31,
                   2012
               ------------
Bonds            $ 65,311
Common stocks     122,411
                 --------
Total            $187,722
                 ========

                                                                              Unrealized Gains
                 Balance                                                          (Losses)        Purchases, Sales,
               Beginning of Transfers Transfers Total Realized Gains (Losses)   Included in    Issuances, Settlements,
                   Year        In        Out       Included in Net Income         Surplus                Net
               ------------ --------- --------- ----------------------------- ---------------- -----------------------
Bonds            $21,436     $28,000  $(22,375)            $(2,319)                $2,286               $958
Common stocks     77,501      44,321        --                  --                     --                 --
                 -------     -------  --------             -------                 ------               ----
Total            $98,937     $72,321  $(22,375)            $(2,319)                $2,286               $958
                 =======     =======  ========             =======                 ======               ====

                Balance at
               December 31,
                   2011
               ------------
Bonds            $ 27,986
Common stocks     121,822
                 --------
Total            $149,808
                 ========

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to their initial transaction prices. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The following table presents information about other invested assets carried at fair value on a non-recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2012.

                              DECEMBER 31, 2012
                       -------------------------------
                       Level 1 Level 2 Level 3  Total
                       ------- ------- ------- -------
Other invested assets    $--     $--   $11,016 $11,016
                         ---     ---   ------- -------
Total                    $--     $--   $11,016 $11,016
                         ===     ===   ======= =======

                               DECEMBER 31, 2011
                       ---------------------------------
                       Level 1 Level 2 Level 3   Total
                       ------- ------- -------- --------
Other invested assets    $--   $6,381  $134,086 $140,467
                         ---   ------  -------- --------
Total                    $--   $6,381  $134,086 $140,467
                         ===   ======  ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities.

At December 31, 2012, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on the present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

BOOK /ADJUSTED CARRYING VALUE PRESENT VALUE OF
AMORTIZED COST BEFORE CURRENT  PROJECTED CASH                   AMORTIZED COST AFTER
        PERIOD O TTI               FLOWS       RECOGNIZED O TTI        O TTI         FAIR VALUE
----------------------------- ---------------- ---------------- -------------------- ----------
         $2,552,371              $2,429,362        $123,009          $2,429,362      $2,089,125
         ==========              ==========        ========          ==========      ==========

At December 31, 2012 and 2011, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized capital loss. Such unrealized losses include securities with a recognized OTTI for credit related losses that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized capital loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, for the years ended December 31, 2012 and 2011, were as follows:

                                           DECEMBER 31, 2012
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                       Statutory  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities   $151,844    $2,813    $602,728   $37,118    $754,572   $39,931
                                        --------    ------    --------   -------    --------   -------
Total temporarily impaired securities   $151,844    $2,813    $602,728   $37,118    $754,572   $39,931
                                        ========    ======    ========   =======    ========   =======

                                             DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------
                                          Less than 12 Months     12 Months or Longer          Total
                                       ------------------------- --------------------- ---------------------
                                       Statutory Fair Unrealized            Unrealized            Unrealized
Description of Securities                  Value        Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              -------------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities    $3,020,106    $132,829   $357,148   $23,821   $3,377,254  $156,650
                                         ----------    --------   --------   -------   ----------  --------
Total temporarily impaired securities    $3,020,106    $132,829   $357,148   $23,821   $3,377,254  $156,650
                                         ==========    ========   ========   =======   ==========  ========

In its OTTI assessment, management considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. Management also considers how credit enhancements affect the expected performance of the security. In addition, management also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities until recovery of amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased thirteen series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis is collateralized by a single asset backed security (or in one series, four asset backed securities), primarily consisting of collateralized loan obligations. Of the thirteen series of notes, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on Metropolis
Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2012 and 2011 was EUR 925,204 and EUR 1,080,300, respectively.

The following tables summarize the outstanding notional amounts, the fair values and realized and unrealized gains or losses, of the cross-currency swaps held by the Company and its affiliates as of and for the years ended
December 31, 2012 and 2011:

                              AS OF DECEMBER 31, 2012   YEAR TO DATE REALIZED GAINS/(LOSSES)
                             -------------------------- -----------------------------------
                               OUTSTANDING   ESTIMATED  REALIZED CAPITAL  UNREALIZED CAPITAL
COMPANY                      NOTIONAL AMOUNT FAIR VALUE GAINS/ (LOSSES)    GAINS/ (LOSSES)
-------                      --------------- ---------- ----------------  ------------------
National Union                (Euro)381,208    $2,323       $  (580)            $2,323
American Home                       164,847     2,188          (179)             2,188
C&I                                 107,151     1,406          (126)             1,406
Lexington Insurance Company         271,998     3,689          (326)             3,689
                              -------------    ------       -------             ------
   Total                      (Euro)925,204    $9,606       $(1,211)            $9,606
                              =============    ======       =======             ======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                              AS OF DECEMBER 31, 2011   YEAR TO DATE REALIZED GAINS/(LOSSES)
                             -------------------------- -----------------------------------
                               OUTSTANDING   ESTIMATED  REALIZED CAPITAL  UNREALIZED CAPITAL
COMPANY                      NOTIONAL AMOUNT FAIR VALUE GAINS/ (LOSSES)    GAINS/ (LOSSES)
-------                      --------------- ---------- ----------------  ------------------
National Union               (Euro)  434,192   $2,509       $ (7,961)           $2,509
American Home                        195,790    1,690         (4,985)            1,690
C&I                                  127,264    1,148         (2,789)            1,148
Lexington Insurance Company          323,054    2,838         (7,080)            2,838
                             ---------------   ------       --------            ------
   Total                     (Euro)1,080,300   $8,185       $(22,815)           $8,185
                             ===============   ======       ========            ======

The Company owns junior and senior notes issued by Fieldstone Securitization I LLC, a wholly-owned subsidiary of Quartz Holdings LLC (Quartz). Quartz is an affiliate of the Company and a wholly-owned subsidiary of AIG Property Casualty U.S., Inc. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The PA DOI has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes. The junior and senior notes are classified as bonds. During 2012 and 2011, the Company recognized $117,040 and $112,394 of interest income on these bonds, respectively. As of December 31, 2012 the Company's carrying value in the junior and senior bonds was $230,640 and $1,430,077, respectively and as of December 31, 2011 the carrying values were $220,968 and $1,426,168, respectively. Affiliates of the Company own all of the other outstanding bonds issued by the entity, with an aggregate carrying value (inclusive of the notes owned by the Company) of $2,346,000 as of December 31, 2012. The estimated aggregate fair value of the assets held by the entity collateralizing its obligations to the Company and its affiliates under the junior and senior notes is $1,987,795 as of December 31, 2012.

Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company is not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties. At the termination of these transactions, the Company and its counterparties are obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of cash collateral received as of December 31, 2012 and 2011, inclusive of accrued interest, is $2,017,061 and $908,778, respectively. The Company had loaned securities with a fair value of $1,939,614 and $865,237 as of December 31, 2012 and 2011.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's net reserves for losses and LAE as of December 31, 2012, 2011 and 2010 is set forth in the table below:

                                                     2012         2011         2010
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR   $12,342,958  $14,214,768  $13,570,308
Incurred losses and LAE related to:
   Current accident year                           3,711,407    4,105,947    3,892,265
   Prior accident year                               496,884      347,399    1,898,075
                                                 -----------  -----------  -----------
   TOTAL INCURRED LOSSES AND LAE                   4,208,291    4,453,346    5,790,340
                                                 ===========  ===========  ===========
Paid losses and LAE related to:
   Current accident year                          (1,046,494)  (1,235,282)  (1,103,754)
   Prior accident year                            (3,223,897)  (5,089,874)  (4,042,126)
                                                 -----------  -----------  -----------
   TOTAL PAID LOSSES AND LAE                      (4,270,391)  (6,325,156)  (5,145,880)
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,  $12,280,858  $12,342,958  $14,214,768
                                                 ===========  ===========  ===========

During 2012, the Company ceded $69,627 of certain classes of its Environmental reserves to Eaglestone Reinsurance Company (Eaglestone). For 2012, the Company reported adverse loss and LAE reserve development of $496,884, including accretion of loss reserve discount, of $200,841. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $35,413 of adverse development. Catastrophe losses of $201,777 were also included in the Company's 2012 incurred losses and LAE.

During 2011, the Company ceded $1,754,629 of its net asbestos and Excess Workers Compensation reserves to Eaglestone. For 2011, the Company reported adverse loss and LAE reserve development of $353,140, including accretion of loss reserve discount, of $119,867. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $179,740 were also included in the Company's incurred losses and LAE.

As discussed in Note 5, the restructuring of the foreign branch operations resulted in a decrease of $28,742 and $47,147 of the reserves during 2012 and 2011, respectively.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,590,300 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes - Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation - comprised approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's best estimate of the ultimate value of the underlying claims. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,245,735, offset by an increase of $838,815 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company has periodically utilized catastrophe bonds to provide reinsurance for U.S. hurricanes and earthquakes. In 2011 and 2010, $575 million and $875 million in catastrophe bonds were obtained.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $182,999, $186,051, and $179,101, respectively.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,703,275, $6,161,031 and $4,481,518, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's asbestos and environmental related loss and LAE reserves (including case and IBNR reserves) for the years ended December 31, 2012, 2011 and 2010, gross and net of reinsurance credits, are as follows:

                                                    ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                                          ----------------------------------  ----------------------------
                                             2012        2011        2010       2012      2011      2010
                                          ----------  ----------  ----------  --------  --------  --------
Direct:
Loss and LAE reserves, beginning of year  $1,425,851  $1,621,783  $  940,130  $ 58,951  $ 71,689  $ 93,470
   Incurred losses and LAE                   (21,979)    (59,457)    864,175    44,895     9,184     5,423
   Calendar year paid losses and LAE        (105,649)   (136,475)   (182,522)  (14,285)  (21,922)  (27,204)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $1,298,223  $1,425,851  $1,621,783  $ 89,561  $ 58,951  $ 71,689
                                          ==========  ==========  ==========  ========  ========  ========
Assumed:
Loss and LAE reserves, beginning of year  $  170,709  $  162,963  $   90,732  $  5,941  $  5,780  $  6,063
   Incurred losses and LAE                    20,223      28,268      91,861     1,455     1,456     1,125
   Calendar year paid losses and LAE         (23,324)    (20,522)    (19,630)      (70)   (1,295)   (1,408)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $  167,608  $  170,709  $  162,963  $  7,326  $  5,941  $  5,780
                                          ==========  ==========  ==========  ========  ========  ========
Net of reinsurance:
Loss and LAE reserves, beginning of year  $       --  $  774,116  $  415,105  $ 40,730  $ 44,013  $ 51,470
   Incurred losses and LAE                        --      49,204     445,497    23,438     8,853     7,350
   Calendar year paid losses and LAE              --    (823,320)    (86,486)   (9,731)  (12,136)  (14,807)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $       --  $       --  $  774,116  $ 54,437  $ 40,730  $ 44,013
                                          ==========  ==========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                                ---------------------------- ----------------------
                                  2012     2011      2010     2012    2011   2010
                                -------- -------- ---------- ------- ------ -------
Direct basis                    $758,534 $908,718 $1,190,502 $14,669 $9,434 $18,842
Assumed reinsurance basis         87,628  106,903    124,980     214    433     416
Net of ceded reinsurance basis        --       --    582,792   6,944  4,741   9,023

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                ------------------------- --------------------
                                 2012     2011     2010    2012   2011   2010
                                ------- -------- -------- ------ ------ ------
Direct basis                    $86,427 $103,923 $132,278 $6,287 $4,043 $8,075
Assumed reinsurance basis         8,256    9,839    8,084     65     96     92
Net of ceded reinsurance basis       --       --   58,952  2,950  3,788  3,780

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2012 are adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos.

Environmental Liability Loss Portfolio Transfer

The Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as Surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion of the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account. The Company's portion of the funds held balance including accrued interest was $75,153 at December 31, 2012.

The share of the reserves assumed by Eaglestone from each of the AIG Environmental Reinsureds is presented below:

                                                  UNEARNED  ACCRUED      TOTAL
                                           LOSS   PREMIUM  INTEREST  ENVIRONMENTAL
COMPANY                                  RESERVES RESERVES LIABILITY  LIABILITIES
-------                                  -------- -------- --------- -------------
ADMITTED POOL COMPANIES:
   National Union                        $ 69,627 $  8,532 $  1,600   $   79,759
   American Home                           65,962    8,083    1,517       75,562
   C&I                                     20,155    2,470      463       23,088
   Chartis PC                               9,161    1,123      211       10,495
   New Hampshire                            9,161    1,123      211       10,495
   ISOP                                     9,161    1,123      211       10,495
                                         -------- -------- --------   ----------
TOTAL ADMITTED POOL COMPANIES             183,227   22,454    4,213      209,894
                                         ======== ======== ========   ==========
SURPLUS LINES POOL COMPANIES:
   Lexington Insurance Company            601,790  465,276   86,714    1,153,780
   Chartis Specialty Insurance Company     66,865   51,697    9,635      128,197
                                         -------- -------- --------   ----------
TOTAL SURPLUS LINES POOL COMPANIES        668,655  516,973   96,349    1,281,977
                                         ======== ======== ========   ==========
GRAND TOTAL                              $851,882 $539,427 $100,562   $1,491,871
                                         ======== ======== ========   ==========

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continue to be reflected in the AIG Environmental Reinsureds' financials, and the parties do not intend to seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Asbestos Loss Portfolio Transfer

On March 31, 2011, the AIG Reinsureds entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the AIG Reinsureds transferred all of their net U.S. asbestos liabilities to Eaglestone. The AIG Reinsureds made an adjusted initial payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves as of January 1, 2011) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of AIG Reinsureds is presented below.

Eaglestone and the AIG Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the AIG Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the AIG Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the AIG Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO as part of AIG's ongoing strategy to reduce its overall loss reserve development risk. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the AIG Reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of AIG affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the AIG Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the PA DOI, the Company's provision for reinsurance has been reduced by $93,089 to reflect the transfer of this collection risk. This credit is reflected in the "Other allowed offset items" column of Schedule F, included within the 2012 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Company and the AIG Reinsureds entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of
4.25 percent per annum on the funds withheld balance. The Company's portion of the funds held balance including accrued interest was $948,901 and $904,459 at December 31, 2012 and 2011, respectively. The share of the net reserves assumed by Eaglestone from each of the AIG Reinsureds is presented below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                         ASBESTOS LOSS EXCESS WORKERS'
COMPANY                                    TRANSFER     COMPENSATION     TOTAL
-------                                  ------------- --------------- ----------
ADMITTED POOL COMPANIES:
   National Union                         $  827,363     $  927,266    $1,754,629
   American Home                             783,818      1,092,875     1,876,693
   C&I                                       239,500        333,934       573,434
   CPCC                                      108,863        122,009       230,872
   New Hampshire                             108,863        122,009       230,872
   ISOP                                      108,863        122,009       230,872
                                          ----------     ----------    ----------
TOTAL ADMITTED POOL COMPANIES              2,177,270      2,720,102     4,897,372
                                          ==========     ==========    ==========
SURPLUS LINES POOL COMPANIES
   Lexington                                 261,997             --       261,997
   Chartis Select Insurance Company *         67,370             --        67,370
   Chartis Specialty Insurance Company        37,428             --        37,428
   Landmark Insurance Company **               7,486             --         7,486
                                          ----------     ----------    ----------
TOTAL SURPLUS LINES POOL COMPANIES           374,281             --       374,281
                                          ==========     ==========    ==========
CHARTIS INTERNATIONAL
   Chartis Overseas Ltd.                     212,400             --       212,400
   Other                                      26,400             --        26,400
                                          ----------     ----------    ----------
TOTAL CHARTIS INTERNATIONAL                  238,800             --       238,800
                                          ==========     ==========    ==========
GRAND TOTAL                               $2,790,351     $2,720,102    $5,510,453
                                          ==========     ==========    ==========

*  Merged into Lexington Insurance Company effective January 1, 2012.
** Merged into National Union effective January 1, 2012 and the gross reserves were reinsured into Lexington.

In the Company's Annual Statements for 2012 and 2011 filed with the PA DOI, affiliated loss portfolio transfers for retroactive reinsurance agreements that qualify for prospective accounting treatment were disclosed as ceded losses as opposed to ceded premiums in the Statements of Operations, Changes in Capital and Surplus, and Statements of Cash Flow. There was no impact to the net income or cash flow from operations as a result of these transactions. There were no such transactions for 2010.

NOTE 5 - RELATED PARTY TRANSACTIONS

A. ADMITTED POOLING AGREEMENT

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of American Home) to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

   The Company's share of the pool is 38.0 percent. Accordingly, all insurance and reinsurance related account balances, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

   AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home, and the Company. On an annual basis the Association files audited financial statements with the New York State Department of Financial Services (NY DFS) that have been prepared in accordance with accounting practices prescribed or permitted by the State of New York (NY SAP).

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese risks as defined). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                         INITIAL       PARTICIPATION
                                             NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
MEMBER COMPANY                                 CODE      PERCENT        JAPAN RISK
--------------                               -------- ------------- -------------------
Chart is Overseas Limited                        --       67.0%            85.0%
Admitted Pool member companies, as follows:
   New Hampshire                              23841       12.0%            10.0%
   The Company                                19445       11.0%             5.0%
   American Home                              19380       10.0%             0.0%

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                2012       2011
------------------                             ---------  ---------
Assumed reinsurance premiums receivable        $ 126,110  $ 125,964
Funds held by ceding reinsurers                   47,293     44,019
Reinsurance recoverable                           32,969     35,957
Equity in underwriting pools and associations    269,842    281,764
                                               ---------  ---------
TOTAL ASSETS                                   $ 476,214  $ 487,704
                                               ---------  ---------
Loss and LAE reserves                          $ 401,786  $ 553,856
Unearned premium reserves                        197,819    218,483
Funds held                                        12,753     10,721
Ceded balances payable                            52,023     51,022
Assumed reinsurance payable                       56,822     56,493
                                               ---------  ---------
TOTAL LIABILITIES                              $ 721,203  $ 890,575
                                               ---------  ---------
TOTAL SURPLUS                                  $(244,989) $(402,871)
                                               =========  =========

   As of December 31, 2012, the Association reported an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2012, Chartis Europe S.A. represented $1,666,307 and AIG Europe Holdings Limited represented $872,518, respectively, of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012 the Company's interest in the Association's SCA entities was $319,832 and has been reported as a component of Equities in Underwriting Pools and Associations.

   As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC has restructured certain of the foreign branch operations of the Admitted Pool members. Refer to Note 5E for additional information.

C. GUARANTEE ARRANGEMENTS

   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. Refer to Note 11 C - Other Contingencies.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. INVESTMENTS IN AFFILIATES

   As of December 31, 2012 and 2011, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                           AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                           OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                       PERCENT     2012         2012            2012
---------------------                      --------- ---------- --------------- --------------
Common stocks:
AIG Lodging Opportunities, Inc.              100.0%  $    1,397   $    2,692      $   (1,238)
Mt. Mansfield Co. Inc.                       100.0%      63,096       87,491           5,372
National Union Fire Ins. Company of Vt.      100.0%      12,530       14,719           2,861
Chartis Specialty Insurance Company          100.0%     464,135      807,793         209,670
Lexington Insurance Company                  100.0%   3,073,648    7,925,575       3,849,657
Pine Street Real Estate Holding Corp. (a)    22.1%        2,973           --          (1,656)
American International Realty, Inc.          22.0%        9,931       25,192             (17)
Eastgreen, Inc.                               9.7%       14,705       12,795              22
Spruce Peak Realty LLC                        1.0%          953          953              --
                                                     ----------   ----------      ----------
   TOTAL COMMON STOCKS - AFFILIATES                  $3,643,368   $8,877,210      $4,064,671
                                                     ==========   ==========      ==========

(a)Carry value, net of nonadmitted balance of $1,795

                                         AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                         OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                     PERCENT     2011         2011            2011
---------------------                    --------- ---------- --------------- --------------
Common stocks:
AIG Lodging Opportunities, Inc.            100.0%  $    3,234   $    3,930       $    785
Chartis Select Insurance Company           100.0%     442,228    1,975,192        156,344
Mt. Mansfield Co. Inc.                     100.0%      63,244       82,119          9,257
National Union Fire Ins. Company of Vt.    100.0%      12,530       11,858        (53,546)
Chartis Specialty Insurance Company        70.0%      208,138      598,123         60,975
Lexington Insurance Company                70.0%      643,111    4,075,918        183,608
Pine Street Real Estate Holding Corp.      22.1%        2,973        1,656            159
American International Realty, Inc.        22.0%        9,931       25,209         (4,476)
Eastgreen, Inc.                             9.7%       14,705       12,773          5,717
Spruce Peak Realty LLC                      1.0%          953          953             35
                                                   ----------   ----------       --------
   TOTAL COMMON STOCKS - AFFILIATES                $1,401,047   $6,787,731       $358,858
                                                   ==========   ==========       ========

   The remaining equity interest in these investments is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   Prior to the merger of Chartis Select Insurance Company (Chartis Select) into Lexington, as described in Note 5E, the Company owned 70% of Lexington and 100% of Chartis Select. As part of the merger resulting from the Company's ownership of Lexington and Chartis Select, Lexington issued 343,852 new capital shares to the Company, an amount equal to Chartis Select's surplus of $1.98 billion. Contemporaneous with the new share issuance and the merger, Chartis Select's authorized and outstanding capital shares were cancelled. At December 31, 2012, the Company's investment in Lexington includes the value of Chartis Select.

   Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S. Inc., and subsequently contributed to the Company. The Company

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   recorded an increase in its cost basis in Lexington of $1,788,309 from this transaction which represents the cumulative carrying value of CPCC and ISOP as of the date of transfer. A roll-forward of the cost of the Company's investment in Lexington and Chartis Specialty follows:

                                                             Lexington  Chartis Specialty
                                                             ---------- -----------------
Cost, December 31, 2011                                      $  643,111     $208,138
Contribution of shares not previously owned (at book value)   1,788,309      255,997
Cash contribution by the Company                                200,000           --
Chartis Select *                                                442,228           --
                                                             ----------     --------
Cost, December 31, 2012                                      $3,073,648     $464,135
                                                             ==========     ========

* Amount represents an increase in the Company's carrying value in Lexington as a result of Lexington's merger with Chartis Select.

   On December 31, 2009, the Company acquired a 100 percent interest in Mt. Mansfield/Spruce Peak Realty. As part of this transaction, the Company established negative goodwill in the amount of $125,565, as the carrying value as of the date of acquisition was less than the fair value. This amount is being amortized over 10 years. Additionally, as part of the transaction AIG PC has committed to pay a percentage of the positive cash flows, if any are generated and which are not expected to be material, from Mt. Mansfield to the Ultimate Parent.

   The Company owns 100% of Lexington whose carrying value exceeds 10% of the admitted assets of the Company. The Company carries Lexington at its statutory equity value. Lexington admitted assets, liabilities and capital and surplus as of December 31, 2012 and 2011 and net income for the years ended December 31, 2012 and 2011 are set forth below:

                              2012        2011
                           ----------- -----------
Total admitted assets      $24,612,889 $24,760,783
Total liabilities           16,687,315  16,962,852
Total capital and surplus    7,925,575   7,797,931
Net income                     408,982     517,600

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10 percent. As of December 31, 2012 and 2011, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10 percent amounted to $1,010,789 and $1,020,054, respectively.

E. RESTRUCTURING

   DOMESTIC OPERATIONS

   Effective January 1, 2012, Landmark was merged into the Company. In conjunction with this merger, the Company retroceded 100 percent of Landmark's gross reserves to Lexington. Additionally, effective January 1, 2012, Chartis Select was merged into Lexington. After the execution of these mergers, Landmark's 2 percent and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Chartis Select's 18 percent participation in the AIG PC Surplus Lines Pool was added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage to 90 percent. Each merger was accounted for as a statutory merger pursuant to SSAP No. 68, Business Combinations and Goodwill.

   The pre-merger separate company balances and the restated balances for the Company for the year ended December 31, 2011 were as follows:

                                              Adjusted Merged
                                                  Values
                        The Company Landmark December 31, 2011
                        ----------- -------- -----------------
Assets                  $30,405,444 $535,864    $30,941,308
Liabilities              17,791,437  375,119     18,166,556
Policyholders' surplus   12,614,007  160,745     12,774,752

   Effective January 1, 2012, Chartis Select, which was wholly-owned by the Company, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to the Company. The Company now owns 100% of Lexington and Chartis Specialty. The Company recorded $2,044,307 as a capital contribution as a result of these transactions.

   Effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multiyear reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage. Refer to Note 6 for additional information.

   Effective December 31, 2010; (i) all of the outstanding shares of United Guaranty Corporation (UGC) owned by the Company and two other insurance company subsidiaries of AIG Property Casualty U.S., Inc. were transferred to AIG, and; (ii) AIG contributed cash to AIG PC in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. As a result, in February 2011, the AIG PC insurance subsidiaries each received a contribution equal to its pro rata share of the statutory book value of UGC shares owned by such AIG PC insurance subsidiary, including $842,206 received by the Company.

   FOREIGN OPERATIONS

   Effective July 1, 2012, the Articles of Association of COA were amended to provide that the business of American Home's Argentina Branch will no longer be directed to COA, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool. The Branch had total admitted assets and liabilities of $30,200 and $26,200, respectively, at the date of the transfer.

   Prior to December 1, 2012 American Home owned 19.723 percent of the record titles of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in these titles was owned by the Association. On December 1, 2012, both the record titles and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2012 BRANCH CONVERSIONS

   During 2012, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date    Branch Name                          Transferee Entity
--------------    ------------------------------------ -------------------------------------------

December 1, 2011  Cyprus Branch of American Home       AIG Europe Limited, Cyprus Branch

December 1, 2011  Malta Branch of American Home        AIG Europe Limited, Malta Branch

December 1, 2011  New Zealand Branch of American Home  Chartis Insurance New Zealand Limited

March 1, 2012     Aruban Branch of American Home       Chartis Aruba Insurance Company N.V.

March 1, 2012     Greek Branch of National Union       Chartis Insurance UK Limited, Greek Branch

June 1, 2012      Korean Branch of American Home       Chartis Singapore Insurance Pte. Ltd

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

   2011 BRANCH CONVERSIONS

   During 2011, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date    Branch Name                                   Transferee Entity
--------------    --------------------------------------------- -------------------------------------

December 1, 2010  Hong Kong Branch of National Union, American  Chartis Insurance Hong Kong Limited
                  Home and New Hampshire

January 1, 2011   Singapore Branch of American Home             Chartis Singapore Insurance Pte. Ltd

March 1, 2011     Australia Branch of American Home             Chartis Australia Insurance Limited

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $764,168 and $436,464, respectively. These balances were previously reported as Equities in Pools and Associations.

   On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK Limited (n/k/a Chartis Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of AIG Europe Limited. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to AIG UK Ireland Branch and repaneled. On that same date, AIG UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

   The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and the PA DOI to record the above referenced December 1, 2012 and 2011 restructuring activities, including the reinsurance

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   transactions associated with the restructuring of Chartis Ireland operations, in the 2012 and 2011 statutory financial statements. The Jamaican and Panama branches of American Home and National Union, respectively, which were completed on December 1, 2012 will be reported in 2013 statutory financial statements. These transactions do not have a material impact on the Company's financial statements.

   Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of the Company, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, AIG PC owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, the Company sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of AIG Property Casualty International, LLC, for approximately $586.8 million. The Company realized a loss of $215. Additionally, on the same date, American Home closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,574. AIG PCs' total ownership of Fuji Japan has not changed as a result of these transactions. On July 27, 2011, the PA DOI approved a transaction whereby the Company provided a two year collateral loan of approximately $433,574 to Chartis Pacific Rim Holdings, LLC. The collateral loan has a coupon rate of 2.15 percent and the interest is scheduled to be paid in full at maturity on August 4, 2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


F. OTHER RELATED PARTY TRANSACTIONS

   The following tables summarize transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012 and 2011 between the Company and any affiliated companies that exceeded one half of one percent of the Company's admitted assets as of December 31, 2012 and 2011 as well as all capital contributions and dividends:

                                                                                                 2012
                                                                             --------------------------------------------
                                                                             ASSETS RECEIVED BY THE ASSETS TRANSFERRED BY
                                                                                    COMPANY              THE COMPANY
                                                                             ---------------------- ---------------------
 DATE OF                                                NAME OF              STATEMENT              STATEMENT
TRANSACTION  EXPLANATION OF TRANSACTION                AFFILIATE               VALUE    DESCRIPTION   VALUE   DESCRIPTION
-----------  --------------------------     -------------------------------- ---------- ----------- --------- -----------
03/27/12              Dividend              AIG Property Casualty U.S., Inc. $       --             $ 33,896     Cash
03/27/12              Dividend              AIG Property Casualty U.S., Inc.         --              876,104  Securities
Various               Dividend              AIG Property Casualty U.S., Inc.         --               25,998   In kind
10/19/12              Dividend              AIG Property Casualty U.S., Inc.         --              800,000     Cash
10/19/12          Dividend Income                      Lexington                720,000    Cash           --
10/19/12          Dividend Income                  Chartis Specialty             80,000    Cash           --
03/31/12        Capital contribution    (a) AIG Property Casualty U.S., Inc.  2,044,307  In kind          --
Various         Capital contribution    (b) AIG Property Casualty U.S., Inc.      1,553  In kind          --
Various         Capital contribution    (c) AIG Property Casualty U.S., Inc.     55,536  In kind          --
Various         Capital contribution    (d) AIG Property Casualty U.S., Inc.         27  In kind          --
12/27/12        Capital contribution        AIG Property Casualty U.S., Inc.    300,000    Cash           --
07/27/12       Purchase of securities                  Lexington                182,409 Securities   182,409     Cash
12/27/12       Purchase of securities        AIG Fianancial Products Corp.      211,321 Securities   211,321     Cash
05/31/12         Sale of securities                    Lexington                331,230    Cash      323,289  Securities
Various          Sale of securities                       AIG                   233,733    Cash      221,001  Securities
12/27/2012     Additional investment                   Lexington                     --              200,000     Cash

(a) Refer to Domestic Operations Restructuring Note 5E
(b) Capital contributions pursuant to the tax sharing agreement
(c) Assumption of liabilities by parent
(d) Other

                                                                                                2011
                                                                             -------------------------------------------
                                                                             ASSETS RECEIVED BY THE ASSETS TRANSFERRED BY
                                                                                    COMPANY              THE COMPANY
                                                                             ---------------------  ---------------------
 DATE OF                                                NAME OF              STATEMENT              STATEMENT
TRANSACTION  EXPLANATION OF TRANSACTION                AFFILIATE               VALUE    DESCRIPTION   VALUE   DESCRIPTION
-----------  --------------------------     -------------------------------- ---------  ----------- --------- -----------
3/1/2011             Dividend               AIG Property Casualty U.S., Inc. $     --               $ 14,930   In kind
1/7/2011             Dividend               AIG Property Casualty U.S., Inc.       --                325,000     Cash
9/30/2011            Dividend               AIG Property Casualty U.S., Inc.       --                290,000     Cash
12/19/2011           Dividend               AIG Property Casualty U.S., Inc.       --                210,000     Cash
11/1/2011            Dividend               AIG Property Casualty U.S., Inc.       --                 21,416   In kind
12/28/2011           Dividend               AIG Property Casualty U.S., Inc.       --                 20,000     Cash
6/30/2011    Eaglestone capitalization  (a) AIG Property Casualty U.S., Inc.  620,000      Cash           --
6/30/2011      Capital contribution         AIG Property Casualty U.S., Inc.   17,617      Cash           --
Various        Capital contribution     (b) AIG Property Casualty U.S., Inc.   11,112    In kind          --
Various        Capital contribution     (c) AIG Property Casualty U.S., Inc.    3,036    In kind          --
                                                    AIG Inc. Matched               --                     --
3/28/2011     Purchase of securities               Investment Program         351,143   Securities   351,143     Cash
3/31/2011    Eaglestone capitalization  (a) AIG Property Casualty U.S., Inc.       --                510,000     Cash
8/18/2011       Sale of securities                     Lexington              418,412      Cash      399,788  Securities

(a) Refer immediately below this table for Eaglestone Reinsurance Company capitalization
(b) Capital contribution in lieu of tax sharing agreement
(c) Other
Lexington: Lexington Insurance Company

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                            2010
                                                                         -------------------------------------------
                                                                          ASSETS RECEIVED BY   ASSETS TRANSFERRED BY
                                                                              THE COMPANY           THE COMPANY
                                                                         --------------------- ---------------------
 DATE OF         EXPLANATION OF                     NAME OF              STATEMENT             STATEMENT
TRANSACTION       TRANSACTION                      AFFILIATE               VALUE   DESCRIPTION   VALUE   DESCRIPTION
-----------  ----------------------     -------------------------------- --------- ----------- --------- -----------
 03/05/10           Dividend            AIG Property Casualty U.S., Inc. $     --              $170,000     Cash
 04/07/10           Dividend            AIG Property Casualty U.S., Inc.       --                 6,238     Cash
 06/29/10           Dividend            AIG Property Casualty U.S., Inc.       --               250,000     Cash
 09/08/10           Dividend            AIG Property Casualty U.S., Inc.       --               120,000     Cash
 12/03/10           Dividend            AIG Property Casualty U.S., Inc.       --               230,000     Cash
 10/20/10           Dividend            AIG Property Casualty U.S., Inc.       --                46,895  Securities
 12/31/10           Dividend        (c) AIG Property Casualty U.S., Inc.       --                66,828  Securities
 10/01/10     Capital contribution  (b) AIG Property Casualty U.S., Inc.    7,130   In kind          --
 12/31/10     Capital contribution  (a) AIG Property Casualty U.S., Inc.   11,936   In kind          --
 Various      Capital contribution      AIG Property Casualty U.S., Inc.    5,413   In kind          --
 12/31/10     Capital contribution  (d) AIG Property Casualty U.S., Inc.  750,000  Receivable        --
 12/31/10            Other          (d) AIG Property Casualty U.S., Inc.  842,206  Receivable   842,206  Securities
 03/22/10    Additional investments                Lexington                   --               210,000  Securities
 10/20/10       Dividend income                    Lexington               46,895  Securities        --
 12/14/10       Dividend income                    Lexington              210,000  Securities        --
 06/24/10    Purchase of securities              American Home            708,005  Securities   708,005     Cash

(a)Capital contributions in lieu of tax sharing agreement
(b)Merger of Audubon Insurance, Audubon Indemnity, and NULA.
(c)Transfer of ownership of Chartis Claims, Inc.
(d)Refer to Note 5E - Restructuring - Domestic Operations

   Capital Maintenance Agreements

   Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the AIG PC Surplus Lines Pool and AIU Insurance Company (collectively, the Fleet) entered into a Capital Maintenance Agreement (CMA) with AIG and AIG PC (AIG CMA). The AIG CMA provided that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage (the SMP) of 350% of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by AIG PC on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator, AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of AIG PC and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

   Effective February 17, 2012, the Fleet entered into a CMA (AIG PC CMA) with AIG PC, U.S., Inc. and AIG Property Casualty International, LLC (the AIG PC entities). The AIG PC CMA provided that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300% of such Company's Authorized Control Level RBC (the Individual Entity Minimum Percentage) (as determined by AIG PC pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the AIG PC Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Funding of Eaglestone Capitalization

   On March 31, 2011, the Company, American Home, and New Hampshire (Funding Participants), with the approval of the PA DOI and the NY DFS, returned $1,700,000 of capital to their immediate parent (AIG Property Casualty U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000, $1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from the PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to AIG Property Casualty U.S., Inc. The distribution was made to AIG PC on July 27, 2011. On that same date, AIG PC contributed $620,000 to the Company, $130,000 to New Hampshire, and $100,000 to CPCC.

   Management Services

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred between the Company and its affiliates during 2012, 2011 and 2010 that exceeded one half of one percent of the Company's admitted assets:

       For the years ended December 31,         2012     2011     2010
       --------------------------------       -------- -------- --------
       Chart is Global Claims Services, Inc.  $254,809 $263,957 $259,062
       AIG PC Global Services, Inc.             41,948  287,959       --
                                              -------- -------- --------
          Total                               $296,757 $551,916 $259,062
                                              ======== ======== ========

   Effective January 1, 2011, AIG PC Global Services, Inc. (formerly known as Chartis Global Services Inc.) is the shared services organization for AIG Property Casualty U.S., Inc. and AIG Property Casualty International, LLC.

   The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction included a reduction of $76,952 in allocated expenses from AIG following an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors).

   As of December 31, 2012 and 2011, short-term investments included amounts invested in the AIG Managed Money Market Fund of $291,113 and $159,729, respectively.

   Federal and foreign income taxes payable from the Ultimate Parent as of December 31, 2012 and 2011 amounted to $492 and $63,965, respectively.

   On August 25, 2011, the Company amended its existing credit facility with Graphite Management LLC, (Graphite, a wholly-owned subsidiary of Quartz). Under the amended facility, Lavastone Capital LLC (Lavastone, a wholly-owned subsidiary of Graphite) has assumed from Graphite all of Graphite's rights and obligations under the existing credit facility, and Lavastone has pledged all of its assets to the Company. The amended facility is comprised of three separate elements - a 15-year senior term loan of $1,150,000; a 20-year junior term loan of $175,000; and a 20-year revolving component pursuant to which Lavastone may borrow up to $350,000 from time to time for the purpose of keeping its investments in life insurance in force. It is expected that Lavastone will repay all of these amounts using funds it receives from its assets, which are primarily comprised of investments in life insurance. On the date of the amendment, the outstanding balance under the existing credit

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   facility of $1,057,000 was refinanced by the amended credit facility. In addition, as part of the transaction, the Company paid to Lavastone $267,025, which was distributed to Graphite and used by Graphite to repay in full the principle and accrued interest on another existing credit facility Graphite had with an affiliate of the Company. No gain or loss was recorded by the Company as part of the loan modification.

   During 2012, the Company recorded $106,771 of investment income related to this credit facility, and as of December 31, 2012 the Company's carrying values of the senior term loan, the junior term loan and the revolver were $1,254,915, $197,664 and $193,154, respectively, including in each case accrued interest. The estimated aggregate fair value of Lavastone's assets pledged as collateral to the Company is $1,507,289 as of December 31, 2012.

   As of December 31, 2012 and 2011, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $23,931 and $29,869, respectively, at December 31, 2012 and 2011.

As of December 31,                                     2012     2011
------------------                                   -------- --------
Balances with admitted pool companies                $ 21,135 $ 41,912
Balances with less than 0.5% of admitted assets       345,512  125,253
Balances arising from merger with Landmark                 --       56
                                                     -------- --------
Receivable from parent, subsidiaries and affiliates  $366,647 $167,221
                                                     ======== ========
Balances with admitted pool companies                $337,422 $ 68,493
Balances with less than 0.5% of admitted assets       127,299  112,478
Balances arising from merger with Landmark                 --  412,703
                                                     -------- --------
Payable to parent, subsidiaries and affiliates       $464,721 $593,674
                                                     ======== ========

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchases catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

During 2012, 2011 and 2010, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,           2012                    2011                    2010
--------------------------------  ----------------------- ----------------------- -----------------------
                                    WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Direct premiums                  $ 7,047,281 $ 7,329,690 $ 7,397,297 $ 7,576,911 $ 7,044,109 $ 7,177,778
 Reinsurance premiums assumed:
    Affiliates                     10,080,903  10,364,244  10,299,460  11,209,710  10,544,748  11,474,133
    Non-affiliates                    507,991     554,293     483,259     574,522     365,317     408,156
                                  ----------- ----------- ----------- ----------- ----------- -----------
        GROSS PREMIUMS             17,636,175  18,248,227  18,180,016  19,361,143  17,954,174  19,060,067
                                  =========== =========== =========== =========== =========== ===========
 Reinsurance premiums ceded:
    Affiliates                     11,478,443  11,843,600  11,657,777  12,371,976  11,507,981  12,181,474
    Non-affiliates                  1,481,573   1,574,319   1,660,916   1,695,581   1,624,658   1,539,354
                                  ----------- ----------- ----------- ----------- ----------- -----------
        NET PREMIUMS              $ 4,676,159 $ 4,830,308 $ 4,861,323 $ 5,293,586 $ 4,821,535 $ 5,339,239
                                  =========== =========== =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2012 and 2011 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE           NET
                    --------------------- --------------------- --------------------
                     UNEARNED             UNEARNED              UNEARNED
                     PREMIUM   COMMISSION PREMIUM    COMMISSION PREMIUM   COMMISSION
                     RESERVES  EQUITY     RESERVES   EQUITY     RESERVES  EQUITY
                    ---------- ---------- ---------- ---------- --------  ----------
DECEMBER 31, 2012:
   Affiliates       $5,595,926  $850,571  $5,519,902  $726,960  $ 76,024   $123,611
   Non affiliates      415,707    63,187     372,404    49,045    43,303     14,142
                    ----------  --------  ----------  --------  --------   --------
   TOTALS           $6,011,633  $913,758  $5,892,306  $776,005  $119,327   $137,753
                    ==========  ========  ==========  ========  ========   ========
DECEMBER 31, 2011:
   Affiliates       $5,943,041  $782,311  $5,932,243  $702,893  $ 10,798   $ 79,418
   Non affiliates      462,006    60,816     465,221    55,125    (3,215)     5,691
                    ----------  --------  ----------  --------  --------   --------
   TOTALS           $6,405,047  $843,127  $6,397,464  $758,018  $  7,583   $ 85,109
                    ==========  ========  ==========  ========  ========   ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


As of December 31, 2012 and 2011, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                    UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                        RESERVES           LAE             AND LAE
                    ---------------- --------------- -------------------
DECEMBER 31, 2012:
   Affiliates          $5,519,902       $150,806         $31,884,941
   Non-affiliates         372,404        285,585           2,993,475
                       ----------       --------         -----------
   TOTAL               $5,892,306       $436,391         $34,878,416
                       ==========       ========         ===========
DECEMBER 31, 2011:
   Affiliates          $5,932,243       $ 93,903         $33,152,985
   Non-affiliates         465,221        286,610           3,120,018
                       ----------       --------         -----------
   TOTAL               $6,397,464       $380,513         $36,273,003
                       ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2012 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

                                                    NAIC CO.
REINSURER                                             CODE     AMOUNT
---------                                           -------- -----------
Affiliates:
   Admitted Pool                                        --   $35,130,476
   Eaglestone Reinsurance Company                    10651       591,448
   Chartis Overseas Ltd.                                --       398,275
   AIU Insurance Company                             19399       130,520
   United Guaranty Ins Co.                           11715        24,241
   AIG Europe Limited (France Branch)                   --         6,501
   US Life Ins Co Of NY (F/ Amer Int Life Ass NY)    70106         1,575
   L'Union Atlantique De Reassurances S.A.              --         1,403
   Chartis Australia Insurance Ltd.                     --         1,235
   Chartis Specialty Insurance Company               26883         1,046
   Other affiliates less than $1.0 million              --         2,246
                                                     -----   -----------
   TOTAL AFFILIATES                                          $36,288,966
                                                             ===========
Non-affiliates                                                        --
                                                             -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                       $36,288,966
                                                             ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company incurred losses of $58,822, $2,272 and $142,835, respectively, as a result of losses from commutations. The 2012 loss was comprised entirely of losses incurred; the 2011 loss was comprised of losses incurred of $2,265 and premiums earned of $(7); the 2010 loss was comprised of losses incurred of $142,934, commissions incurred $(103) and premiums earned of $(4). The following table includes the components of the losses by reinsurer:

COMPANY                                                2012    2011    2010
-------                                               ------- ------ --------
ISOP - the Association (a)                            $52,961 $   -- $     --
American United Life Ins Co.                            1,819     --       --
First Allmerica Financial Insurance Company             1,186     --       --
Trenwick America Reinsurance Corporation                1,081     --       --
Argonaut Midwest Insurance Company                         --  1,987       --
American International Reinsurance Company, Ltd. (b)       --     --  138,942
Reliastar Life Insurance Company                           --     --    1,368
Continental Casualty Company                               --     --    1,340
Other reinsurers less than $1.0 million                 1,776    285    1,185
                                                      ------- ------ --------
TOTAL                                                 $58,822 $2,272 $142,835
                                                      ======= ====== ========

(a)Effective May 31, 2012, ISOP entered into a commutation agreement with the Association covering all obligations and liabilities associated with Defense Base Act (DBA) policies with effective dates prior to September 1, 2009. As a result of the commutation, the Company, American Home and New Hampshire (all member companies of the Association and participants of the Admitted
   Pool) recorded a loss of $139,372 as follows. The balance was allocated to all participants of the Admitted Pool in accordance with the pooling agreement.

                         Admitted Pool Company's share
Losses incurred            $107,191        $40,733
LAE incurred                 32,181         12,229
                           --------        -------
Losses and LAE Incurred    $139,372        $52,962
                           ========        =======

   The commutation agreement covers workers' compensation business. Upon execution of the commutation, the Admitted Pool companies discounted the reserves in the portfolio at discount rates prescribed by each participant's state of domicile. This resulted in a benefit to the Admitted Pool companies of $100,000, of which the Company's 38% pool share was $38,000.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


(b)Effective April 1, 2010, the Company commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and PA DOI. The Company recorded its share of these transactions based upon its 38% pool share, as follows:

                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statements of Liabilities, Capital and Surplus:
   Outstanding losses                                        $2,576,715     $979,152
Statement of Operations and Changes in Capital and Surplus:
   Paid losses                                                  365,636      138,942
                                                             ----------     --------
   Net cash                                                  $2,211,079     $840,210
                                                             ==========     ========

As of December 31, 2012 and 2011, the Company had reinsurance recoverables on paid losses in dispute of $108,907 and $108,428 respectively.

During 2012, 2011, and 2010, the Company had net recoveries/ (write-offs) of reinsurance recoverable balances of $7,622, $14,875 and $(1,292) respectively.

As described in Note 5, the Company is party to an intercompany pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2012 and 2011, the Company's premium receivable and losses payable on assumed business was as follows:

2012
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premium in course of collection                                $375,966    $122,924    $498,890
Reinsurance payable on paid loss and loss adjustment expenses   232,961      65,031     297,992

2011
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premium in course of collection                                $174,413     $38,985    $213,398
Reinsurance payable on paid loss and loss adjustment expenses    75,551      12,463      88,014

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, related to reinsurance agreements with the following:

                                                           2012                               2011
                                            ---------------------------------- ---------------------------------
                                            PREMIUMS IN REINSURANCE PAYABLE ON PREMIUMS IN REINSURANCE PAYABLE ON
                                             COURSE OF    PAID LOSS AND LOSS    COURSE OF    PAID LOSS AND LOSS
                                            COLLECTION   ADJUSTMENT EXPENSES   COLLECTION   ADJUSTMENT EXPENSES
                                            ----------- ---------------------- ----------- ----------------------
Lexington Insurance Co.                       $51,514          $    --           $ 8,429          $ 10,832
Chartis Overseas Ltd.                          46,081           26,296            44,977            13,786
American International Reinsurance Co. Ltd     25,734           20,308                --                --
La Meridional Compania Argentina               22,810            3,637                42                --
Chartis Insurance Company of Canada            15,780           13,253             7,578             6,701
Chartis Excess Ltd.                             8,733            4,513             8,666                38
Chartis Australia Insurance Ltd.                8,073            3,264                --             5,220
AIU Insurance Co.                               8,033            6,349            (2,680)           (3,825)
AIG Europe Ltd.                                 6,627            6,690             7,333             7,050
AIG Europe Limited (France Branch)              6,133            6,532             8,428             9,750
Chartis South Africa Ltd.                       5,929            2,765               159               (40)
Chartis Specialty Ins. Co.                      2,906            2,340             3,373             1,394
National Union Ins. Co. of Vermont              1,733           10,110             2,348             9,525
CA De Seguros American Intl                     1,595            1,123             5,563             1,411
Chartis Ins. Co. of Puerto Rico                 1,445              432             1,555             1,339
United Guaranty Residential Ins. Co.              601               --               487           (53,200)
La Meridional Compania Argentina de
  Seguros S.A.                                     12                2             3,966             1,277
Eaglestone Reinsurance Co.                         --           20,321                --                --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with the Company. In accordance with the commutation agreement, the Company transferred cash and securities totaling $4,041,671 to Chartis Specialty, and in accordance with the pooling agreement, was reimbursed by the other pool participants. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                            COMPANY'S
                                                              POOLED
                                                   TOTAL    ALLOCATION
                                                 ---------- ----------
Statements of Liabilities, Capital and Surplus:
   Outstanding Losses                            $3,278,251 $1,245,735
   Unearned premium reserves                        933,787    354,839
   Other                                             49,727     18,896
                                                 ---------- ----------
                                                 $4,261,765 $1,619,470
                                                 ========== ==========
Statement of Operations and Changes in
Capital and Surplus:
   Ceding Commission                                220,094     83,636
                                                 ---------- ----------
   Net cash and securities                       $4,041,671 $1,535,834
                                                 ========== ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                   DEPOSIT   DEPOSIT   FUNDS HELD
                   ASSETS  LIABILITIES LIABILITIES
                   ------- ----------- -----------
DECEMBER 31,2012:
   Direct          $   --    $91,462     $    --
   Assumed             --         --          --
   Ceded            4,056         --      18,980
                   ------    -------     -------
   TOTAL           $4,056    $91,462     $18,980
                   ======    =======     =======

                    DEPOSIT   DEPOSIT   FUNDS HELD
                    ASSETS  LIABILITIES LIABILITIES
                    ------- ----------- -----------
DECEMBER 31, 2011:
   Direct             $--    $103,001     $   --
   Assumed             --          47         --
   Ceded                4          --      5,117
                      ---    --------     ------
   TOTAL              $ 4    $103,048     $5,117
                      ===    ========     ======

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                                                                      2012                2011
                                                               ------------------  ------------------
                                                               DEPOSIT   DEPOSIT   DEPOSIT   DEPOSIT
                                                               ASSETS  LIABILITIES ASSETS  LIABILITIES
                                                               ------- ----------- ------- -----------
BALANCE AT JANUARY 1                                           $    4   $103,048    $ 724   $200,441
   Deposit activity, including loss recoveries                     --     (9,719)    (720)   (95,807)
   Interest income or expense, net of amortization of margin    4,052     (1,867)      --     (1,586)
                                                               ------   --------    -----   --------
BALANCE AT DECEMBER 31                                         $4,056   $ 91,462    $   4   $103,048
                                                               ======   ========    =====   ========


                                 2012                   2011
                        ---------------------  ---------------------
                        FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                          ASSETS   LIABILITIES   ASSETS   LIABILITIES
                        ---------- ----------- ---------- -----------
BALANCE AT JANUARY 1       $ --
                                    $  5,117    $ 93,433    $1,045
   Contributions             --       60,851          --     5,017
   Withdrawals               --      (46,988)    (93,433)     (945)
   Interest                  --           --          --        --
                           ----     --------    --------    ------
BALANCE AT DECEMBER 31     $ --     $ 18,980    $     --    $5,117
                           ====     ========    ========    ======

In 2011, the Company determined that an assumed reinsurance deposit transaction with Cologne Re had terminated, and the Company eliminated assumed deposit liabilities of $95,000 and related funds held assets of $93,100.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 8 - FEDERAL AND FOREIGN INCOME TAXES

The Company files a consolidated U.S. federal income tax return with AIG. AIG's domestic subsidiaries can be found on Schedule Y included in the Company's 2012 Annual Statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2012 ("2012 Tax Sharing Agreement"). This accounting policy provides that the Company shall reflect in their financial statements the tax liability that would have been paid by the Company if they had filed a separate federal income tax return, with limited exceptions.

While the accounting policy described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with AIG and may at times be different. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit on a separate company basis to the Company, except that:

    . The sections of the Internal Revenue Code relating to Alternative Minimum Tax are applied, but only if the AIG consolidated group is subject to Alternative Minimum Tax in the Consolidated Tax Liability, and;

    .  The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
       (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The 2012 Tax Sharing Agreement replaced a prior tax sharing agreement in place during the 2010 and 2011 tax years between the Company and AIG PC (the 2010 Tax Sharing Agreement).

The key differences between the 2012 Tax Sharing Agreement and the 2010 Tax Sharing Agreement are:

    (i)Under the 2010 Tax Sharing Agreement, the federal income taxes for tax years ending December 31, 2010 and December 31, 2011 were directly payable and recoverable with AIG PC. Under the 2012 Tax Sharing Agreement, the federal income taxes for tax years beginning January 1, 2012, will be directly payable and recoverable with AIG.

   (ii)Under the 2010 Tax Sharing Agreement, the Company was required to pay Alternative Minimum Tax ("AMT") to AIG PC. The 2012 Tax Sharing Agreement requires that the sections of the Internal Revenue Code relating to AMT be applied, but only if the AIG consolidated group is subject to AMT.

  (iii)Under the 2010 Tax Sharing Agreement, any tax realized by the Company from the creation of a deferred intercompany gain (as determined under Treas. Reg. (S)1.1502-13) in which no consideration was received was paid by AIG PC. Under the 2012 Tax Sharing Agreement, no such provision exists.

   (iv)Under the 2010 Tax Sharing Agreement, AIG PC assumed the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       capital contribution transaction. Unrecognized tax benefits were defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

       Under the 2012 Tax Sharing Agreement, Tax Reserves, as defined as liabilities related to uncertain tax positions (as defined under SSAP No. 5R, LIABILITIES, CONTINGENCIES AND IMPAIRMENTS OF ASSETS) and tax authority audit adjustments, shall remain with the companies with which the Tax Reserves are currently recorded. Furthermore, when such Tax Reserves are realized, the responsibility for any additional tax liability and/or the rights to any refunds collected shall impact the Company's balance sheet on which the Tax Reserve currently resides.

    (v)Previously, to the extent that; (1) tax attributes were created outside of the normal course of business, (2) cash benefit was received by AIG PC under its separate tax allocation agreement with AIG in advance of when the attributes were actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expired and went unused in the AIG consolidated tax return, AIG PC was required to reimburse AIG for these amounts and apportion such amounts to the Company to the appropriate extent. The Company was required to reimburse AIG PC within 30 days after AIG PC receives notice from AIG. Under the 2012 Tax Sharing Agreement, this provision has been removed.

The federal income taxes recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from AIG or AIG PC. The statutory U.S. federal income tax rate is 35 percent at December 31, 2012.

On November 6, 2011, SSAP 101 was adopted by the NAIC. SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized and requires the scheduling of the reversal of deferred tax liabilities in the admissibility test to the extent reversals are relied upon as a source of income to support the valuation allowance assessment. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There is no cumulative effect as a result of enacting this pronouncement.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2012 and 2011 are as follows:

                                                   DECEMBER 31, 2012              DECEMBER 31, 2011
                                             ------------------------------ ------------------------------
DESCRIPTION                                   ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL
-----------                                  ---------- -------- ---------- ---------- -------- ----------
Gross Deferred Tax Assets                    $1,465,126 $398,418 $1,863,544 $1,558,273 $429,004 $1,987,277
Statutory Valuation Allowance Adjustments            --  108,218    108,218         --  113,179    113,179
                                             ---------- -------- ---------- ---------- -------- ----------
Adjusted Gross Deferred Tax Assets            1,465,126  290,200  1,755,326  1,558,273  315,825  1,874,098
Deferred Tax Assets Nonadmitted                 475,274       --    475,274    617,159      708    617,867
                                             ---------- -------- ---------- ---------- -------- ----------
Subtotal Net Admitted Deferred Tax Asset        989,852  290,200  1,280,052    941,114  315,117  1,256,231
Deferred Tax Liabilities                        104,166  290,200    394,366     53,192  315,117    368,309
                                             ---------- -------- ---------- ---------- -------- ----------
Net Admitted Deferred Tax Asset/(Liability)  $  885,686 $     -- $  885,686 $  887,922 $     -- $  887,922
                                             ========== ======== ========== ========== ======== ==========

The amount of admitted deferred tax assets, ratio percentage and total adjusted capital in the risk-based capital calculations are as follows:

                                                              DECEMBER 31, 2012            DECEMBER 31, 2011
                                                         ---------------------------- ----------------------------
DESCRIPTION                                              ORDINARY CAPITAL    TOTAL    ORDINARY CAPITAL    TOTAL
-----------                                              -------- -------- ---------- -------- -------- ----------
Carried back losses that reverse in subsequent three
  calendar years                                         $     -- $     -- $       -- $  3,435 $     -- $    3,435
Adjusted gross DTAs realizable within 36 months or 15
  percent of statutory surplus
(the lesser of 1 and 2 below)                             885,686       --    885,686  884,487       --    884,487
1. Adjusted gross DTAs realizable within 36 months        885,686       --    885,686  884,487       --    884,487
2. 15 percent of statutory surplus                            N/A      N/A  2,051,842      N/A      N/A  2,038,118
Adjusted gross DTAs that can be offset against DTLs       104,166  290,200    394,366   53,191  315,118    368,309
                                                         -------- -------- ---------- -------- -------- ----------
Total DTA admitted as the result of application of SSAP
  101                                                    $989,852 $290,200 $1,280,052 $941,113 $315,118 $1,256,231
                                                         ======== ======== ========== ======== ======== ==========

                                                                      2012         2011
                                                                  -----------  -----------
Ratio Percentage Used To Determine Recovery Period And Threshold
  Limitation Amount                                                       407%         379%
Amount Of Adjusted Capital And Surplus Used To Determine
  Recovery Period And Threshold Limitation In (2) Above.          $13,513,218  $13,587,456

During 2012, 2011 and 2010, the Company's current income tax expense/(benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,            2012     2011     2010
--------------------------------           ------- -------  -------
Federal income tax                         $ 2,056 $ 6,404  $15,245
Foreign income tax                          10,653  (1,695)  (9,078)
Other-prior period adjustment                1,569      67   (6,228)
                                           ------- -------  -------
   Subtotal                                 14,278   4,776      (61)
Federal income tax on net capital gains          2   2,096   17,787
                                           ------- -------  -------
Federal and foreign income taxes incurred  $14,280 $ 6,872  $17,726
                                           ======= =======  =======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)



The composition of the Company's net deferred tax assets as of December 31, 2012 and 2011 is set forth in the table below:

Deferred tax assets:

                                                     2012       2011
                                                  ---------- ----------
Ordinary
   Discounting of unpaid losses                   $  270,453 $  321,715
   Non-admitted assets                               128,859    148,195
   Unearned premium reserve                          166,280    184,714
   Pension adjustments                                17,627     12,278
   Bad debt expense                                   61,650     30,199
   Net operating loss carry-forward                  477,535    501,676
   Foreign tax credit carry-forwards                 125,498     19,103
   Alternative minimum tax carry-forward               1,491      4,278
   Deferred tax on foreign operations                 15,442     55,750
   Investments                                       176,508    219,378
   Deferred loss on branch conversions                    56     10,086
   Other temporary difference                         23,727     50,902
                                                  ---------- ----------
       Subtotal                                    1,465,126  1,558,274
Statutory valuation allowance adjustment                  --         --
Nonadmitted                                          475,274    617,159
                                                  ---------- ----------
Admitted ordinary deferred tax assets             $  989,852 $  941,115
                                                  ---------- ----------
Capital
   Investments                                    $  348,596 $  326,672
   Net capital loss carry-forward                     47,261     79,923
   Unrealized capital losses                           1,602      6,590
   Deferred loss on branch conversions                   568         --
   Other temporary difference                            391     15,818
                                                  ---------- ----------
       Subtotal                                      398,418    429,003
Statutory valuation allowance adjustment             108,218    113,179
Nonadmitted                                               --        708
                                                  ---------- ----------
Admitted capital deferred tax assets                 290,200    315,116
                                                  ---------- ----------
Admitted deferred tax assets                      $1,280,052 $1,256,231
                                                  ========== ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Deferred tax liabilities:

                                          2012     2011
                                        -------- --------
Ordinary
   Investments                          $ 39,885 $ 40,612
   Deferred tax on foreign operations     58,870       --
   Other temporary difference              5,411   12,580
                                        -------- --------
       Subtotal                          104,166   53,192
Capital
   Investments                            58,508   62,727
   Unrealized Capital Gains              231,692  252,390
                                        -------- --------
       Subtotal                          290,200  315,117
                                        -------- --------
Deferred tax liabilities                $394,366 $368,309
                                        -------- --------
Net deferred tax assets/liabilities     $885,686 $887,922
                                        ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the Changes in Capital and Surplus section):

                                                           2012        2011       CHANGE
                                                        ----------  ----------  ---------
Adjusted gross deferred tax assets                      $1,755,326  $1,874,098  $(118,772)
Total deferred tax liabilities                            (394,366)   (368,309)   (26,057)
                                                        ----------  ----------  ---------
Net deferred tax assets (liabilities)                    1,360,960   1,505,789   (144,829)
Deferred tax assets/(liabilities) - SSAP 3                                        (74,193)
Deferred tax assets/(liabilities) - unrealized                                     15,710
Deferred tax-noncash settlement through paid-in capital                           (11,112)
                                                                                ---------
Change in net deferred income tax                                               $ (75,234)
                                                                                =========
Change in deferred tax - current year                                           $ (69,139)
Change in deferred tax - current year - Other Surplus
  Items                                                                            (6,095)
                                                                                ---------
Total change in deferred tax                                                    $ (75,234)
                                                                                =========

                                                          CURRENT    DEFERRED     TOTAL
                                                        ----------  ----------  ---------
SSAP 3 impact:
   SSAP 3 - general items                               $   73,743  $  (84,777) $ (11,034)
   SSAP 3 - statutory valuation allowance                       --      10,584     10,584
                                                        ----------  ----------  ---------
   Subtotal SSAP 3                                          73,743     (74,193)      (450)
   SSAP 3 - APIC                                            15,862     (11,112)     4,750
   SSAP 3 - unrealized gain/loss                                --          --         --
                                                        ----------  ----------  ---------
   SSAP 3 - adjusted tax assets and liabilities             89,605     (85,305)     4,300
   SSAP 3 - non-admitted impact                            (24,115)     79,713     55,598
                                                        ----------  ----------  ---------
Total SSAP 3 impact                                     $   65,490  $   (5,592) $  59,898
                                                        ==========  ==========  =========

STATUTORY VALUATION ALLOWANCE

Under SSAP 101, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2012, the Company recorded gross deferred tax assets before valuation allowance of $1,863,544 and established a valuation allowance of $108,218 relating to capital deferred tax assets. This assessment is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2012.

When making its assessment about the realization of its deferred tax assets at December 31, 2012, the Company considered all available evidence, as required by income tax accounting guidance, including:

.. the nature, frequency, and severity of current and cumulative financial reporting losses;

.. transactions completed and transactions expected to be completed in the near future;

.. the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

.. the application of the amended tax sharing agreement between the Company and the Ultimate Parent; and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


.. tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included the existence of cumulative losses in recent years, including losses related to adverse development and higher than average catastrophe losses in recent years. Positive evidence included the Company's projections of taxable income over the carryforward period, considering the most recent year's results, known changes in the business mix impacting profitability, as well as objective projections of catastrophe losses based on historical experience. Additional positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, AIG PC's and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the gross deferred tax assets. These tax planning strategies included converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities. Tax planning strategies had no impact on ordinary or capital adjusted gross DTAs and ordinary or capital net admitted DTAs as of December 31, 2012.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,755,326 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 101's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the current financial statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $885,686 of net deferred tax assets were admitted as of December 31, 2012.

The Company does not have any unrecorded deferred tax liabilities.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35 percent to income before income taxes as follows:

                                                                   2012                  2011                   2010
                                                          ---------------------  --------------------  ----------------------
DESCRIPTION                                                 AMOUNT    TAX EFFECT   AMOUNT   TAX EFFECT    AMOUNT    TAX EFFECT
-----------                                               ----------  ---------- ---------  ---------- -----------  ----------
Net Income Before Federal Income Taxes and Capital
  Gains Taxes                                             $1,053,248  $ 368,637  $ 611,295  $ 213,953  $  (659,175) $(230,711)
Book to Tax Adjustments:
   Tax Exempt Income (Net Of Proration)                      (81,689)   (28,591)  (200,607)   (70,213)    (275,222)   (96,327)
   Intercompany Dividends                                   (800,000)  (280,000)   (30,942)   (10,830)    (301,132)  (105,396)
   Dividend received deduction (Net of Proration)             (5,077)    (1,777)    (5,095)    (1,783)      (5,725)    (2,004)
   Subpart F Income, Gross-Up & FTC                           67,455     (2,580)    10,847      2,102      (39,680)   (23,366)
   Meals And Entertainment                                     2,323        813      2,591        907        2,112        739
   Stock Options And Other Compensation                       10,981      3,843     39,035     13,662       (5,364)    (1,877)
   Non-Deductible Penalties                                      110         38      1,522        533           --         --
   Change in Non-admitted Assets                              67,249     23,537    105,203     36,822      198,505     69,476
   Change in Tax Position                                         --      1,999         --      5,217           --     11,937
   Statutory Valuation Allowance                                  --      5,623         --   (349,714)          --    341,564
   Federal Income Tax Adjustments-Prior Year                      --     (7,810)        --     (1,121)          --     48,434
   Capital gain on affiliated subsidiary redistribution
     (UGC)                                                        --         --         --         --      (67,503)   (23,626)
   Branch Conversions                                         (1,061)      (371)      (566)      (198)          --         --
   Non-Deductible expenses                                        --         --     36,156     12,677           --         --
   Other                                                          --         58         48         (5)        (483)    (2,032)
                                                          ----------  ---------  ---------  ---------  -----------  ---------
       Total Book to Tax Adjustments                        (739,709)  (285,217)   (41,808)  (361,944)    (494,492)   217,522
                                                          ----------  ---------  ---------  ---------  -----------  ---------
Total Federal Taxable Income and Tax                         313,539     83,419    569,487   (147,991)  (1,153,667)   (13,189)
                                                          ----------  ---------  ---------  ---------  -----------  ---------
Federal and Foreign Income Taxes Incurred                                14,278                 4,776                     (61)
Federal Income Tax on Net Capital Gains                                       2                 2,096                  17,787
Change in Net Deferred Income Taxes                                      75,234              (182,102)                (30,915)
Less: Change in Deferred Tax - Other Surplus Items                       (6,095)               27,239                      --
                                                                      ---------             ---------               ---------
Total Tax                                                             $  83,419             $(147,991)              $ (13,189)
                                                                      ---------             ---------               ---------

As of December 31, 2012, the Company had $125,498 of foreign tax credits carry forwards expiring through the year 2022, $1,491 of AMT credit carry forwards which may be carried forward indefinitely, $135,031 of net capital loss carry forwards expiring through the year 2015, and $1,364,386 of net operating loss carry forwards expiring through the year 2032 that are available to offset future taxable income. The Company has no other unused tax credits available to offset against future taxable income as of December 31, 2012 and 2011.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes. Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2012, the Company had no deposits under IRC Section 6603.

As of December 31, 2012, the Company recorded gross receivables related to tax return errors and omissions in the amount of $24,115, all of which were non-admitted. No liabilities related to uncertain tax positions were recorded during the 2012 tax year.

The U.S. is the only major tax jurisdiction of the Company, and as of December 31, 2012, the tax years from 2000 to 2011 remain open for tax examination.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. PENSION PLAN

   The U.S. AIG Retirement Plan (the qualified plan) is a noncontributory defined benefit plan, which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. U.S. salaried employees who are employed by a participating company and completed 12 months of continuous service are eligible to participate in the plan. Effective
   April 1, 2012, the qualified plan was converted to a cash balance formula comprised of pay credits based on six percent of a plan participant's annual compensation (subject to IRS limitations) and annual interest credits. In addition, employees can take their vested benefits when they leave AIG as a lump sum or an annuity option after completing at least three years of service. However, employees satisfying certain age and service requirements (i.e. grandfathered employees) remain covered under the old plan formula, which is based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Grandfathered employees will receive the higher of the benefits under the cash balance or final average pay formula at retirement. AIG also sponsors several non-qualified unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by the qualified plan. These include the AIG Non-Qualified Retirement Income Plan (AIG NQRIP) formerly known as AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the qualified plan as a result of federal tax limitations on compensation and benefits payable and the Supplemental Executive Retirement Plan (Supplemental), which provides additional retirement benefits to designated executives. Under the Supplemental plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG NQRIP Plan), Social Security, and any benefits accrued under a Company sponsored foreign deferred compensation plan.

   The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the qualified plan. If the qualified plan does not have adequate funds to pay obligations due plan participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

   The following table sets forth the funded status of the qualified plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

AS OF DECEMBER 31,                                2012        2011
------------------                            -----------  ----------
Fair value of plan assets                     $ 3,720,427  $3,432,515
Less projected benefit obligation               4,909,897   4,219,931
                                              -----------  ----------
Funded status                                 $(1,189,470) $ (787,416)
                                              ===========  ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The weighted average assumptions that were used to determine the pension benefit obligations as of December 31, 2012, 2011 and 2010 are set forth in the table below:

AS OF DECEMBER 31,                                  2012              2011              2010
------------------                            ----------------  ----------------  ----------------
Discount rate                                       3.94%             4.62%             5.50%
Rate of compensation increase (average)             4.00%             4.00%             4.00%
Measurement date                              December 31, 2012 December 31, 2011 December 31, 2010
Medical cost trend rate                              N/A               N/A               N/A

   In 2012, 2011, and 2010 AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of expenses for the qualified plan were approximately $10,465, $8,449, and $12,909 in 2012, 2011 and 2010, respectively.

B. POSTRETIREMENT BENEFIT PLANS

   AIG provides postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age.

   U.S. postretirement medical and life insurance benefits are based upon the employee attaining the age of 55 and having a minimum of ten years of service. Eligible employees who have medical coverage can enroll in retiree medical without having to elect immediate retirement pension benefits. Medical benefits are contributory, while the life insurance benefits are generally non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. Effective
   April 1, 2012, the retiree medical employer subsidy for the AIG Postretirement plan was eliminated for employees who were not grandfathered. Additionally, new employees hired after December 31, 2012 are not eligible for retiree life insurance.

   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postemployment Benefits Other Than Pensions (SSAP 14), as of December 31, 2012 and 2011 were $225,560 and $201,960, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $689, $623 and $584 for the years ended December 31, 2012, 2011 and 2010, respectively.

   AIG sponsors a voluntary savings plan for U.S. employees which provide for salary reduction contributions by employees. Effective January 1, 2012, the Company matching contribution was changed to 100 percent of the first six percent of participant contributions, up to the IRS maximum limits of $17 for employee contributions and to $15 for the Company matching contribution, irrespective of their length of service. Prior to the change, company contributions of up to seven percent of annual salary were made depending on the employee's years of service subject to certain compensation limits. Pre-tax expense associated with this plan was, $7,649, $5,232 and $7,686 in 2012, 2011 and 2010, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   As sponsor of the qualified plan and other benefit plans, as described in sections A and B above, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C. STOCK OPTION AND DEFERRED COMPENSATION PLANS

   Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan, as amended (2010 Plan), under which AIG has issued restricted stock units (RSUs) and stock appreciation rights (SARs). Although a few legacy plans were still outstanding at December 31, 2012 under the AIG 2007 Stock Incentive Plan, the 2010 Plan supersedes all plans and is currently the only plan under which share-based awards can be issued. Share-based awards issued under the 2010 Plan are linked to AIG common stock but provide for cash settlement. Under AIG's Long Term Incentive Plan certain employees are offered the opportunity to receive additional compensation in the form of cash and/or stock appreciation rights (SARs) if certain performance metrics are met. The Company reported expenses of $29,502, $9,521 and $25,617 at December 31, 2012, 2011 and 2010, respectively, for these plans.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

   AIG provides certain benefits to inactive employees who are not retirees. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries. The Company accrues a liability when the obligation is attributable to employees' services already rendered, the obligation relates to rights that vest or accumulate, the payment is probable and the amount can be reasonably estimated.

NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. CAPITAL AND SURPLUS

   The portion of unassigned surplus as of December 31, 2012 and 2011 represented by each item below is as follows:

                                  2012         2011
                               ----------  -----------
Unrealized gains and losses    $5,621,097  $ 5,796,715
Non-admit ted asset values       (859,750)  (1,079,724)
Provision for reinsurance         (50,810)     (77,539)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                        2012        2011        2010
------------------------------                     ----------  ----------  ----------
Unrealized gains, current year                     $5,621,097  $5,796,715  $5,557,752
Unrealized gains, previous year                     5,796,715   5,557,752   5,274,143
                                                   ----------  ----------  ----------
Change in unrealized gains                           (175,618)    238,963     283,609
Change in tax on unrealized gains                      15,710       3,818     (63,042)
Deferred gain liability                               (28,421)     43,750
Adjustments to beginning surplus (SSAP 3)             (25,085)     91,637     222,380
Derivatives-change in foreign exchange                   (186)     13,772     (11,263)
Amortization of goodwill                               (2,927)     (2,927)     (2,926)
                                                   ----------  ----------  ----------
Change in unrealized, net of taxes                 $ (216,527) $  389,013  $  428,758
                                                   ==========  ==========  ==========

Change in non-admitted asset values               2012         2011
-----------------------------------           -----------  -----------
Non-admitted asset values, current year       $  (859,750) $(1,079,724)
Non-admitted asset values, previous year       (1,079,724)    (838,329)
                                              -----------  -----------
Change in non-admitted assets                     219,974     (241,395)
Change in accounting principles SSAP 10R               --       (1,366)
Adjustments to beginning surplus (SSAP 3)         (99,298)      19,783
Other                                               8,544       (9,536)
                                              -----------  -----------
Change in non-admitted assets                 $   129,220  $  (232,514)
                                              ===========  ===========

   In calculating the provision for reinsurance as of December 31, 2012 and 2011, management utilized collateral including letters of credit provided by its Ultimate Parent of $ 289,811 and $402,308, respectively. The use of this collateral was approved by the PA DOI.

   The December 31, 2011 Surplus of the Company was restated to recognize a $160,746 increase in surplus due to the merger with Landmark. The surplus components impacted were as follows:

Change in SSAP 10R                                 $  8,364
Special surplus from retroactive premium                  9
Common capital stock                                  4,100
Gross paid in and contributed surplus                 4,773
Unassigned funds (other surplus adjustments)        143,500
                                                   --------
                                                   $160,746
                                                   ========

B. RISK-BASED CAPITAL REQUIREMENTS

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the minimum capital and surplus requirements of RBC for the 2012 reporting period.

C. DIVIDEND RESTRICTIONS

   Under Pennsylvania law, the Company may pay cash dividends only from unassigned funds (surplus) determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10 percent of the Company's statutory surplus, inclusive of unrealized gains, as of December 31, 2012, or 100 percent of the Company's net income, for the preceding twelve month period ended December 31, 2012) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the PA DOI. As of December 31, 2012, the maximum dividend payment, which may be made, by the Company, without prior approval during 2013, is $1,439,763.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. However, the Company has agreed to provide advance notice to PA DOI of, (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

   During 2012, the Company reported $1,735,998 in dividends to AIG Property Casualty U.S., Inc. of which $800,000 were considered extraordinary dividends. During 2011, the Company paid $861,346 in dividends to AIG PC of which $500,000 were considered extraordinary dividends. During 2010, the Company paid $889,961 in ordinary dividends to AIG Property and Casualty U.S., Inc. Refer to Note 5F for additional information.

NOTE 11 - CONTINGENCIES

A. LEGAL PROCEEDINGS

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Legal proceedings include the following:

   In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

   Caremark Litigation

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

   The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   Workers' Compensation Matters

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance
   (DOI). The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

   As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. A portion of the total $1.64 billion originally placed in escrow was designated to satisfy certain regulatory and litigation liabilities related to workers' compensation premium reporting issues. The original workers' compensation escrow amount was approximately $338 million and was placed in an account established as part of the 2006 New York regulatory settlement and referred to as the Workers' Compensation Fund. Additional money was placed into escrow accounts as a result of subsequent litigation and regulatory settlements, bringing the total workers' compensation escrow amount to approximately $597 million. Approximately $147 million was released from the workers' compensation escrow accounts in satisfaction of fines, penalties and premium tax obligations, which were imposed pursuant to a December 17, 2010 regulatory settlement agreement relating to workers' compensation premium reporting issues that was deemed final and effective on May 29, 2012. Following this disbursement, approximately $450 million remains in escrow and is specifically designated to satisfy class action liabilities related to workers' compensation premium reporting issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain Chartis entities' writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100 million in regulatory fines and penalties;
   (ii) AIG's payment of $46.5 million in outstanding premium taxes;
   (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and
   (iv) AIG's agreement to pay up to $150 million in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146.5 million in fines, penalties and premium taxes could be funded out of the Workers Compensation Fund, discussed above, to the extent that such monies had not already been used to fund a related class action settlement. The regulatory settlement was contingent upon and would not become effective until, among other events: (i) a final, court-approved settlement was reached in all the lawsuits pending in Illinois arising out of workers compensation premium reporting issues, including a putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement was reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver would not become effective until AIG consummated a settlement with the state insurance guaranty associations. On May 29, 2012, AIG completed its $25 million settlement with the guaranty associations, and the regulatory settlement was deemed effective on that date. The $146.5 million in fines, penalties and premium taxes were then disbursed to the regulatory settlement recipients pursuant to the terms of the associated escrow agreement.

   On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

   On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

   On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal.

   The $450 million settlement amount, which is currently held in escrow pending administration of the class action settlement, was funded in part from the approximately $191 million remaining in the Workers' Compensation Fund. As of December 31, 2012, AIG had an accrued liability equal to the amounts payable under the settlement.

   South Carolina workers' compensation

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain subsidiaries (collectively, the "AIG Parties") on behalf of a class of employers that obtained workers

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   compensation insurance from Chartis companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. On September 14, 2012, the court granted final approval of a settlement in which the defendants would pay $4 million. No appeals from that final approval order were filed, so the matter is now concluded.

   RICO Actions

   Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

   The plaintiffs in the Commercial Complaint were a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleged that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleged that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint were a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint named AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

   On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries will pay approximately $7 million of a total aggregate settlement amount of

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement. On February 15, 2013, the District Court issued an order authorizing distribution of the settlement fund to the class members.

   A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. Two consolidated actions naming AIG subsidiaries as defendants are still pending in the District of New Jersey. In the consolidated action The Heritage Corp. of South Florida v. National Union Fire Ins. Co. (Heritage), an individual plaintiff alleges damages "in excess of $75 thousand." Because the plaintiff has not actively pursued its claim since the settlement of the class action described in the preceding paragraph, the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Heritage litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the other remaining consolidated action, entered into a settlement agreement on April 4, 2013.

   Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

   Other Proceedings

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, or reasonably estimate the potential costs related to these matters. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES

   The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 2023. The total lease expense was $103,113, $103,577 and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   $103,403 in 2012, 2011 and 2010, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied and the Company's share of these transactions is allocated to it and other members of the Admitted Pool based upon their stated pool percentage.

   At January 1, 2013, the minimum aggregate annual rental commitments are as follows:

2013                                     $ 89,046
2014                                       86,533
2015                                       82,737
2016                                       82,058
2017                                       77,050
2018 and thereafter                       139,641
                                         --------
TOTAL MINIMUM LEASE PAYMENTS             $557,065
                                         ========

   Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

C. OTHER CONTINGENCIES

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity from third party or an affiliated AIG entity to fund future claim obligations. In the event the parties providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2012, the Company has not incurred a loss and there has been no default by any of the parties included in the transactions. Management believes that based on the financial strength of the parties involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all parties which the Company remains contingently liable amounted to $1,668,829 as of December 31, 2012. Also, as of December 31, 2012, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:

                                                                                    Licensed in
Name of life insurer                                              Location Balances Pennsylvania
--------------------                                              -------- -------- ------------
American General Life Insurance Company                           Texas    $427,852     Yes
BMO Life Assurance Company                                        Canada    248,487     No
The United States Life Insurance Company in the City of New York  New York  927,698     Yes

   As part of the purchase agreement related to the acquisition of Mt. Mansfield from AIG, the Company may be obligated to pay a portion of future distributions of Mt. Mansfield. The Company has an accrued liability for its estimate of this contingent commitment as of December 31, 2012.

   As part of its private equity portfolio investment, as of December 31, 2012, the Company may be called upon for an additional capital investment of up to $196,870. The Company expects only a small portion of this portfolio will be called during 2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force.

   The Company has not been required to perform under any of the guarantees that it had issued.

   Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

   The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2012:

                                                                         POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                       DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @     SURPLUS @
GUARANTEED COMPANY                                    ISSUED  TERMINATED  12/31/2012    @ 12/31/2012   12/31/2012   12/31/2012
------------------                                   -------- ---------- ------------- --------------- ---------- --------------
AHICO First American-Hungarian
  Insurance Company                           ***     9/15/98   1/30/09   $   155,634   $    208,573      $--      $    60,545
American General Life Insurance Company
  of Delaware (f/k/a AIG Life Insurance
  Company)                                            7/13/98  12/29/06     8,000,829    146,599,363       --       11,514,485
American International Assurance Company
  (Bermuda) Limited                                   8/23/99   1/31/08    21,647,000     41,595,000       --        3,108,000
American International Life Assurance
  Company of New York                         +       7/13/98   4/30/10     5,572,204     24,001,788       --        1,878,325
Chartis Excess Limited (f/k/a AIG Excess
  Liability Insurance International Limited)          5/28/98               2,092,208        670,947       --          457,407
AIG Insurance Company-Puerto Rico (f/k/a
  Chartis Insurance Company-Puerto Rico)              11/5/97  12/31/09        68,339        140,775       --          140,152
Chartis Insurance Ireland Limited (f/k/a AIG
  Europe (Ireland) Limited)                   ++++   12/15/97   1/31/12       605,353        320,375       --          174,196
Chartis Select Insurance Company (f/k/a
  AIG Excess Liability Insurance Company,
  Ltd.)                                       ++      7/29/98   4/30/12         1,465     22,594,457       --        7,925,575
Chartis Ukraine Insurance Company (f/k/a
  AIG Ukraine) (rating withdrawn 2/13/03)             10/1/00  10/31/12         3,179             --       --            6,225
CJSC AIG Life Insurance Company (Russia)
  (f/k/a AIG Russia Insurance Company
  ZAO)                                        ***     9/15/98   1/30/09       411,627        590,082       --          181,410
First American Czech Insurance Company,
  A.S.                                        ***     9/15/98   1/30/09       559,160        587,833       --           83,557
La Meridional Compania Argentina de
  Seguros S.A.                                         1/6/98                 238,051         89,357       --           30,388
21st Century Security Insurance Company
  (f/k/a New Hampshire Indemnity
  Company, Inc.)                                     12/15/97   8/31/09        19,119        194,305       --          184,224
                                                                          -----------   ------------      ---      -----------
Total guarantees                                                          $39,374,168   $237,592,855       --      $25,744,489
                                                                          ===========   ============      ===      ===========

*** These insurers were purchased by MetLife, Inc. on November 1, 2010. In connection with the sale, MetLife, Inc. provided the Company with a hold harmless agreement with respect to its obligations under these guarantees.
+ American International Life Assurance Company of New York (AI Life) was merged into The United States Life Insurance Company of the City of New York (US Life) effective December 31, 2010. The policyholder obligations disclosed represent those of AI Life. Invested assets and policyholders' surplus disclosed represent the amount reported by US Life.
++ Chartis Select Insurance Company merged into Lexington Insurance Company effective January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2012. Invested assets and policyholders' surplus disclosed represent the amount reported by Lexington Insurance Company as of December 31, 2012.
++++ The guaranteed company merged into AIG Europe Limited (f/k/a Chartis
     Europe Limited) effective December 1, 2012. The policyholder obligations, invested assets and policyholder surplus disclosed represent those of the guaranteed entity as of November 30, 2012.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. FEDERAL HOME LOAN BANK (FHLB) AGREEMENTS

   As of March 23, 2012, the Company became a member of the Federal Home Loan Bank of Pittsburgh (FHLB). Such membership requires the Company to own stock in this FHLB. The Company owned FHLB stock with an aggregate value of $7,359 of stock in the FHLB at December 31, 2012. To the extent that the Company borrows from the FHLB, its ownership interest in the stock of the FHLB, together with other assets necessary to collateralize the amount borrowed, will be pledged to the FHLB. At December 31, 2012, the Company has not drawn any loans or pledged any securities associated with advances from the FHLB. The table below indicates the amount of FHLB stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB:

                                                           As of
                                                     December 31, 2012
                                                     -----------------
FHLB stock purchased/owned as part of the agreement      $  7,359
Collateral pledged to the FHLB                                 --
Borrowing capacity currently available                    921,100

NOTE 12 - OTHER SIGNIFICANT MATTERS

A. OTHER ADMITTED ASSETS

   As of December 31, 2012 and 2011, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

OTHER ADMITTED ASSETS                         2012       2011
---------------------                      ---------  ---------
Allowance provision                        $(173,756) $(109,446)
Deposit accounting assets                      4,056          4
Gurananty funds receivable and on deposit      9,012     10,567
Loss funds on deposit                         44,162     45,227
Paid loss clearing                           348,652    370,803
Retroactive reinsurance recoverable            1,355      1,467
Other assets                                  94,469     76,259
                                           ---------  ---------
   TOTAL OTHER ADMITTED ASSETS             $ 327,950  $ 394,881
                                           =========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

   As of December 31, 2012 and 2011, the Company's liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments amounted to $189,231 and $145,746, respectively, with related assets for premium tax credits of $9,012 and $10,567, respectively. Of the amount accrued, the Company expects to pay approximately $111,685 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $68,525 in future periods. In addition, the Company anticipates it will realize $5,874 of premium tax offset credits and the associated liability in years two through five. The remaining $3,147 will be realized between years six through ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2012 is set forth below:

Assets recognized from paid and accrued premium tax offsets and policy
  surcharges prior year-end                                             $10,567
Decreases current year:
   Guaranty fund refunds                                                    349
   Premium tax offset applied                                             1,691
   Premium tax offset charge off                                            686
Increases current year:
   Premium tax offset paid                                                1,171
                                                                        -------
Assets recognized from paid and accrued premium tax offsets and policy
  surcharges current year-end                                           $ 9,012
                                                                        =======

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2012 and 2011, the Company had established an allowance for doubtful accounts of $173,756 and $109,446, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2012, 2011 and 2010, the Company recorded $(60,217), $(17,105), and
   $22,205 respectively, for allowance for doubtful accounts to Net Gain/(Loss) from Agents' Balances Charged-off in the accompanying Statements of Operations.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


B. OTHER LIABILITIES

   As of December 31, 2012 and 2011, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                              2012      2011
-----------------                                                            --------  --------
Accrued retrospective premiums                                               $ 52,388  $ 68,065
Amounts withheld or retained by company for account of others                   3,351     4,716
Deferred commission earnings                                                    8,285     4,392
Deposit accounting liabilities                                                 91,462   103,048
Deposit accounting liabilities-funds held                                      18,980     5,117
Remittances and items not allocated                                            36,071    26,252
Retroactive reinsurance payable                                                    87       372
Retroactive reinsurance reserves-ceded                                         (5,903)     (949)
Servicing carrier liability                                                     6,015     7,314
Escrow funds (NICO)                                                            24,012    27,120
Other legal contingencies                                                          --    55,536
Other liabilities, includes suspense accounts, expense account balances and
  certain accruals                                                            247,333   141,428
                                                                             --------  --------
   TOTAL OTHER LIABILITIES                                                   $482,081  $442,411
                                                                             ========  ========

   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

   NICO funds third party reinsurance recoverable on behalf of AIG Reinsureds. AIG PC reports the balances collected and due to NICO as Escrow funds.

C. OTHER INCOME (EXPENSES)

   For the years ended December 31, 2012, 2011 and 2010, other income (expenses) as reported in the accompanying Statements of Income and Changes in Capital and Surplus were comprised for the following balances:

 OTHER (EXPENSES) INCOME                            2012      2011      2010
 -----------------------                          --------  --------  -------
 Other income                                     $ 31,860  $  8,865  $35,046
 Fee income on deposit programs                      7,010     6,571    8,496
 Equities and deposits in pools and associations        41        --     (737)
 Interest expense on reinsurance program           (41,738)  (53,980)      --
                                                  --------  --------  -------
    TOTAL OTHER (EXPENSES) INCOME                 $ (2,827) $(38,544) $42,805
                                                  ========  ========  =======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. NON-CASH ITEMS

   For the years ended December 31, 2012, 2011 and 2010, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

NON-CASH TRANSACTIONS                     2012        2011      2010
---------------------                  ----------  ---------  --------
CAPITAL CONTRIBUTION:
   Acquisition of Lexington            $2,230,538  $      --  $     --
   Acquisition of Specialty               255,998         --        --
   Disposal of Select                    (442,228)        --        --
   Other                                   57,116     14,148   774,479
DIVIDENDS TO PARENT:
   Securities                             876,104         --   113,723
   Other                                   25,998     36,346        --
LOSS PORTFOLIO TRANSFER:
   Premiums collected                       8,533         --        --
   Benefit and loss related payments       61,627    927,266        --
   Funds held                             (70,160)  (927,266)       --

NOTE 13 - SUBSEQUENT EVENTS

Subsequent events have been considered through April 22, 2013 for the statutory statement issued on April 26, 2013.

Type I - Recognized Subsequent Events:

None noted.

Type II - Nonrecognized Subsequent Events:

On January 9, 2013 AIG announced that it has entered into a reinsurance transaction with Compass Re Ltd., which will provide $400,000 of peak-zone protection against U.S. hurricanes and earthquakes. To fund its potential obligations to AIG, Compass Re Ltd. issued a $400,000 catastrophe bond in a single tranche. The transaction closed on December 27, 2012 and provides AIG with fully collateralized coverage against the losses described above on a per-occurrence basis (under a reinsurance agreement related to the notes) through December 2014 using an index trigger with state-specific payment factors. With this transaction, AIG has sponsored $1,850,000 in catastrophe bonds over the past three years.

On January 31, 2013, Lexington's Board of Directors declared an extraordinary dividend of $500,000 to the Company. The payment of the dividend was approved by the DE DOI on March 22, 2013. The dividend was paid on March 26, 2013.

On January 31, 2013, the Company's Board of Directors approved a distribution of the Company's 100% ownership interest of Lexington and Chartis Specialty to AIG Property Casualty U.S. Inc. This transaction was approved by the Delaware, Pennsylvania and Illinois Insurance Departments. The distribution was made on March 31,2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


On February 20, 2013, the 2012 AIG CMA was amended to exclude net admitted deferred tax assets from the calculation of TAC. As a result, effective February 20, 2013, the SMP decreased from 350 percent to 325 percent. On that same date, the AIG PC CMA was amended to exclude net admitted deferred tax assets from the calculation of TAC and the Individual Entity Minimum Percentage was reduced from 300 percent to 275 percent. Refer to Note 5 for additional information.

Effective May 31, 2013, the members and nominees of Chartis Overseas Association intend to terminate an old and put into place a new reinsurance structure that will result in certain Japan business currently assumed by the Association members to instead be assumed by the Company acting in its capacity as the lead member of the Admitted Pool. This will support AIG PC's efforts to reduce the business in American International Overseas, Ltd.; redirect reinsurance to the Admitted Pool companies in order to centralize and leverage capital; simplify AIG PC's intercompany reinsurance structure consistent with regulatory commitments.

                                   PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:

      (1) Audited Financial Statements of Separate Account USL A of The United States Life Insurance Company in the City of New York for the year ended December 31, 2012 are included in Part B of the registration statement.

      (2) Audited financial statements of The United States Life Insurance Company in the City of New York for the years ended December 31, 2012, 2011 and 2010 are included in Part B of the registration statement.

      (3) The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2012 and 2011, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2012 are included in Part B of the registration statement.

(b)   Exhibits.

      (1)(a) Certificate of Resolution for American International Life Assurance Company of New York pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

      (1)(b) Section 5, the "Governing Law and Name of Surviving Corporation" of the Agreement and Plan of Merger. (5)

      (2)          N/A

      (3)(a) Specimen form of Amended and Restated Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, dated September 22, 2009. (9)

      (3)(b) Form of Schedule A as of January 1, 2011 to Amended and Restated Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, dated September 22, 2009. (9)

      (3)(c)       Form of Selling Group Agreement. (9)

      (4)(a) Form of Single Premium Group Immediate Variable Annuity Nonparticipating Contract, Form No. 21GVIA1000. (2)

      (4)(b) Form of Single Premium Immediate Variable Annuity Nonparticipating Certificate of Coverage, Form No. 26GVIA1000. (2)

      (4)(c)       Form of Certificate Schedule, Form No. 14EGAN403. (2)

      (4)(d) Form Endorsement - Partial Withdrawal Option, Form No. 26GVPW0403. (2)

      (4)(e) Form Endorsement - Initial Allocation of Net Single Premium, Form No. 26GVMM403. (2)

      (4)(f) Form of Endorsement Cancellation Option, Form No. 26GVCO403-Rev(11/05). (3)

      (4)(g)       Specimen form of Merger Endorsement. (5)

      (5)(a)       Form of Master Application for Group Annuity (46648RG (7/03)
                   APP). (12)

      (5)(b) Form of Single Premium Immediate Annuity Application, Form No. USL0354-33 Rev0703. (4)

      (5)(c)       Form of Immediate Enrollment Form (24GVIA1000 (VLIP)). (12)

      (5)(d)       Form of Annuity Service Change Request, Form No. VGVCR
                   Rev03/11. (14)

      (6)(a) Charter of The United States Life Insurance Company in the City of New York, Restated as of December 31, 2011. (15)

      (6)(b) Copy of the Bylaws of The United States Life Insurance Company in the City of New York, amended and restated December 14, 2010. (11)

      (7)(a) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (5)

      (7)(b) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (5)

      (7)(c) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (5)

      (7)(d) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (5)

      (8)(a)(i) Form of Fund Participation Agreement between American International Life Assurance Company of New York and The Vanguard Group, Inc. dated December 27, 2001. (6)

      (8)(a)(ii) Form of Addendum to Fund Participation Agreement between American International Life Assurance Company of New York and The Vanguard Group, Inc. (7)

      (8)(a)(iii) Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American International Life Assurance Company of New York. (7)

      (8)(a)(iv) Form of Letter of Consent among The Vanguard Group, Inc., Vanguard Variable Insurance Fund, American International Life Assurance Company of New York and The United States Life Insurance Company in the City of New York. (9)

      (8)(a)(v) Form of Amendment No. 1 to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York dated as of April 30, 2012. (Filed herewith)

      (8)(b) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American International Life Assurance Company of New York. (10)

      (8)(c)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (8)

      (8)(c)(ii) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (8)

      (8)(c)(iii)  Form of Addendum No. 1 to Service and Expense Agreement
                   dated February 1, 1974, between American International
                   Group, Inc. and various
                   affiliate subsidiaries,including The United States Life Insurance Company in the City of New York, dated May 21,1975.
                   (8)

      (8)(c)(iv) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (8)

      (8)(c)(v) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998. (8)

      (8)(c)(vi) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (8)

      (8)(c)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004.
                   (8)

      (8)(c)(viii) Form of Addendum No. 34 to Service and Expense Agreement
                   dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (8)


      (8)(c)(ix) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (8)

      (8)(d)(i) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of American International Life Assurance Company of New York. (9)

      (8)(d)(ii) Notice of Termination of Guarantee as Published in the Wall Street Journal on March 31, 2010. (9)

      (8)(e) Notice of Termination of AIG Support Agreement between American International Life Assurance Company of New York and American International Group, Inc., including a copy of the agreement attached to such Notice as Exhibit 1. (9)

      (8)(f) Specimen form of Agreement and Plan of Merger including the Charter of The United States Life Insurance Company in the City of New York as the Surviving Corporation. (9)

      (8)(g) Unconditional Capital Maintenance Agreement between American International Group, Inc. and The United States Life Insurance Company in the City of New York. (11)

      (9) Opinion and Consent of Lauren W. Jones, Esq., Chief Counsel of American General Life Companies, LLC. (12)

      (10)         Consents (Filed herewith)

      (11)         N/A

      (12)         N/A

      (13)(a) Power of Attorney of National Union Fire Insurance Company of Pittsburgh, Pa. (16)

      (13)(b) Power of Attorney with of The United States Life Insurance Company in the City of New York. (17)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 033-39170) of Variable Account A of American International Life Assurance Company of New York filed on October 27, 1998.

(2) Incorporated by reference to the initial filing of Form N-4 Registration Statement (File No. 333-108724) of Variable Account A of American International Life Assurance Company of New York filed on September 12, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-108724) of Variable Account A of American International Life Assurance Company of New York filed on
      July 13, 2006.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(5) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on December 28, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on April 25, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2009.

(9) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on December 30, 2010.

(10) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 1, 2007.

(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on May 2, 2011.

(12) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-171496) of The United States Life Insurance Company in the City of New York Separate Account USL A filed on December 30, 2010.

(13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on May 2, 2011.

(14) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-171496) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on May 2, 2011.

(15) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on April 30, 2012.

(16) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on April 30, 2013.

(17) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-149403) of The United States Life Insurance Company in the City of New York Separate Account VL-R filed on April 30, 2013.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR
-----------------------------------------------
Jay S. Wintrob (2)        Director, Chairman, President and Chief Executive Officer
Bruce R. Abrams           Director and President - Fixed Annuities
William J. Carr           Director
Thomas J. Diemer          Director, Senior Vice President and Chief Risk Officer
Mary Jane B. Fortin       Director, Executive Vice President, Chief Financial Officer
Deborah A. Gero (2)       Director, Senior Vice President and Chief Investment Office
William J. Kane           Director
Scott H. Richland         Director
W. Lawrence Roth          Director
Jana W. Greer (3)         President - Retirement Income Solutions
James A. Mallon           President - Life and Accident & Health
Jonathan J. Novak (2)     President - Institutional Markets
Curtis W. Olson (1)       President - Group Benefits
Robert M. Beuerlein       Senior Vice President and Chief and Appointed Actuary
Randall W. Epright        Senior Vice President and Chief Information Officer
Stephen A. Maginn (3)     Senior Vice President and Chief Distribution Officer
Christine A. Nixon (2)    Senior Vice President and Chief Legal Officer
Tim W. Still Senior       Vice President and Chief Operations Officer
Steven D. Anderson        Vice President and Controller
Jim A. Coppedge           Vice President and Assistant Secretary
Julie Cotton Hearne       Vice President and Secretary
David H. den Boer         Vice President and Chief Compliance Officer
John B. Deremo            Vice President, Distribution
William T. Devanney, Jr.  Vice President and Tax Officer
Gavin D. Friedman (2)     Vice President and Litigation Officer
Leo W. Grace              Vice President, Product Filings
Tracy E. Harris           Vice President, Product Filings
Mallary L. Reznik (2)     Vice President and Assistant Secretary
T. Clay Spires            Vice President and Tax Officer
Michael E. Treske         Vice President, Distribution

William C. Wolfe          Vice President and Treasurer
Manda Ghaferi (2)         Vice President
David S. Jorgensen        Vice President
Melissa H. Cozart         Privacy Officer
Craig M. Long             Anti-Money Laundering and Office of Foreign Asset Control
                          Officer
David J. Kumatz (4)       Assistant Secretary
Virginia N. Puzon (2)     Assistant Secretary
Larry E. Blews            38a-1 Compliance Officer

     (1) 3600 Route 66, Neptune, NJ 07753
     (2) 1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
     (3) 21650 Oxnard Street, Woodland Hills, CA 91367
     (4) 200 American General Way, Brentwood, TN 37027

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-13-001390, filed February 21, 2013. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2013, there were seventeen (18) owners of Contracts of the class covered by this registration statement, eight (9) qualified Contracts and nine
(9) non-qualified Contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
----------------------------------------------------------------

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
Separate Account I
Separate Account II

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL B

(b) The following information is provided for each director and officer of the principal underwriter. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS     AMERICAN GENERAL EQUITY SERVICES CORPORATION
-------------------   --------------------------------------------

Mary Jane B. Fortin   Director and Chairman
Erik A. Baden         Director
John Gatesman         Director, President and Chief Executive Officer
Kyle L. Jennings      Executive Vice President, General Counsel and Secretary
Thomas Clay Spires    Vice President and Tax Officer
Larry Blews           Vice President and Chief Compliance Officer
Lauren W. Jones       Chief Counsel - Business Lines and Assistant Secretary
John J. Reiner        Treasurer and Controller

NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS     AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------    --------------------------------------------
Barbara J. Moore      Assistant Tax Officer
Becky Strom           Vice President, Chief Privacy Officer and Anti-Money
                      Laundering Officer

(c)  Compensation From the Registrant.
     ---------------------------------

NAME OF PRINCIPAL NET UNDERWRITING COMPENSATION  BROKERAGE   COMPENSATION
UNDERWRITER       DISCOUNTS AND    ON REDEMPTION COMMISSIONS
                  COMMISSIONS

American General        0                0            0           0
Equity Services
Corporation


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at One World Financial Center, 200 Liberty Street, New York, New York 10281 or at The United States Life Insurance Company in the City of New York's Administrative Offices located at 405 King Street, 4th Floor, Wilmington, Delaware 19801-3722.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)  Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b)  Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Policies. The National Union Guarantee will not cover any Policies with an issue date later than the Point of Termination. The National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

Effective December 31, 2010, American International Life Assurance Company of New York, an affiliate of The United States Life Insurance Company in the City of New York, merged with and into The United States Life Insurance Company in the City of New York. New York law provides for the continuation of guarantees for policies and other contracts and certificates issued prior to a merger. Therefore, the National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2013.

                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        SEPARATE ACCOUNT USL A
                                        (Registrant)

                                    BY: THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        (On behalf of the Registrant and itself)

                                    BY: MARY JANE B. FORTIN
                                        ---------------------------------------
                                        MARY JANE B. FORTIN
                                        EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER

                                  US Life - 1

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.


Signature                               Title                          Date
----------                              -----                          ----

*JAY S. WINTROB        Director, Chairman, President and          April 29, 2013
--------------------   Chief Executive Officer
JAY S. WINTROB

*BRUCE R. ABRAMS       Director and President - Fixed Annuities   April 29, 2013
--------------------
BRUCE R. ABRAMS

*WILLIAM J. CARR       Director                                   April 29, 2013
--------------------
WILLIAM J. CARR

*THOMAS J. DIEMER      Director, Senior Vice President and        April 29, 2013
--------------------   Chief Risk Officer
THOMAS J. DIEMER

*MARY JANE B. FORTIN   Director, Executive Vice President and     April 29, 2013
--------------------   Chief Financial Officer
MARY JANE B. FORTIN

                       Director, Senior Vice President and        April   , 2013
--------------------   Chief Investment Officer
DEBORAH A. GERO

*WILLIAM J. KANE       Director                                   April 29, 2013
--------------------
WILLIAM J. KANE

*SCOTT H. RICHLAND     Director                                   April 29, 2013
--------------------
SCOTT H. RICHLAND

*R. LAWRENCE ROTH      Director                                   April 29, 2013
--------------------
R. LAWRENCE ROTH

*STEVEN D. ANDERSON    Vice President and Controller              April 29, 2013
--------------------
STEVEN D. ANDERSON

JENNIFER POWELL        Attorney-In-Fact                           April 29, 2013
--------------------
*JENNIFER POWELL


                                  US Life - 2

                                                                      333-171496
                                                                       811-04865

                                   SIGNATURES

     National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April 2013.

                                                  NATIONAL UNION FIRE INSURANCE
                                                  COMPANY OF PITTSBURGH, PA.

                                              BY: KATHLEEN T. CARBONE
                                                  -----------------------------
                                                  KATHLEEN T. CARBONE
                                                  STATUTORY CONTROLLER
                                                   AND VICE PRESIDENT

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title                   Date
---------                               -----                   ----

*RICHARD HOSKINS       Chief Financial Officer              April 29, 2013
--------------------
RICHARD HOSKINS

*JAMES BRACKEN         Director                             April 29, 2013
--------------------
JAMES BRACKEN

*JOHN Q. DOYLE         Director, President, Chief           April 29, 2013
--------------------   Executive Officer and Chairman
JOHN Q. DOYLE

*PETER D. HANCOCK      Director                             April 29, 2013
--------------------
PETER D. HANCOCK

*DAVID L. HERZOG       Director                             April 29, 2013
--------------------
DAVID L. HERZOG

*MONIKA M. MACHON      Director                             April 29, 2013
--------------------
MONIKA M. MACHON

*RALPH W. MUCERINO     Director                             April 29, 2013
--------------------
RALPH W. MUCERINO

*SID SANKARAN          Director                             April 29, 2013
--------------------
SID SANKARAN

*MARK T. WILLIS        Director                             April 29, 2013
--------------------
MARK T. WILLIS


*BY: KATHLEEN T. CARBONE
     ----------------------------
     KATHLEEN T. CARBONE
     ATTORNEY-IN-FACT
     (Exhibit (13)(a) to the Registration Statement)

                                  EXHIBIT INDEX

ITEM 24. EXHIBITS

      (10)     Consents

                                      E-1